AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON May 1, 1998 File No. 33-58504
         811-5301



                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                                 [ ]
     Post-Effective Amendment No. 8                              [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
    Amendment No. 29                                             [X]
                  ---

                          (Check appropriate box or boxes.)

                                  VARIABLE ACCOUNT I
                              (Exact Name of Registrant)

                           AIG Life Insurance Company
                                 (Name of Depositor)

                      600 King Street, Wilmington, DE  19801
           (Address of Depositor's Principal Executive Offices) (Zip Code)

   Depositor's  Telephone  Number, including Area Code (302) 594-2978

                                Robert Liguori, Esq.
                             AIG Life Insurance Company
                                   One Alico Plaza
                             Wilmington, Delaware 19899
                        (Name and Address of Agent for Service)

   Copies to:
   Michael Berenson, Esq.                 and     Florence Davis, Esq.
   Jorden Burt Boros Cicchetti                    American International
     Berenson & Johnson                           Group, Inc.
   Suite 400 East                                 70 Pine Street
   1025 Thomas Jefferson Street, N.W.             New York, New York 10270
   Washington, D.C. 20007-0805

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

          It is proposed that this filing will become effective
          (check  appropriate box)

     X    immediately  upon  filing  pursuant  to  paragraph  (b) of Rule 485 on  __________  pursuant to paragraph  (b) of Rule 485

          60 days after filing pursuant to paragraph (a)(i) of Rule 485 on _________  pursuant to paragraph (a)(i) of Rule 485

          75 days after filing pursuant to paragraph (a)(ii) on pursuant to paragraph (a)(ii) of rule 485.

          If appropriate, check the following box: this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                              CROSS REFERENCE SHEET
                             (required by Rule 495)

Item No.        Location
                                     PART A

Item 1.  Cover Page.....................................   Cover Page
Item 2.  Definitions....................................   Definitions
Item 3.  Synopsis.......................................   Highlights
Item 4.  Condensed Financial Information................   Condensed Financial Information
Item 5.  General Description of Registrant,
         Depositor, and Portfolio Companies.............   The Variable
                                                           Account; The
                                                           Company; The Fund
Item 6.  Deductions and Expenses........................   Charges and Deductions
Item 7.  General Description of Variable
         Annuity Contracts..............................   Purchasing a
                                                           Contract; Rights
                                                           under the
                                                           Contracts
Item 8.  Annuity Period.................................   Annuity
Period
Item 9.  Death Benefit..................................   Death Benefit
Item 10  Purchases and Contract Value...................   Rights under the
                                                           Contracts; Purchasing
                                                           a Contract
Item 11.      Redemptions................................  Withdrawals
Item 12.      Taxes......................................  Taxes
Item 13.      Legal Proceedings..........................  Legal Proceedings
Item 14.      Table of Contents of the Statement of
              Additional Information.....................  Table of
                                                           Contents of the
                                                           Statement of
                                                           Additional
                                                           Information

                                    PART B


Item 15.      Cover Page....................................   Cover Page
Item 16.      Table of Contents.............................   Table of
                                                               Contents
Item 17.      General Information and History...............   General
Information
Item 18.      Services......................................   Services
Item 19.      Purchase of Securities Being Offered..........   Purchasing
                                                               a Contract;
                                                               Charges and
                                                               Deductions
                                                               (Part A)
Item 20.      Underwriters..................................   General
                                                               Information/
                                                               Distributor
Item 21.      Calculation of Performance Data...............   Calculation
                                                               of
                                                               Performance
Related
                                                               Information
Item 22.      Annuity Payments..............................   Annuity
                                                               Provisions
Item 23.      Financial Statements..........................   Financial
                                                               Statements


                                     PART C


    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                     PART A

                               VARIABLE ACCOUNT I

                                       and

                           AIG LIFE INSURANCE COMPANY
                                 One Alico Plaza
                                 600 King Street
                           Wilmington, Delaware 19801

     This Prospectus sets forth the information a prospective investor ought to know before investing.

     The individual deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (together "The Contracts") described in this Prospectus provide for accumulation of Contract Value and payment of monthly annuity payments. The Contracts may be used in retirement plans which do not qualify for federal tax advantages ("Non-Qualified Contracts") or in connection with retirement plans which may qualify as Individual Retirement Annuities ("IRA") under Section 408 of the Internal Revenue Code of 1986, as amended (the "Code") or Section 403(b) of the Code ("403(b) Plans"). The Contracts will not be available in connection with retirement plans designed by AIG Life Insurance Company (the "Company") which qualify for the federal tax advantages available under Sections 401 and 457 of the Code. Purchasers intending to use the Contracts in connection with an IRA or 403(b) Plan should seek competent tax advice. An owner may be issued a certificate as evidence of individual participation under a group arrangement. The description of the Contract in this prospectus is fully applicable to any certificate that may be issued under the group contract.

     Premiums allocated among the Subaccounts of Variable Account I (the "Variable Account") will be invested in shares of corresponding portfolios of the Alliance Variable Products Series Fund, Inc. (the "Fund"). The Fund has made available the following portfolios: Growth & Income Portfolio; Growth Portfolio; Technology Portfolio; Premier Growth Portfolio; Real Estate Investment Portfolio; International Portfolio; Worldwide Privatization Portfolio; Total Return Portfolio; Quasar Portfolio; North American Government Income Portfolio; U.S. Government/High Grade Securities Portfolio; Global Bond Portfolio; Utility Income Portfolio; Money Market Portfolio; Global Dollar Government Portfolio and High Yield Portfolio. (See "The Fund" on page ___.)


     Additional information about the Contracts and the Variable Account is contained in the Statement of Additional Information which is available upon request at no charge by calling or writing AIG Life Insurance Company,
Attention: Variable Products, One Alico Plaza, Wilmington, Delaware 19801, 1-800-340-2765 or calling the service office at 1-800-255-8402. The Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. The Table of Contents of the Statement of Additional Information can be found on page ___ of this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

     PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE.


     REPLACEMENT OF AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT MAY NOT BE TO YOUR ADVANTAGE.


     THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE NOT AVAILABLE IN ALL STATES.

                         Date of Prospectus: May 1, 1998

                                 TABLE CONTENTS


                                                                            Page
                                                                            ----
Definitions................................................................
Highlights.................................................................
Summary of Expenses........................................................
Condensed Financial Information............................................
The Company................................................................
The Variable Account.......................................................
The Funds..................................................................
The Contract...............................................................
Charges and Deductions.....................................................
Annuity Benefits...........................................................
Death Benefit..............................................................
Distributions Under the Contract...........................................
Taxes......................................................................
Legal Proceedings..........................................................
Legal Matters..............................................................
Table of Contents of the Statement of Additional Information...............
Appendix-- General Account Option..........................................

                                   DEFINITIONS

Accumulation Unit -- An accounting unit of measure used to calculate the Contract Value prior to the Annuity Date.

Administrative Office -- The Annuity Service Office of the Company: c/o Delaware Valley Financial Services, Inc., 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031.

Annuitant -- The person designated by the Owner upon whose continuation of life any annuity payment involving life contingencies depends.

Annuity Date -- The date on which annuity payments are to commence.

Annuity Option -- An arrangement under which annuity payments are made under this Contract.

Annuity Unit -- An accounting unit of measure used to calculate annuity payments after the Annuity Date.

Contract Anniversary -- An anniversary of the Effective Date of the Contract.

Contract Value -- The dollar value as of any Valuation Date of all amounts accumulated under this Contract.

Contract Year -- Each period of twelve (12) months commencing with the Effective Date.

Effective Date -- The date on which the first Contract Year begins.

Guaranteed Account -- A part of our General Account, which earns a Guaranteed Rate of interest.

Owner -- The person named in the Contract Schedule, unless changed, and who has all rights under the Contract.

Premium -- Purchase payments for the Contract are referred to as Premium.

Premium Year -- Any period of twelve (12) months commencing with the date a Premium payment is made and ending on the same date in each succeeding twelve
(12) month period thereafter.


Surender Charge -- The sales charge that may be applied against amounts withdrawn prior to the Annuity Date if withdrawal is within 7 years of purchase payments.

Valuation Date -- Each day that We and the New York Stock Exchange are open for trading.

Valuation Period -- The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

We, Our, Us -- AIG Life Insurance Company.

You, Your -- The Owner of this Contract.

                                   HIGHLIGHTS

     This Prospectus describes the Contracts and a segregated investment account of AIG Life Insurance Company (the "Company") which account has been designated Variable Account I (the "Variable Account"). The Contracts are designed to assist in financial planning by providing for the accumulation of capital on a tax-deferred basis for retirement and other long-term purposes, and providing for the payment of monthly annuity income. Contracts may be purchased in connection with a retirement plan which may qualify as 403 (b) Plan or as an Individual Retirement Annuity ("IRA"). The Contract may also be purchased for retirement plans, deferred compensation plans and other purposes which do not qualify for such special Federal income tax treatment ("Non-Qualified Contracts"). (See "Taxes" on page ___.)


     A Contract is purchased with a minimum initial Premium of $2,000. Additional Premium is permitted at any time, subject to certain limitations. (See "Premium and Allocation to Your Investment Options" on page ___.) You, as the Owner of the Contract, may allocate your Premium so that it accumulates on a variable basis, a fixed basis or a combination of both.

     Premium allocated among the Subaccounts of the Variable Account will accumulate on a variable basis and will be invested in shares of one or more of the following underlying portfolios of the Fund. Each Subaccount invests exclusively in one of the following portfolios: Money Market; Growth; Growth & Income; International; U.S. Government/High Grade Securities; North American Government Income; Global Dollar Government; Utility Income; Global Bond; Premier Growth; Total Return; Worldwide Privatization; Technology; Quasar; Real Estate Investment and High Yield. (See "The Fund" on page ___.) Your value in any one of these Subaccounts will vary according to the investment performance of the underlying portfolio chosen by you. You bear the entire investment risk for all Premium allocated to the Variable Account.

     The Company does not deduct sales charges from any Premium received. However, the Contracts provide for a Surrender Charge (contingent deferred sales charge) that may be assessed in the event that an Owner surrenders all or a portion of the Contract Value within seven contract years following payment of any Premium. The maximum Surrender Charge is 6% of Premium to which the charge is applicable. (See "Summary of Expenses" on page ___, and "Charges and Deductions - -- Deduction for Surrender Charge" on page ____.)

     A penalty free withdrawal is available. Generally, there is no Surrender Charge imposed on the greater of the Contract Value less Premium paid or the portion of the withdrawal that does not exceed 10% of Premium otherwise subject to the Surrender Charge. (See "Withdrawals" on page _____.)


     Surrenders and withdrawals may be taxable and subject to a penalty tax. (See "Taxes" beginning on page ____.)


     The Company deducts daily a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account. There is no Mortality and Expense Risk Charges deducted for amounts in the Guaranteed Account. (See "Charges and Deductions --Deduction for Mortality and Expense Risk Charge" on page ____.)

     A penalty free withdrawal is available. Generally, there is no Surrender Charge imposed on the greater of the Contract Value less premiums paid or the portion of the withdrawal that does not exceed 10% of premium otherwise subject to the Surrender Charge. (See "Withdrawals" on page ____.)

     Surrenders and Withdrawals may be taxable and subject to a penalty tax. (See "Taxes" beginning on page ____.)

     The Company deducts daily a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account. There are no Mortality and Expense Risk Charges deducted for amounts in the Guaranteed Account. (See "Charges and Deductions --Deduction for Mortality and Expense Risk Charge" on page ____.)

     The Company deducts daily an Administrative Charge which is equal on an annual basis to 0.15% of the average daily net asset value of the Variable Account. The Administrative Charge is not assessed to the Guaranteed Account. In addition, the Company deducts, from the Contract Value, an annual Contract Maintenance Fee which is $30 per year. The Contract Maintenance Fee is waived if the Contract Value is greater than $50,000 on the date of the charge. These Charges are designed to reimburse the Company for administrative expenses relating to maintenance of the Contract and the Variable Account. (See "Charges and Deductions -- Deduction for Administrative Charge and Contract Maintenance Fee" on page ____.)


     There are deductions and expenses paid out of the assets of each Fund which are described in the accompanying Prospectuses for the Fund.


     The Owner may return the Contract within ten (10) days (the "Right to Examine Contract Period") after it is received by returning it to the Company's Administrative Office. The return of the Contract by mail will be effective when the postmark is affixed to a properly addressed and postage prepaid envelope. The Company will refund the Contract Value. In the case of Contracts issued in connection with an IRA the Company will refund the greater of the Premium less any withdrawals, or the Contract Value. However, if the laws of a state require that the Company refund, during the Right to Examine Contract Period, an amount equal to the Premium paid less any withdrawals, the Company will refund such an amount.

                                    FEE TABLE

Contract Owner Transaction Expenses


                                 All Subaccounts
                                                                 ---------------
         Sales Load Imposed on Purchases..........................      None

         Surrender Charge
         (as a percentage of amount surrendered):
           Premium Year 1 ........................................        6%
           Premium Year 2 ........................................        6%
           Premium Year 3 ........................................        5%
           Premium Year 4 ........................................        5%
           Premium Year 5 ........................................        4%
           Premium Year 6 ........................................        3%
           Premium Year 7 ........................................        2%
           Premium Year 8 and thereafter..........................      None

         Exchange Fee:
           First 12 Per Contract Year ............................      None
           Thereafter ............................................       $10

         Annual Contract Fee .....................................       $30
         (waived for contracts with account value of $50,000 or greater)

         Separate Account Expenses
         (as a percentage of average account value)
           Mortality and Expense Risk Fees........................     1.25%
           Account Fees and Expenses..............................     0.15%

         Total Separate Account Annual Expenses ..................     1.40%

                               SUMMARY OF EXPENSES


Annual Fund Expenses After Expense Reimbursements

                                                                                              Total
                                                               Management        Other       Portfolio
Portfolio                                                         Fee          Expenses*     Expenses**
- ---------                                                    ---------       ---------     ---------
Money Market                                                     0.50%         0.14%          0.64%
Growth                                                           0.75          0.09           0.84
Growth and Income                                                0.63          0.09           0.72
International                                                    0.53          0.42           0.95
U.S. Government/High Grade                                       0.60          0.24           0.84
North American Government Investors                              0.56          0.39           0.95
Global Dollar Government                                         0.41          0.54           0.95
Utility Income                                                   0.62          0.33           0.95
Global Bond                                                      0.56          0.38           0.94
Premier Growth                                                   1.00          0.08           1.08
Total Return                                                     0.63          0.25           0.88
Worldwide Privatization                                          0.40          0.55           0.95
Technology                                                       0.76          0.19           0.95
Quasar                                                           0.58          0.37           0.95
Real Estate Investment(1)                                        0.00          0.95           0.95
High Yield(1)                                                    0.00          0.95           0.95

     The purpose of the table set forth above is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Variable Account as well as the Funds. The Annual Administrative Charge for purposes of the Expense Table, above, was based upon the assessment of a $30 charge on a Contract Value of $5,000. (See "Charges and Deductions" on page ____ of this Prospectus and each Fund's Prospectus for further information.) The table does not reflect the charges applicable to certain death benefit options offered under the Contracts. (See "Charges and Deductions -- Deduction for Equity Assurance Plan" on page ____; "Charges and Deductions -- Deductions for the Enhanced Equity Assurance Plan" on page ___; Charges and Deductions -- Deductions for the Annual Rachet Plan" on page ____; "Charges and Deductions -- Deductions for the Accidental Death Benefit" on page _____.)

     No deduction will be made for any premium or other taxes levied by any State unless imposed by the State where you reside. Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5% of premiums paid. (See "Charges and Deductions -- Deduction for State Premium Taxes" on page ____.)

- ----------

(1)  The expense  percentages  for the  High-Yield  and Real  Estate  Investment
     Portfolios have been annualized because as of December 31, 1997, the portfolios had not been in existence for a full year.

* "Other Expenses" are based upon the expenses outlined under the section entitled "Management of the Fund" in the Fund's Prospectus.

**   "Total   Portfolio   Expenses"   for  the   following   Portfolios   before
     reimbursement by the relevant Fund's investment advisor, for the period ended December 31, 1997, were as follows:

     1.10% for Premier Growth; 1.03% for Global Bond; 1.55% for Worldwide Privatization; 2.31% for Real Estate Investment; 8.26% for High Yield; 1.42% for International; 1.04% for North American Government Income; 1.29% for Global Dollar Government; 1.08% for Utility Income; 1.37% for Quasar; and 1.19% for Technology, of average daily net assets. For the year ended December 31, 1997 expenses of the Premier Growth Portfolio were capped at .95%. Effective May 1, 1998, the investment adiser discontinued expense reimbursement with respect to the Premier Growth Portfolio.

Expenses on a hypothetical $1,000 policy, assuming 5% growth:

                                                                           If you surrender
                                                         ---------------------------------------------------
Portfolio                                                1 Year         3 Years        5 Years      10 Years
- ---------                                                ------         -------        -------      --------
Money Market.......................................        $75            $111          $149           $243
Growth.............................................         77             117           159            264
Growth and Income..................................         76             113           153            251
International......................................         78             120           165            275
U.S. Government/High Grade Securities..............         77             117           159            264
North American Government Income...................         78             120           165            275
Global Dollar Government...........................         78             120           165            275
Utility Income.....................................         78             120           165            275
Global Bond........................................         78             120           164            274
Premier Growth.....................................         80             124           171            288
Total Return.......................................         78             118           161            268
Worldwide Privatization............................         78             120           165            275
Technology.........................................         78             120           165            275
Quasar.............................................         78             120           165            275
Real Estate Investment.............................         78             120           165            275
High Yield.........................................         78             120           165            275



                                                              If you annuitize or if you do not surrender
                                                         ---------------------------------------------------
Portfolio                                                1 Year         3 Years        5 Years      10 Years
- ---------                                                ------         -------        -------      --------
Money Market.......................................        $21            $66           $113           $243
Growth.............................................         23             72            123            264
Growth and Income..................................         22             68            117            251
International......................................         24             75            129            275
U.S. Government/High Grade Securities..............         23             72            123            264
North American Government Income...................         24             75            129            275
Global Dollar Government...........................         24             75            129            275
Utility Income.....................................         24             75            129            275
Global Bond........................................         24             75            128            274
Premier Growth.....................................         26             79            135            288
Total Return.......................................         24             73            125            268
Worldwide Privatization............................         24             75            129            275
Technology.........................................         24             75            129            275
Quasar.............................................         24             75            129            275
Real Estate Investment.............................         24             75            129            275
High Yield.........................................         24             75            129            275


     The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                         CONDENSED FINANCIAL INFORMATION

                            ACCUMULATION UNIT VALUES*



                                             1997          1996             1995          1994       1993      1992


MONEY MARKET
    Accumulation Unit Value
      Beginning of Period                     10.97           10.63            10.26         10.08      10.00    N/A
      End of Period                           11.37           10.97            10.63         10.26      10.08    N/A
    Accum Units o/s @ end of period    4,291,499.61    4,320,223.01     1,856,020.37    431,319.86   8,487.20    N/A


GROWTH
    Accumulation Unit Value
      Beginning of Period                     17.70           13.97            10.48         10.00      N/A      N/A
      End of Period                           22.70           17.70            13.97         10.48      N/A      N/A
    Accum Units o/s @ end of period    8,054,584.57    5,856,812.02     2,215,092.12    467,688.06      N/A      N/A

GROWTH & INCOME
    Accumulation Unit Value
      Beginning of Period                     19.11           15.62            11.67         11.88      10.78     10.00
      End of Period                           24.27           19.11            15.62         11.67      11.88     10.78
    Accum Units o/s @ end of period    7,258,107.19    4,509,118.40     1,554,549.81    438,680.32  28,041.82    800.00

INTERNATIONAL
    Accumulation Unit Value
      Beginning of Period                     12.26           11.60            10.71         10.17      10.00    N/A
      End of Period                           12.50           12.26            11.60         10.71      10.17    N/A
    Accum Units o/s @ end of period    3,700,183.10    2,718,751.84       981,260.91    447,407.41  21,717.14    N/A

U.S. GOVERNMENT/HIGH GRADE SECURITIES
    Accumulation Unit Value
      Beginning of Period                     11.20           11.07             9.42          9.95      10.00    N/A
      End of Period                           12.00           11.20            11.07          9.42       9.95    N/A
    Accum Units o/s @ end of period    2,190,735.81    1,838,415.41       914,988.76    320,574.64  41,210.45    N/A

NORTH AMERICAN GOVERNMENT INCOME
    Accumulation Unit Value
      Beginning of Period                     12.33           10.53             8.70         10.00     N/A       N/A
      End of Period                           13.32           12.33            10.53          8.70     N/A       N/A
    Accum Units o/s @ end of period    1,790,540.24    1,047,240.17       531,374.67    340,817.36     N/A       N/A

GLOBAL DOLLAR GOVERNMENT
    Accumulation Unit Value
      Beginning of Period                     14.56           11.82             9.74         10.00     N/A       N/A
      End of Period                           16.25           14.56            11.82          9.74     N/A       N/A
    Accum Units o/s @ end of period      714,986.09      469,801.08       238,452.60     69,320.82     N/A       N/A

UTILITY INCOME
    Accumulation Unit Value
      Beginning of Period                     12.57           11.82             9.87         10.00     N/A       N/A
      End of Period                           15.58           12.57            11.82          9.87     N/A       N/A
    Accum Units o/s @ end of period      910,470.43      812,579.02       358,005.39    111,604.02     N/A       N/A

GLOBAL BOND
    Accumulation Unit Value
      Beginning of Period                     13.24           12.64            10.28         11.00       9.96     10.00
      End of Period                           13.14           13.24            12.64         10.28      11.00      9.96
    Accum Units o/s @ end of period      708,242.42      579,082.99       213,886.71     85,875.16  18,846.45  5,444.00

PREMIER GROWTH
    Accumulation Unit Value
      Beginning of Period                     17.59           14.54            10.15         11.13      10.00     10.00
      End of Period                           23.22           17.59            14.54         10.15      11.13     10.00
    Accum Units o/s @ end of period    6,662.866.85    3,971,452.13     1,252,211.18    223,550.22  35,271.53   2081.43

TOTAL RETURN
    Accumulation Unit Value
      Beginning of Period                     13.37           11.78             9.65         10.00     N/A        N/A
      End of Period                           15.97           13.37            11.78          9.65     N/A        N/A
    Accum Units o/s @ end of period    1,780,440.77    1,155,818.92       328,256.04     34,684.53     N/A        N/A




                                               1997          1996             1995          1994       1993      1992

WORLDWIDE PRIVATIZATION
    Accumulation Unit Value
      Beginning of Period                     12.84           10.99            10.05         10.00      N/A      N/A
      End of Period                           14.02           12.84            10.99         10.05      N/A      N/A
    Accum Units o/s @ end of period    2,391,217.59    1,135,168.22       394,704.27    105,674.08      N/A      N/A

TECHNOLOGY
    Accumulation Unit Value
      Beginning of Period                     10.89           10.00          N/A          N/A           N/A      N/A
      End of Period                           11.43           10.89          N/A          N/A           N/A      N/A
    Accum Units o/s @ end of period    4,818,385.19    2,127,691.68          N/A          N/A           N/A      N/A

QUASAR
    Accumulation Unit Value
      Beginning of Period                     10.58           10.00          N/A          N/A           N/A      N/A
      End of Period                           12.37           10.58          N/A          N/A           N/A      N/A
    Accum Units o/s @ end of period    3,991,205.09      649,902.74          N/A          N/A           N/A      N/A


REAL ESTATE INVESTMENT
    Accumulation Unit Value
      Beginning of Period                   N/A           N/A                N/A          N/A           N/A      N/A
      End of Period                         N/A           N/A                N/A          N/A           N/A      N/A
    Accum Units o/s @ end of period         N/A           N/A                N/A          N/A           N/A      N/A

ALLIANCE  HIGH YIELD
    Accumulation Unit Value
      Beginning of Period                   N/A           N/A                N/A          N/A           N/A      N/A
      End of Period                         N/A           N/A                N/A          N/A           N/A      N/A
    Accum Units o/s @ end of period         N/A           N/A                N/A          N/A           N/A      N/A





      *Funds were first invested in the Portfolios as listed below:

    Money Market Portfolio                                     May 13, 1993
    Growth Portfolio                                           August 12, 1994
    Growth & Income Portfolio                                  April 16, 1992
    International Portfolio                                    June 1, 1993
    U.S. Government/High Grade Securities Portfolio            June 14, 1993
    North American Government Income Portfolio                 April 8, 1994
    Global Dollar Government Portfolio                         May 26, 1994
    Utility Income Portfolio                                   June 15, 1994
    Global Bond Portfolio                                      May 10, 1993
    Premier Growth Portfolio                                   December 7, 1992
    Total Return Portfolio                                     September 12,1994
    Worldwide Privatization Portfolio                          October 17, 1994
    Technology Portfolio                                       January 22, 1996
    Quasar Portfolio                                           August 15, 1996
    Real Estate Investment Portfolio                           January 7, 1997
    High Yield Portfolio                                       September 9, 1997

Calculation of Performance Data

     The Company may, from time to time, advertise certain performance related information concerning one or more of the Subaccounts, including information as to total return and yield. Performance information about a Subaccount is based on the Subaccount's past performance only and is not intended as an indication of future performance.

     When the Company advertises the average annual total return of a Subaccount, it will usually be calculated for one, five, and ten year periods or, where a Subaccount has been in existence for a period less than one, five or ten years, for such lesser period. Average annual total return is measured by comparing the value of the investment in a Subaccount at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any Surrender Charge which would be payable if the account were redeemed at the end of the period) and calculating the average annual compounded rate of return necessary to produce the value of the investment at the end of the period. The Company may simultaneously present returns that do not assume a surrender and, therefore, do not deduct the Surrender Charge.

     When the Company advertises the yield of a Subaccount it will be calculated based upon a given 30-day period. The yield is determined by dividing the net investment income earned per Accumulation Unit during the period by the value of an Accumulation Unit on the last day of the period.

     When the Company advertises the performance of the Money Market Subaccount it may advertise in addition to the total return either the yield or the effective yield. The yield of the Money Market Subaccount refers to the income generated by an investment in that Subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the Money Market Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.


     Total  return at the  Variable  Account  level is reduced  by all  contract charges (sales charges, mortality and expense risk charges, and the administrative charges) and is therefore lower than the total return at the Fund level, which has no comparable charges. Likewise, yield and effective yield at the Variable Account level take into account all recurring charges (except sales charges), and are therefore lower than the yield and effective yield at a Fund level, which has no comparable charges. Performance information for a Subaccount may be compared to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers or other indices measuring performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and (iv) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

Financial Data


     Financial statements of the Company may be found in the Statement of Additional Information. No financial statements for the Variable Account have been provided in the Statement of Additional Information because as of the date of the reporting period no Contracts had been issued.

                                   THE COMPANY

     AIG Life Insurance Company is a stock life insurance company which was organized under the laws of Delaware in 1962. The Company provides a full range of life insurance and annuity plans. The Company is a subsidiary of American International Group, Inc. ("AIG"), which serves as the holding company for a number of companies engaged in the international insurance business, both life and general, in approximately 130 countries and jurisdictions around the world.

Ratings


     The Company may from time-to-time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Moody's, and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the separate account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A. M. Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services, and the financial strength of the Company as measured by Moody's Investors Services, may be referred to in advertisements, sales literature or in reports to Owners. These ratings are their opinion of an operating insurance company's financial capacity to meet the obligations of its life insurance policies and annuity contracts in accordance with their terms. In regard to their ratings of the Company, these ratings are explicitly based on the existence of a Support Agreement, dated as of December 31, 1991, between the Company and its parent, AIG, pursuant to which AIG has agreed to cause the Company to maintain a positive net worth and to provide the Company with funds on a timely basis sufficient to meet the Company's obligations to its policyholders. The Support Agreement is not, however, a direct or indirect guarantee by AIG to any person of the payment of any of the Company's indebtedness, liabilities or other obligations (including obligations to the Company's policyholders).


     The ratings are not recommendations to purchase the Company's life insurance or annuity products, or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances relating to the Support Agreement, such as a lowering of AIG's long-term debt rating, so warrant. The ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account.

                              THE VARIABLE ACCOUNT


     The Company authorized the organization of the Variable Account in 1986. The Variable Account is maintained pursuant to Delaware insurance law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). The Variable Account meets the definition of a "Separate Account" under Federal securities laws. The SEC does not supervise the management or the investment practices of the Variable Account.

     The Company owns the assets in the Variable Account and obligations under the Contract are general corporate obligations. The Variable Account and each Subaccount, however, are separate from the Company's other assets including those of the General Account and from any other separate accounts. The assets of the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Investment income, as well as both realized and unrealized gains and losses are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to income, gains or losses arising out of any other business of the Company. As a result, the investment performance of each Subaccount and the Variable Account is entirely independent of the investment performance of the General Account and of any other separate account maintained by the Company.


     The Variable Account is divided into Subaccounts, with the assets of each Subaccount invested in shares of a corresponding portfolio of the Fund. The Company may, from time to time, add additional portfolios of the Fund, and, when appropriate, additional funds to act as the funding vehicles for the Contracts. If deemed to be in the best interests of persons having voting rights under the Contract, the Variable Account may be operated as a management company under the 1940 Act, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts. The Company may offer other variable annuity contracts which also invest in the Variable Account, and are described in other prospectuses.

                                    THE FUND


     Alliance Variable Products Series Fund, Inc. will act as the funding vehicle for the Contracts offered hereby. The Fund is managed by Alliance Capital Management, L.P., (the "Advisor"). The Fund is an open-end, diversified management investment company, which is intended to meet differing investment objectives. The Fund has made available the following portfolios: Money Market; Growth; Growth and Income; International; U.S. Government/High Grade Securities; North American Government Income; Global Dollar Government; Utility Income; Global Bond; Premier Growth; Total Return; Worldwide Privatization; Technology; Quasar; Real Estate Investment; and High Yield. The Advisor has entered into a sub-advisory agreement with AIGAM International Limited (the "Sub-Advisor"), a wholly-owned subsidiary of AIG and an affiliate of the Company, to provide investment advice for the Global Bond Portfolio.

     Shares of the Fund may be sold to separate accounts of life insurance companies. The shares of the Fund will be sold to separate accounts of the Company and its affiliate, AIG Life Insurance Company, as well as to separate accounts of other affiliated or unaffiliated life insurance companies to fund variable annuity contracts and variable life insurance policies. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees any such disadvantages, either to variable life insurance policy owners or to variable annuity owners, the Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a material irreconcilable conflict were to occur, we will take whatever steps it deems necessary, at its expense, to remedy or eliminate the irreconcilable material conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.

     A summary of investment objectives for each portfolio is contained in the description of the Fund below. More detailed information, including the investment advisory fee of each portfolio and other charges assessed by the Fund, may be found in the current Fund Prospectus which contains a discussion of the risks involved in investing in the Fund. The Prospectus for the Fund is included with this Prospectus. Please read both Prospectuses carefully before investing.

     The investment objectives of the portfolios are as follows:

   Money Market Portfolio

     This portfolio seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the money market portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share, although it expects to do so.

   Growth Portfolio

     This portfolio seeks growth of capital rather than current income. In pursuing its investment objective, the Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the risks involved in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. Moreover, to the extent the portfolio seeks to achieve its objective through such aggressive investment policies, the risk of loss increases. The portfolio is therefore not intended for investors whose principal objective is assured income or preservation of capital.

   Growth and Income Portfolio

     This portfolio seeks to balance the objectives of reasonable current income
and   opportunities   for   appreciation   through   investments   primarily  in
dividend-paying common stocks of good quality.

   International Portfolio

     This portfolio seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

   U.S. Government/High Grade Securities Portfolio

     This portfolio seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities, and other high grade debt securities.

   North American Government Income Portfolio

     This portfolio seeks the highest level of current income, consistent with what the adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the portfolio expects to maintain at least 25% of its assets in securities denominated in U.S. Dollars.

   Global Dollar Government Portfolio

     This portfolio seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the portfolio seeks capital appreciation. Substantially all of the portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominately speculative as regards the issuer's capacity to pay interest and repay principal.

   Utility Income Portfolio

     This portfolio seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communications equipment and services, and in the provision of other utility or utility-related goods and services.

   Global Bond Portfolio

     This portfolio seeks to provide the highest level of current income consistent with what the Fund's Advisor and Sub-Advisor consider to be prudent investment risk that is available from a multi-currency portfolio of high quality debt securities of varying maturities.

   Premier Growth Portfolio

     This portfolio seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based on their potential for capital appreciation, current income will be incidental to the objective of capital growth. The portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

   Total Return Portfolio

     This portfolio seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. Government and Agency obligations, bonds and senior debt securities.

   Worldwide Privatization Portfolio

     This portfolio seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the investment portfolio will include equity securities of companies that are believed by the Fund's Advisor to be beneficiaries of the privatization process.

   Technology Portfolio

     This portfolio seeks growth of capital through investment in companies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

   Quasar Portfolio

     This portfolio seeks growth of capital by pursuing aggressive investment policies. The portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

   Real Estate Investment Portfolio

     This portfolio seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

   High Yield Portfolio

     This portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective, this portfolio seeks capital appreciation where consistent with its primary objective. Many of the high-yielding securities in which the High Yield Portfolio invests are rated in the lower rating categories (i.e., below investment grade) by nationally recognized rating services. These securities, which are often referred to as "junk bonds," are subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal.


Voting Rights


     As previously stated, all of the assets held in the Subaccounts of the Variable Account will be invested in shares of a corresponding portfolio of the Fund. Based on the Company's view of present applicable law, we will vote the portfolio shares held in the Variable Account at meetings of shareholders in accordance with instructions received from Owners having a voting interest in the portfolio. However, if the 1940 Act or its regulations are amended, or if our interpretation of present law changes to permit us to vote the portfolio shares in our own right, we may elect to do so.

     Prior to the Annuity Date, the Owner holds a voting interest in each portfolio in which there is value in the corresponding Subaccount. The number of portfolio shares which are attributable to the Owner is determined by dividing the corresponding value in a particular Subaccount by the net asset value of one portfolio share. The number of votes which an Owner will have a right to cast will be determined as of the record date established by each portfolio.

     We will solicit voting instructions by mail prior to the shareholder meetings. An Owner having a voting interest in a Subaccount will be sent proxy material, reports and other materials as provided by the Fund, relating to the appropriate portfolios. The Company will vote shares in accordance with instructions received from the Owner having a voting interest. At the meeting, the Company will vote shares for which it has received no instructions and any shares not attributable to Owners in the same proportion as it votes shares for which it has received instructions from Owners.

     The voting rights relate only to amounts invested in the Variable Account. There are no voting rights with respect to funds allocated to the Guaranteed Account.

Substitution of Shares


     If the shares of the Fund (or any portfolio within the Fund) should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the Contracts, the Company may substitute shares of another fund (or portfolio within the fund) for Fund shares already purchased or to be purchased in the future under the Contracts. No substitution of securities may take place without any required prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

                                  THE CONTRACT

     The Contract described in this Prospectus is a deferred variable annuity.

Parties to the Contract

   Owner

     As the purchaser of the Contract, You may exercise all rights and privileges provided in the Contract, subject to any rights that You, as Owner, may convey to an irrevocable beneficiary. As Owner, You will also be the Annuitant, unless You name in writing some other person as Annuitant.

   Annuitant

      The Annuitant is the person who receives annuity payments and upon the continuance of whose life these payments are based. You may designate someone other than yourself as Annuitant. If the Annuitant is a person other than the Owner, and the Annuitant dies before the Annuity Date, You will become the Annuitant unless you designate someone else as the new Annuitant.

   Beneficiary

     The Beneficiary You designate will receive the death proceeds if You die prior to the Annuity Date. If no Beneficiary is living at that time, the death proceeds are payable to Your estate. If the Annuitant dies after the Annuity Date, the Beneficiary will receive any remaining guaranteed payments under an Annuity Option. If no Beneficiary is living at that time, the remaining guaranteed payments are payable to Your estate.

   Change of Annuitant and Beneficiary

     Prior to the Annuity Date, You may change the Annuitant and Beneficiary by making a written request to Our Administrative Office. After the Annuity Date only a change of Beneficiary may be made. Once We have accepted Your written request, any change will become effective on the date You signed it. However, any change will be subject to any payment or other action taken by Us before We record the change. If the Owner is not a natural person, under current Federal tax law, the Contract may be subject to unintended and adverse tax consequences. For possible tax considerations of these changes, see "Taxes", page ____.

How to Purchase a Contract

     At the time of application, the Purchaser must pay at least the minimum Premium required and provide instructions regarding the allocation of the Premium among the Subaccounts. Acceptance of the Premium and form of application is subject to Our requirements and We reserve the right to reject any Premium. If the application and Premium are accepted in the form received, the Premium will be credited and allocated to the Subaccounts within two business days of its receipt. The date the Premium is credited to the Contract is the Effective Date.

     If within five days of the receipt of the initial Premium We have not received sufficient information to issue a Contract, You will be contacted. The reason for the delay will be explained to You. If You consent We will retain the Premium until the necessary requirements are fulfilled. Otherwise, the Premium will be immediately refunded to You.

Discount Purchase Programs

     Purchases made by officers, directors and employees of either the Company, an affiliate of the Company or any individual, firm or company that has executed the necessary agreements to sell the Contracts and members of each of their immediate families may not be subject to the Surrender Charge.

Such purchases include retirement accounts and must be for accounts in the name of the individual or qualifying family member.

Distributor


     AIG Equity Sales Corp. ("AIGESC"), 80 Pine Street, New York, New York, acts as the distributor of the Contracts. AIGESC is a wholly-owned subsidiary of AIG, and an affiliate of the Company. Commissions not to exceed 6.5% of Premiums will be paid to entities which sell the Contract. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services.

     Under the Glass-Steagall Act and other laws, certain banking institutions may be prohibited from distributing variable annuity contracts. If a bank were to be prohibited from performing certain agency or administrative services and receiving fees from AIGESC, Owners who purchased Contracts through the bank would be permitted to retain their Contracts and alternate means for servicing those Owners would be sought. It is not expected, however, that Owners would suffer any loss of services or adverse financial consequences as a result of any of these occurrences.

Administration of the Contracts

     While the Company has primary responsibility for all administration of the Contracts and the Variable Account, it has retained the services of Delaware Valley Financial Services, Inc. ("DVFS") pursuant to an administrative agreement. Such administrative services include issuance of the Contracts and maintenance of Owner's records. DVFS serves as the administrator to various insurance companies offering variable contracts.

Premium and Allocation to Your Investment Options

     The initial Premium must be at least $2,000. You may make additional payments of Premium prior to the Annuity Date, in amounts of at least $1,000 or $100 as part of an automatic investment plan. There is no maximum limit on the additional Premiums You may pay or on the numbers of payments; however, the Company reserves the right to reject any Premium on any Contract. You specify at the time of issue or subsequently how the remaining amount, known as Additional Premium will be allocated.

     The initial Premium is allocated among the Subaccounts and Guaranteed Account on the Effective Date. Your allocation instructions will specify what percentage of Your initial Premium is to be credited to each Subaccount and to the Guaranteed Account. Allocation instructions must be expressed in whole percentages. Allocations for additional Premium will be made on the same basis as the initial Premium unless We receive a written notice with new instructions. Additional Premium will be credited to the Contract Value and allocated at the close of the first Valuation Date on or after which the Additional Premium is received at Our Administrative Office.

     All premiums to IRA or 403 (b) Plan Contracts must comply with the applicable provisions in the Code and the applicable provisions of your retirement  plan.  Additional  premium  commingled  in an IRA  with  a  rollover
contribution   from  other  retirement  plans  may  result  in  unfavorable  tax consequences. You should seek legal counsel and tax advice regarding the suitability of the contract for your situation. (See "Taxes" on page _____.)

Right to Examine Contract Period

     The Contract provides a 10 day Right to Examine Contract Period giving You the opportunity to cancel the Contract. You must return the Contract with written notice to Us. If We receive the Contract and Your written notice within 10 days after it is received by You, the Contract will be voided. With the exception of Contracts issued in connection with an IRA, in those states whose laws do not require that We assume the risk of market loss during the Right to Examine Contract Period, should You decide to cancel Your Contract, the amount to be returned to You will be the Contract Value (on the day We receive the Contract) plus any charges deducted for state taxes, without imposition of the Surrender Charge. The amount returned to you may be more or less than the initial Premium. (See "Charges and Deductions" on page ____.) For Contracts issued in those states that require we return the premium, we will do so. In the case of Contracts issued in connection with an IRA, the Company will refund the greater of the Premium, less any withdrawals, or the Contract Value.

     State laws governing the duration of the Right to Examine Contract Period may vary from state to state. We will comply with the laws of the state in which the Owner resides at the time the Contract is applied for. Federal laws governing IRAs require a minimum seven day right of revocation. We provide 10 days from the date the Contract was mailed or otherwise delivered to you. (See "Individual Retirement Annuities" on page ____.)

Unit Value and Contract Value

     After the deduction of certain charges and expenses, amounts which You allocate to a Subaccount of the Variable Account are used to purchase Accumulation Units in that Subaccount, not shares of the Portfolio in which that Subaccount invests. The number of Accumulation Units you purchase will be determined by dividing the amount allocated to each Subaccount by the Unit Value of the Subaccount for the Valuation Period during which the amount was allocated.

     The Unit Value for each Subaccount will vary from one Valuation Period to the next, based on the investment experience of the Portfolio in which the Subaccount invests and the deduction of certain charges and expenses. The Statement of Additional Information contains a detailed explanation of how Accumulation Units are valued.

     Your value in any given Subaccount is determined by multiplying the Unit Value for the Subaccount by the number of Units You own. Your value within the Variable Account is the sum of your values in all the Subaccounts. The total value of your Contract, known as the Contract Value, equals your Value in the Variable Account plus Your value in the Guaranteed Account.

Transfers

     Prior to the Annuity Date, You may make Transfers among the Subaccounts and into and out of the Guaranteed Account subject to certain rules.

     At the present time there is no limit on the number of transfers which can be made among the Subaccounts and the Guaranteed Account in any one Contract Year. We reserve the right to limit the number of transfers to 12 per Contract Year. There are no fees for the first 12 transfers in any one Contract Year. For each transfer in excess of 12 within one Contract Year, We impose a transfer fee of $10. A transfer fee, if any, is deducted from the amount transferred. (See Appendix, "Guaranteed Account Transfers," page A-1.)

     Transfers may be made by written request or by telephone as described in the Contract or specifically authorized in writing. The Company will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. All calls will be recorded. All transfers will be confirmed in writing to the Owner. The Company is not liable for any loss, cost, or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.

     After the Annuity Date, the Owner may transfer the Contract Value allocated to the Variable Account among the Subaccounts. However, the Company reserves the right to refuse any more than one transfer per month. The transfer fee is the same as before the Annuity Date. This transfer fee, if any, will be deducted from the next annuity payment after the transfer. If following the transfer, the Annuity Units remaining in the Subaccount would generate a monthly annuity payment of less than $100, the Company will transfer the entire amount in the Subaccount.

     Once the transfer is effected, the Company will recompute the number of Annuity Units for each Subaccount. The number of Annuity Units for each Subaccount will remain the same for the remainder of the payment period unless the Owner requests another change.

     The minimum amount which may be transferred at any one time is the lesser of $1,000 or the value of the Subaccount or Guarantee Period from which the transfer is made. However, the minimum amount for transfers under our Dollar Cost Averaging program is $100 per Subaccount. (See "Dollar Cost Averaging.") For additional limitations regarding transfers out of the Guaranteed Account, see "The Guaranteed Account" in the Appendix, page A-1.)

Dollar Cost Averaging


     The Company currently offers an option under which Owners may dollar cost average their allocations in the Subaccounts under the contract by authorizing the Company to make periodic allocations of Contract Value from either the Money Market Subaccount or the Guaranteed Account to one or more of the other Subaccounts. Dollar Cost Averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Subaccounts, and these amounts will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the exchanges are effected. Amounts periodically transferred under this option are not included in the 12 transfers per Contract Year discussed under "Transfers" on page ____. Since the value of Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts exchanged from a Subaccount will result in a debiting of a greater number of units when the Subaccount's Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar Cost Averaging does not guarantee profits, nor does it assure that an Owner will not have losses.

     To elect Dollar Cost Averaging, the Owner's Contract Value must be at least $12,000 and a Dollar Cost Averaging Request in proper form must be received by the Company. The Dollar Cost Averaging Request form will not be considered complete until the Contract Value is at least the required amount. A Dollar Cost Averaging Request form is available from the Administrative Office upon request.An Owner may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing.

Asset Rebalancing


     The Company currently offers an option under which Owners may authorize the Company to automatically exchange Contract Value periodically to maintain a particular percentage allocation among the Subaccounts as selected by the Owner. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Rebalancing automatically reallocates the Contract Value in the Subaccounts to the allocation selected by the Owner. Asset Rebalancing is intended to exchange Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help an Owner buy low and sell high, although there can be no assurance of this. This investment method does not guarantee profits, nor does it assure that an Owner will not have losses.

     To elect Asset Rebalancing, the Contract Value in the Contract must be at least $12,000 and an Asset Rebalancing Request in proper form must be received by the Company. An Owner may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing. If the Asset Rebalancing is elected, all Contract Value allocated to the Subaccounts must be included in the Asset Rebalancing.

     The amounts transferred will be credited to the Accumulation Unit Value as of the end of the Valuation Dates on which the transfers are effected. Amounts periodically transferred under this option are not included in the 12 transfers per Contract Year discussed under "Transfers" on page _____.

     An Owner may instruct the Company at any time to terminate this option by written request. Once terminated, this option may not be reselected during the same Contract Year.

                             CHARGES AND DEDUCTIONS

     Various charges and deductions are made from Premium, the Contract Value and the Variable Account. These charges and deductions are as follows:


Deduction for State Premium Taxes


     We do not deduct premium taxes unless assessed by the state of residence of the Owner. Any premium or other taxes levied by any governmental entity with respect to the Contracts will be charged at Our discretion against either Premium or Contract Value. Premium taxes currently imposed by certain states on the Contracts range typically from 0% to 3.5% of premiums paid. Some states assess premium taxes at the time Premium is received; others assess premium taxes at the time of annuitization. Premium taxes are subject to being changed or amended by state legislatures, administrative interpretations or judicial acts.

Deduction for Mortality and Expense Risk Charge

     The Company deducts for each Valuation Period a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account. The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant, to waive the Surrender Charge in the event of the death of the Owner prior to the Annuity Date and to provide the death benefit. The expense risk assumed by the Company is that the costs of administering the Contracts and the Variable Account will exceed the amount received from Administrative and Contract Maintenance Charges.

     If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be profit to the Company. The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased. The Mortality and Expense Risk Charge is deducted during the Accumulation Period and after the Annuity Date.

     The Company currently offers annuity payment options that are based on a life contingency. (See "Annuity Period --Annuity Options" on page ___.) The Company in its discretion may offer additional payment options which are not based on a life contingency. If this should occur and if an Owner should elect a payment option not based on a life contingency, the Mortality and Expense Risk Charge is still deducted but the Owner receives no benefit from that portion of the charge attributable to mortality risk.

Deduction for Equity Assurance Plan


     If the Owner has elected the Equity Assurance Plan, the Equity Assurance Plan charge for each Valuation Period will equal on an annual basis to .07% of the average daily net asset value of the Variable Account for Owners attained age 0-59 and .20% of the average daily net asset value of the Variable Account for Owners attained age 60 and above.

Deduction for Enhanced Equity Assurance Plan


     If the Owner has elected the Equity Assurance Plan, the Enhanced Equity Assurance Plan charge for each Valuation Period will equal on an annual basis to
 .17% of the average daily net asset value of the Variable Account for Owners attained age 0-59 and .30% of the average daily net asset value of the Variable Account for Owners attained age 60 and above.

Deduction for Annual Ratchet Plan


     If the Owner has elected the Annual Ratchet Plan, the Annual Ratchet Plan charge for each Valuation Period will equal on an annual basis to .10% of the average daily net asset value of the Variable Account.

Deduction for Accidental Death Benefit

     If the Owner has elected the Accidental Death Benefit, the Company deducts for each Valuation Period an Accidental Death Benefit Charge equal on an annual basis to .05% of the average daily net asset value in the Variable Account.


Deduction for Surrender Charge

     In the event that an Owner makes a withdrawal from or surrenders Contract Value in excess of the Free Withdrawal Amount, a Surrender Charge may be imposed. The Free Withdrawal Amount is equal to the greater of the Contract Value less premiums paid or the portion of the withdrawal that does not exceed 10% of the total Premium otherwise subject to the Surrender Charge paid to the time of withdrawal, less any prior withdrawalsand less any accured charges for option death benefits; however, the Surrender Charge applies only to Premium received by the Company within seven (7) years of the date of the withdrawal.


     The Surrender Charge will vary in amount depending upon the time which has elapsed since the date Premium was received. In calculating the Surrender Charge, Premium is allocated to the amount surrendered on a first-in, first-out basis. The amount of any withdrawal which exceeds the Free Withdrawal Amount will be subject to the following charges:


                                    Surrender
                                Charge Percentage
                                                              -----------------
      Premium Year 1 ...................................            6%
      Premium Year 2 ...................................            6%
      Premium Year 3 ...................................            5%
      Premium Year 4 ...................................            5%
      Premium Year 5 ...................................            4%
      Premium Year 6 ...................................            4%
      Premium Year 7 ...................................            2%
      Premium Year 8 and thereafter.....................          None


     No Surrender Charge is imposed against: (1) Systematic  Withdrawal options;
(2) Contract Value upon Annuitization; (3) a Death Benefit.

     The Surrender Charge is intended to reimburse the Company for expenses incurred which are related to Contract sales. The Company does not expect the proceeds from the Surrender Charge to cover all distribution costs. To the extent such charge is insufficient to cover all distribution costs, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.

     Certain restrictions on surrenders are imposed on Contracts issued in connection with retirement plans which qualify as a 403 (b) Plan or IRA. (See "Taxes -- 403(b) Plans" on page ____.)

Deduction for Administrative Charge

     The Company deducts for each Valuation Period a daily Administrative Charge which is equal on an annual basis to .15% of the average daily net asset value of the Variable Account. This charge is intended to reimburse Us for administrative expenses, both during the accumulation period and following the Annuity Date.

Deduction for Contract Maintenance Charge

     The Company also deducts an annual Contract Maintenance Charge of $30 per year, from the Contract Value on each Contract Anniversary. The Contract Maintenance Fee is waived if the Contract Value is greater than $50,000 on the date of deduction of the charge. These charges are designed to reimburse the Company for the costs it incurs relating to maintenance of the Contract, the Variable Account, and the Guaranteed Account. If the Contract is surrendered, we will deduct the Contract Maintenance Charge at the time of surrender for the current Contract Year. The deduction will be made proportionally based on Your value in each Subaccount and the Guaranteed Account. After the Annuity Date, the Contract Maintenance Charge is deducted on a pro-rata basis from each annuity income payment.

Deduction for Income Taxes

     The Company deducts from the Contract Value and/or the Variable Account any Federal income taxes resulting from the operation of the Variable Account. The Company does not currently anticipate incurring any Federal income taxes. (See also "Taxes" beginning on page ____.)

Other Expenses

      There are deductions from and expenses paid out of the assets of the Funds which are described in the accompanying Prospectuses for each Fund.

Group and Sponsored Arrangements

     In certain instances, we may reduce the Surrender Charge and the Administrative Charge or change the minimum premium requirements for the sale of Contracts to certain groups, including those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or similar arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or group sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when an application or enrollment form for a Contract is approved. We may change these rules from time to time. Any variation in the Surrender Charge or Administrative Charge will reflect differences in costs or services and will not be unfairly discriminatory.

                                ANNUITY BENEFITS

Annuitization

     Annuitization is an election you make to apply the Contract Value to an Annuity Option in order to provide a series of annuity payments. The date the Annuity Option becomes effective is the Annuity Date.

Annuity Date

     The latest Annuity Date is: the later of (a) the first day of the calendar month following the later of the Annuitant's 90th birthday; or (b) such earlier date as may be set by applicable law.

     The Owner may designate an earlier date or may change the Annuity Date by making a written request at least thirty (30) days prior to the Annuity Date being changed. However, any Annuity Date must be no later than the date defined above; and, the first day of a calendar month.

     Without the approval of the Company, the new Annuity Date cannot be earlier than one year after the Effective Date. In addition, for IRA or 403 (b) Plan Contracts, certain provisions of your retirement plan or the Code may further restrict your choice of an Annuity Date. (See "Taxes," page ____.)

Annuity Options

     The Owner may choose annuity payments which are fixed or which are based on the Variable Account or a combination of the two. The Owner may, upon at least 30 days prior written notice to us, at any time prior to the Annuity Date, select or change an Annuity Option. If the Owner elects annuity payments which are based on the Variable Account, the amount of the payments will be variable. The amount of the annuity payment based on the value of a Subaccount is determined through a calculation described in the Statement of Additional Information, under the caption "Annuity Provisions". The Owner may not transfer Contract Values between the Guaranteed Account and the Variable Account after the Annuity Date, but may, subject to certain conditions, transfer Contract Values from one Subaccount to another Subaccount. (See "Transfer of Contract Values" on page ____.)

     If the Owner has not made any annuity payment option selection at the Annuity Date, the Contract Value will be applied to purchase Option 2 fixed basis annuity payments and Option 2 variable basis annuity payments, in proportion to the amount of Contract Value in the Guaranteed Account and the Variable Account, respectively.

     The annuity payment options are:

     Option 1: Life Income. The Company will make annuity payments during the lifetime of the Annuitant.

     Option 2: Life Income with 10 Years of Payments Guaranteed. The Company will make monthly annuity payments during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than 10 years, payments will be continued during the remainder of the period to the Beneficiary.

     Option 3: Joint and Last Survivor Income. The Company will make annuity payments for as long as either the Annuitant or a Contingent Annuitant is alive. In the event that the Contract is issued in connection with an IRA, the payments in this Option will be made only to the Owner as Annuitant and the Owner's spouse.

     The annuity payment options are more fully explained in the Statement of Additional Information. The Company may also offer additional options at its own discretion.

Annuity Payments

     If the Contract Value applied to annuity payment options is less than $2,000, the Company reserves the right to pay the amount in a lump sum in lieu of annuity payments. The Company makes all other annuity payments monthly. However, if the total monthly annuity payment would be less than $100 the Company reserves the right to make payments semi-annually or annually.

      If fixed annuity payments are selected, the amount of each fixed payment is determined by multiplying the Contract Value allocated to purchase fixed annuity payments by the factor shown in the annuity table specified in the Contract for the option selected, divided by 1,000.

      If variable annuity payments are selected, the Annuitant receives the value of a fixed number of Annuity Units each month. The actual dollar amount of variable annuity payments is dependent upon: (i) the Contract Value at the time of annuitization; (ii) the annuity table specified in the Contract; (iii) the Annuity Option selected; (iv) the investment performance of the Subaccount selected; and (v) the pro-rata portion of the Contract Maintenance charge.

      The annuity tables contained in the Contract are based on a 5% assumed investment rate. If the actual net investment rate exceeds 5%, payments will increase. Conversely, if the actual rate is less than 5%, variable annuity payments will decrease.

                                  DEATH BENEFIT

Prior to the Annuity Date

     In the event of an Owner's death (or the death of the first joint Owner to die) prior to the Annuity Date, a death benefit is payable to the Beneficiary. The value of the death benefit will be determined as of the date We receive proof of death in a form acceptable to Us. If there has been a change of Owner from one natural person to another natural person, the death benefit will equal the Contract Value, unless the change in ownership results from the election, made by a surviving spouse as designated beneficiary, to continue the contract. Otherwise, the death benefit will be calculated in accordance with the terms of one of the options described below, as designated by the Owner at the time of application. All death benefit options may not be available in all states.

Traditional Death Benefit

     Under the Traditional Death Benefit, We will pay a death benefit equal to the greatest of:

     1.   the  total  of  all  Premiums  paid  reduced   proportionally  by  any
          surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or

     2.   the Contract Value; or

     3. the greatest of the Contract Value at any seventh Contract Anniversary reduced proportionally by any surrender subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any Premium paid subsequent to that Contract Anniversary.

     The Traditional Death Benefit will be in effect if no other Death Benefit is in effect.


Optional Death Benefit

     Prior to determining the amount of any of the following Optional Death Benefits the Contract Value will be reduced by the accrued charges for the optional death benefit, if as of the date of death, the accured charges had not yet been deducted from the Variable Account.

Annual Ratchet Plan

     If at the time of application, the Owner has selected a death benefit under the terms of the Annual Ratchet Plan, We will pay a death benefit equal to the greatest of:

     1. the total of all Premium paid, reduced proportionally by withdrawals and surrenders;

     2.   the Contract Value; or

     3. the greatest Contract Value at any Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any Premium paid subsequent to that Contract Anniversary.


     The charge for the Annual Ratchet Plan is equal on an annual basis to .10% of the average daily net asset value of the Variable Account.


     The Annual Ratchet Plan will be in effect if:

      1.  the Owner designates this option on the Application; and

      2. the Annual Ratchet Plan charge is shown on the Contract Schedule.

     The Annual Ratchet Plan will cease to be in effect upon receipt by the Company of the Owner's written request to discontinue it.

Equity Assurance Plan

     If at the time of application the Owner has selected a death benefit under the terms of the Equity Assurance Plan, We will pay a death benefit equal to the greatest of:

     1.   the Contract Value;

     2. the greatest of the Contract Value on any seventh Contract Anniversary plus any Premiums subsequent to the Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender; or

     3.   an amount equal to a) plus b) where:

     a) is equal to the total of all Premiums paid on or before the first Contract Anniversary following Your 85th birthday, adjusted for surrenders described below and then accumulated at the compound interest rates shown below for the number of complete years, not to exceed 10, from the date of receipt of each Premium to the earlier of the date of death or the first Contract Anniversary following Your 85th birthday:

          0% per annum if death occurs during the 1st through 24th month from the date of Premium payment;

          2% per annum if death occurs during the 25th through 48th month from the date of Premium payment;

          4% per annum if death occurs during the 49th through 72nd month from the date of Premium payment;

          6% per annum if death occurs during the 73rd through 96th month from the date of Premium payment;

          8% per annum if death occurs during the 97th through 120th month from the date of Premium payment;

          10% per annum (for a maximum of 10 years) if death occurs more than 120 months from the date of Premium payment; and

     b) is equal to all Premiums paid after the first Contract Anniversary following Your 85th birthday, adjusted for surrenders as described below.


     The charge for the Equity Assurance Plan is equal on an annual basis to .07% of the average daily net asset value of the Variable Account for Owners attained ages 0-59 and .20% of the average daily net asset value of the Variable Account for Owners attained age 60 and above.

     Adjustment for surrender. In the determination of the death benefit, for each surrender a proportionate reduction will be made to each Premium paid prior to the surrender. The proportion is determined by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to each surrender.

     The Equity Assurance Plan will be in effect if:

     1. the Owner elected it on the Application; and

     2. the charge for the Equity Assurance Plan is shown on the Contract Schedule or upon the allocation of Contract Values to either the Money Market Subaccount or Guaranteed Account unless such allocation is made, part if Dollar Cost Averaging.

     The Equity Assurance Plan will cease to be in effect upon receipt by the Company of the Owner's written request to discontinue it or upon the allocation of Contract Values to either the Money Market Subaccount or Guaranteed Account, unless such allocation is made as part of Dollar Cost Averaging.

Enhanced Equity Assurance Plan

      If at the time of application the Owner has selected a death benefit under the terms of the Enhanced Equity Assurance Plan, We will pay a death benefit equal to the greatest of:

     1.   the Contract Value; or

     2. the greatest Contract Value on any Contract Anniversary plus any Premiums subsequent to the Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender; or

     3.   an amount equal to a) plus b) where:

          a) is equal to the total of all Premiums paid on or before the first Contract Anniversary following Your 85th birthday, adjusted for surrenders as described below and then accumulated at the compound interest rates shown below for the number of complete years, not to exceed 10, from the date of receipt of each Premium to the earlier of the date of death or the first Contract Anniversary following Your 85th birthday:

               0% per annum if death occurs during the 1st through 24th month from the date of Premium payment;

               2% per annum if death occurs during the 25th through 48th month from the date of Premium payment;

               4% per annum if death occurs during the 49th through 72nd month from the date of Premium payment;

               6% per annum if death occurs during the 73rd through 96th month from the date of Premium payment;

               8% per annum if death occurs during the 97th through 120th month from the date of Premium payment;

               10% per annum (for a maximum of 10 years) if death occurs more than 120 months from the date of Premium payment; and

          b)   is  equal  to  all  Premiums   paid  after  the  first   Contract
               Anniversary following Your 85th birthday, adjusted for surrenders as described below.


     The charge for the Enhanced Equity Assurance Plan is equal on an annual basis to .17% of the average daily net asset value of the Variable Account for Owners attained ages 0-59 and .30% of the average daily net asset value of the Varialbe Account for Owners attained age 60 and above.

      Adjustment for surrenders. In the determination of the death benefit, for each surrender a proportionate reduction will be made to each Premium paid prior to the surrender. The proportion is determined by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to each surrender.

      The Enhanced Equity Assurance Plan will be in effect if:

      1.   the Owner elected it on the Application; and

      2. the charge for this Rider is shown on the Contract Schedule.


     The Enhanced Equity Assurance Plan will cease to be in effect upon receipt by the Company of the Owner's written request to discontinue it or upon the allocation of Contract Values to either the Money Market Subaccount or Guaranteed Account, unless such allocation is made as part of Dollar Cost Averaging.

Accidental Death Benefit


     The Owner may select the Accidental Death Benefit in addition to any of the death benefit options. The Accidental Death Benefit is not available if the Contract is used as an IRA. If at the time of application the Owner selected the Accidental Death Benefit, the death benefit payable under this option will be equal to the lesser of:

     1.   the Contract Value as of the date the death benefit is determined; or

     2.   $250,000.

     The Company deducts for each Valuation Period a daily charge for the Accidental Death Benefit which is equal on an annual basis to .05% of the average daily net asset value of the Variable Account.

     The Accidental Death Benefit is payable if the death of the primary Owner occurs prior to the Contract Anniversary next following his/her 75th birthday as a result of an injury. The death must also occur before the Annuity Date and within 365 days of the date of the accident which caused the injury.

     The Accidental Death Benefit will not be paid for any death caused by or resulting in whole or in part from the following:

     1.   suicide or attempted suicide while sane or insane;

     2.   intentionally self-inflicted injuries;

     3. sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

     4. injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if the Owner is a passenger on any aircraft licensed for the transportation of passengers;

     5.   declared or  undeclared  war or any act thereof;  or

     6. service in the military, naval or air service of any country.

     The Accidental Death Benefit will be in effect if the Accidental Death Benefit charge is shown on the Contract Schedule.

     The Accidental Death Benefit will cease to be in effect upon receipt by the Company the Owner's written request to discontinue it.

Payment to Beneficiary

     Upon the death of the Owner prior to the Annuity Date, the Beneficiary may elect the death benefit to be paid as follows:

     1. payment of the entire death benefit within 5 years of the date of the Owner's death; or

     2.   Payment  over  the  lifetime  of  the  designated   Beneficiary   with
          distribution beginning within 1 year of the date of death of the Owner (see Annuity Options section of this contract); or

     3. if the designated Beneficiary is Your spouse, he/she can continue the contract in his/her own name.

     If no payment option is elected within 60 days of Our receipt of proof of the Owner's death, a single sum settlement will be made at the end of the sixty
(60) day period following such receipt. Upon payment of the death benefit, this Contract will end.

After the Annuity Date

     If the Owner is a person other than the Annuitant, and if the Owner's death occurs on or after the Annuity Date, no death benefit will be payable under this contract. Any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of the Owner's death. If the Owner is not an individual, the Annuitant shall be treated as the Owner and any change of such first named Annuitant, will be treated as if the Owner died.

Death of the Annuitant

     If the Annuitant is a person other than the Owner, and if the Annuitant dies before the Annuity Date, a new Annuitant may be named by the Owner. If no new Annuitant is named within sixty (60) days of Our receipt of proof of the Annuitant's death, the Owner will be deemed the new Annuitant. If an Annuitant dies after the Annuity Date, the remaining payments, if any will be as specified in the Annuity Option elected. We will require proof of the Annuitant's death. Death benefits, if any, will be paid to the designated Beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant's death.

                        DISTRIBUTIONS UNDER THE CONTRACT

Withdrawals

     The Owner may withdraw Contract Value prior to the Annuity Date. Any withdrawal is subject to the following conditions:

     (a)  the Company must receive a written request;

     (b)  the amount requested must be at least $500;

     (c)  any applicable Surrender Charge will be deducted;

     (d) the Contract Value will be reduced by the sum of the amount requested plus the amount of any applicable Surrender Charge;


     (e) the Company will deduct the amount requested plus any accrued charges for optional death benefits and any Surrender Charge from each Subaccount of the Variable Account and from the Guaranteed Account either as specified or in the proportion that each Subaccount and the Guaranteed Account bears to the Contract Value; and


     We reserve the right to consider any withdrawal request that would reduce the Value of the Accumulation Account to less than $2,000 to be a request for surrender. In this event, the Surrender Value will be paid to You and the Contract will terminate.

     Withdrawals (including systematic withdrawals discussed below) may be taxable and subject to a penalty tax. (See "Taxes" beginning on Page ____.)

Systematic Withdrawal

     The systematic withdrawal program involves making regularly scheduled withdrawals from Your value in the Contract. In order to initiate the program, your total Contract Value must be at least $24,000. The program allows You to prearrange the withdrawal of a specified dollar amount of at least $200 per withdrawal, on a monthly or quarterly payment basis. A maximum of 10% of the Contract Value may be withdrawn in a Contract Year. Surrender Charges are not imposed on withdrawals under this program. If you elect this program Surrender Charges will be imposed on any withdrawal, other than withdrawals made under Your systematic withdrawal program, when the withdrawal is from Premium paid in the last seven years. You may not elect this program if you have taken a prior withdrawal during the same Contract Year. (See "Withdrawals" on page ____, and "Surrender Charges" on page _____.)

     Systematic withdrawals will begin on the first scheduled withdrawal date selected by You following the date We process Your request. In the event that Your value in a specified Subaccount or the Guaranteed Account is not sufficient to deduct a withdrawal or if Your request for systematic withdrawal does not specify the Guaranteed Account or from which Subaccounts withdrawals are to be deducted, withdrawals will be deducted proportionally based on Your value in each Subaccount and the Guaranteed Account.

     All parties to the Contract are cautioned that the rights of any person to implement the systematic withdrawal program under Contracts may be subject to the terms and conditions of the retirement plan, regardless of the terms and conditions of the Qualified issued in connection with IRAs or 403(b) Plans Contract. (See "Taxes" on page _____.)

     The systematic withdrawal program may be canceled at any time by written request or automatically by Us should the Contract Value fall below $1,000. In the event the systematic withdrawal program is canceled, the Owner may not elect to participate in such program until the next Contract Anniversary.

     An Owner may change once per Contract Year the amount or frequency of withdrawals on a systematic basis.

     The Free Withdrawal Amount (see "Charges and Deductions -- Deduction for Surrender Charge" on page _____) is not available while an Owner is receiving systematic withdrawals. An Owner will be entitled to the free withdrawal amount on and after the Contract Anniversary next following the termination of the systematic withdrawal program.

     Implementation of the systematic withdrawal program may subject an Owner to adverse tax consequences, including a 10% tax penalty. (See "Taxes -- Taxation of Annuities in General" on page ____ for a discussion of the tax consequences of withdrawals.)

     The Company reserves the right to discontinue this program at any time.

Surrender


     Prior to the Annuity Date you may surrender the Contract for the Surrender Value by withdrawing the entire Contract Value. You must submit a written request for surrender and return the Contract to Us. The Surrender Value will be based on the Contract Value at the end of the Valuation Period during which the surrender request is received as described below. The Contract may not be surrendered after the Annuity Date. A surrender may be taxable and subject to a tax penalty. (See "Taxes" discussed on page _____.)


Surrender Value


     The Surrender Value of the Contract varies each day depending on the investment results of the Subaccounts selected by the Owner. The Surrender Value will be the Contract Value as of the date the Company receives Your surrender request, reduced by the following: (1) any applicable taxes not previously deducted; (2) any applicable accrued charges for optional death benefits; (3) the Contract Maintenance Charge; and (4) any applicable Surrender Charge.


Payment of Withdrawals and Surrender Values


     Payments of withdrawals and Surrender Values will ordinarily be sent to the Owner within seven (7) days of receipt of the written request, but see the Deferment of Payment discussion below. (Also see Statement of Additional Information -- "Delay of Payments.")

     The Company reserves the right to ensure that an Owner's check or other form of Premium has been cleared for payment prior to processing any withdrawal or redemption request occurring shortly after a Premium payment.


     If, at the time You make a request for a withdrawal or a surrender, You have not provided Us with a written election not to have Federal income taxes withheld, We must by law withhold such taxes from the taxable portion of Your payment and remit that amount to the IRS. Mandatory withholding rules apply to certain distributions from 403(b) Plans Contracts. Additionally, the Code provides that a 10% penalty tax may be imposed on certain early Withdrawals and Surrenders. (See "Withholding" on page ____, and "Tax-Favored Plans" on page ____.)

Deferral of Payment

     Payment of any Withdrawal, Surrender, or lump sum death proceeds from the Variable Account will usually occur within seven days. We may be permitted to defer such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;
(2) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; (3) the SEC permits a delay for protection of Owners; or (4) the check used to pay any Premium has not cleared through the banking system (this may take up to 15 days).

     We may defer payment of any withdrawal or surrender from the Guaranteed Account for up to six months from the date we receive Your written request.

                                      TAXES

Introduction

     The Contracts are designed to accumulate Contract Values for retirement plans which, except for IRAs and 403(b) Plans, are generally not tax-qualified plans. The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, Annuitant or Beneficiary depend on the Company's tax status and upon the tax status of the individual concerned. Accordingly, each potential Owner should consult a competent tax adviser regarding the tax consequences of purchasing a Contract.

     The following discussion is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the Federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service (the "Service"). For a discussion of Federal income taxes as they relate to the Funds, please see the accompanying relevant Fund Prospectus.

Company Tax Status


     The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Contract Value. Under existing Federal income tax law, the Variable Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes from the assets of the Variable Account should they be imposed with respect to such items in the future.

Taxation of Annuities in General -- Non-Qualified Plans

     Code Section 72 governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under the Contract. However, under certain circumstances, the increase in value may be subject to tax currently. (See "Contracts Owned by Non-Natural Person," and "Diversification Standards".)

   Withdrawals prior to the Annuity Date

     Code Section 72 provides that a total or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract on the date of withdrawal exceed the "investment in the contract," as that term is defined under the Code. The "investment in the contract" can generally be described as the cost of the Contract. It generally constitutes the sum of all purchase payments made for the contract less any amounts received under the Contract that are excluded from gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

   Withdrawals on or after the Annuity Date

     Upon receipt of a lump sum payment on full surrender of the Contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. The taxable portion is taxed as ordinary income.

     If the recipient receives annuity payments rather than a lump sum payment, a portion of the payment is included in taxable income when received. For fixed annuity payments, the taxable portion of each payment is generally determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the nontaxable portion of the payment. The remaining portion of each payment is taxed as ordinary income.

     For variable annuity payments, the taxable portion is determined by a formula which establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income.

     The recipient is able to exclude a portion of the payments received from taxable income until the investment in the Contract is fully recovered. Annuity payments are fully taxable after the investment in the Contract is recovered. If the recipient dies before the investment in the Contract is recovered, the recipient's estate is allowed a deduction for the remainder.

   Penalty Tax on Certain Withdrawals


     With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a 10% penalty tax is imposed upon the portion of such amount which is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the Owner (or where the Owner is not an individual, the death of the "primary annuitant", who is defined as the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) allocable to investment in the Contract before August 14, 1982; (v) under a qualified funding asset (as defined in Code
Section 130(d)); (vi) under an immediate annuity contract; or (vii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.


     If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount equal to the tax that would have been imposed but for item (iii) above as determined under Treasury Regulations, plus interest for the deferral period. The foregoing rule applies if the modification takes place: (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2; or (b) before the taxpayer reaches age 59 1/2.

   Assignments

     Any assignment or pledge of the Contract as collateral for a loan may result in a taxable event and the excess of the Contract Value over total Premium will be taxed to the assignor as ordinary income. Please consult your tax adviser prior to making an assignment of the Contract.

   Generation Skipping Transfer Tax

     A transfer of the Contract or the designation of a beneficiary who is either 37 1/2 years younger than the Owner or a grandchild of the Owner may have Generation Skipping Transfer Tax consequences.

   Distribution-at-Death Rules

     In order to be treated as an annuity contract for Federal income tax purposes, a Contract must generally provide for the following two distribution rules: (i) if the Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as the method in effect on the Owner's death; and (ii) if a Owner dies before the Annuity Date, the entire interest must generally be distributed within five years after the date of death. To the extent such interest is payable to a designated Beneficiary, however, such interest may be annuitized over the life of that Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as distributions commence within one year after the date of death. The designated Beneficiary is the person to whom ownership of the contract passes by reason of death, and must be a natural person. If the Beneficiary is the spouse of the Owner, the Contract may be continued unchanged in the name of the spouse as Owner.

     If the Owner is not an individual, the "primary annuitant" (as defined under the Code) is considered the Owner. In addition, when the Owner is not an individual, a change in the primary annuitant is treated as the death of the Owner.

   Gifts of Contracts

     Any transfer of a Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger tax on the gain in the Contract. The transferee will receive a step-up in basis for the amount included in the transferor's income. This provision, however, does not apply to those transfers between spouses or incident to a divorce which are governed by Code Section 1041(a).

   Contracts Owned by Non-Natural Persons

     If the Contract is held by a non-natural person (for example, a corporation or trust) the Contract is generally not treated as an annuity contract for Federal income tax purposes, and the income on the Contract (generally the excess of the Contract Value over the purchase payments) is includable in income each year. The rule does not apply where the non-natural person is only the nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply when the Contract is acquired by the estate of a decedent, when the Contract is held under certain qualified plans, when the Contract is a qualified funding asset for structured settlements, when the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity.

   Section 1035 Exchanges

     Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another annuity contract unless money is distributed as part of the exchange. A replacement contract obtained in a tax-free exchange of contracts succeeds to the status of the surrendered contract. Special rules and procedures apply to Code Section 1035 transactions. Prospective owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

   Multiple Contracts

     Annuity contracts that are issued by the Company (or affiliate) to the same Owner during any calendar year will be treated as one annuity contract in determining the amount includable in the taxpayer's gross income. Thus, any amount received under any such contract prior to the contract's annuity starting date will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts. The Treasury has broad regulatory authority to prevent avoidance of the purposes of this aggregation rule. It is possible that, under this authority, Treasury may apply this rule to amounts that are paid as annuities (on or after the starting date) under annuity contracts issued by the same company to the same Owner during any calendar year period. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income. Owners should consult a tax adviser before purchasing more than one Contract or other annuity contracts.

   Withholding

     The Company is required to withhold Federal income taxes on withdrawals, lump sum distributions, and annuity payments that include taxable income unless the payee elects to not have any withholding or in certain other circumstances. Special withholding rules apply to payments made to non-resident aliens.

   Lump-sum Distribution or Withdrawal

     The Company is required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless You elect out of withholding.

   Annuity Payments

     The Company will withhold on the taxable portion of annuity payments based on a withholding certificate You file with the Company. If you do not file a certificate, You will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

     You are liable for payment of Federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Diversification Standards

     To comply  with the  diversification  regulations  promulgated  under  Code
Section 817(h) (the "Diversification Regulations"), after a start-up period, each Subaccount is required to diversify its investments. The Diversification Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the assets of a Subaccount is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies so that an investment in a Fund is not treated as one investment but is treated as an investment in a pro-rata portion of each underlying asset of such Fund. All securities of the same issuer are treated as a single investment. In the case of government securities, each Government agency or instrumentality is treated as a separate issuer.

     In connection with the issuance of the Diversification Regulations, Treasury announced that such regulations do not provide guidance concerning the extent to which Owners may direct their investments to particular divisions of a separate account. It is possible that if and when additional regulations or IRS pronouncements are issued, the Contract may need to be modified to comply with such rules. For these reasons, the Company reserves the right to modify the Contract, as necessary, to prevent the Owner from being considered the owner of the assets of the Variable Account.

     The Company intends to comply with the Diversification Regulations to assure that the Contracts continue to be treated as annuity contracts for Federal income tax purposes.

Tax-Favored Plans


     By attachment of an endorsement that reflects the limits of Code section 408(b), the Contracts may be used as an IRA. The Contracts are also available for use in connection with a previously established 403(b) Plan. No attempt is made herein to provide more than general information about the use of the Contracts with IRAs or 403(b) Plans. The information herein is not intended as tax advice. A prospective Owner considering use of the Contract to create an IRA or in connection with a 403(b) Plan should first consult a competent tax adviser with regard to the suitability of the Contract as an investment vehicle for their qualified plan.

     While the Contract will not be available in connection with retirement plans designed by the Company which qualify for the federal tax advantages available under Sections 401 and 457 of the Code, a Contract can be used as the investment medium for an individual Owner's separately qualified 401 retirement plan. Distributions from a 401 qualified plan or 403(b) Plan (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan or an IRA. If the recipient is unable to take full advantage of the tax-free rollover provisions, there may be taxable income, and the imposition of a 10% penalty tax if the recipient is under age 59 1/2 (unless another exception applies under Code Section 72(t)). A prospective Owner considering use of the Contract in this manner should consult a competent tax advisor with regard to the suitability of the Contract of this purpose and for information concerning the provisions of the Code applicable to qualified plans, 403(b) Plans, and IRAs.

Individual Retirement Annuities


     Section 408 of the Code permits eligible individuals to contribute to an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA, provided certain conditions are met. Section 408A of the Code provides special rules for "Roth IRAs." The basic distinction between a Roth IRA and a regular IRA is that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are not includible in gross income for federal income tax purposes. Other differences include the ability to make contributions to a Roth IRA after age 70 1/2 and to defer distributions beyond age 70 1/2. Taxpayers whose adjusted gross incomes exceed certain levels are not eligible for Roth IRAs. Sales of the Contracts for use with IRAs are subject to special requirements imposed by the Service, including the requirement that informational disclosure be given to each person desiring to establish an IRA. Contracts offered in connection with an IRA by this Prospectus are not available in all states.

403(b) Plans

     Code Section 403(b)(11) imposes certain restrictions on an Owner's ability to make partial withdrawals from Code Section 403(b) Contracts, if attributable to Premium paid under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows an Owner to make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, only an amount equal to the purchase payments may be withdrawn. In addition, 403(b) Plans are subject to additional requirements, including: eligibility, limits on contributions, minimum distributions, and nondiscrimination requirements applicable to the employer. Owners and their employers are responsible for compliance with these rules. Contracts offered in connection with a 403 (b) Plan by this Prospectus are not available in all states.

                                LEGAL PROCEEDINGS

     The Company knows of no legal proceeding pending to which the Variable Account is a party or which would materially affect the Variable Account.

                                 LEGAL MATTERS


     Legal matters relating to the federal securities laws in connection with the Contracts described herein are being passed upon by the law firm of Jorden Burt Boros Cicchetti Berenson & Johnson LLP, Washington, D.C.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION


General Information
     The Company
     Independent Accountants
     Legal Counsel
     Distributor
     Calculation of Performance Related Information
     Delay of Payments
     Transfers

Method of Determining Contract Values

Annuity Provisions
     Annuity Benefits
     Annuity Options
     Variable Annuity Payment Values
     Annuity Unit
     Net Investment Factor
     Additional Provisions

Financial Statements

Guaranteed Account Option

     Under this Guaranteed Account option, Contract Values are held in the Company's General Account. The General Account includes all of Our assets, except those assets segregated in Our separate accounts. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 nor is the General Account registered as an investment company under the Investment Company Act of 1940. The Company understands that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Guaranteed Account portion of the Contract. Disclosures regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The Guaranteed Account option may not be available in all states.


     During the Accumulation Period the Owner may allocate amounts to the Guaranteed Account. The initial Premium will be invested in the Guaranteed Account if selected by the Owner at the time of application. Additional Premium will be allocated in accordance with the selection made in the application or the most recent instruction received at the Company Office. If the Owner elects to withdraw amounts from the Guaranteed Account, such withdrawal, except as otherwise provided in this Appendix, will be subject to the same conditions as imposed on withdrawals from the Variable Account. The Company reserves the right to delay any payment from the Guaranteed Account for up to six (6) months from the date it receives such request at its Office.

Allocations To The Guaranteed Account

      The minimum amount that may be allocated to the Guaranteed Account, either from the initial or a subsequent Premium, is $3,000. Amounts invested in the Guaranteed Account are credited with interest on a daily basis at the then applicable effective guarantee rate. The effective guarantee rate is that rate in effect when the Owner allocates or transfers amounts to the Guaranteed Account. If the Owner has allocated or transferred amounts at different times to the Guaranteed Account, each allocation or transfer may have a unique effective guarantee rate associated with that amount. The effective guarantee rate will not be changed more than once per year and the minimum rate will not be less than 3%.

Guaranteed Account Transfers

      During the accumulation period the Owner may transfer, by written request or telephone authorization, Contract Values to or from a subaccount of the Variable Account to or from the Guaranteed Account at any time, subject to the conditions set out under Transfer of Contract Values Section.

Minimum Surrender Value

      The minimum Surrender Value for amounts allocated to the Guaranteed Account equals the amounts so allocated less withdrawals, with interest compounded annually at the rate of 3%, reduced by any applicable Surrender Charge.

                                      A-1




                                   PROSPECTUS

                                       for

                           VARIABLE ANNUITY CONTRACTS

                                    issued by

                               VARIABLE ACCOUNT I

                                       and

                           AIG LIFE INSURANCE COMPANY
                                 One Alico Plaza
                                 600 King Street
                           Wilmington, Delaware 19801

     This Prospectus sets forth the information a prospective investor ought to know before investing. The individual deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (together "the Contracts") described in this Prospectus provide for accumulation of Contract Values and payment of monthly annuity payments. The Contracts may be used in retirement plans which do not qualify for federal tax advantages ("Non-Qualified Contracts") or in connection with retirement plans which may qualify as Individual Retirement Annuities ("IRA") under Section 408 of the Internal Revenue Code of 1986, as amended (the "Code") or Section 403(b) of the Code ("403(b) Plans"). The Contracts will not be available in connection with retirement plans designed by AIG Life Insurance Company (the "Company") which qualify for the federal tax advantages available under Sections 401 and 457 of the Code. Purchasers intending to use the Contracts in connection with an IRA or 403(b) Plan should seek competent tax advice. An Owner may be issued a certificate as evidence of individual participation under a group arrangement. The description of the Contract in this prospectus is fully applicable to any certificate that may be issued under the group contract.

     Premiums allocated among the Subaccounts of Variable Account I (the "Variable Account") will be invested in shares of corresponding portfolios as selected by the Owner from the following choices: Growth Portfolio, Quasar Portfolio, Technology Portfolio, Growth and Income Portfolio, Global Bond Portfolio or Premier Growth Portfolio of the ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.; the VIP High Income Portfolio, VIP Growth Portfolio, VIP Money Market Portfolio, of the FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS; VIP II Asset Manager Portfolio, VIP II Contrafund Portfolio or VIP II Investment Grade Bond Portfolio of the FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS II; the Small Company Stock Portfolio of the DREYFUS VARIABLE INVESTMENT FUND; the Worldwide Hard Assets Fund or Worldwide Emerging Markets Fund, of the VAN ECK WORLDWIDE INSURANCE TRUST; the DREYFUS STOCK INDEX FUND; or the Capital Appreciation Fund and International Equity Fund of the AIM VARIABLE INSURANCE FUNDS, INC.


     Additional information about the Contracts and the Variable Account is contained in the Statement of Additional Information which is available upon request at no charge by calling or writing AIG Life Insurance Company,
Attention: Variable Products, One Alico Plaza, Wilmington, Delaware 19801, 1-800-340-2765 or calling the service office at 1-800-255-8402. The Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. The Table of Contents of the Statement of Additional Information can be found on page ___ of this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

     PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE.


     REPLACEMENT OF AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT MAY NOT BE TO YOUR ADVANTAGE.


     THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE NOT AVAILABLE IN ALL STATES.


                         Date of Prospectus: May 1, 1998

                                 TABLE CONTENTS


                                                                           Page
                                                                            ---
Definitions............................................................
Highlights.............................................................
Summary of Expenses....................................................
Condensed Financial Information........................................
The Company............................................................
The Variable Account...................................................
The Funds..............................................................
The Contract...........................................................
Charges and Deductions.................................................
Annuity Benefits.......................................................
Death Benefit..........................................................
Distributions Under the Contract.......................................
Taxes..................................................................
Legal Proceedings......................................................
Legal Matters..........................................................
Table of Contents of the Statement of Additional Information...........
Appendix-- General Account Option......................................

                                   DEFINITIONS

Accumulation Unit -- An accounting unit of measure used to calculate the Contract Value prior to the Annuity Date.

Administrative Office -- The Annuity Service Office of the Company: c/o Delaware Valley Financial Services, Inc., 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031.

Annuitant -- The person designated by the Owner upon whose continuation of life any annuity payment involving life contingencies depends.

Annuity Date -- The date on which annuity payments are to commence.

Annuity Option -- An arrangement under which annuity payments are made under this Contract.

Annuity Unit -- An accounting unit of measure used to calculate annuity payments after the Annuity Date.

Contract Anniversary -- An anniversary of the Effective Date of the Contract.

Contract Value -- The dollar value as of any Valuation Date of all amounts accumulated under this Contract.

Contract Year -- Each period of twelve (12) months commencing with the Effective Date.

Effective Date -- The date on which the first Contract Year begins.

Guaranteed Account -- A part of our General Account, which earns a Guaranteed Rate of interest.

Owner -- The person named in the Contract Schedule, unless changed, and who has all rights under the Contract.

Premium -- Purchase payments for the Contract are referred to as Premium.

Premium Year -- Any period of twelve (12) months commencing with the date a Premium payment is made and ending on the same date in each succeeding twelve
(12) month period thereafter.


Surrender Charge -- The sales charge that may be applied against amounts withdrawn prior to the Annuity Date if withdrawal is within 7 years of purchase payments.

Valuation Date -- Each day that We and the New York Stock Exchange are open for trading.

Valuation Period -- The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

We, Our, Us -- AIG Life Insurance Company.

You, Your -- The Owner of this Contract.

                                   HIGHLIGHTS

     This Prospectus describes the Contracts and a segregated investment account of AIG Life Insurance Company (the "Company") which account has been designated Variable Account I (the "Variable Account"). The Contracts are designed to assist in financial planning by providing for the accumulation of capital on a tax-deferred basis for retirement and other long-term purposes, and providing for the payment of monthly annuity income. Contracts may be purchased in connection with a retirement plan which may qualify as 403 (b) Plan or as an Individual Retirement Annuity ("IRA"). The Contract may also be purchased for retirement plans, deferred compensation plans and other purposes which do not qualify for such special Federal income tax treatment ("Non-Qualified Contracts"). (See "Taxes" on page ____.)


     A Contract is purchased with a minimum initial Premium of $2,000. Additional Premium is permitted at any time, subject to certain limitations. (See "Premium and Allocation to Your Investment Options" on page ____.) You, as the Owner of the Contract, may allocate your Premium so that it accumulates on a variable basis, a fixed basis or a combination of both.

     Premium allocated among the Subaccounts of the Variable Account will accumulate on a variable basis and will be invested in shares of one or more of the following underlying portfolios: the Global Bond Portfolio, Premier Growth Portfolio, Growth Portfolio, Quasar Portfolio, Technology Portfolio, or Growth and Income Portfolio of the ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. ("Alliance Funds"); the VIP High Income Portfolio, VIP Growth Portfolio, VIP Money Market Portfolio, VIP II Contrafund Portfolio, VIP II Asset Manager Portfolio, or VIP II Investment Grade Bond Portfolio of the FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS ("Fidelity Funds"); the Small Company Stock Portfolio of the DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus Fund"); the Worldwide Hard Assets Portfolio or Worldwide Emerging Markets Portfolio, of the VAN ECK WORLDWIDE INSURANCE TRUST ("Van Eck Funds"); the DREYFUS STOCK INDEX FUND; or the Capital Appreciation Fund or the International Equity Fund of AIM VARIABLE INSURANCE FUNDS, INC. ("AIM Funds"). Your value in any one of these Subaccounts will vary according to the investment performance of the underlying portfolio chosen by you. You bear the entire investment risk for all Premium allocated to the Variable Account.

     The Company does not deduct sales charges from any Premium received. However, the Contracts provide for a Surrender Charge (contingent deferred sales charge) that may be assessed in the event that an Owner surrenders all or a portion of the Contract Value within seven contract years following payment of any Premium. The maximum Surrender Charge is 6% of Premium to which the charge is applicable. (See "Summary of Expenses" on page ____, and "Charges and Deductions - -- Deduction for Surrender Charge" on page _____.)


     A penalty free withdrawal is available. Generally, there is no Surrender Charge imposed on the greater of the Contract Value less Premium paid or the portion of the withdrawal that does not exceed 10% of premium otherwise subject to the Surrender Charge. (See "Withdrawals" on page ____.)


     Surrenders and withdrawals may be taxable and subject to a penalty tax. (See "Taxes" beginning on page ____.)


     The Company deducts daily a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account. There is no Mortality and Expense Risk Charge deducted for amounts in the Guaranteed Account. (See "Charges and Deductions --Deduction for Mortality and Expense Risk Charge" on page _____.)

     The Company deducts daily an Administrative Charge which is equal on an annual basis to 0.15% of the average daily net asset value of the Variable Account. The Administrative Charge is not assessed to the Guaranteed Account. In addition, the Company deducts, from the Contract Value, an annual Contract Maintenance Fee which is $30 per year. The Contract Maintenance Fee is waived if the Contract Value is greater than $50,000 on the date of the charge. These Charges are designed to reimburse the Company for administrative expenses relating to maintenance of the Contract and the Variable Account. (See "Charges and Deductions -- Deduction for Administrative Charge and Contract Maintenance Fee" on page _____.)


     There are deductions and expenses paid out of the assets of the Fund which are described in the accompanying Prospectuses for the Fund.


     The Owner may return the Contract within ten (10) days (the "Right to Examine Contract Period") after it is received by returning it to the Company's Administrative Office. The return of the Contract by mail will be effective when the postmark is affixed to a properly addressed and postage prepaid envelope. The Company will refund the Contract Value. In the case of Contracts issued in connection with an IRA the Company will refund the greater of the Premium less any withdrawals, or the Contract Value. However, if the laws of a state require that the Company refund, during the Right to Examine Contract Period, an amount equal to the Premium paid less any withdrawals, the Company will refund such an amount.

                                    FEE TABLE

Contract Owner Transaction Expenses


                                 All Subaccounts
                                                                   -----------
     Sales Load Imposed on Purchases........................           None

     Surrender Charge
     (as a percentage of amount surrendered):

       Premium Year 1 ......................................             6%
       Premium Year 2 ......................................             6%
       Premium Year 3 ......................................             5%
       Premium Year 4 ......................................             5%
       Premium Year 5 ......................................             4%
       Premium Year 6 ......................................             3%
       Premium Year 7 ......................................             2%
       Premium Year 8 and thereafter........................           None

     Exchange Fee:
       First 12 Per Contract Year ..........................           None
       Thereafter ..........................................            $10

     Annual Contract Fee ...................................            $30
     (waived for contracts with account value of $50,000 or greater)

     Separate Account Expenses
     (as a percentage of average account value)

       Mortality and Expense Risk Fees......................          1.25%
       Account Fees and Expenses............................          0.15%

     Total Separate Account Annual Expenses.................          1.40%

                               SUMMARY OF EXPENSES


Annual Fund Expenses After Expense Reimbursements*

                                                                                                       Total
                                                                       Management       Other        Portfolio
Portfolio                                                                Fee           Expenses*      Expenses**
- ---------                                                             ---------      --------      ---------
Alliance Global Bond................................................     0.56%         0.38%          0.94%(1)
Alliance Premier Growth.............................................     1.00          0.08           1.08(1)
Alliance Growth.....................................................     0.75          0.09           0.84(1)
Alliance Growth and Income..........................................     0.63          0.09           0.72(1)
Alliance Quasar.....................................................     0.58          0.37           0.95(1)
Alliance Technology.................................................     0.76          0.19           0.95(1)
AIM V.I. Capital Appreciation Fund..................................     0.63          0.05           0.68(2)
AIM V.I. International Equity Fund..................................     0.75          0.18           0.93(2)
Fidelity VIP High Income............................................     0.59          0.12           0.71(4)
Fidelity VIP Growth.................................................     0.60          0.09           0.69(4)
Fidelity VIP Money Market...........................................     0.21          0.10           0.31(4)
Fidelity VIP II Contrafund..........................................     0.60          0.11           0.71(4)
Fidelity VIP II Asset Manager.......................................     0.55          0.10           0.65(4)
Fidelity VIP II Investment Grade Bond...............................     0.44          0.14           0.58(4)
Van Eck Worldwide Hard Assets.......................................     1.00          0.17           1.17(5)
Van Eck Worldwide Emerging Markets..................................     1.00         (0.20)          0.80(5)
Dreyfus Small Company Stock.........................................     0.75          0.37           1.12(3)
Dreyfus Stock Index.................................................     0.25          0.03           0.28(3)

     The purpose of the table set forth above is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Variable Account as well as the Funds. The Annual Administrative Charge for purposes of the Expense Table, above, was based upon the assessment of a $30 charge on a Contract Value of $5,000. (See "Charges and Deductions" on page ____ of this Prospectus and each Fund's Prospectus for further information.) The table does not reflect the charges applicable to certain death benefit options offered under the Contracts. (See "Charges and Deductions -- Deduction for Equity Assurance Plan" on page ___; "Charges and Deductions -- Deductions for the Enhanced Equity Assurance Plan" on page _____; Charges and Deductions -- Deductions for the Annual Rachet Plan" on page _____; "Charges and Deductions -- Deductions for the Accidental Death Benefit" on page _____.)

     No deduction will be made for any premium or other taxes levied by any State unless imposed by the State where you reside. Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5% of premiums paid. (See "Charges and Deductions -- Deduction for State Premium Taxes" on page ------.)

* "Other Expenses" are based upon the expenses outlined under the section discussing the management of the Funds in each Fund's Prospectus attached.

**   "Total   Portfolio   Expenses"   for  the   following   Portfolios   before
     reimbursement by the relevant Fund's investment advisor, for the period ended December 31, 1997, were as follows:

(1) Alliance Variable Product Series Funds: 1.10% for Premier Growth; 1.03% for Global Bond; 1.37% for Quasar; and 1.19% for Technology, of average daily net assets. For the year ended December 31, 1997 expenses of the Premier Growth Portfolio were capped at .95%. Effective May 1, 1998, the investment adviser discontinued expense reimbursement with respect to the Premier Growth Portfolio;

(2) Regarding the AIM Funds, A I M Advisors, Inc. ("AIM") May from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently, the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998;

(3) Regarding the Dreyfus Fund, the expenses set forth above are the actual total expenses without any expense reimbursement;

(4) With respect to the Fidelity VIP and VIP II Funds, the expenses set forth above are actual total expenses. However a portion of the brokerage commission that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .69% for the VIP Growth Portfolio, and .65% for the VIP II Asset Manager Portfolio;

(5) The Van Eck Funds: For the Worldwide Hard Assets Fund, Other expenses are net of soft dollor credits. Without such credits, Other Expenses would have been 0.18% and Total Fund Operating Expenses would have been 1.18%. For Worldwide Emerging Markets, Other Expenses are net of the reduction of the Fund's operating fees in connection with a fee arrangement, based on cash balances left on deposit with the custodian, and net of the waiver or assumption by Van Eck Associates Corporation of certain fees and expenses. Without such fee arrangement and, to a lesser extent, the waiver/assumption, Other Expenses would have been 0.34% and Total Fund Operation Expenses would have been 1.34%. Van Eck Associates Corporation is no longer waiving or assuming fees and expenses.


Expenses on a hypothetical $1,000 policy, assuming 5% growth:


                                                                         If you surrender
                                                         ---------------------------------------------------
Portfolio                                                1 Year         3 Years        5 Years      10 Years
- ---------                                                ------         -------        -------      --------
Alliance Global Bond...............................         78             120           164            274
Alliance Premier Growth............................         80             124           171            288
Alliance Growth ...................................         77             117           159            264
Alliance Growth and Income ........................         76             113           153            251
Alliance Quasar ...................................         78             120           165            275
Alliance Technology ...............................         78             120           165            275
Fidelity VIP High Income ..........................         76             113           152            250
Fidelity VIP Growth ...............................         76             112           151            248
Fidelity VIP Money Market .........................         72             101           132            208
Fidelity VIP II Contrafund.........................         76             113           152            250
Fidelity VIP II Asset Manager .....................         75             111           149            244
Fidelity VIP II Investment Grade Bond .............         75             109           146            237
Dreyfus Small Company Stock........................         80             125           173            291
Dreyfus Stock Index ...............................         72             100           130            205
Van Eck Worldwide Hard Assets .....................         81             127           176            296
Van Eck Worldwide Emerging Markets.................         77             116           157            260
AIM V.I. Capital Appreciation Fund.................         76             112           151            247
AIM V.I. International Equity Fund.................         78             120           164            273

                                                              If you annuitize or if you do not surrender
                                                         ---------------------------------------------------
Portfolio                                                1 Year         3 Years        5 Years      10 Years
- ---------                                                ------         -------        -------      --------
Alliance Global Bond...............................         24             75            128            274
Alliance Premier Growth............................         26             79            135            288
Alliance Growth ...................................         23             72            123            264
Alliance Growth and Income ........................         22             68            117            251
Alliance Quasar ...................................         24             75            129            275
Alliance Technology ...............................         24             75            129            275
Fidelity VIP High Income ..........................         22             68            116            250
Fidelity VIP Growth ...............................         22             67            115            248
Fidelity VIP Money Market .........................         18             56             96            208
Fidelity VIP II Contrafund.........................         22             68            116            250
Fidelity VIP II Asset Manager .....................         21             66            113            244
Fidelity VIP II Investment Grade Bond..............         21             64            110            237
Dreyfus Small Company Stock........................         26             80            137            291
Dreyfus Stock Index ...............................         18             55             94            205
Van Eck Worldwide Hard Assets .....................         27             82            140            296
Van Eck Worldwide Emerging Markets.................         23             71            121            260
AIM V.I. Capital Appreciation Fund.................         22             67            115            247
AIM V.I. International Equity Fund.................         24             74            127            272

      The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                         CONDENSED FINANCIAL INFORMATION

                            ACCUMULATION UNIT VALUES*

                                                                    1997             1996
                                                                  ---------        ---------
ALLIANCE GROWTH & INCOME
  Accumulation Unit Value
    Beginning of Period ......................................        11.85             10.00
    End of Period ............................................        15.06             11.85
  Accum Units o/s @ end of period.............................   547,915.82        116,342.75

ALLIANCE GROWTH
  Accumulation Unit Value
    Beginning of Period ......................................        12.24             10.00
    End of Period ............................................        15.69             12.24
  Accum Units o/s @ end of period.............................   333,114.57        123,814.87

ALLIANCE TECHNOLOGY
  Accumulation Unit Value
    Beginning of Period ......................................        10.54             10.00
    End of Period ............................................        11.07             10.54
  Accum Units o/s @ end of period.............................   143,999.25         15,829.55

ALLIANCE QUASAR
  Accumulation Unit Value
    Beginning of Period ......................................        10.28             10.00
    End of Period ............................................        12.02             10.28
  Accum Units o/s @ end of period.............................    94,929.55          4,796.29

FIDELITY VIP MONEY MARKET
  Accumulation Unit Value
    Beginning of Period ......................................        10.29             10.00
    End of Period ............................................        10.70             10.29
  Accum Units o/s @ end of period.............................   944,656.53        385,238.57

FIDELITY VIP II ASSET MANAGER
  Accumulation Unit Value
    Beginning of Period ......................................        11.12             10.00
    End of Period ............................................        13.23             11.12
  Accum Units o/s @ end of period.............................   239,825.14         56,345.46

FIDELITY VIP GROWTH
  Accumulation Unit Value
    Beginning of Period ......................................        10.92             10.00
    End of Period ............................................        13.30             10.92
  Accum Units o/s @ end of period.............................   468,339.86        149,722.06

FIDELITY VIP HIGH INCOME
  Accumulation Unit Value
    Beginning of Period ......................................        10.90             10.00
    End of Period ............................................        12.65             10.90
  Accum Units o/s @ end of period.............................   185,484.29         55,015.77

FIDELITY VIP II INVESTMENT GRADE BOND
  Accumulation Unit Value
    Beginning of Period ......................................        10.49             10.00
    End of Period ............................................        11.28             10.49
  Accum Units o/s @ end of period.............................   221,696.39         40,777.94

VAN ECK WORLDWIDE HARD ASSETS
  Accumulation Unit Value
    Beginning of Period ......................................        10.17             10.00
    End of Period ............................................         9.86             10.17
  Accum Units o/s @ end of period.............................    22,196.30         11,530.80

DREYFUS STOCK INDEX
  Accumulation Unit Value
    Beginning of Period ......................................        11.74             10.00
    End of Period ............................................        15.39             11.74
  Accum Units o/s @ end of period.............................   490,227.53        113,481.41


    *Funds were first invested in the Portfolios as listed below:

        Alliance Growth and Income                       January 14, 1991
        Alliance Global Bond                                 May 10, 1993
        Alliance Growth                                September 15, 1994
        Alliance Premier Growth                          December 7, 1992
        Alliance Quasar                                   August 15, 1996
        Alliance Technology                              January 22, 1996
        Fidelity High Income                           September 19, 1985
        Fidelity Growth                                   October 9, 1986
        Fidelity Money Market                               April 1, 1982
        Fidelity Contrafund                               January 3, 1995
        Fidelity Asset Manager                          September 9, 1989
        Fidelity Investment Grade Bond                   December 5, 1988
        Dreyfus Small Company Stock                           May 1, 1996
        Dreyfus Stock Index                               August 31, 1990
        Van Eck Worldwide Hard Assets                   September 1, 1989
        Van Eck Worldwide Emerging Markets              December 21, 1995
        AIM Capital Appreciation                              May 5, 1993
        AIM International Equity                              May 5, 1993



Calculation of Performance Data

     The Company may, from time to time, advertise certain performance related information concerning one or more of the Subaccounts, including information as to total return and yield. Performance information about a Subaccount is based on the Subaccount's past performance only and is not intended as an indication of future performance.

     When the Company advertises the average annual total return of a Subaccount, it will usually be calculated for one, five, and ten year periods or, where a Subaccount has been in existence for a period less than one, five or ten years, for such lesser period. Average annual total return is measured by comparing the value of the investment in a Subaccount at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any Surrender Charge which would be payable if the account were redeemed at the end of the period) and calculating the average annual compounded rate of return necessary to produce the value of the investment at the end of the period. The Company may simultaneously present returns that do not assume a surrender and, therefore, do not deduct the Surrender Charge.

     When the Company advertises the yield of a Subaccount it will be calculated based upon a given 30-day period. The yield is determined by dividing the net investment income earned per Accumulation Unit during the period by the value of an Accumulation Unit on the last day of the period.

     When the Company advertises the performance of the Money Market Subaccount it may advertise in addition to the total return either the yield or the effective yield. The yield of the Money Market Subaccount refers to the income generated by an investment in that Subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the Money Market Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.


     Total  return at the  Variable  Account  level is reduced  by all  contract charges (sales charges, mortality and expense risk charges, and the administrative charges) and is therefore lower than the total return at the Fund level, which has no comparable charges. Likewise, yield and effective yield at the Variable Account level take into account all recurring charges (except sales charges), and are therefore lower than the yield and effective yield at a Fund level, which has no comparable charges. Performance information for a Subaccount may be compared to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers or other indices measuring performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and (iv) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

Financial Data


     Financial statements of the Company may be found in the Statement of Additional Information. No financial statements for the Variable Account have been provided in the Statement of Additional Information because as of the date of the reporting period no Contracts had been issued.

                                   THE COMPANY

     AIG Life Insurance Company is a stock life insurance company which was organized under the laws of Delaware in 1962. The Company provides a full range of life insurance and annuity plans. The Company is a subsidiary of American International Group, Inc. ("AIG"), which serves as the holding company for a number of companies engaged in the international insurance business, both life and general, in approximately 130 countries and jurisdictions around the world.

Ratings


     The Company may from time-to-time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Moody's, and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the separate account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A. M. Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life insurance industry.


     In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services, and the financial strength of the Company as measured by Moody's Investors Services, may be referred to in advertisements, sales literature or in reports to Owners. These ratings are their opinion of an operating insurance company's financial capacity to meet the obligations of its life insurance policies and annuity contracts in accordance with their terms. In regard to their ratings of the Company, these ratings are explicitly based on the existence of a Support Agreement, dated as of December 31, 1991, between the Company and its parent, AIG, pursuant to which AIG has agreed to cause the Company to maintain a positive net worth and to provide the Company with funds on a timely basis sufficient to meet the Company's obligations to its policyholders. The Support Agreement is not, however, a direct or indirect guarantee by AIG to any person of the payment of any of the Company's indebtedness, liabilities or other obligations (including obligations to the Company's policyholders).

     The ratings are not recommendations to purchase the Company's life insurance or annuity products, or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances relating to the Support Agreement, such as a lowering of AIG's long-term debt rating, so warrant. The ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account.

                              THE VARIABLE ACCOUNT



     The Company authorized the organization of the Variable Account in 1986. The Variable Account is maintained pursuant to Delaware insurance law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). The Variable Account meets the definition of a "Separate Account" under Federal securities laws. The SEC does not supervise the management or the investment practices of the Variable Account.

     The Company owns the assets in the Variable Account and obligations under the Contract are general corporate obligations. The Variable Account and each Subaccount, however, are separate from the Company's other assets including those of the General Account and from any other separate accounts. The assets of the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Investment income, as well as both realized and unrealized gains and losses are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to income, gains or losses arising out of any other business of the Company. As a result, the investment performance of each Subaccount and the Variable Account is entirely independent of the investment performance of the General Account and of any other separate account maintained by the Company.



     The Variable Account is divided into Subaccounts, with the assets of each Subaccount invested in shares of a corresponding portfolio of the Fund. The Company may, from time to time, add additional portfolios of the Fund, and, when appropriate, additional funds to act as the funding vehicles for the Contracts. If deemed to be in the best interests of persons having voting rights under the Contract, the Variable Account may be operated as a management company under the 1940 Act, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts. The Company may offer other variable annuity contracts which also invest in the Variable Account, and are described in other prospectuses.

                                    THE FUNDS


     Alliance Funds, Fidelity Funds, Dreyfus Funds, Van Eck Funds and AIM Funds (collectively, the "Funds") are each registered with the SEC as a diversified open-end management investment company under the 1940 Act. Each is made up of different series funds or Portfolios ("Portfolios"). The Dreyfus Stock Index Fund (also a "Fund" herein) is an open-end, non-diversified management investment company.

     Shares of the Fund may be sold to separate accounts of life insurance companies. The shares of the Fund will be sold to separate accounts of the Company and its affiliate, AIG Life Insurance Company, as well as to separate accounts of other affiliated or unaffiliated life insurance companies to fund variable annuity contracts and variable life insurance policies. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees any such disadvantages, either to variable life insurance policy owners or to variable annuity owners, the Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a material irreconcilable conflict were to occur, we will take whatever steps it deems necessary, at its expense, to remedy or eliminate the irreconcilable material conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.

     A summary of the investment objectives for each portfolio is contained in the description of the Fund below. More detailed information, including the investment advisory fee of each portfolio and other charges assessed by the Fund, may be found in the current Fund prospectus, which contains a discussion of the risks involved in investing in the Fund. The prospectuses for the Fund are included with this Prospectus. Please read the Prospectus carefully before investing.


     The investment objectives of the portfolios are as follows:


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

   Global Bond Portfolio

     This portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

   Premier Growth Portfolio

     This portfolio seeks growth of capital rather than current income. In pursuing its investment objectives, the Premier Growth Portfolio will employ aggressive investment policies. Since investment will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

   Growth Portfolio

     This portfolio seeks the long term growth of capital by investing primarily in common stocks and other equity securities.

   Growth and Income Portfolio

     This portfolio seeks to balance the objectives of reasonable current income
and   opportunities   for   appreciation   through   investments   primarily  in
dividend-paying common stocks of good quality.

   Technology Portfolio

     This portfolio seeks growth of capital through investment in companies expected to benefit from advances in technology. This portfolio invests principally in diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes

   Quasar Portfolio

     This portfolio seeks growth of capital by pursuing aggressive investment policies. The portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

     Alliance Variable Products Series Fund, Inc., is managed by Alliance Capital Management L.P., ("Alliance"). The fund also includes other portfolios which are not available for use by the Separate Account. More detailed information regarding management of the funds, investment objectives, investment advisory fees and other charges, may be found in the current Alliance Fund prospectus which contains a discussion of the risks involved in investing. The Alliance Fund prospectus is included with this Prospectus.

DREYFUS VARIABLE INVESTMENT FUND

   Small Company Stock Portfolio

     This portfolio seeks investment results that are greater than the total return performance of publicly-traded common stock in the aggregate, as represented by Russel 2500 TM Index.

DREYFUS STOCK INDEX FUND

     This Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. In anticipation of taking a market position, the Fund is permitted to purchase and sell stock index futures. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. Dreyfus has engaged Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as the Fund's index fund manager. Mellon Equity, a registered investment adviser formed in 1957, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of Dreyfus. As of March 31, 1998, Mellon Equity and its employees managed approximately $19.9 billion in assets and served as the investment adviser of 2 other investment companies

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS (VIP)

   VIP Growth Portfolio

     This portfolio seeks capital appreciation through investments primarily in common stock.

   VIP High Income Portfolio

     This portfolio seeks high current income by investing primarily in high-yielding, lower-rated, fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. The potential for high yield is accompanied by higher risk. For a more detailed discussion of the investment risks associated with such securities, please refer to the Fidelity Fund's attached prospectus.

   VIP Money Market Portfolio

     This portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers. An investment in the VIP Money Market Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the portfolio will maintain a stable $1.00 share price.

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND II (VIP II)

   VIP II Asset Manager Portfolio

     This portfolio seeks to provide a high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term money market instruments.

   VIP II Contrafund Portfolio

     This portfolio seeks capital appreciation by investing in securities of companies whose value the manager believes is not fully recognized by the public.

   VIP II Investment Grade Bond Portfolio

     This portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The portfolio will maintain a dollar-weighted average portfolio maturity of ten years or less.

     Fidelity Management & Research Company ("FMR") is the investment advisor for the Variable Insurance Products Funds. FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. ("FIMM"), on behalf of the VIP Money Market Portfolio. On behalf of the VIP Overseas Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far
East), and Fidelity International Investment Advisors (FIIA). FMR U.K. and FMR Far East also are sub-advisors to the VIP II Asset Manager Portfolio. Fidelity Funds include other portfolios which are not available under this Prospectus as funding vehicles for the Contracts. More detailed information regarding management of the funds, investment objectives, investment advisory fees and other charges assessed by the Fidelity Funds, are contained in the prospectuses of the Fidelity Funds, included with this Prospectus.

VAN ECK WORLDWIDE INSURANCE TRUST

   Worldwide Emerging Markets Fund

     This portfolio seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

   Worldwide Hard Assets Fund

     This portfolio seeks long-term capital appreciation by investing in equity and debt securities of companies engaged to a significant extent in the exploration, development, production, or distribution of (1) precious metals;
(2) ferrous and non-ferrous metals; (3) oil and gas; (4) forest products; (5) real estate; and (6) other basic non-agricultural commodities (collectively, "Hard Assets"), and in securities whose value is linked to the price of a Hard Asset commodity or a commodity index. Income is a secondary consideration.

     Van Eck Associates Corporation is the investment advisor and manager of Worldwide Hard Assets Fund. Van Eck Global Asset Management (Asia) Limited, a wholly-owned investment adviser subsidiary of Van Eck Associates Corporation, is the investment adviser to Worldwide Emerging Markets Fund. Van Eck Worldwide Insurance Trust includes other portfolios which are not available under this prospectus as funding vehicles for the Contracts. More detailed information regarding management of the funds, investment objectives, investment advisory fees and other charges assessed by the Van Eck Worldwide Insurance Trust, are contained in the relevant Fund prospectus included with this Prospectus.

AIM VARIABLE INSURANCE FUNDS, INC.

   AIM V.I. Capital Appreciation Fund

     This Fund seeks capital appreciation through investments in common stock, with emphasis on medium-sized and smaller emerging growth companies.

   AIM V.I. International Equity Fund

     This Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

     A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, serves as the investment advisor to each Fund, pursuant to a master investment advisory agreement. More detailed information regarding management of the Funds, investment objectives, investment advisory fees and other charges assessed by the AIM Funds are contained in the prospectus for the Funds included with this Prospectus.

     There is no assurance that any of the Portfolios will achieve their stated objectives.

Voting Rights


     As previously stated, all of the assets held in the Subaccounts of the Variable Account will be invested in shares of a corresponding portfolio of the Fund. Based on the Company's view of present applicable law, we will vote the portfolio shares held in the Variable Account at meetings of shareholders in accordance with instructions received from Owners having a voting interest in the portfolio. However, if the 1940 Act or its regulations are amended, or if our interpretation of present law changes to permit us to vote the portfolio shares in our own right, we may elect to do so.

     Prior to the Annuity Date, the Owner holds a voting interest in each portfolio in which there is value in the corresponding Subaccount. The number of portfolio shares which are attributable to the Owner is determined by dividing the corresponding value in a particular Subaccount by the net asset value of one portfolio share. The number of votes which an Owner will have a right to cast will be determined as of the record date established by each portfolio.

     We will solicit voting instructions by mail prior to the shareholder meetings. An Owner having a voting interest in a Subaccount will be sent proxy material, reports and other materials as provided by the Fund, relating to the appropriate portfolios. The Company will vote shares in accordance with instructions received from the Owner having a voting interest. At the meeting, the Company will vote shares for which it has received no instructions and any shares not attributable to Owners in the same proportion as it votes shares for which it has received instructions from Owners.

     The voting rights relate only to amounts invested in the Variable Account. There are no voting rights with respect to funds allocated to the Guaranteed Account.

Substitution of Shares


     If the shares of the Fund (or any portfolio within the Fund) should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the Contracts, the Company may substitute shares of another fund (or portfolio within the fund) for Fund shares already purchased or to be purchased in the future under the Contracts. No substitution of securities may take place without any required prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

                                  THE CONTRACT

     The Contract described in this Prospectus is a deferred variable annuity.

Parties to the Contract

   Owner

     As the purchaser of the Contract, You may exercise all rights and privileges provided in the Contract, subject to any rights that You, as Owner, may convey to an irrevocable beneficiary. As Owner, You will also be the Annuitant, unless You name in writing some other person as Annuitant.

   Annuitant

     The Annuitant is the person who receives annuity payments and upon the continuance of whose life these payments are based. You may designate someone other than yourself as Annuitant. If the Annuitant is a person other than the Owner, and the Annuitant dies before the Annuity Date, You will become the Annuitant unless you designate someone else as the new Annuitant.

   Beneficiary

     The Beneficiary You designate will receive the death proceeds if You die prior to the Annuity Date. If no Beneficiary is living at that time, the death proceeds are payable to Your estate. If the Annuitant dies after the Annuity Date, the Beneficiary will receive any remaining guaranteed payments under an Annuity Option. If no Beneficiary is living at that time, the remaining guaranteed payments are payable to Your estate.

   Change of Annuitant and Beneficiary

     Prior to the Annuity Date, You may change the Annuitant and Beneficiary by making a written request to Our Administrative Office. After the Annuity Date only a change of Beneficiary may be made. Once We have accepted Your written request, any change will become effective on the date You signed it. However, any change will be subject to any payment or other action taken by Us before We record the change. If the Owner is not a natural person, under current Federal tax law, the Contract may be subject to unintended and adverse tax consequences. For possible tax considerations of these changes, see "Taxes", page ____.

How to Purchase a Contract

     At the time of application, the Purchaser must pay at least the minimum Premium required and provide instructions regarding the allocation of the Premium among the Subaccounts. Acceptance of the Premium and form of application is subject to Our requirements and We reserve the right to reject any Premium. If the application and Premium are accepted in the form received, the Premium will be credited and allocated to the Subaccounts within two business days of its receipt. The date the Premium is credited to the Contract is the Effective Date.

     If within five days of the receipt of the initial Premium We have not received sufficient information to issue a Contract, You will be contacted. The reason for the delay will be explained to You. If You consent We will retain the Premium until the necessary requirements are fulfilled. Otherwise, the Premium will be immediately refunded to You.

Discount Purchase Programs

     Purchases made by officers, directors and employees of either the Company, an affiliate of the Company or any individual, firm or company that has executed the necessary agreements to sell the Contracts and members of each of their immediate families may not be subject to the Surrender Charge.

Such purchases include retirement accounts and must be for accounts in the name of the individual or qualifying family member.

Distributor


     AIG Equity Sales Corp. ("AIGESC"), 80 Pine Street, New York, New York, acts as the distributor of the Contracts. AIGESC is a wholly-owned subsidiary of AIG, and an affiliate of the Company. Commissions not to exceed 6.5% of Premiums will be paid to entities which sell the Contract. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services.

     Under the Glass-Steagall Act and other laws, certain banking institutions may be prohibited from distributing variable annuity contracts. If a bank were to be prohibited from performing certain agency or administrative services and receiving fees from AIGESC, Owners who purchased Contracts through the bank would be permitted to retain their Contracts and alternate means for servicing those Owners would be sought. It is not expected, however, that Owners would suffer any loss of services or adverse financial consequences as a result of any of these occurrences.

Administration of the Contracts

     While the Company has primary responsibility for all administration of the Contracts and the Variable Account, it has retained the services of Delaware Valley Financial Services, Inc. ("DVFS") pursuant to an administrative agreement. Such administrative services include issuance of the Contracts and maintenance of Owner's records. DVFS serves as the administrator to various insurance companies offering variable contracts.

Premium and Allocation to Your Investment Options

     The initial Premium must be at least $2,000. You may make additional payments of Premium prior to the Annuity Date, in amounts of at least $1,000 or $100 as part of an automatic investment plan. There is no maximum limit on the additional Premiums You may pay or on the numbers of payments; however, the Company reserves the right to reject any Premium on any Contract. You specify at the time of issue or subsequently how the remaining amount, known as Additional Premium will be allocated.

     The initial Premium is allocated among the Subaccounts and Guaranteed Account on the Effective Date. Your allocation instructions will specify what percentage of Your initial Premium is to be credited to each Subaccount and to the Guaranteed Account. Allocation instructions must be expressed in whole percentages. Allocations for additional Premium will be made on the same basis as the initial Premium unless We receive a written notice with new instructions. Additional Premium will be credited to the Contract Value and allocated at the close of the first Valuation Date on or after which the Additional Premium is received at Our Administrative Office.

     All premiums to IRA or 403 (b) Plan Contracts must comply with the applicable provisions in the Code and the applicable provisions of your retirement  plan.  Additional  premium  commingled  in an IRA  with  a  rollover
contribution   from  other  retirement  plans  may  result  in  unfavorable  tax consequences. You should seek legal counsel and tax advice regarding the suitability of the contract for your situation. (See "Taxes" on page ____.)

Right to Examine Contract Period

     The Contract provides a 10 day Right to Examine Contract Period giving You the opportunity to cancel the Contract. You must return the Contract with written notice to Us. If We receive the Contract and Your written notice within 10 days after it is received by You, the Contract will be voided. With the exception of Contracts issued in connection with an IRA, in those states whose laws do not require that We assume the risk of market loss during the Right to Examine Contract Period, should You decide to cancel Your Contract, the amount to be returned to You will be the Contract Value (on the day We receive the Contract) plus any charges deducted for state taxes, without imposition of the Surrender Charge. The amount returned to you may be more or less than the initial Premium. (See "Charges and Deductions" on page _____.) For Contracts issued in those states that require we return the premium, we will do so. In the case of Contracts issued in connection with an IRA, the Company will refund the greater of the Premium, less any withdrawals, or the Contract Value.

     State laws governing the duration of the Right to Examine Contract Period may vary from state to state. We will comply with the laws of the state in which the Owner resides at the time the Contract is applied for. Federal laws governing IRAs require a minimum seven day right of revocation. We provide 10 days from the date the Contract was mailed or otherwise delivered to you. (See "Individual Retirement Annuities" on page _____.)

Unit Value and Contract Value

     After the deduction of certain charges and expenses, amounts which You allocate to a Subaccount of the Variable Account are used to purchase Accumulation Units in that Subaccount, not shares of the Portfolio in which that Subaccount invests. The number of Accumulation Units you purchase will be determined by dividing the amount allocated to each Subaccount by the Unit Value of the Subaccount for the Valuation Period during which the amount was allocated.

     The Unit Value for each Subaccount will vary from one Valuation Period to the next, based on the investment experience of the Portfolio in which the Subaccount invests and the deduction of certain charges and expenses. The Statement of Additional Information contains a detailed explanation of how Accumulation Units are valued.

     Your value in any given Subaccount is determined by multiplying the Unit Value for the Subaccount by the number of Units You own. Your value within the Variable Account is the sum of your values in all the Subaccounts. The total value of your Contract, known as the Contract Value, equals your Value in the Variable Account plus Your value in the Guaranteed Account.

Transfers

     Prior to the Annuity Date, You may make Transfers among the Subaccounts and into and out of the Guaranteed Account subject to certain rules.

     At the present time there is no limit on the number of transfers which can be made among the Subaccounts and the Guaranteed Account in any one Contract Year. We reserve the right to limit the number of transfers to 12 per Contract Year. There are no fees for the first 12 transfers in any one Contract Year. For each transfer in excess of 12 within one Contract Year, We impose a transfer fee of $10. A transfer fee, if any, is deducted from the amount transferred. (See Appendix, "Guaranteed Account Transfers," page A-1.)

     Transfers may be made by written request or by telephone as described in the Contract or specifically authorized in writing. The Company will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. All calls will be recorded. All transfers will be confirmed in writing to the Owner. The Company is not liable for any loss, cost, or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.

     After the Annuity Date, the Owner may transfer the Contract Value allocated to the Variable Account among the Subaccounts. However, the Company reserves the right to refuse any more than one transfer per month. The transfer fee is the same as before the Annuity Date. This transfer fee, if any, will be deducted from the next annuity payment after the transfer. If following the transfer, the Annuity Units remaining in the Subaccount would generate a monthly annuity payment of less than $100, the Company will transfer the entire amount in the Subaccount.

     Once the transfer is effected, the Company will recompute the number of Annuity Units for each Subaccount. The number of Annuity Units for each Subaccount will remain the same for the remainder of the payment period unless the Owner requests another change.

     The minimum amount which may be transferred at any one time is the lesser of $1,000 or the value of the Subaccount or Guarantee Period from which the transfer is made. However, the minimum amount for transfers under our Dollar Cost Averaging program is $100 per Subaccount. (See "Dollar Cost Averaging.") For additional limitations regarding transfers out of the Guaranteed Account, see "The Guaranteed Account" in the Appendix, page A-1.)

Dollar Cost Averaging


      The Company currently offers an option under which Owners may dollar cost average their allocations in the Subaccounts under the contract by authorizing the Company to make periodic allocations of Contract Value from either the Money Market Subaccount or the Guaranteed Account to one or more of the other Subaccounts. Dollar Cost Averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Subaccounts, and these amounts will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the exchanges are effected. Amounts periodically transferred under this option are not included in the 12 transfers per Contract Year discussed under "Transfers" on page ____. Since the value of Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts exchanged from a Subaccount will result in a debiting of a greater number of units when the Subaccount's Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar Cost Averaging does not guarantee profits, nor does it assure that an Owner will not have losses.

     To elect Dollar Cost Averaging, the Owner's Contract Value must be at least $12,000 and a Dollar Cost Averaging Request in proper form must be received by the Company. The Dollar Cost Averaging Request form will not be considered complete until the Contract Value is at least the required amount. A Dollar Cost Averaging Request form is available from the Administrative Office upon request.An Owner may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing.

Asset Rebalancing


     The Company currently offers an option under which Owners may authorize the Company to automatically exchange Contract Value periodically to maintain a particular percentage allocation among the Subaccounts as selected by the Owner. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Rebalancing automatically reallocates the Contract Value in the Subaccounts to the allocation selected by the Owner. Asset Rebalancing is intended to exchange Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help an Owner buy low and sell high, although there can be no assurance of this. This investment method does not guarantee profits, nor does it assure that an Owner will not have losses.

     To elect Asset Rebalancing, the Contract Value in the Contract must be at least $12,000 and an Asset Rebalancing Request in proper form must be received by the Company. An Owner may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing. If the Asset Rebalancing is elected, all Contract Value allocated to the Subaccounts must be included in the Asset Rebalancing.

     The amounts transferred will be credited to the Accumulation Unit Value as of the end of the Valuation Dates on which the transfers are effected. Amounts periodically transferred under this option are not included in the 12 transfers per Contract Year discussed under "Transfers" on page ____.

     An Owner may instruct the Company at any time to terminate this option by written request. Once terminated, this option may not be reselected during the same Contract Year.

                             CHARGES AND DEDUCTIONS

     Various charges and deductions are made from Premium, the Contract Value and the Variable Account. These charges and deductions are as follows:


Deduction for State Premium Taxes


     We do not deduct premium taxes unless assessed by the state of residence of the Owner. Any premium or other taxes levied by any governmental entity with respect to the Contracts will be charged at Our discretion against either Premium or Contract Value. Premium taxes currently imposed by certain states on the Contracts range typically from 0% to 3.5% of premiums paid. Some states assess premium taxes at the time Premium is received; others assess premium taxes at the time of annuitization. Premium taxes are subject to being changed or amended by state legislatures, administrative interpretations or judicial acts.

Deduction for Mortality and Expense Risk Charge

     The Company deducts for each Valuation Period a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account. The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant, to waive the Surrender Charge in the event of the death of the Owner prior to the Annuity Date and to provide the death benefit. The expense risk assumed by the Company is that the costs of administering the Contracts and the Variable Account will exceed the amount received from Administrative and Contract Maintenance Charges.

     If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be profit to the Company. The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased. The Mortality and Expense Risk Charge is deducted during the Accumulation Period and after the Annuity Date.

     The Company currently offers annuity payment options that are based on a life contingency. (See "Annuity Period -- Annuity Options" on page ____.) The Company in its discretion may offer additional payment options which are not based on a life contingency. If this should occur and if an Owner should elect a payment option not based on a life contingency, the Mortality and Expense Risk Charge is still deducted but the Owner receives no benefit from that portion of the charge attributable to mortality risk.

Deduction for Equity Assurance Plan


     If the Owner has elected the Equity Assurance Plan, the Equity Assurance Plan charge for each Valuation Period will equal on an annual basis to .07% of the average daily net asset value of the Variable Account for Owners attained age 0-59 and .20% of the average daily net asset value of the Variable Account for Owners attained age 60 and above.

Deduction for Enhanced Equity Assurance Plan


     If the Owner has elected the Equity Assurance Plan, the Enhanced Equity Assurance Plan charge for each Valuation Period will equal on an annual basis to
 .17% of the average daily net asset value of the Variable Account for Owners attained age 0-59 and .30% of the average daily net asset value of the Variable Account for Owners attained age 60 and above.

Deduction for Annual Ratchet Plan


     If the Owner has elected the Annual Ratchet Plan, the Annual Ratchet Plan charge for each Valuation Period will equal on an annual basis to .10% of the average daily net asset value of the Variable Account.

Deduction for Accidental Death Benefit


     If the Owner has elected the Accidental Death Benefit, the Company deducts for each Valuation Period an Accidental Death Benefit Charge equal on an annual basis to .05% of the average daily net asset value in the Variable Account.


Deduction for Surrender Charge

     In the event that an Owner makes a withdrawal from or surrenders Contract Value in excess of the Free Withdrawal Amount, a Surrender Charge may be imposed. The Free Withdrawal Amount is equal to the greater of the Contract Value less premiums paid or the portion of the withdrawal that does not exceed 10% of the total Premium otherwise subject to the Surrender Charge paid to the time of withdrawal, less any prior withdrawals and less any accrued charges for option death benefits; however, the Surrender Charge applies only to Premium received by the Company within seven (7) years of the date of the withdrawal.

     The Surrender Charge will vary in amount depending upon the time which has elapsed since the date Premium was received. In calculating the Surrender Charge, Premium is allocated to the amount surrendered on a first-in, first-out basis. The amount of any withdrawal which exceeds the Free Withdrawal Amount will be subject to the following charges:


                                                          Surrender
                                                      Charge Percentage
                                                      -----------------
        Premium Year 1 ..........................            6%
        Premium Year 2 ..........................            6%
        Premium Year 3 ..........................            5%
        Premium Year 4 ..........................            5%
        Premium Year 5 ..........................            4%
        Premium Year 6 ..........................            4%
        Premium Year 7 ..........................            2%
        Premium Year 8 and thereafter............          None


     No Surrender Charge is imposed against: (1) Systematic  Withdrawal options;
(2) Contract Value upon Annuitization; (3) a Death Benefit.

     The Surrender Charge is intended to reimburse the Company for expenses incurred which are related to Contract sales. The Company does not expect the proceeds from the Surrender Charge to cover all distribution costs. To the extent such charge is insufficient to cover all distribution costs, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.

     Certain restrictions on surrenders are imposed on Contracts issued in connection with retirement plans which qualify as a 403 (b) Plan or IRA. (See "Taxes -- 403(b) Plans" on page _____.)

Deduction for Administrative Charge

     The Company deducts for each Valuation Period a daily Administrative Charge which is equal on an annual basis to .15% of the average daily net asset value of the Variable Account. This charge is intended to reimburse Us for administrative expenses, both during the accumulation period and following the Annuity Date.

Deduction for Contract Maintenance Charge

     The Company also deducts an annual Contract Maintenance Charge of $30 per year, from the Contract Value on each Contract Anniversary. The Contract Maintenance Fee is waived if the Contract Value is greater than $50,000 on the date of deduction of the charge. These charges are designed to reimburse the Company for the costs it incurs relating to maintenance of the Contract, the Variable Account, and the Guaranteed Account. If the Contract is surrendered, we will deduct the Contract Maintenance Charge at the time of surrender for the current Contract Year. The deduction will be made proportionally based on Your value in each Subaccount and the Guaranteed Account. After the Annuity Date, the Contract Maintenance Charge is deducted on a pro-rata basis from each annuity income payment.

Deduction for Income Taxes

     The Company deducts from the Contract Value and/or the Variable Account any Federal income taxes resulting from the operation of the Variable Account. The Company does not currently anticipate incurring any Federal income taxes. (See also "Taxes" beginning on page _____.)

Other Expenses

     There are deductions from and expenses paid out of the assets of the Funds which are described in the accompanying Prospectuses for each Fund.

Group and Sponsored Arrangements

     In certain instances, we may reduce the Surrender Charge and the Administrative Charge or change the minimum premium requirements for the sale of Contracts to certain groups, including those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or similar arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or group sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when an application or enrollment form for a Contract is approved. We may change these rules from time to time. Any variation in the Surrender Charge or Administrative Charge will reflect differences in costs or services and will not be unfairly discriminatory.

                                ANNUITY BENEFITS

Annuitization

     Annuitization is an election you make to apply the Contract Value to an Annuity Option in order to provide a series of annuity payments. The date the Annuity Option becomes effective is the Annuity Date.

Annuity Date

     The latest Annuity Date is: the later of (a) the first day of the calendar month following the later of the Annuitant's 90th birthday; or (b) such earlier date as may be set by applicable law.

     The Owner may designate an earlier date or may change the Annuity Date by making a written request at least thirty (30) days prior to the Annuity Date being changed. However, any Annuity Date must be no later than the date defined above; and, the first day of a calendar month.

     Without the approval of the Company, the new Annuity Date cannot be earlier than one year after the Effective Date. In addition, for IRA or 403 (b) Plan Contracts, certain provisions of your retirement plan or the Code may further restrict your choice of an Annuity Date. (See "Taxes," page ____.)

Annuity Options

     The Owner may choose annuity payments which are fixed or which are based on the Variable Account or a combination of the two. The Owner may, upon at least 30 days prior written notice to us, at any time prior to the Annuity Date, select or change an Annuity Option. If the Owner elects annuity payments which are based on the Variable Account, the amount of the payments will be variable. The amount of the annuity payment based on the value of a Subaccount is determined through a calculation described in the Statement of Additional Information, under the caption "Annuity Provisions". The Owner may not transfer Contract Values between the Guaranteed Account and the Variable Account after the Annuity Date, but may, subject to certain conditions, transfer Contract Values from one Subaccount to another Subaccount. (See "Transfer of Contract Values" on page ____.)

     If the Owner has not made any annuity payment option selection at the Annuity Date, the Contract Value will be applied to purchase Option 2 fixed basis annuity payments and Option 2 variable basis annuity payments, in proportion to the amount of Contract Value in the Guaranteed Account and the Variable Account, respectively.

     The annuity payment options are:

     Option 1: Life Income. The Company will make annuity payments during the lifetime of the Annuitant.

     Option 2: Life Income with 10 Years of Payments Guaranteed. The Company will make monthly annuity payments during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than 10 years, payments will be continued during the remainder of the period to the Beneficiary.

     Option 3: Joint and Last Survivor Income. The Company will make annuity payments for as long as either the Annuitant or a Contingent Annuitant is alive. In the event that the Contract is issued in connection with an IRA, the payments in this Option will be made only to the Owner as Annuitant and the Owner's spouse.

     The annuity payment options are more fully explained in the Statement of Additional Information. The Company may also offer additional options at its own discretion.

Annuity Payments

     If the Contract Value applied to annuity payment options is less than $2,000, the Company reserves the right to pay the amount in a lump sum in lieu of annuity payments. The Company makes all other annuity payments monthly. However, if the total monthly annuity payment would be less than $100 the Company reserves the right to make payments semi-annually or annually.

      If fixed annuity payments are selected, the amount of each fixed payment is determined by multiplying the Contract Value allocated to purchase fixed annuity payments by the factor shown in the annuity table specified in the Contract for the option selected, divided by 1,000.

      If variable annuity payments are selected, the Annuitant receives the value of a fixed number of Annuity Units each month. The actual dollar amount of variable annuity payments is dependent upon: (i) the Contract Value at the time of annuitization; (ii) the annuity table specified in the Contract; (iii) the Annuity Option selected; (iv) the investment performance of the Subaccount selected; and (v) the pro-rata portion of the Contract Maintenance charge.

      The annuity tables contained in the Contract are based on a 5% assumed investment rate. If the actual net investment rate exceeds 5%, payments will increase. Conversely, if the actual rate is less than 5%, variable annuity payments will decrease.

                                  DEATH BENEFIT

Prior to the Annuity Date

     In the event of an Owner's death (or the death of the first joint Owner to die) prior to the Annuity Date, a death benefit is payable to the Beneficiary. The value of the death benefit will be determined as of the date We receive proof of death in a form acceptable to Us. If there has been a change of Owner from one natural person to another natural person, the death benefit will equal the Contract Value, unless the change in ownership results from the election, made by a surviving spouse as designated beneficiary, to continue the contract. Otherwise, the death benefit will be calculated in accordance with the terms of one of the options described below, as designated by the Owner at the time of application. All death benefit options may not be available in all states.

Traditional Death Benefit

     Under the Traditional Death Benefit, We will pay a death benefit equal to the greatest of:

     1.   the  total  of  all  Premiums  paid  reduced   proportionally  by  any
          surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or

     2.   the Contract Value; or

     3. the greatest of the Contract Value at any seventh Contract Anniversary reduced proportionally by any surrender subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any Premium paid subsequent to that Contract Anniversary.

     The Traditional Death Benefit will be in effect if no other Death Benefit is in effect.

Optional Death Benefit


     Prior to determining the amount of any of the following Optional Death Benefits the Contract Value will be reduced by the accrued charges for the optional death benefit, if as of the date of death, the accured charges had not yet been deducted from the Variable Account.

Annual Ratchet Plan

     If at the time of application, the Owner has selected a death benefit under the terms of the Annual Ratchet Plan, We will pay a death benefit equal to the greatest of:

     1. the total of all Premium paid, reduced proportionally by withdrawals and surrenders;

     2.   the Contract Value; or

     3. the greatest Contract Value at any Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any Premium paid subsequent to that Contract Anniversary.


     The charge for the Annual Ratchet Plan is equal on an annual basis to .10% of the average daily net asset value of the Variable Account.


     The Annual Ratchet Plan will be in effect if:

     1.   the Owner designates this option on the Application; and

     2. the Annual Ratchet Plan charge is shown on the Contract Schedule.

     The Annual Ratchet Plan will cease to be in effect upon receipt by the Company of the Owner's written request to discontinue it.

Equity Assurance Plan

     If at the time of application the Owner has selected a death benefit under the terms of the Equity Assurance Plan, We will pay a death benefit equal to the greatest of:

     1.   the Contract Value;

     2. the greatest of the Contract Value on any seventh Contract Anniversary plus any Premiums subsequent to the Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender; or

     3.   an amount equal to a) plus b) where:

          a) is equal to the total of all Premiums paid on or before the first Contract Anniversary following Your 85th birthday, adjusted for surrenders described below and then accumulated at the compound interest rates shown below for the number of complete years, not to exceed 10, from the date of receipt of each Premium to the earlier of the date of death or the first Contract Anniversary following Your 85th birthday:

               0% per annum if death occurs during the 1st through 24th month from the date of Premium payment;

               2% per annum if death occurs during the 25th through 48th month from the date of Premium payment;

               4% per annum if death occurs during the 49th through 72nd month from the date of Premium payment;

               6% per annum if death occurs during the 73rd through 96th month from the date of Premium payment;

               8% per annum if death occurs during the 97th through 120th month from the date of Premium payment;

               10% per annum (for a maximum of 10 years) if death occurs more than 120 months from the date of Premium payment; and

          b)   is  equal  to  all  Premiums   paid  after  the  first   Contract
               Anniversary following Your 85th birthday, adjusted for surrenders as described below.


     The charge for the Equity Assurance Plan is equal on an annual basis to .07% of the average daily net asset value of the Variable Account for Owners attained ages 0-59 and .20% of the average daily net asset value of the Variable Account for Owners attained age 60 and above.

     Adjustment for surrender. In the determination of the death benefit, for each surrender a proportionate reduction will be made to each Premium paid prior to the surrender. The proportion is determined by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to each surrender.

     The Equity Assurance Plan will be in effect if:

     1.   the Owner elected it on the Application; and

     2. the charge for the Equity Assurance Plan is shown on the Contract Schedule.

     The Equity Assurance Plan will cease to be in effect upon receipt by the Company of the Owner's written request to discontinue it or upon the allocation of Contract Values to either the Money Market Subaccount or Guaranteed Account unless such allocation is made as part of Dollar Cost Averaging.

Enhanced Equity Assurance Plan

     If at the time of application the Owner has selected a death benefit under the terms of the Enhanced Equity Assurance Plan, We will pay a death benefit equal to the greatest of:

     1.   the Contract Value; or

     2. the greatest Contract Value on any Contract Anniversary plus any Premiums subsequent to the Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender; or

     3.   an amount equal to a) plus b) where:

          a) is equal to the total of all Premiums paid on or before the first Contract Anniversary following Your 85th birthday, adjusted for surrenders as described below and then accumulated at the compound interest rates shown below for the number of complete years, not to exceed 10, from the date of receipt of each Premium to the earlier of the date of death or the first Contract Anniversary following Your 85th birthday:

               0% per annum if death occurs during the 1st through 24th month from the date of Premium payment;

               2% per annum if death occurs during the 25th through 48th month from the date of Premium payment;

               4% per annum if death occurs during the 49th through 72nd month from the date of Premium payment;

               6% per annum if death occurs during the 73rd through 96th month from the date of Premium payment;

               8% per annum if death occurs during the 97th through 120th month from the date of Premium payment;

               10% per annum (for a maximum of 10 years) if death occurs more than 120 months from the date of Premium payment; and

          b)   is  equal  to  all  Premiums   paid  after  the  first   Contract
               Anniversary following Your 85th birthday, adjusted for surrenders as described below.


     The charge for the Enhanced Equity Assurance Plan is equal on an annual basis to .17% of the average daily net asset value of the Variable Account for Owners attained ages 0-59 and .30% of the average daily net asset value of the Varialbe Account for Owners attained age 60 and above.

     Adjustment for surrenders. In the determination of the death benefit, for each surrender a proportionate reduction will be made to each Premium paid prior to the surrender. The proportion is determined by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to each surrender.

     The Enhanced Equity Assurance Plan will be in effect if:

     1.   the Owner elected it on the Application; and

     2. the charge for this Rider is shown on the Contract Schedule.


     The Enhanced Equity Assurance Plan will cease to be in effect upon receipt by the Company of the Owner's written request to discontinue it or upon the allocation of Contract Values to either the Money Market Subaccount or Guaranteed Account unless such allocation is made as part of Dollar Cost Averaging.

Accidental Death Benefit


     The Owner may select the Accidental Death Benefit in addition to any of the death benefit options. The Accidental Death Benefit is not available if the Contract is used as an IRA. If at the time of application the Owner selected the Accidental Death Benefit, the death benefit payable under this option will be equal to the lesser of:

     1.   the Contract Value as of the date the death benefit is determined; or

     2.   $250,000.

     The Company deducts for each Valuation Period a daily charge for the Accidental Death Benefit which is equal on an annual basis to .05% of the average daily net asset value of the Variable Account.

     The Accidental Death Benefit is payable if the death of the primary Owner occurs prior to the Contract Anniversary next following his/her 75th birthday as a result of an injury. The death must also occur before the Annuity Date and within 365 days of the date of the accident which caused the injury.

     The Accidental Death Benefit will not be paid for any death caused by or resulting in whole or in part from the following:

     1.   suicide or attempted suicide while sane or insane;

     2.   intentionally self-inflicted injuries;

     3. sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

     4. injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if the Owner is a passenger on any aircraft licensed for the transportation of passengers;

     5.   declared or  undeclared  war or any act thereof;  or

     6. service in the military, naval or air service of any country.

     The Accidental Death Benefit will be in effect if the Accidental Death Benefit charge is shown on the Contract Schedule.

     The Accidental Death Benefit will cease to be in effect upon receipt by the Company the Owner's written request to discontinue it.

Payment to Beneficiary

     Upon the death of the Owner prior to the Annuity Date, the Beneficiary may elect the death benefit to be paid as follows:

     1. payment of the entire death benefit within 5 years of the date of the Owner's death; or

     2.   Payment  over  the  lifetime  of  the  designated   Beneficiary   with
          distribution beginning within 1 year of the date of death of the Owner (see Annuity Options section of this contract); or

     3. if the designated Beneficiary is Your spouse, he/she can continue the contract in his/her own name.

     If no payment option is elected within 60 days of Our receipt of proof of the Owner's death, a single sum settlement will be made at the end of the sixty
(60) day period following such receipt. Upon payment of the death benefit, this Contract will end.

After the Annuity Date

     If the Owner is a person other than the Annuitant, and if the Owner's death occurs on or after the Annuity Date, no death benefit will be payable under this contract. Any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of the

Owner's death. If the Owner is not an individual, the Annuitant shall be treated as the Owner and any change of such first named Annuitant, will be treated as if the Owner died.

Death of the Annuitant

     If the Annuitant is a person other than the Owner, and if the Annuitant dies before the Annuity Date, a new Annuitant may be named by the Owner. If no new Annuitant is named within sixty (60) days of Our receipt of proof of the Annuitant's death, the Owner will be deemed the new Annuitant. If an Annuitant dies after the Annuity Date, the remaining payments, if any will be as specified in the Annuity Option elected. We will require proof of the Annuitant's death. Death benefits, if any, will be paid to the designated Beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant's death.

                        DISTRIBUTIONS UNDER THE CONTRACT

Withdrawals

     The Owner may withdraw Contract Value prior to the Annuity Date. Any withdrawal is subject to the following conditions:

     (a)  the Company must receive a written request;

     (b)  the amount requested must be at least $500;

     (c)  any applicable Surrender Charge will be deducted;

     (d) the Contract Value will be reduced by the sum of the amount requested plus the amount of any applicable Surrender Charge;

     (e) the Company will deduct the amount requested plus any accured charges for optional death benefits and any Surrender Charge from each Subaccount of the Variable Account and from the Guaranteed Account either as specified or in the proportion that each Subaccount and the Guaranteed Account bears to the Contract Value; and

     We reserve the right to consider any withdrawal request that would reduce the Value of the Accumulation Account to less than $2,000 to be a request for surrender. In this event, the Surrender Value will be paid to You and the Contract will terminate.

     Withdrawals (including systematic withdrawals discussed below) may be taxable and subject to a penalty tax. (See "Taxes" beginning on page ____.)

Systematic Withdrawal

     The systematic withdrawal program involves making regularly scheduled withdrawals from Your value in the Contract. In order to initiate the program, your total Contract Value must be at least $24,000. The program allows You to prearrange the withdrawal of a specified dollar amount of at least $200 per withdrawal, on a monthly or quarterly payment basis. A maximum of 10% of the Contract Value may be withdrawn in a Contract Year. Surrender Charges are not imposed on withdrawals under this program. If you elect this program Surrender Charges will be imposed on any withdrawal, other than withdrawals made under Your systematic withdrawal program, when the withdrawal is from Premium paid in the last seven years. You may not elect this program if you have taken a prior withdrawal during the same Contract Year. (See "Surrender Charges" on page ____.)

     Systematic withdrawals will begin on the first scheduled withdrawal date selected by You following the date We process Your request. In the event that Your value in a specified Subaccount or the Guaranteed Account is not sufficient to deduct a withdrawal or if Your request for systematic withdrawal does not specify the Guaranteed Account or from which Subaccounts withdrawals are to be deducted, withdrawals will be deducted proportionally based on Your value in each Subaccount and the Guaranteed Account.

     All parties to the Contract are cautioned that the rights of any person to implement the systematic withdrawal program under Contracts issued in connection with IRAs or 403(b) Plans may be subject to the terms and conditions of the retirement plan, regardless of the terms and conditions of the Qualified Contract (See "Taxes" on page ____.)

     The systematic withdrawal program may be canceled at any time by written request or automatically by Us should the Contract Value fall below $1,000. In the event the systematic withdrawal program is canceled, the Owner may not elect to participate in such program until the next Contract Anniversary.

     An Owner may change once per Contract Year the amount or frequency of withdrawals on a systematic basis.

     The Free Withdrawal Amount (see "Charges and Deductions -- Deduction for Surrender Charge" on page ____) is not available while an Owner is receiving systematic withdrawals. An Owner will be entitled to the free withdrawal amount on and after the Contract Anniversary next following the termination of the systematic withdrawal program.

     Implementation of the systematic withdrawal program may subject an Owner to adverse tax consequences, including a 10% tax penalty. (See "Taxes -- Taxation of Annuities in General" on page ____ for a discussion of the tax consequences of withdrawals.)


The Company reserves the right to discontinue this program at any time.


Surrender


     Prior to the Annuity Date you may surrender the Contract for the Surrender Value by withdrawing the entire Contract Value. You must submit a written request for surrender and return the Contract to Us. The Surrender Value will be based on the Contract Value at the end of the Valuation Period during which the surrender request is received as described below. The Contract may not be surrendered after the Annuity Date. A surrender may be taxable and subject to a tax penalty. (See "Taxes" discussed on page _____.)



Surrender Value


     The Surrender Value of the Contract varies each day depending on the investment results of the Subaccounts selected by the Owner. The Surrender Value will be the Contract Value as of the date the Company receives Your surrender request, reduced by the following: (1) any applicable taxes not previously deducted; (2) any applicable accrued charges for optional death benefits; (3) the Contract Maintenance Charge; and (4) any applicable Surrender Charge.

Payment of Withdrawals and Surrender Values


     Payments of withdrawals and Surrender Values will ordinarily be sent to the Owner within seven (7) days of receipt of the written request, but see the Deferment of Payment discussion below. (Also see Statement of Additional Information -- "Delay of Payments.")

     The Company reserves the right to ensure that an Owner's check or other form of Premium has been cleared for payment prior to processing any withdrawal or redemption request occurring shortly after a Premium payment.


     If, at the time You make a request for a withdrawal or a surrender, You have not provided Us with a written election not to have Federal income taxes withheld, We must by law withhold such taxes from the taxable portion of Your payment and remit that amount to the IRS. Mandatory withholding rules apply to certain distributions from 403(b) Plan Contracts. Additionally, the Code provides that a 10% penalty tax may be imposed on certain early Withdrawals and Surrenders. (See "Taxes" on page ___, and "Tax-Favored Plans" on page ____.)



Deferral of Payment

     Payment of any Withdrawal, Surrender, or lump sum death proceeds from the Variable Account will usually occur within seven days. We may be permitted to defer such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;
(2) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; (3) the SEC permits a delay for protection of Owners; or (4) the check used to pay any Premium has not cleared through the banking system (this may take up to 15 days).

     We may defer payment of any withdrawal or surrender from the Guaranteed Account for up to six months from the date we receive Your written request.

                                      TAXES

Introduction

     The Contracts are designed to accumulate Contract Values for retirement plans which, except for IRAs and 403(b) Plans, are generally not tax-qualified plans. The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, Annuitant or Beneficiary depend on the Company's tax status and upon the tax status of the individual concerned. Accordingly, each potential Owner should consult a competent tax adviser regarding the tax consequences of purchasing a Contract.

     The following discussion is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the Federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service (the "Service"). For a discussion of Federal income taxes as they relate to the Fund, please see the accompanying Prospectus for the Fund.


Company Tax Status


     The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Contract Value. Under existing Federal income tax law, the Variable Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes from the assets of the Variable Account should they be imposed with respect to such items in the future.


Taxation of Annuities in General -- Non-Qualified Plans

     Code Section 72 governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under the Contract. However, under certain circumstances, the increase in value may be subject to tax currently. (See "Contracts Owned by Non-Natural Person," on page ____ and "Diversification Standards" on page ______.)


   Withdrawals prior to the Annuity Date

     Code Section 72 provides that a total or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract on the date of the withdrawal exceed the "investment in the contract," as that term is defined under the Code. The
"investment in the contract" can generally be described as the cost of the Contract. It generally constitutes the sum of all purchase payments made for the contract less any amounts received under the Contract that are excluded from gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.


   Withdrawals on or after the Annuity Date

     Upon receipt of a lump sum payment on full surrender of the Contract, the recipient is taxed on the portion of the payment that exceeds the investment in the Contract. The taxable portion is taxed as ordinary income.

     If the recipient receives annuity payments rather than a lump sum payment, a portion of the payment is included in taxable income when received. For fixed annuity payments, the taxable portion of each payment is generally determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the nontaxable portion of the payment. The remaining portion of each payment is taxed as ordinary income.

     For variable annuity payments, the taxable portion is determined by a formula which establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income.

     The recipient is able to exclude a portion of the payments received from taxable income until the investment in the Contract is fully recovered. Annuity payments are fully taxable after the investment in the Contract is recovered. If the recipient dies before the investment in the Contract is recovered, the recipient's estate is allowed a deduction for the remainder.


   Penalty Tax on Certain Withdrawals


     With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a 10% penalty tax is imposed upon the portion of such amount which is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the Owner (or where the Owner is not an individual, the death of the "primary annuitant", who is defined as the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) allocable to investment in the Contract before

August 14, 1982; (v) under a qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount equal to the tax that would have been imposed but for item (iii) above as determined under Treasury Regulations, plus interest for the deferral period. The foregoing rule applies if the modification takes place: (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2; or (b) before the taxpayer reaches age 59 1/2.


   Assignments

     Any assignment or pledge of the Contract as collateral for a loan may result in a taxable event and the excess of the Contract Value over total Premium will be taxed to the assignor as ordinary income. Please consult your tax adviser prior to making an assignment of the Contract.


   Generation Skipping Transfer Tax

     A transfer of the Contract or the designation of a beneficiary who is either 37 1/2 years younger than the Owner or a grandchild of the Owner may have Generation Skipping Transfer Tax consequences.


   Distribution-at-Death Rules

     In order to be treated as an annuity contract for Federal income tax purposes, a Contract must generally provide for the following two distribution rules: (i) if any Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as the method in effect on the Owner's death; and (ii) if any Owner dies before the Annuity Date, the entire interest must generally be distributed within five years after the date of death. The designated beneficiary is the person to whom ownership of the contract passes by reason of death and must be a natural person. To the extent such interest is payable to a designated Beneficiary, however, such interest may be annuitized over the life of that Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as distributions commence within one year after the date of death. If the Beneficiary is the spouse of the Owner, the Contract may be continued unchanged in the name of the spouse as Owner.

     If the Owner is not an individual, the "primary annuitant" (as defined under the Code) is considered the Owner. In addition, when the Owner is not an individual, a change in the primary annuitant is treated as the death of the Owner.


   Gifts of Contracts

     Any transfer of a Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger tax on the gain in the Contract. The transferee will receive a step-up in basis for the amount included in the transferor's income. This provision, however, does not apply to those transfers between spouses or incident to a divorce which are governed by Code Section 1041(a).


   Contracts Owned by Non-Natural Persons

     If the Contract is held by a non-natural person (for example, a corporation or trust) the Contract is generally not treated as an annuity contract for Federal income tax purposes, and the income on the Contract (generally the excess of the Contract Value over the purchase payments) is includable in income each year. The rule does not apply where the non-natural person is only the nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply when the Contract is acquired by the estate of a decedent, when the Contract is held under certain qualified plans, when the Contract is a qualified funding asset for structured settlements, when the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity.


   Section 1035 Exchanges

     Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another annuity contract unless money is distributed as part of the exchange. A replacement contract obtained in a tax-free exchange of contracts succeeds to the status of the surrendered contract. Special rules and procedures apply to Code Section 1035 transactions. Prospective owners wishing to take advantage of Code Section 1035 should consult their tax advisers.


   Multiple Contracts

     Annuity contracts that are issued by the Company (or affiliate) to the same Owner during any calendar year will be treated as one annuity contract in determining the amount includable in the taxpayer's gross income. Thus, any amount received under any such contract prior to the contract's annuity starting date will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts. The Treasury has broad regulatory authority to prevent avoidance of the purposes of this aggregation rule. It is possible that, under this authority, Treasury may apply this rule to amounts that are paid as annuities (on or after the starting date) under annuity contracts issued by the same company to the same Owner during any calendar year period. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income. Owners should consult a tax adviser before purchasing more than one Contract or other annuity contracts.


   Withholding

     The Company is required to withhold Federal income taxes on withdrawals, lump sum distributions, and annuity payments that include taxable income unless the payee elects to not have any withholding or in certain other circumstances. Special withholding rules apply to payments made to non-resident aliens.


   Lump-sum Distribution or Withdrawal

     The Company is required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless You elect out of withholding.


   Annuity Payments

     The Company will withhold on the taxable portion of annuity payments based on a withholding certificate You file with the Company. If you do not file a certificate, You will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

     You are liable for payment of Federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Diversification Standards

     To comply  with the  diversification  regulations  promulgated  under  Code
Section 817(h) (the "Diversification Regulations"), after a start-up period, each Subaccount is required to diversify its investments. The Diversification Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the assets of a Subaccount is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies so that an investment in the Fund is not treated as one investment but is treated as an investment in a pro-rata portion of each underlying asset of the Fund. All securities of the same issuer are treated as a single investment. In the case of government securities, each Government agency or instrumentality is treated as a separate issuer.

     In connection with the issuance of the Diversification Regulations, Treasury announced that such regulations do not provide guidance concerning the extent to which Owners may direct their investments to particular divisions of a separate account. It is possible that if and when additional regulations or IRS pronouncements are issued, the Contract may need to be modified to comply with such rules. For these reasons, the Company reserves the right to modify the Contract, as necessary, to prevent the Owner from being considered the owner of the assets of the Variable Account.

     The Company intends to comply with the Diversification Regulations to assure that the Contracts continue to be treated as annuity contracts for Federal income tax purposes.


Tax-Favored Plans


     By attachment of an endorsement that reflects the limits of Code section 408(b), the Contracts may be used as an IRA. The Contracts are also available for use in connection with a previously established 403(b) Plan. No attempt is made herein to provide more than general information about the use of the Contracts with IRAs or 403(b) Plans. The information herein is not intended as tax advice. A prospective Owner considering use of the Contract to create an IRA or in connection with a 403(b) Plan should first consult a competent tax adviser with regard to the suitability of the Contract as an investment vehicle for their qualified plan.

     While the Contract will not be available in connection with retirement plans designed by the Company which qualify for the federal tax advantages available under Sections 401 and 457 of the Code, a Contract can be used as the investment medium for an individual Owner's separately qualified 401 retirement plan. Distributions from a 401 qualified plan or 403(b) Plan (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan or an IRA. If the recipient is unable to take full advantage of the tax-free rollover provisions, there may be taxable income, and the imposition of a 10% penalty tax if the recipient is under age 59 1/2 (unless another exception applies under Code Section 72(t)). A prospective Owner considering use of the Contract in this manner should consult a competent tax advisor with regard to the suitability of the Contract of this purpose and for information concerning the provisions of the Code applicable to qualified plans, 403(b) Plans, and IRAs.

Individual Retirement Annuities


     Section 408 of the Code permits eligible individuals to contribute to an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA, provided certain conditions are met. Section 408A of the Code provides special rules for "Roth IRAs." The basic distinction between a Roth IRA and a regular IRA is that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are not includible in gross income for federal income tax purposes. Other differences include the ability to make contributions to a Roth IRA after age 70 1/2 and to defer distributions beyond age 70 1/2. Taxpayers whose adjusted gross incomes exceed certain levels are not eligible for Roth IRAs. Sales of the Contracts for use with IRAs are subject to special requirements imposed by the Service, including the requirement that informational disclosure be given to each person desiring to establish an IRA. Contracts offered in connection with an IRA by this Prospectus are not available in all states.

403(b) Plans

     Code Section 403(b)(11) imposes certain restrictions on an Owner's ability to make partial withdrawals from Code Section 403(b) Contracts, if attributable to Premium paid under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows an Owner to make a surrender or partial withdrawal only

(a) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, only an amount equal to the purchase payments may be withdrawn. In addition, 403(b) Plans are subject to additional requirements, including: eligibility, limits on contributions, minimum distributions, and nondiscrimination requirements applicable to the employer. Owners and their employers are responsible for compliance with these rules. Contracts offered in connection with a 403(b) Plan by this Prospectus are not available in all states.

                                LEGAL PROCEEDINGS

     The Company knows of no legal proceeding pending to which the Variable Account is a party or which would materially affect the Variable Account.

                                 LEGAL MATTERS


     Legal matters relating to the federal securities laws in connection with the Contracts described herein are being passed upon by the law firm of Jorden Burt Boros Cicchetti Berenson & Johnson LLP, Washington, D.C.

                                TABLE OF CONTENTS

                       STATEMENT OF ADDITIONAL INFORMATION


General Information

     The Company

     Independent Accountants

     Legal Counsel

     Distributor

     Calculation of Performance Related Information

     Delay of Payments

     Transfers

Method of Determining Contract Values

Annuity Provisions

Annuity Benefits

     Annuity Options

     Variable Annuity Payment Values

     Annuity Unit

     Net Investment Factor

     Additional Provisions


Financial Statements

                                    APPENDIX

Guaranteed Account Option

     Under this Guaranteed Account option, Contract Values are held in the Company's General Account. The General Account includes all of Our assets, except those assets segregated in Our separate accounts. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 nor is the General Account registered as an investment company under the Investment Company Act of 1940. The Company understands that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Guaranteed Account portion of the Contract. Disclosures regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The Guaranteed Account option may not be available in all states.


     During the Accumulation Period the Owner may allocate amounts to the Guaranteed Account. The initial Premium will be invested in the Guaranteed Account if selected by the Owner at the time of application. Additional Premium will be allocated in accordance with the selection made in the application or the most recent instruction received at the Company Office. If the Owner elects to withdraw amounts from the Guaranteed Account, such withdrawal, except as otherwise provided in this Appendix, will be subject to the same conditions as imposed on withdrawals from the Variable Account. The Company reserves the right to delay any payment from the Guaranteed Account for up to six (6) months from the date it receives such request at its Office.


Allocations To The Guaranteed Account

     The minimum amount that may be allocated to the Guaranteed Account, either from the initial or a subsequent Premium, is $3,000. Amounts invested in the Guaranteed Account are credited with interest on a daily basis at the then applicable effective guarantee rate. The effective guarantee rate is that rate in effect when the Owner allocates or transfers amounts to the Guaranteed Account. If the Owner has allocated or transferred amounts at different times to the Guaranteed Account, each allocation or transfer may have a unique effective guarantee rate associated with that amount. The effective guarantee rate will not be changed more than once per year and the minimum rate will not be less than 3%.


Guaranteed Account Transfers

     During the accumulation period the Owner may transfer, by written request or telephone authorization, Contract Values to or from a subaccount of the Variable Account to or from the Guaranteed Account at any time, subject to the conditions set out under Transfer of Contract Values Section.


Minimum Surrender Value

     The minimum Surrender Value for amounts allocated to the Guaranteed Account equals the amounts so allocated less withdrawals, with interest compounded annually at the rate of 3%, reduced by any applicable Surrender Charge.

                                    A-1







                                   PROSPECTUS

                                       for

                           VARIABLE ANNUITY CONTRACTS

                                    issued by

                               VARIABLE ACCOUNT I

                                       and

                           AIG LIFE INSURANCE COMPANY
                                 One Alico Plaza
                                 600 King Street
                           Wilmington, Delaware 19801

     This Prospectus sets forth the information a prospective investor ought to know before investing.

     The individual deferred variable annuity contracts and group flexible premium deferred Variable Annuity Contracts (together "the Contracts") described in this Prospectus provide for accumulation of Contract Values and payment of monthly annuity payments. The Contracts may be used in retirement plans which do not qualify for federal tax advantages ("Non-Qualified Contracts") or in connection with retirement plans which may qualify as Individual Retirement Annuities ("IRA") under Section 408 of the Internal Revenue Code of 1986, as amended (the "Code") or Section 403(b) of the Code ("403(b) Plans"). The Contracts will not be available in connection with retirement plans designed by AIG Life Insurance Company (the "Company") which qualify for the federal tax advantages available under Sections 401 and 457 of the Code. Purchasers intending to use the Contracts in connection with an IRA or 403(b) Plan should seek competent tax advice. An Owner may be issued a certificate as evidence of individual participation under a group arrangement. The description of the Contract in this prospectus is fully applicable to any certificate that may be issued under the group contract.

     Premiums allocated among the Subaccounts of Variable Account I (the "Variable Account") will be invested in shares of Alliance Variable Products Series Fund, Inc. (the "Alliance Fund") and Merrill Lynch Variable Series Funds, Inc. (the "Merrill Lynch Fund"). The Alliance Fund has made available the following Portfolios: Growth; Growth and Income; U.S. Government/High Grade Securities; Global Dollar Government; Premier Growth; Total Return; Quasar; Real Estate Investment; Worldwide Privatization; High Yield and Technology. The Merrill Lynch Fund has made available the following portfolios: Domestic Money Market; Prime Bond; High Current Income; Quality Equity; Special Value Focus; Global Strategy Focus; Basic Value Focus; International Equity Focus; Developing Capital Markets Focus; Natural Resources Focus; and Global Utility Focus.


     Additional information about the Contracts and the Variable Account is contained in the Statement of Additional Information which is available upon request at no charge by calling or writing AIG Life Insurance Company,
Attention: Variable Products, One Alico Plaza, Wilmington, Delaware 19801, 1-800-340-2765 or calling the service office at 1-800-255-8402. The Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. The Table of Contents of the Statement of Additional Information can be found on page ___ of this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS NOR OBLIGATIONS OF, AND ARE NOT GUARANTEED NOR ENDORSED BY ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

     PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE.


     REPLACEMENT OF AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT MAY NOT BE TO YOUR ADVANTAGE.


     THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE NOT AVAILABLE IN ALL STATES.


                         Date of Prospectus: May 1, 1998

                                 TABLE CONTENTS


                                                                          Page
                                                                           ---
Definitions .........................................................
Highlights ..........................................................
Fee Table............................................................
Summary of Expenses .................................................
Condensed Financial Information......................................
The Company .........................................................
The Variable Account ................................................
The Funds  ..........................................................
The Contract.........................................................
Charges and Deductions ..............................................
Annuity Benefits ....................................................
Death Benefit .......................................................
Distributions Under the Contract ....................................
Taxes ...............................................................
Legal Proceedings....................................................
Legal Matters........................................................
Table of Contents of the Statement of Additional Information.........
Appendix -- General Account Option ..................................

                                   DEFINITIONS

Accumulation Unit -- An accounting unit of measure used to calculate the Contract Value prior to the Annuity Date.

Administrative Office -- The Annuity Service Office of the Company: c/o Delaware Valley Financial Services, Inc., 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031.

Annuitant -- The person designated by the Owner upon whose continuation of life any annuity payment involving life contingencies depends.

Annuity Date -- The date on which annuity payments are to commence.

Annuity Option -- An arrangement under which annuity payments are made under this Contract.

Annuity Unit -- An accounting unit of measure used to calculate annuity payments after the Annuity Date.

Contract Anniversary -- An anniversary of the Effective Date of the Contract.

Contract Value -- The dollar value as of any Valuation Date of all amounts accumulated under this Contract.

Contract Year -- Each period of twelve (12) months commencing with the Effective Date.

Effective Date -- The date on which the first Contract Year begins.

Guaranteed Account -- A part of our General Account, which earns a guaranteed rate of interest.

Owner -- The person named in the Contract Schedule, unless changed, and who has all rights under the Contract.

Premium -- Purchase payments for the Contract are referred to as Premium.

Premium Year -- Any period of twelve (12) months commencing with the date a Premium payment is made and ending on the same date in each succeeding twelve
(12) month period thereafter.


Surrender Charge -- The sales charge that may be applied against amounts withdrawn prior to the Annuity Date if withdrawal is within 7 years of a premium payment.

Valuation Date -- Each day that We and the New York Stock Exchange are open for trading.

Valuation Period -- The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

We, Our, Us -- AIG Life Insurance Company.

You, Your -- The Owner of this Contract.

                                   HIGHLIGHTS

     This Prospectus describes the Contracts and a segregated investment account of AIG Life Insurance Company (the "Company") which account has been designated Variable Account I (the "Variable Account"). The Contracts are designed to assist in financial planning by providing for the accumulation of capital on a tax-deferred basis for retirement and other long-term purposes, and providing for the payment of monthly annuity income. Contracts may be purchased in connection with a retirement plan which may qualify as a 403 (b) Plan or as an Individual Retirement Annuity ("IRA"). The Contract may also be purchased for retirement plans, deferred compensation plans and other purposes which do not qualify for such special Federal income tax treatment ("Non-Qualified Contracts"). (See "Taxes" on page _____.)


     A Contract is purchased with a minimum initial Premium of $2,000. Additional Premium is permitted at any time, subject to certain limitations. (See "Premium and Allocation to Your Investment Options" on page ____.) You, as the Owner of the Contract, may allocate your Premium so that it accumulates on a variable basis, a fixed basis or a combination of both.

     Premium allocated among the Subaccounts of the Variable Account will accumulate on a variable basis and will be invested in shares of one or more of the following underlying portfolios: the Global Bond Portfolio, Premier Growth Portfolio, Growth Portfolio, Quasar Portfolio, Technology Portfolio, or Growth and Income Portfolio of the ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. ("Alliance Funds"); the VIP High Income Portfolio, VIP Growth Portfolio, VIP Money Market Portfolio, VIP II Contrafund Portfolio, VIP II Asset Manager Portfolio, or VIP II Investment Grade Bond Portfolio of the FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS ("Fidelity Funds"); the Small Company Stock Portfolio of the DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus Fund"); the Worldwide Hard Assets Portfolio or Worldwide Emerging Markets Portfolio, of the VAN ECK WORLDWIDE INSURANCE TRUST ("Van Eck Funds"); the DREYFUS STOCK INDEX FUND; or the Capital Appreciation Fund or the International Equity Fund of AIM VARIABLE INSURANCE FUNDS, INC. ("AIM Funds"). Your value in any one of these Subaccounts will vary according to the investment performance of the underlying portfolio chosen by you. You bear the entire investment risk for all Premium allocated to the Variable Account.

     The Company does not deduct sales charges from any Premium received. However, the Contracts provide for a Surrender Charge (contingent deferred sales charge) that may be assessed in the event that an Owner surrenders all or a portion of the Contract Value within seven contract years following payment of any Premium. The maximum Surrender Charge is 6% of Premium to which the charge is applicable. (See "Summary of Expenses" on page ____, and "Charges and Deductions - -- Deduction for Surrender Charge" on page _____.)

     A penalty free withdrawal is available. Generally, there is no Surrender Charge imposed on the greater of the Contract Value less Premium paid or the portion of the withdrawal that does not exceed 10% of premium otherwise subject to the Surrender Charge. (See "Withdrawals" on page ____.)


     Surrenders and withdrawals may be taxable and subject to a penalty tax. (See "Taxes" beginning on page ____.)


     The Company deducts daily a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account. There is no Mortality and Expense Risk Charge deducted for amounts in the Guaranteed Account. (See "Charges and Deductions --Deduction for Mortality and Expense Risk Charge" on page _____.)

     The Company deducts daily an Administrative Charge which is equal on an annual basis to 0.15% of the average daily net asset value of the Variable Account. The Administrative Charge is not assessed to the Guaranteed Account. In addition, the Company deducts from the Contract Value, an annual Contract Maintenance Fee which is $30 per year. The Contract Maintenance Fee is waived if the Contract Value is greater than $50,000 on the date of the charge. These Charges are designed to reimburse the Company for administrative expenses relating to maintenance of the Contract and the Variable Account. (See "Charges and Deductions -- Deduction for Administrative Charge and Contract Maintenance Fee" on page _____.)


     There are deductions and expenses paid out of the assets of the Fund which are described in the accompanying Prospectuses for the Fund.


     The Owner may return the Contract within ten (10) days (the "Right to Examine Contract Period") after it is received by returning it to the Company's Administrative Office. The return of the Contract by mail will be effective when the postmark is affixed to a properly addressed and postage prepaid envelope. The Company will refund the Contract Value. In the case of Contracts issued in connection with an IRA the Company will refund the greater of the Premium less any withdrawals, or the Contract Value. However, if the laws of a state require that the Company refund, during the Right to Examine Contract Period, an amount equal to the Premium paid less any withdrawals, the Company will refund such an amount.


                                    FEE TABLE

Contract Owner Transaction Expenses


                                 All Subaccounts
                                                                   -----------
     Sales Load Imposed on Purchases........................           None

     Surrender Charge
     (as a percentage of amount surrendered):

       Premium Year 1 ......................................             6%
       Premium Year 2 ......................................             6%
       Premium Year 3 ......................................             5%
       Premium Year 4 ......................................             5%
       Premium Year 5 ......................................             4%
       Premium Year 6 ......................................             3%
       Premium Year 7 ......................................             2%
       Premium Year 8 and thereafter........................           None

     Exchange Fee:
       First 12 Per Contract Year ..........................           None
       Thereafter ..........................................            $10

     Annual Contract Fee ...................................            $30
     (waived for contracts with account value of $50,000 or greater)

     Separate Account Expenses
     (as a percentage of average account value)

       Mortality and Expense Risk Fees......................          1.25%
       Account Fees and Expenses............................          0.15%

     Total Separate Account Annual Expenses.................          1.40%

                               SUMMARY OF EXPENSES

Annual Fund Expenses After Expense Reimbursements*

                                                                                                     Total
                                                                      Management       Other       Portfolio
                                                                          Fee         Expenses*     Expenses**
                                                                      ----------      ---------    ---------
Alliance Fund
Growth .............................................................     0.75          0.09          0.84
Growth and Income ..................................................     0.63          0.09          0.72
High Yield (1)......................................................     0.00          0.95          0.95
Global Dollar Government............................................     0.41          0.54          0.95
U.S. Government/High Grade Securities ..............................     0.60          0.24          0.84
Premier Growth .....................................................     1.00          0.08          1.08
Total Return........................................................     0.63          0.25          0.88
Worldwide Privatization ............................................     0.40          0.55          0.95
Technology .........................................................     0.76          0.19          0.95
Quasar  ............................................................     0.58          0.37          0.95
Real Estate Investment (1) .........................................     0.00          0.95          0.95

Merrill Lynch Fund
Prime Bond..........................................................     0.42          0.05          0.47
High Current Income.................................................     0.47          0.07          0.54
Quality Equity......................................................     0.44          0.04          0.48
Special Value.......................................................     0.75          0.05          0.80
Global Strategy Focus...............................................     0.65          0.08          0.73
Domestic Money Market...............................................     0.50          0.04          0.54
Basic Value Focus...................................................     0.60          0.05          0.65
International Equity Focus..........................................     0.75          0.15          0.90
Developing Capital Markets Focus....................................     1.00          0.25          1.25
Natural Resources Focus.............................................     0.65          0.16          0.81
Global Utility Focus................................................     0.60          0.07          0.67

-----------
     The purpose of the table set forth above is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly or indirectly. The table reflects expenses of the Variable Account as well as the Fund. (See "Charges and Deductions" on page ____of this Prospectus and the respective Fund Prospectuses for further information.) The table does not reflect the charges applicable to certain death benefit options offered under the Contracts. (See "Charges and Deductions -- Deduction for Equity Assurance Plan" on page ____; "Charges and Deductions -- Deductions for Enhanced Equity Assurance Plan" on page ____; "Charges and Deductions -- Deductions for the Annual Rachet Plan" on page ____; "Charges and Deductions -- Deductions for the Accidental Death Benefit" on page _____.)

     No deduction will be made for any Premium or other taxes levied by any State unless imposed by the State where you reside. Premium taxes currently imposed on the Contracts by various states range from 0% to 3.5% of Premiums paid. (See "Charges and Deductions Deduction for State Premium Taxes" on page -----.)

(1)  The expense  percentages  for the  High-Yield  and Real  Estate  Investment
     Portfolios have been annualized because as of December 31, 1997, the portfolios had not been in existence for a full year.

* "Other Expenses" are based upon the expenses outlined under the section entitled "Management of the Fund" in the Fund's Prospectus.

**   "Total   Portfolio   Expenses"   for  the   following   Portfolios   before
     reimbursement by the relevant Fund's investment advisor, for the period ended December 31, 1997, were as follows:

     1.10% for Premier Growth; 1.03% for Global Bond; 1.55% for Worldwide Privatization; 2.31% for Real Estate Investment; 8.26% for High Yield; 1.42% for International; 1.04% for North American Government Income; 1.29% for Global Dollar Government; 1.08% for Utility Income; 1.37% for Quasar; and 1.19% for Technology, of average daily net assets. For the year ended December 31, 1997 expenses of the Premier Growth Portfolio were capped at .95%. Effective May 1, 1998, the investment adviser dicontinued expense reimbursement with respect to the Premier Growth Portfolio.

Expenses on a  Hypothetical $1,000 Policy, Assuming 5% Growth:



                                                                           If you surrender
                                                         ---------------------------------------------------
                                                         1 Year         3 Years        5 Years      10 Years
                                                         ------         -------        -------      --------
Alliance Funds
Growth ............................................        $77            $117          $159           $264
Growth and Income .................................         76             113           153            251
High Yield ........................................         78             120           165            275
Global Dollar Government ..........................         78             120           165            275
U.S. Government/High Grade Securities .............         77             117           159            264
Premier Growth ....................................         80             124           171            288
Total Return ......................................         78             118           161            268
Worldwide Privatization ...........................         78             120           165            275
Technology ........................................         78             120           165            275
Quasar ............................................         78             120           165            275
Real Estate Investment ............................         78             120           165            275
Merrill Lynch Fund
Prime Bond.........................................         74             106           140            225
High Current Income................................         74             108           144            233
Quality Equity.....................................         74             106           141            226
Special Value......................................         77             116           157            260
Global Strategy Focus..............................         76             114           153            252
Domestic Money Market..............................         74             108           144            233
Basic Value Focus..................................         75             111           149            244
International Equity Focus.........................         78             119           162            270
Developing Capital Markets Focus...................         81             129           179            304
Natural Resources Focus............................         77             116           158            261
Global Utility Focus...............................         76             112           150            246

                                                              If you Annuitize or if you do not surrender
                                                         ---------------------------------------------------
                                                         1 Year         3 Years        5 Years      10 Years
                                                         ------         -------        -------      --------
Alliance Funds
Growth ............................................        $23            $72           $123           $264
Growth and Income .................................         22             68            117            251
U.S. Government/High Grade Securities .............         24             75            129            275
Global Dollar Government ..........................         24             75            129            275
High Yield ........................................         23             72            123            264
Premier Growth ....................................         26             79            135            288
Total Return ......................................         24             73            125            268
Worldwide Privatization ...........................         24             75            129            275
Technology ........................................         24             75            129            275
Quasar ............................................         24             75            129            275
Real Estate Investment ............................         24             75            129            275
Merrill Lynch Fund
Prime Bond.........................................         20             61            104            225
High Current Income................................         20             63            108            233
Quality Equity.....................................         20             61            105            226
Special Value......................................         23             71            121            260
Global Strategy Focus..............................         22             69            117            252
Domestic Money Market..............................         20             63            108            233
Basic Value Focus..................................         21             66            113            244
International Equity Focus.........................         24             74            126            270
Developing Capital Markets Focus...................         27             84            143            304
Natural Resources Focus............................         23             71            122            261
Global Utility Focus...............................         22             67            114            246


     The Example should not be considered representations of past or future expenses and actual expenses may be greater or less than those shown.

                       CONDENSED FINANCIAL INFORMATION

                            ACCUMULATION UNIT VALUES*

                                             1997          1996             1995          1994       1993      1992


ALLIANCE GROWTH
    Accumulation Unit Value
      Beginning of Period                     17.70           13.97            10.48         10.00      N/A      N/A
      End of Period                           22.70           17.70            13.97         10.48      N/A      N/A
    Accum Units o/s @ end of period    8,054,584.57    5,856,812.02     2,215,092.12    467,688.06      N/A      N/A

ALLIANCE GROWTH & INCOME
    Accumulation Unit Value
      Beginning of Period                     19.11           15.62            11.67         11.88      10.78     10.00
      End of Period                           24.27           19.11            15.62         11.67      11.88     10.78
    Accum Units o/s @ end of period    7,258,107.19    4,509,118.40     1,554,549.81    438,680.32  28,041.82    800.00

ALLIANCE U.S. GOVERNMENT/HIGH GRADE SECURIITES
    Accumulation Unit Value
      Beginning of Period                     11.20           11.07             9.42          9.95      10.00    N/A
      End of Period                           12.00           11.20            11.07          9.42       9.95    N/A
    Accum Units o/s @ end of period    2,190,735.81    1,838,415.41       914,988.76    320,574.64  41,210.45    N/A

ALLIANCE GLOBAL DOLLAR GOVERNMENT
    Accumulation Unit Value
      Beginning of Period                     14.56           11.82             9.74         10.00     N/A       N/A
      End of Period                           16.25           14.56            11.82          9.74     N/A       N/A
    Accum Units o/s @ end of period      714,986.09      469,801.08       238,452.60     69,320.82     N/A       N/A

ALLIANCE PREMIER GROWTH
    Accumulation Unit Value
      Beginning of Period                     17.59           14.54            10.15         11.13      10.00     10.00
      End of Period                           23.22           17.59            14.54         10.15      11.13     10.00
    Accum Units o/s @ end of period    6,662.866.85    3,971,452.13     1,252,211.18    223,550.22  35,271.53   2081.43

ALLIANCE WORLDWIDE PRIVATIZATION
    Accumulation Unit Value
      Beginning of Period                     12.84           10.99            10.05         10.00      N/A      N/A
      End of Period                           14.02           12.84            10.99         10.05      N/A      N/A
    Accum Units o/s @ end of period    2,391,217.59    1,135,168.22       394,704.27    105,674.08      N/A      N/A

ALLIANCE TECHNOLOGY
    Accumulation Unit Value
      Beginning of Period                     10.89           10.00          N/A          N/A           N/A      N/A
      End of Period                           11.43           10.89          N/A          N/A           N/A      N/A
    Accum Units o/s @ end of period    4,818,385.19    2,127,691.68          N/A          N/A           N/A      N/A

ALLIANCE QUASAR
    Accumulation Unit Value
      Beginning of Period                     10.58           10.00          N/A          N/A           N/A      N/A
      End of Period                           12.37           10.58          N/A          N/A           N/A      N/A
    Accum Units o/s @ end of period    3,991,205.09      649,902.74          N/A          N/A           N/A      N/A


ALLIANCE  REAL ESTATE INVESTMENT
    Accumulation Unit Value
      Beginning of Period                   N/A           N/A                N/A          N/A           N/A      N/A
      End of Period                         N/A           N/A                N/A          N/A           N/A      N/A
    Accum Units o/s @ end of period         N/A           N/A                N/A          N/A           N/A      N/A

ALLIANCE  HIGH YIELD
    Accumulation Unit Value
      Beginning of Period                   N/A           N/A                N/A          N/A           N/A      N/A
      End of Period                         N/A           N/A                N/A          N/A           N/A      N/A
    Accum Units o/s @ end of period         N/A           N/A                N/A          N/A           N/A      N/A


     *Funds were first invested in the Portfolios as listed below:

          Premier Growth Portfolio                              December 7, 1992
          Growth & Income Portfolio                               April 16, 1992
          U.S. Government/High Grade Securities Portfolio          June 14, 1993
          Global Dollar Government Portfolio                        May 26, 1994
          Growth Portfolio                                       August 12, 1994
          Total Return Portfolio                              September 12, 1994
          Worldwide Privatization Portfolio                     October 17, 1994
          Technology Portfolio                                  January 22, 1996
          Quasar Portfolio                                       August 15, 1996
          Real Estate Investment Portfolio                       January 7, 1997
          High Yield Portfolio                                 September 9, 1997

          Domestic Money Market                                   February 1998
          Prime Bond                                              February 1998
          High Current Income                                     February 1998
          Quality Equity                                          February 1998
          Special Value Focus                                     February 1998
          Global Strategy Focus                                   February 1998
          Basic Value Focus                                       February 1998
          International Equity Focus                              February 1998
          Developing Capital Markets                              February 1998
          Natural Resources                                       February 1998
          Global Utility Focus                                    February 1998


Calculation of Performance Data

     The Company may, from time to time, advertise certain performance related information concerning one or more of the Subaccounts, including information as to total return and yield. Performance information about a Subaccount is based on the Subaccount's past performance only and is not intended as an indication of future performance.

     When the Company advertises the average annual total return of a Subaccount, it will usually be calculated for one, five, and ten year periods or, where a Subaccount has been in existence for a period less than one, five or ten years, for such lesser period. Average annual total return is measured by comparing the value of the investment in a Subaccount at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any Surrender Charge which would be payable if the account were redeemed at the end of the period) and calculating the average annual compounded rate of return necessary to produce the value of the investment at the end of the period. The Company may simultaneously present returns that do not assume a surrender and, therefore, do not deduct the Surrender Charge.

     When the Company advertises the yield of a Subaccount it will be calculated based upon a given 30-day period. The yield is determined by dividing the net investment income earned per Accumulation Unit during the period by the value of an Accumulation Unit on the last day of the period.

     When the Company advertises the performance of the Money Market Subaccount it may advertise in addition to the total return either the yield or the effective yield. The yield of the Money Market Subaccount refers to the income generated by an investment in that Subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the Money Market Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

     Total return at the Variable Account level is reduced by all contract charge (sales charges, mortality and expense risk charges, and the administrative charges) and is therefore lower than the total return at the Fund level, which has no comparable charges. Likewise, yield and effective yield at the Variable Account level take into account all recurring charges (except sales charges), and are therefore lower than the yield and effective yield at a Fund level, which has no comparable charges. Performance information for a Subaccount may be compared to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers or other indices measuring performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and (iv) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.


Financial Data


     Financial statements of the Company may be found in the Statement of Additional Information. No financial statements for the Variable Accounts have been provided in the Statement of Additional Information because as of the date of the reporting periods no Contracts had been issued.

                                   THE COMPANY

     The Company is a stock life insurance company which was organized under the laws of the state of Delaware in 1962. The Company provides a full range of life insurance and annuity plans. The Company is a subsidiary of American International Group, Inc. ("AIG"), which serves as the holding company for a number of companies engaged in the international insurance business, both life and general, in approximately 130 countries and jurisdictions around the world.


Ratings


     The Company may from time-to-time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Moody's, and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the separate account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A. M. Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services, and the financial strength of the Company as measured by Moody's Investors Services, may be referred to in advertisements, sales literature or in reports to Owners. These ratings are their opinion of an operating insurance company's financial capacity to meet the obligations of its life insurance policies and annuity contracts in accordance with their terms. In regard to their ratings of the Company, these ratings are explicitly based on the existence of a Support Agreement, dated as of December 31, 1991, between the Company and its parent, AIG, pursuant to which AIG has agreed to cause the Company to maintain a positive net worth and to provide the Company with funds on a timely basis sufficient to meet the Company's obligations to its policyholders. The Support Agreement is not, however, a direct or indirect guarantee by AIG to any person of the payment of any of the Company's indebtedness, liabilities or other obligations (including obligations to the Company's policyholders).

     The ratings are not recommendations to purchase the Company's life insurance or annuity products, or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances relating to the Support Agreement, such as a lowering of AIG's long-term debt rating, so warrant. The ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account.

                              THE VARIABLE ACCOUNT


     The Company authorized the organization of the Variable Account in 1986. The Variable Account is maintained pursuant to Delaware insurance law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended (the "1940 Ac"). The Variable Account meets the definition of a "Separate Account" under Federal securities laws. The SEC does not supervise the management or the investment practices of the Variable Account.

     The Company owns the assets in the Variable Account and obligations under the Contract are general corporate obligations. The Variable Account and each Subaccount, however, are separate from the Company's other assets including those of the General Account and from any other separate accounts. The assets of the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Investment income, as well as both realized and unrealized gains and losses are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to income, gains or losses arising out of any other business of the Company. As a result, the investment performance of each Subaccount and the Variable Account is entirely independent of the investment performance of the General Account and of any other separate account maintained by the Company.


     The Variable Account is divided into Subaccounts, with the assets of each Subaccount invested in shares of one portfolio of either the Alliance Fund or the Merrill Lynch Fund. The Company may, from time to time, add additional portfolios of the Fund, and, when appropriate, additional mutual funds to act as the funding vehicles for the Contracts. If deemed to be in the best interests of persons having voting rights under the Contract, the Variable Account may be operated as a management company under the 1940 Act, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts. The Company may offer other variable annuity contracts which also invest inthe Variable Account, and are described in other prospectuses.

                                    THE FUNDS


     Alliance Funds and Merrill Lynch Funds are each registered with the SEC as a diversified open-end management investment company under the 1940 Act. Each is made up of different series funds or portfolios.

     The shares of the Fund will be sold to separate accounts of the Company and its affiliate, AIG Life Insurance Company, as well as to separate accounts of other affiliated or unaffiliated life insurance companies to fund variable annuity contracts and variable life insurance policies. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees any such disadvantages, either to variable life insurance policy owners or to variable annuity owners, the Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a material irreconcilable conflict were to occur, we will take whatever steps it deems necessary, at its expense, to remedy or eliminate the irreconcilable material conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.

     A summary of the investment objectives for each portfolio is contained in the description of the Fund below. More detailed information, including the investment advisory fee of each portfolio and other charges assessed by the Fund, may be found in the current Fund prospectus, which contains a discussion of the risks involved in investing in the Fund. The prospectuses for the Fund are included with this Prospectus. Please read the Prospectus carefully before investing.

     The following portfolios are available under the Alliance Fund:


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

   Growth Portfolio

     This portfolio seeks long term growth of capital by investing primarily in common stock and other equity securities.


   Growth and Income Portfolio

     This portfolio seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.


   U.S. Government/High Grade Securities Portfolio

     This portfolio seeks a high level of current income, consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt.


   Global Dollar Government Portfolio

     This portfolio seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the portfolio seeks capital appreciation. Substantially all of the portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominately speculative as regards the issuer's capacity to pay interest and repay principal.


   High Yield Portfolio

     This portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective, this Portfolio seeks capital appreciation where consistent with its primary objective. Many of the high-yielding securities in which the High-Yield Portfolio invests are rated in the lower rating categories (i.e. below investment garde) by nationally recognized rating services. These securities, which are often referred to as "junk bonds", are subject to greater risk loss of principal and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.


   Premier Growth Portfolio

     This portfolio seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based on their potential for capital appreciation, current income will be incidental to the objective of capital growth. The portfolio is not intended for investors whose principal objective is assured income or preservation of capital.


   Total Return Portfolio

     This portfolio seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. Government and Agency obligations, bonds and senior debt securities.

   Worldwide Privatization Portfolio

     This portfolio seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the investment portfolio will include equity securities of companies that are believed by the Fund's Advisor to be beneficiaries of the privatization process.


   Technology Portfolio

     This portfolio seeks growth of capital through investment in companies expected to benefit from advances in technology. The Technology portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.


   Quasar Portfolio

     This portfolio seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


   Real Estate Investment Portfolio

     This portfolio seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

     Alliance Variable Products Series Find, Inc., is managed by Alliance Capital Management L.P. ("Alliance"). The fund also includes other Portfolios which are not available for use by the Variable Account. More detailed information regarding management of the portfolios, investment objectives, invest advisory fees and other charges, may be found in the current Alliance Fund Prospectus which contains a discussion of the risks involved in investing. The Alliance Fund Prospectus is included with this Prospectus.

     The following portfolios are available under the Merrill Lynch Fund:

MERRILL LYNCH VARIABLE SERIES FUND, INC.

   Domestic Money Market Fund

     This Fund seeks preservation of capital, liquidity, and the highest possible current income consistent with the foregoing objectives by investing in short-term domestic money market securities. The Fund invests in short-term United States government securities; government agency securities; bank certificates of deposit and banker's acceptances; short-term corporate debt securities such as commercial paper and variable amount master demand notes; repurchase agreements and other domestic money market instruments.


   Prime Bond Fund

     This Fund seeks to obtain as high a level of current income as is consistent with the investment policies of the Fund and with prudent investment management, and capital appreciation to the extent consistent with the foregoing objective. The Fund invests primarily in long-term corporate bonds rated in the top three ratings categories by established rating services.

   High Current Income Fund

     This fund seeks to obtain as high a level of current income as is consistent with the investment policies of the Fund and with prudent investment management, and capital appreciation to the extent consistent with the foregoing objective. The Fund invests principally in fixed-income securities that are rated in the lower rating categories of the established rating services or in unrated securities of comparable quality (commonly known as "junk bonds"). Because investment in such securities entails relatively greater risk of loss of income or principal, an investment in the High Current Income Fund may not be appropriate as the exclusive investment to fund a Contract. In an effort to minimize risk, the Fund will diversify its holdings among many issuers. However, there can be no assurance that diversification will protect the Fund from widespread defaults during periods of sustained economic downturn.


   Quality Equity Fund

     This Fund seeks to attain the highest total investment return consistent with prudent risk. The Fund employs a fully managed investment policy utilizing equity securities, primarily common stocks of large-capitalization companies, as well as investment grade debt and convertible securities. Management of the Fund will shift the emphasis among investment alternatives for capital growth, capital stability, and income as market trends change.


   Special Value Focus Fund

     This Fund seeks to attain long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Fund believes have special investment value, and of emerging growth companies regardless of size. Such companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities. Current income is not a factor in such selection.


   Global Strategy Focus Fund

     This Fund seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including securities, of U.S. and foreign issuers. The Fund seeks to achieve its objective by investing primarily in securities of issuers located in the United States, Canada, Western Europe, the Far East and Latin America.


   Basic Value Focus Fund

     This Fund seeks to attain capital appreciation, and secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. Particular emphasis is placed on securities which provide an above-average dividend return and sell at a below-average price/earnings ratio.


   International Equity Focus Fund

     This Fund seeks to obtain capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities, of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities.


   Developing Capital Markets Focus Fund

     This Fund seeks long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations. The Developing Capital Markets Focus Fund has established no rating criteria for the debt securities in which it may invest, and will rely on the investment adviser's judgment in evaluating the creditworthiness of an issuer of such securities. In an effort to minimize the risk, the Fund will diversify its holdings among many issuers. However, there can be no assurance that diversification will protect the Fund from widespread defaults during periods of sustained economic downturn. Because investment in the Developing Capital Markets Focus Fund entails relatively greater risk of loss of income or principal, an investment in the Fund may not be appropriate as the exclusive investment to fund a Contract.


   Natural Resources Focus Fund

     This Fund seeks to attain long-term growth of capital and protection of the purchasing power of capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets.

   Global Utility Focus Fund

     This Fund seeks to obtain capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of management of the Fund, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or
water.       THERE IS NO  ASSURANCE  THAT ANY OF THESE  PORTFOLIOS  WILL ACHIEVE
THEIR STATED OBJECTIVES.


Voting Rights


     As previously stated, all of the assets held in the Subaccounts of the Variable Account will be invested in shares of a corresponding portfolio of the Fund. Based on the Company's view of present applicable law, we will vote the portfolio shares held in the Variable Account at meetings of shareholders in accordance with instructions received from Owners having a voting interest in the portfolio. However, if the 1940 Act or its regulations are amended, or if our interpretation of present law changes to permit us to vote the portfolio shares in our own right, we may elect to do so.

     Prior to the Annuity Date, the Owner holds a voting interest in each portfolio in which there is value in the corresponding Subaccount. The number of portfolio shares which are attributable to the Owner is determined by dividing the corresponding value in a particular Subaccount by the net asset value of one portfolio share. The number of votes which an Owner will have a right to cast will be determined as of the record date established by each portfolio.

     We will solicit voting instructions by mail prior to the shareholder meetings. An Owner having a voting interest in a Subaccount will be sent proxy material, reports and other materials as provided by the Fund, relating to the appropriate portfolios. The Company will vote shares in accordance with instructions received from the Owner having a voting interest. At the meeting, the Company will vote shares for which it has received no instructions and any shares not attributable to Owners in the same proportion as it votes shares for which it has received instructions from Owners.

     The voting rights relate only to amounts invested in the Variable Account. There are no voting rights with respect to funds allocated to the Guaranteed Account.

Substitution Of Shares


     If the shares of the Fund (or any portfolio within the Fund) should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the Contracts, the Company may substitute shares of another mutual fund (or portfolio within the fund) for Fund shares already purchased or to be purchased in the future under the Contracts. No substitution of securities may take place without any required prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

                                  THE CONTRACT

     The Contract described in this Prospectus is a deferred variable annuity.


Parties to the Contract

   Owner

     As the purchaser of the Contract, You may exercise all rights and privileges provided in the Contract, subject to any rights that You, as Owner, may convey to an irrevocable beneficiary. As Owner, You will also be the Annuitant, unless You name in writing some other person as Annuitant.


   Annuitant

     The Annuitant is the person who receives annuity payments and upon the continuance of whose life these payments are based. You may designate someone other than yourself as Annuitant. If the Annuitant is a person other than the Owner, and the Annuitant dies before the Annuity Date, You will become the Annuitant unless you designate someone else as the new Annuitant.


   Beneficiary

     The Beneficiary You designate will receive the death proceeds if You die prior to the Annuity Date. If no Beneficiary is living at that time, the death proceeds are payable to Your estate. If the Annuitant dies after the Annuity Date, the Beneficiary will receive any remaining guaranteed payments under an Annuity Option. If no Beneficiary is living at that time, the remaining guaranteed payments are payable to Your estate.


   Change of Annuitant and Beneficiary

     Prior to the Annuity Date, You may change the Annuitant and Beneficiary by making a written request to Our Administrative Office. After the Annuity Date only a change of Beneficiary may be made. Once We have accepted Your written request, any change will become effective on the date You signed it. However, any change will be subject to any payment or other action taken by Us before We record the change. If the Owner is not a natural person, under current Federal tax law, the Contract may be subject to unintended and adverse tax consequences. For possible tax considerations of these changes, see TAXES, page _____.


How to Purchase a Contract

     At the time of application, the Purchaser must pay at least the minimum Premium required and provide instructions regarding the allocation of the Premium among the Subaccounts. Acceptance of the Premium and form of application is subject to Our requirements and We reserve the right to reject any Premium. If the application and Premium are accepted in the form received, the Premium will be credited and allocated to the Subaccounts within two business days of its receipt. The date the Premium is credited to the Contract is the Effective Date.

     If within five days of the receipt of the initial Premium We have not received sufficient information to issue a Contract, You will be contacted. The reason for the delay will be explained to You. If You consent We will retain the Premium until the necessary requirements are fulfilled. Otherwise, the Premium will be immediately refunded to You.


Discount Purchase Programs

     Purchases made by officers, directors and employees of either the Company, an affiliate of the Company or any individual, firm or company that has executed the necessary agreements to sell the Contracts and members of each of their immediate families may not be subject to the Surrender Charge.

Such purchases include retirement accounts and must be for accounts in the name of the individual or qualifying family member.


Distributor


     AIG Equity Sales Corp. ("AIGESC"), 80 Pine Street, New York, New York, acts as the distributor of the Contracts. AIGESC is a wholly-owned subsidiary of AIG, and an affiliate of the Company. Commissions not to exceed 6 1/2% of Premiums will be paid to entities which sell the Contract. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services.

     Under the Glass-Steagall Act and other laws, certain banking institutions may be prohibited from distributing variable annuity contracts. If a bank were to be prohibited from performing certain agency or administrative services and receiving fees from AIGESC, Owners who purchased Contracts through the bank would be permitted to retain their Contracts and alternate means for servicing those Owners would be sought. It is not expected, however, that Owners would suffer any loss of services or adverse financial consequences as a result of any of these occurrences.


Administration of the Contracts

     While the Company has primary responsibility for all administration of the Contracts and the Variable Account, it has retained the services of Delaware Valley Financial Services, Inc. ("DVFS") pursuant to an administrative agreement. Such administrative services include issuance of the Contracts and maintenance of Owner's records. DVFS serves as the administrator to various insurance companies offering variable contracts.


Premium and Allocation to Your Investment Options

     The initial Premium must be at least $2,000. You may make additional payments of Premium prior to the Annuity Date, in amounts of at least $1000 or $100 as part of an automatic investment plan. There is no maximum limit on the additional Premiums You may pay or on the numbers of payments; however, the Company reserves the right to reject any Premium on any Contract. You specify at the time of issue or subsequently how the remaining amount, known as Additional Premium will be allocated.

     The initial Premium is allocated among the Subaccounts and Guaranteed Account on the Effective Date. Your allocation instructions will specify what percentage of Your initial Premium is to be credited to each Subaccount and to the Guaranteed Account. Allocation instructions must be expressed in whole percentages. Allocations for additional Premium will be made on the same basis as the initial Premium unless We receive a written notice with new instructions. Additional Premium will be credited to the Contract Value and allocated at the close of the first Valuation Date on or after which the Additional Premium is received at Our Administrative Office.

     All premiums to IRA or 403(b) plan contracts must comply with the applicable provisions in the Code and the applicable provisions of your retirement  plan.  Additional  premium  commingled  in an IRA  with  a  rollover
contribution   from  other  retirement  plans  may  result  in  unfavorable  tax consequences. You should seek legal counsel and tax advice regarding the suitability of the contract for your situation. (See "Taxes" on page _____.)


Right to Examine Contract Period

     The Contract provides a 10 day Right to Examine Contract Period giving You the opportunity to cancel the Contract. You must return the Contract with written notice to Us. If We receive the Contract and Your written notice within 10 days after it is received by You, the Contract will be voided. With the exception of Contracts issued in connection with an IRA, in those states whose laws do not require that We assume the risk of market loss during the Right to Examine Contract Period, should You decide to cancel Your Contract, the amount to be returned to You will be the Contract Value (on the day We receive the Contract) plus any charges deducted for state taxes, without imposition of the Surrender Charge. The amount returned to you may be more or less than the initial Premium. (See "Charges and Deductions" on page ____.) For Contracts issued in those states that require we return the premium, we will do so. In the case of Contracts issued in connection with an IRA, the Company will refund the greater of the Premium, less any withdrawals, or the Contract Value.

     State laws governing the duration of the Right to Examine Contract Period may vary from state to state. We will comply with the laws of the state in which the Owner resides at the time the Contract is applied for. Federal laws governing IRAs require a minimum seven day right of revocation. We provide 10 days from the date the Contract is received by you. (See "Individual Retirement Annuities" on page _____.)


Unit Value and Contract Value

     After the deduction of certain charges and expenses, amounts which You allocate to a Subaccount of the Variable Account are used to purchase Accumulation Units in that Subaccount, not shares of the Portfolio in which that Subaccount invest. The number of Accumulation Units you purchase will be determined by dividing the amount allocated to each Subaccount by the Unit Value of the Subaccount for the Valuation Period during which the amount was allocated.

     The Unit Value for each Subaccount will vary from one Valuation Period to the next based on the investment experience of the Portfolio in which the Subaccount invests and the deduction of certain charges and expenses. The Statement of Additional Information contains a detailed explanation of how Accumulation Units are valued.

     Your value in any given Subaccount is determined by multiplying the Unit Value for the Subaccount by the number of Units You own. Your value within the Variable Account is the sum of your values in all the Subaccounts. The total value of your Contract, known as the Contract Value, equals your Value in the Variable Account plus Your value in the Guaranteed Account.


Transfers

     Prior to the Annuity Date, You may make Transfers among the Subaccounts and into and out of the Guaranteed Account subject to certain rules.

     At the present time there is no limit on the number of transfers which can be made among the Subaccounts and the Guaranteed Account in any one Contract Year. We reserve the right to limit the number of transfers to 12 per Contract Year. There are no fees for the first 12 transfers in any one Contract Year. For each transfer in excess of 12 within one Contract Year, We impose a transfer fee of $10. A transfer fee, if any, is deducted from the amount transferred. (See Appendix -- "Guaranteed Account Transfers," page A-1.)

     Transfers may be made by written request or by telephone as described in the Contract or specifically authorized in writing. The Company will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. All calls will be recorded. All transfers will be confirmed in writing to the Owner. The Company is not liable for any loss, cost, or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.

     After the Annuity Date, the Owner may transfer the Contract Value allocated to the Variable Account among the Subaccounts. However, the Company reserves the right to refuse any more than one transfer per month. The transfer fee is the same as before the Annuity Date. This transfer fee, if any, will be deducted from the next annuity payment after the transfer. If following the transfer, the Annuity Units remaining in the Subaccount would generate a monthly annuity payment of less than $100, the Company will transfer the entire amount in the Subaccount.

     Once the transfer is effected, the Company will recompute the number of Annuity Units for each Subaccount. The number of Annuity Units for each Subaccount will remain the same for the remainder of the payment period unless the Owner requests another change.

     The minimum amount which may be transferred at any one time is the lesser of $1,000 or the value of the Subaccount or Guarantee Period from which the transfer is made. (See "Dollar Cost Averaging") For additional limitations regarding transfers out of the Guaranteed Account, see "Guaranteed Account Transfers" in the Appendix, page A-1.)


Dollar Cost Averaging


     The Company currently offers an option under which Owners may dollar cost average their allocations in the Subaccounts under the contract by authorizing the Company to make periodic allocations of Contract Value from either the Money Market Subaccount or the Guaranteed Account to one or more of the other Subaccounts. Dollar Cost Averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Subaccounts, and these amounts will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the exchanges are effected. Amounts periodically transferred under this option are not included in the 12 transfers per Contract Year discussed under "Transfers" on page ____. Since the value of Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts exchanged from a Subaccount will result in a debiting of a greater number of units when the Subaccount's Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar Cost Averaging does not guarantee profits, nor does it assure that an Owner will not have losses.

     To elect Dollar Cost Averaging, the Owner's Contract Value must be at least $12,000 and a Dollar Cost Averaging Request in proper form must be received by the Company. The Dollar Cost Averaging Request form will not be considered complete until the Contract Value is at least the required amount. A Dollar Cost Averaging Request form is available from the Administrative Office upon request.An Owner may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing.

Asset Rebalancing


     The Company currently offers an option under which Owners may authorize the Company to automatically exchange Contract Value periodically to maintain a particular percentage allocation among the Subaccounts as selected by the Owner. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Rebalancing automatically reallocates the Contract Value in the Subaccounts to the allocation selected by the Owner. Asset Rebalancing is intended to exchange Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help an Owner buy low and sell high, although there can be no assurance of this. This investment method does not guarantee profits, nor does it assure that an Owner will not have losses.

     To elect Asset Rebalancing, the Contract Value in the Contract must be at least $12,000 and an Asset Rebalancing Request in proper form must be received by the Company. An Owner may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing. If the Asset Rebalancing is elected, all Contract Value allocated to the Subaccounts must be included in the Asset Rebalancing.

     The amounts transferred will be credited to the Accumulation Unit Value as of the end of the Valuation Dates on which the transfers are effected. Amounts periodically transferred under this option are not included in the 12 transfers per Contract Year discussed under "Transfers" on page ____.

     An Owner may instruct the Company at any time to terminate this option by written request. Once terminated, this Option may not be reselected during the same Contract Year.

                             CHARGES AND DEDUCTIONS

     Various charges and deductions are made from Premium, the Contract Value and the Variable Account. These charges and deductions are as follows:


Deduction for State Premium Taxes


     We do not deduct premium taxes unless assessed by the state of residence of the Owner. Any premium or other taxes levied by any governmental entity with respect to the Contracts will be charged at Our discretion against either Premium or Contract Value. Premium taxes currently imposed by certain states on the Contracts range typically from 0% to 3.5% of premiums paid. Some states assess premium taxes at the time Premium is received; others assess premium taxes at the time of annuitization. Premium taxes are subject to being changed or amended by state legislatures, administrative interpretations or judicial acts.

Deduction for Mortality and Expense Risk Charge

     The Company deducts for each Valuation Period a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account. The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant, to waive the Surrender Charge in the event of the death of the Owner prior to the Annuity Date and to provide the death benefit. The expense risk assumed by the Company is that the costs of administering the Contracts and the Variable Account will exceed the amount received from Administrative and Contract Maintenance Charges.

     If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be profit to the Company. The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased. The Mortality and Expense Risk Charge is deducted during the Accumulation Period and after the Annuity Date.

     The Company currently offers annuity payment options that are based on a life contingency. (See "Annuity Period -- Annuity Options" on page ____.) The Company in its discretion may offer additional payment options which are not based on a life contingency. If this should occur and if a Owner should elect a payment option not based on a life contingency, the Mortality and Expense Risk Charge is still deducted but the Owner receives no benefit from that portion of the charge attributable to mortality risk.

Deduction for Equity Assurance Plan


     If the Owner has elected the Equity Assurance Plan, the Equity Assurance Plan charge for each Valuation Period will equal on an annual basis to .07% of the average daily net asset value of the Variable Account for Owners attained age 0-59 and .20% of the average daily net asset value of the Variable Account for Owners attained age 60 and above.

Deduction for Enhanced Equity Assurance Plan


     If the Owner has elected the Equity Assurance Plan, the Enhanced Equity Assurance Plan charge for each Valuation Period will equal on an annual basis to
 .17% of the average daily net asset value of the Variable Account for Owners attained age 0-59 and .30% of the average daily net asset value of the Variable Account for Owners attained age 60 and above.

Deduction for Annual Ratchet Plan


     If the Owner has elected the Annual Ratchet Plan, the Annual Ratchet Plan charge for each Valuation Period will equal on an annual basis to .10% of the average daily net asset value of the Variable Account.

Deduction for Accidental Death Benefit

     If the Owner has elected the Accidental Death Benefit, the Company deducts for each Valuation Period an Accidental Death Benefit Charge equal on an annual basis to .05% of the average daily net asset value of the Variable Account.

Deduction for Surrender Charge


     In the event that an Owner makes a withdrawal from or surrenders Contract Value in excess of the Free Withdrawal Amount, a Surrender Charge may be imposed. The Free Withdrawal Amount is equal to the greater of the Contract Value less premiums paid or the portion of the withdrawal that does not exceed 10% of the total Premium otherwise subject to the Surrender Charge paid to the time of withdrawal, less any prior withdrawals and less any accrued charges for option death benefits; however, the Surrender Charge applies only to Premium received by the Company within seven (7) years of the date of the withdrawal.

     The Surrender Charge will vary in amount depending upon the time which has elapsed since the date Premium was received. In calculating the Surrender Charge, Premium is allocated to the amount surrendered on a first-in, first out basis. The amount of any withdrawal which exceeds the Free Withdrawal Amount will be subject to the following charges:


                                    Surrender
                                                             Charge Percentage
                                                              ---------------

          Premium Year 1 .................................            6%
          Premium Year 2 .................................            6%
          Premium Year 3 .................................            5%
          Premium Year 4 .................................            5%
          Premium Year 5 .................................            4%
          Premium Year 6 .................................            3%
          Premium Year 7 .................................            2%
          Premium Year 8 and thereafter...................          None

     No Surrender Charge is imposed against: (1) Systematic  Withdrawal options;
(2) Contract Value upon Annuitization; (3) a Death Benefit.

     The Surrender Charge is intended to reimburse the Company for expenses incurred which are related to Contract sales. The Company does not expect the proceeds from the Surrender Charge to cover all distribution costs. To the extent such charge is insufficient to cover all distribution costs, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.

     Certain restrictions on surrenders are imposed on Contracts issued in connection with retirement plans which qualify as a 403 (b) Plan or IRA (See "Taxes -- 403(b) Plans" on page _____.)

Deduction for Administrative Charge

     The Company deducts for each Valuation Period a daily Administrative Charge which is equal on an annual basis to .15% of the average daily net asset value of the Variable Account. This charge is intended to reimburse Us for administrative expenses, both during the accumulation period and following the Annuity Date.

Deduction for Contract Maintenance Charge

     The Company also deducts an annual Contract Maintenance Charge of $30 per year from the Contract Value on each Contract Anniversary. The Contract Maintenance Fee is waived if the Contract Value is greater than $50,000 on the date of deduction of the charge. These charges are designed to reimburse the Company for the costs it incurs relating to maintenance of the Contract, the Variable Account, and the Guaranteed Account. If the Contract is surrendered, we will deduct the Contract Maintenance Charge at the time of surrender for the current Contract Year. The deduction will be made proportionally based on Your value in each Subaccount and the Guaranteed Account. After the Annuity Date, the Contract Maintenance Charge is deducted on a pro-rata basis from each annuity income payment.

Deduction for Income Taxes

     The Company deducts from the Contract Value and/or the Variable Account any Federal income taxes resulting from the operation of the Variable Account. The Company does not currently anticipate incurring any Federal income taxes. (See also "Taxes" beginning on page _____.)


Other Expenses

     There are deductions from and expenses paid out of the assets of the Funds which are described in the accompanying Prospectus for the Fund.


Group and Sponsored Arrangements

     In certain instances, we may reduce the Surrender Charge and the Administrative Charge or change the minimum premium requirements for the sale of Contracts to certain groups, including those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or similar arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or group sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when an application or enrollment form for a Contract is approved. We may change these rules from time to time. Any variation in the Surrender Charge or Administrative Charge will reflect differences in costs or services and will not be unfairly discriminatory.

                                ANNUITY BENEFITS

Annuitization

     Annuitization is an election you make to apply the Contract Value to an Annuity Option in order to provide a series of annuity payments. The date the Annuity Option becomes effective is the Annuity Date.


Annuity Date

     The latest Annuity Date is: (a) the first day of the calendar month following the later of the Annuitant's 90th birthday; or (b) such earlier date as may be set by applicable law.

     The Owner may designate an earlier date or may change the Annuity Date by making a written request at least thirty (30) days prior to the Annuity Date being changed. However, any Annuity Date must be no later than the date defined above; and, the first day of a calendar month.

     Without the approval of the Company, the new Annuity Date cannot be earlier than one year after the Effective Date. In addition, for IRA or 403 (b) Plan Contracts, certain provisions of your retirement plan or the Code may further restrict your choice of an Annuity Date. (See "Taxes ," page ____).

Annuity Options

     The Owner may choose annuity payments which are fixed or which are based on the Variable Account or a combination of the two. The Owner may, upon at least 30 days prior written notice to us, at any time prior to the Annuity Date, select or change an Annuity Option. If the Owner elects annuity payments which are based on the Variable Account, the amount of the payments will be variable. The amount of the annuity payment based on the value of a Subaccount is determined through a calculation described in the Statement of Additional Information, under the caption "Annuity Provisions". The Owner may not transfer Contract Values between the Guaranteed Account and the Variable Account after the Annuity Date, but may, subject to certain conditions, transfer Contract Values from one Subaccount to another Subaccount. (See "Transfers" on page -----.)

     If the Owner has not made any annuity payment option selection at the Annuity Date, the Contract Value will be applied to purchase Option 2 fixed basis annuity payments and Option 2 variable basis annuity payments, in proportion to the amount of Contract Value in the Guaranteed Account and the Variable Account, respectively.

     The annuity payment options are:

     Option 1: Life Income. The Company will make annuity payments during the lifetime of the Annuitant.

     Option 2: Life Income with 10 Years of Payments Guaranteed. The Company will make monthly annuity payments during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than 10 years, payments will be continued during the remainder of the period to the Beneficiary.

     Option 3: Joint and Last Survivor Income. The Company will make annuity payments for as long as either the Annuitant or a Contingent Annuitant is alive. In the event that the Contract is issued in connection with an IRA, the payments in this Option will be made only to the Owner as Annuitant and the Owner's spouse.

     The annuity payment options are more fully explained in the Statement of Additional Information. The Company may also offer additional options at its own discretion.


Annuity Payments

     If the Contract Value applied to annuity payment options is less than $2,000, the Company reserves the right to pay the amount in a lump sum in lieu of annuity payments. The Company makes all other annuity payments monthly. However, if the total monthly annuity payment would be less than $100 the Company reserves the right to make payments semi-annually or annually.

     If fixed annuity payments are selected, the amount of each fixed payment is determined by multiplying the Contract Value allocated to purchase fixed annuity payments by the factor shown in the annuity table specified in the Contract for the option selected, divided by 1,000.

     If variable annuity payments are selected, the Annuitant receives the value of a fixed number of Annuity Units each month. The actual dollar amount of variable annuity payments is dependent upon: (i) the Contract Value at the time of annuitization; (ii) the annuity table specified in the Contract; (iii) the Annuity Option selected; (iv) the investment performance of the Subaccount selected; and (v) the pro-rata portion of the Contract Maintenance charge.

     The annuity tables contained in the Contract are based on a 5% assumed investment rate. If the actual net investment rate exceeds 5%, payments will increase. Conversely, if the actual rate is less than 5%, variable annuity payments will decrease.

                                  DEATH BENEFIT

Prior to the Annuity Date

     In the event of an Owner's death (or the death of the first joint Owner to die) prior to the Annuity Date, a death benefit is payable to the Beneficiary. The value of the death benefit will be determined as of the date We receive proof of death in a form acceptable to Us. If there has been a change of Owner from one natural person to another natural person, the death benefit will equal the Contract Value unless the change in ownership results from the election, made by a surviving spouse as designated beneficiary to continue the Contract. Otherwise, the death benefit will be calculated in accordance with the terms of one or more of the options described below, as designated by the Owner at the time of application. All death benefit options may not be available in all states.


Traditional Death Benefit

     Under the Traditional Death Benefit, We will pay the death benefit equal to the greatest of:

     1.   the  total  of  all  Premiums  paid  reduced   proportionally  by  any
          surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or

     2.   the Contract Value; or

     3. the greatest of the Contract Value at any seventh Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a Surrender, plus any Premiums paid subsequent to that Contract Anniversary.

     The Traditional Death Benefit will be in effect if no other death benefit is in effect.

Optional Death Benefit


     Prior to determining the amount of any of the following Optional Death Benefits the Contract Value will be reduced by the accrued charges for the optional death benefit, if as of the date of death, the accured charges had not yet been deducted from the Variable Account.

Annual Ratchet Plan

     If at the time of application, the Owner has elected a death benefit under the terms of the Annual Ratchet Plan, We will pay the death benefit equal to the greatest of:

     1. the total of all Premium paid reduced proportionally by withdrawals and surrenders;

     2.   the Contract Value; or

     3. the greatest of the Contract Value at any Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a Surrender, plus any Premiums paid subsequent to that Contract Anniversary.


     The charge for the Annual Ratchet Plan is equal on an annual basis to .10% of the average daily net asset value of the Variable Account.


     The Annual Ratchet Plan will be in effect if:

     1.   the Owner designates this option on the Application; and

     2. the Annual Ratchet Plan charge is shown on the Contract Schedule.

     The Annual Ratchet Plan will cease to be in effect upon receipt by the Company of Owner's written request to discontinue it.


Equity Assurance Plan

     If at the time of application the Owner has selected a death benefit under the terms of the Equity Assurance Plan, We will pay a death benefit equal to the greatest of:

     1.   the Contract Value;

     2. the greatest Contract Value at any seventh Contract Anniversary plus any Premiums subsequent to the Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a Surrender; or

     3. an amount equal to (a) plus (b) where:

          (a) is equal to the total of all Premiums paid on or before the first contract Anniversary following:

               Your 85th Birthday, adjusted for surrenders as described below and then accumulated at the compound interest rates shown below for the complete years, not to exceed 10, from the date of receipt of each Premium to the earlier of the date of death or the first Contract Anniversary following Your 85th birthday:

                    0% per annum if death occurs during the 1st through 24th month from the date of Premium payment;

                    2% per annum if death occurs during the 25th through 48th month from the date of Premium payment;

                    4% per annum if death occurs during the 49th through 72nd month from the date of Premium payment;

                    6% per annum if death occurs during the 73rd through 96th month from the date of Premium payment;

                    8% per annum if death occurs during the 97th through 120th month from the date of Premium payment;

                    10% per annum (for a maximum of 10 years) if death occurs more than 120 months from the date of Premium Payments; and

          (b)  is  equal  to  all  Premiums   paid  after  the  first   Contract
               Anniversary following Your 85th birthday, adjusted for surrenders as described below.


     The charge for the Equity Assurance Plan is equal on an annual basis to .07% of the average daily net asset value of the Variable Account for Owners attained ages 0-59 and .20% of the average daily net asset value of the Variable Account for Owners attained age 60 and above.

     Adjustment for surrenders. In the determination of the death benefit, for each surrender a proportionate reduction will be made to each Premium paid prior to the surrender. The proportion is determined by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to each surrender.

     The Equity Assurance Plan will be in effect if:

     1.   the Owner elected it on the Application;

     2. all premiums are initially allocated to investment options that are designated for the Equity Assurance Plan on the Application; and

     3. the charge for the Equity Assurance Plan is shown on the Contract Schedule.

     The Equity Assurance Plan will cease to be in effect upon receipt by the Company of the Owner's written request to discontinue it or upon the allocation of Contract Values to either the Money Market Subaccount or Guaranteed Account unless such allocation is made as part of Dollar Cost Averaging.

Enhanced Equity Assurance Plan

     If at the time of the application the Owner has selected a death benefit under the terms of the Enhanced Equity Assurance Plan, We will pay a death benefit equal to the greatest of:

     1.   the Contract Value; or

     2.   the  greatest  Contract  Value on any  Contract  Anniversary  plus any
          Premiums subsequent to that Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a Surrender; or

     3. an amount equal to (a) plus (b) where:

          (a) is equal to the total of all Premiums paid on or before the first Contract Anniversary following Your 85th birthday, adjusted for surrenders as described below and then accumulated at the compound interest rates shown below for the number of complete years, not to exceed 10, from the date of receipt of each Premium to the earlier of the date of death or the first Contract Anniversary following Your 85th Birthday:

                    0% per annum if death occurs during the 1st through 24th month from the date of Premium payment;

                    2% per annum if death occurs during the 25th through 48th month from the date of Premium payment;

                    4% per annum if death occurs during the 49th through 72nd month from the date of Premium payment;

                    6% per annum if death occurs during the 73rd through 96th month from the date of Premium payment;

                    8% per annum if death occurs during the 97th through 120th month from the date of Premium payment;

                    10% per annum (for a maximum of 10 years) if death occurs more than 120 months from the date of Premium Payment; and

          (b)  is  equal  to  all  Premiums   paid  after  the  first   Contract
               Anniversary following Your 85th birthday, adjusted for surrenders as described below.


     The charge for the Enhanced Equity Assurance Plan is equal on an annual basis to .17% of the average daily net asset value of the Variable Account for Owners attained ages 0-59 and .30% of the average daily net asset value of the Varialbe Account for Owners attained age 60 and above.

     Adjustment for surrender. In the determination of the death benefit, for each surrender, a proportionate reduction will be made to each Premium paid prior to the surrender. The proportion is determined by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to each surrender.

     The Enhanced Equity Assurance Plan will be in effect if:

     1.   the Owner elected it on the Application;

     2. the charge for this Rider is shown on the Contract Schedule.

     The Enhanced Equity Assurance Plan will cease to be in effect upon receipt by the Company of the Owner's written request to discontinue it or upon the allocation of Contract Values to either the Money Market Subaccount or Guaranteed Account, unless such allocation is made part of Dollar Cost Averaging.

Accidental Death Benefit


     The Owner may select the Accidental Death Benefit in addition to any of the forms of death benefit options. The Accidental Death Benefit is not available if the Contract is used as an IRA. If at the time of application the Owner has selected the Accidental Death Benefit, the accidental death benefit payable under this option will be equal to the lesser of:

     1.   the Contract Value as of the date the death benefit is determined; or

     2.   $250,000.

     The Company deducts for each Valuation Period a daily charge for the Accidental Death Benefit which is equal on an annual basis to .05% of the average daily net asset value of the Variable Account.

     The Accidental Death Benefit is payable if the death of the primary Owner occurs as a result of injury prior to the Contract Anniversary following his/her 75th birthday. The death must also occur before the Annuity Date and within 365 days of the date of the accident which caused the injury.

     The Accidental Death Benefit will not be paid for any death caused by or resulting (in whole or in part) from the following:

     (a) suicide or attempted suicide while sane or insane; intentionally self-inflicted injuries;

     (b) sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

     (c) injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if the Owner is a passenger on any aircraft licensed for the transportation of passengers;

     (d)  declared or undeclared war or any act thereof; or

     (e) service in the military, naval or air service of any country.

     The Accidental Death Benefit will be in effect if:

     1.   the Owner designates this option on the Application; and

     2. the Accidental Death Benefit charge is shown on the Contract Schedule;

     The Accidental Death Benefit will cease to be in effect upon receipt by the Company of the Owner's written request to discontinue.

Payment to Beneficiary

     Upon the death of the Owner prior to the Annuity Date, the Beneficiary may elect the death benefit to be paid as follows:

     1. payment of the entire death benefit within 5 years of the date of the Owner's death; or

     2.   payment  over  the  lifetime  of  the  designated   Beneficiary   with
          distribution beginning within 1 year of the date of death of the Owner (see Annuity Options section of this contract); or

     3. if the designated Beneficiary is Your spouse, he/she can continue the contract in his/her own name.

     If no payment option is elected within 60 days of our receipt of proof of the Owner's death, a single sum settlement will be made at the end of the sixty
(60) day period following such receipt. Upon payment of a death benefit, the Contract will end.


After the Annuity Date

     If the Owner is a person other than the Annuitant, and if the Owner's death occurs on or after the Annuity Date, no death benefit will be payable under this contract. Any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of the Owner's death. If the Owner is not an individual, the Annuitant shall be treated as the Owner and any change of such first named Annuitant, will be treated as if the Owner died.


Death of Annuitant

     If the Annuitant is a person other than the Owner, and if the Annuitant dies before the Annuity Date, a new Annuitant may be named by the Owner. If no new Annuitant is named within sixty (60) days of Our receipt of proof of the Annuitant's death, the Owner will be deemed the new Annuitant. If an Annuitant dies after the Annuity Date, the remaining payments, if any, will be as specified in the Annuity Option elected. We will require proof of the Annuitant's death. Death benefits, if any, will be paid to the designated Beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant's death.

                        DISTRIBUTIONS UNDER THE CONTRACT

Withdrawals

     The Owner may withdraw Contract Value prior to the Annuity Date. Any withdrawal is subject to the following conditions:

     (a)  the Company must receive a written request;

     (b)  the amount requested must be at least $500;

     (c)  any applicable Surrender Charge will be deducted;

     (d) the Contract Value will be reduced by the sum of the amount requested plus the amount of any applicable Surrender Charge;

     (e) the Company will deduct the amount requested plus any accrued charges for optional death benefits and any Surrender Charge from each Subaccount of the Variable Account and from the Guaranteed Account either as specified or in the proportion that each Subaccount and the Guaranteed Account bears to the Contract Value; and

     We reserve the right to consider any withdrawal request that would reduce the Value of the Accumulation Account to less than $2,000 to be a request for surrender. In this event, Surrender Value will be paid to You and the Contract will terminate.

     Withdrawals (including systematic withdrawals discussed below) may be taxable and subject to a penalty tax. (See "Taxes" beginning on page _____.)

Systematic Withdrawal

     The systematic withdrawal program involves making regularly scheduled withdrawals from Your value in the Contract. In order to initiate the program, your total Contract Value must be at least $24,000. The program allows You to prearrange the withdrawal of a specified dollar amount of at least $200 per withdrawal, on a monthly or quarterly payment basis. A maximum of 10% of the Contract Value may be withdrawn in a Contract Year. Surrender Charges are not imposed on withdrawals under this program. If you elect this program Surrender Charges will be imposed on any withdrawal, other than withdrawals made under Your systematic withdrawal program, when the withdrawal is from Premium paid in the last seven years. You may not elect this program if you have taken a prior withdrawal during the same Contract Year. (See "Surrender Charges" on page ____.)

     Systematic withdrawals will begin on the first scheduled withdrawal date selected by You following the date We process Your request. In the event that Your value in a specified Subaccount or the Guaranteed Account is not sufficient to deduct a withdrawal or if Your request for systematic withdrawal does not specify the Guaranteed Account or from which Subaccounts withdrawals are to be deducted, withdrawals will be deducted proportionally based on Your value in each Subaccount and the Guaranteed Account.

     All parties to the Contract are cautioned that the rights of any person to implement the systematic withdrawal program under Contracts issued in connection with IRAs or 403(b) Plans may be subject to the terms and conditions of the retirement plan, regardless of the terms and conditions of the Qualified Contract (See "Taxes" on page _____.)

     The systematic withdrawal program may be canceled at any time by written request or automatically by Us should the Contract Value fall below $1,000. In the event the systematic withdrawal program is canceled, the Owner may not elect to participate in such program until the next Contract Anniversary.

     An Owner may change once per Contract Year the amount or frequency of withdrawals on a systematic basis.

     The Free Withdrawal Amount (see "Charges and Deductions -- Deduction for Surrender Charge" on page ____) is not available while an Owner is receiving systematic withdrawals. An Owner will be entitled to the free withdrawal amount on and after the Contract Anniversary next following the termination of the systematic withdrawal program.

     Implementation of the systematic withdrawal program may subject an Owner to adverse tax consequences, including a 10% tax penalty. (See "Taxes -- Taxation of Annuities in General" on page ____ for a discussion of the tax consequences of withdrawals.)


The Company reserves the right to discontinue this program at any time.


Surrender


     Prior to the Annuity Date you may surrender the Contract for the Surrender Value by withdrawing the entire Contract Value. You must submit a written request for surrender and return the Contract to Us. The Surrender Value will be based on the Contract Value at the end of the Valuation Period during which the surrender request is received as described below. The Contract may not be surrendered after the Annuity Date. A surrender may be taxable and subject to a tax penalty. (See "Taxes" discussed on page ____.)



Surrender Value


     The Surrender Value of the Contract varies each day depending on the investment results of the Subaccounts selected by the Owner. The Surrender Value will be the Contract Value as of the date the Company receives Your surrender request, reduced by the following: (1) any applicable taxes not previously deducted; (2) any applicable accrued charges for optional death benefits (3) the Contract Maintenance Charge; and (4) any applicable Surrender Charge.

Payment of Withdrawals and Surrender Values


     Payments of withdrawals and Surrender Values will ordinarily be sent to the Owner within seven (7) days of receipt of the written request, but see the Deferment of Payment discussion below. (Also see Statement of Additional Information -- "Delay of Payments.")

     The Company reserves the right to ensure that an Owner's check or other form of Premium has been cleared for payment prior to processing any withdrawal or redemption request occurring shortly after a Premium payment.

     If, at the time You make a request for a withdrawal or a surrender, You have not provided Us with a written election not to have Federal income taxes withheld, We must by law withhold such taxes from the taxable portion of Your payment and remit that amount to the IRS. Mandatory withholding rules apply to certain distributions from 403(b) Plan Contracts. Additionally, the Code provides that a 10% penalty tax may be imposed on certain early Withdrawals and Surrenders. (See "Taxes" on page ____, and "Tax-Favored Plans" on page ____.)



Deferral of Payment

     Payment of any Withdrawal, Surrender, or lump sum death proceeds from the Variable Account will usually occur within seven days. We may be permitted to defer such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;
(2) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; (3) the SEC permits a delay for protection of Owners; or (4) the check used to pay any Premium has not cleared through the banking system (this may take up to 15 days).

     We may defer payment of any withdrawal or surrender from the Guaranteed Account for up to six months from the date we receive Your written request.

                                      TAXES

Introduction

     The Contracts are designed to accumulate Contract Values for retirement plans which, except for IRAs and 403(b) Plans, are generally not tax-qualified plans. The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, Annuitant or Beneficiary depend on the Company's tax status and upon the tax status of the individual concerned. Accordingly, each potential Owner should consult a competent tax adviser regarding the tax consequences of purchasing a Contract.

     The following discussion is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the Federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service (the "Service"). For a discussion of Federal income taxes as they relate to the Fund, please see the accompanying Prospectus for the Fund.


Company Tax Status


     The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Contract Value. Under existing Federal income tax law, the Variable Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes from the assets of the Variable Account should they be imposed with respect to such items in the future.


Taxation of Annuities in General -- Non-Qualified Plans

     Code Section 72 governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under the Contract. However, under certain circumstances, the increase in value may be subject to tax currently. (See "Contracts Owned by Non-Natural Person," on page ____ and "Diversification Standards" on page ____.)


   Withdrawals prior to the Annuity Date

     Code Section 72 provides that a total or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract on the date of the withdrawal exceed the "investment in the contract," as that term is defined under the Code. The
"investment in the contract" can generally be described as the cost of the Contract. It generally constitutes the sum of all purchase payments made for the contract less any amounts received under the Contract that are excluded from gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.


   Withdrawals on or after the Annuity Date

     Upon receipt of a lump sum payment on full surrender of the Contract, the recipient is taxed on the portion of the payment that exceeds the investment in the Contract. The taxable portion is taxed as ordinary income.

     If the recipient receives annuity payments rather than a lump sum payment, a portion of the payment is included in taxable income when received. For fixed annuity payments, the taxable portion of each payment is generally determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the nontaxable portion of the payment. The remaining portion of each payment is taxed as ordinary income.

     For variable annuity payments, the taxable portion is determined by a formula which establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income.

     The recipient is able to exclude a portion of the payments received from taxable income until the investment in the Contract is fully recovered. Annuity payments are fully taxable after the investment in the Contract is recovered. If the recipient dies before the investment in the Contract is recovered, the recipient's estate is allowed a deduction for the remainder.


   Penalty Tax on Certain Withdrawals


     With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a 10% penalty tax is imposed upon the portion of such amount which is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the Owner (or where the Owner is not an individual, the death of the "primary annuitant", who is defined as the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) allocable to investment in the Contract before

August 14, 1982; (v) under a qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount equal to the tax that would have been imposed but for item (iii) above as determined under Treasury Regulations, plus interest for the deferral period. The foregoing rule applies if the modification takes place: (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2; or (b) before the taxpayer reaches age 59 1/2.


   Assignments

     Any assignment or pledge of the Contract as collateral for a loan may result in a taxable event and the excess of the Contract Value over total Premium will be taxed to the assignor as ordinary income. Please consult your tax adviser prior to making an assignment of the Contract.


   Generation Skipping Transfer Tax

     A transfer of the Contract or the designation of a beneficiary who is either 37 1/2 years younger than the Owner or a grandchild of the Owner may have Generation Skipping Transfer Tax consequences.


   Distribution-at-Death Rules

     In order to be treated as an annuity contract for Federal income tax purposes, a Contract must generally provide for the following two distribution rules: (i) if any Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as the method in effect on the Owner's death; and (ii) if any Owner dies before the Annuity Date, the entire interest must generally be distributed within five years after the date of death. The designated beneficiary is the person to whom ownership of the contract passes by reason of death and must be a natural person. To the extent such interest is payable to a designated Beneficiary, however, such interest may be annuitized over the life of that Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as distributions commence within one year after the date of death. If the Beneficiary is the spouse of the Owner, the Contract may be continued unchanged in the name of the spouse as Owner.

     If the Owner is not an individual, the "primary annuitant" (as defined under the Code) is considered the Owner. In addition, when the Owner is not an individual, a change in the primary annuitant is treated as the death of the Owner.


   Gifts of Contracts

     Any transfer of a Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger tax on the gain in the Contract. The transferee will receive a step-up in basis for the amount included in the transferor's income. This provision, however, does not apply to those transfers between spouses or incident to a divorce which are governed by Code Section 1041(a).


   Contracts Owned by Non-Natural Persons

     If the Contract is held by a non-natural person (for example, a corporation or trust) the Contract is generally not treated as an annuity contract for Federal income tax purposes, and the income on the Contract (generally the excess of the Contract Value over the purchase payments) is includable in income each year. The rule does not apply where the non-natural person is only the nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply when the Contract is acquired by the estate of a decedent, when the Contract is held under certain qualified plans, when the Contract is a qualified funding asset for structured settlements, when the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity.


   Section 1035 Exchanges

     Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another annuity contract unless money is distributed as part of the exchange. A replacement contract obtained in a tax-free exchange of contracts succeeds to the status of the surrendered contract. Special rules and procedures apply to Code Section 1035 transactions. Prospective owners wishing to take advantage of Code Section 1035 should consult their tax advisers.


   Multiple Contracts

     Annuity contracts that are issued by the Company (or affiliate) to the same Owner during any calendar year will be treated as one annuity contract in determining the amount includable in the taxpayer's gross income. Thus, any amount received under any such contract prior to the contract's annuity starting date will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts. The Treasury has broad regulatory authority to prevent avoidance of the purposes of this aggregation rule. It is possible that, under this authority, Treasury may apply this rule to amounts that are paid as annuities (on or after the starting date) under annuity contracts issued by the same company to the same Owner during any calendar year period. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income. Owners should consult a tax adviser before purchasing more than one Contract or other annuity contracts.


   Withholding

     The Company is required to withhold Federal income taxes on withdrawals, lump sum distributions, and annuity payments that include taxable income unless the payee elects to not have any withholding or in certain other circumstances. Special withholding rules apply to payments made to non-resident aliens.


   Lump-sum Distribution or Withdrawal

     The Company is required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless You elect out of withholding.


   Annuity Payments

     The Company will withhold on the taxable portion of annuity payments based on a withholding certificate You file with the Company. If you do not file a certificate, You will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

     You are liable for payment of Federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Diversification Standards

     To comply  with the  diversification  regulations  promulgated  under  Code
Section 817(h) (the "Diversification Regulations"), after a start-up period, each Subaccount is required to diversify its investments. The Diversification Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the assets of a Subaccount is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies so that an investment in the Fund is not treated as one investment but is treated as an investment in a pro-rata portion of each underlying asset of the Fund. All securities of the same issuer are treated as a single investment. In the case of government securities, each Government agency or instrumentality is treated as a separate issuer.

     In connection with the issuance of the Diversification Regulations, Treasury announced that such regulations do not provide guidance concerning the extent to which Owners may direct their investments to particular divisions of a separate account. It is possible that if and when additional regulations or IRS pronouncements are issued, the Contract may need to be modified to comply with such rules. For these reasons, the Company reserves the right to modify the Contract, as necessary, to prevent the Owner from being considered the owner of the assets of the Variable Account.

     The Company intends to comply with the Diversification Regulations to assure that the Contracts continue to be treated as annuity contracts for Federal income tax purposes.


Tax-Favored Plans


     By attachment of an endorsement that reflects the limits of Code section 408(b), the Contracts may be used as an IRA. The Contracts are also available for use in connection with a previously established 403(b) Plan. No attempt is made herein to provide more than general information about the use of the Contracts with IRAs or 403(b) Plans. The information herein is not intended as tax advice. A prospective Owner considering use of the Contract to create an IRA or in connection with a 403(b) Plan should first consult a competent tax adviser with regard to the suitability of the Contract as an investment vehicle for their qualified plan.

     While the Contract will not be available in connection with retirement plans designed by the Company which qualify for the federal tax advantages available under Sections 401 and 457 of the Code, a Contract can be used as the investment medium for an individual Owner's separately qualified 401 retirement plan. Distributions from a 401 qualified plan or 403(b) Plan (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan or an IRA. If the recipient is unable to take full advantage of the tax-free rollover provisions, there may be taxable income, and the imposition of a 10% penalty tax if the recipient is under age 59 1/2 (unless another exception applies under Code Section 72(t)). A prospective Owner considering use of the Contract in this manner should consult a competent tax advisor with regard to the suitability of the Contract of this purpose and for information concerning the provisions of the Code applicable to qualified plans, 403(b) Plans, and IRAs.

Individual Retirement Annuities


     Section 408 of the Code permits eligible individuals to contribute to an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA, provided certain conditions are met. Section 408A of the Code provides special rules for "Roth IRAs." The basic distinction between a Roth IRA and a regular IRA is that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are not includible in gross income for federal income tax purposes. Other differences include the ability to make contributions to a Roth IRA after age 70 1/2 and to defer distributions beyond age 70 1/2. Taxpayers whose adjusted gross incomes exceed certain levels are not eligible for Roth IRAs. Sales of the Contracts for use with IRAs are subject to special requirements imposed by the Service, including the requirement that informational disclosure be given to each person desiring to establish an IRA. Contracts offered in connection with an IRA by this Prospectus are not available in all states.

403(b) Plans

     Code Section 403(b)(11) imposes certain restrictions on an Owner's ability to make partial withdrawals from Code Section 403(b) Contracts, if attributable to Premium paid under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows an Owner to make a surrender or partial withdrawal only

(a) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, only an amount equal to the purchase payments may be withdrawn. In addition, 403(b) Plans are subject to additional requirements, including: eligibility, limits on contributions, minimum distributions, and nondiscrimination requirements applicable to the employer. Owners and their employers are responsible for compliance with these rules. Contracts offered in connection with a 403(b) Plan by this Prospectus are not available in all states.

                                LEGAL PROCEEDINGS

     The Company knows of no legal proceeding pending to which the Variable Account is a party or which would materially affect the Variable Account.

                                 LEGAL MATTERS


     Legal matters relating to the federal securities laws in connection with the Contracts described herein are being passed upon by the law firm of Jorden Burt Boros Cicchetti Berenson & Johnson LLP, Washington, D.C.

                                TABLE OF CONTENTS

                       STATEMENT OF ADDITIONAL INFORMATION


General Information

     The Company

     Independent Accountants

     Legal Counsel

     Distributor

     Calculation of Performance Related Information

     Delay of Payments

     Transfers

Method of Determining Contract Values

Annuity Provisions

Annuity Benefits

     Annuity Options

     Variable Annuity Payment Values

     Annuity Unit

     Net Investment Factor

     Additional Provisions


Financial Statements

                                    APPENDIX

Guaranteed Account Option

     Under this Guaranteed Account option, Contract Values are held in the Company's General Account. The General Account includes all of Our assets, except those assets segregated in Our separate accounts. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 nor is the General Account registered as an investment company under the Investment Company Act of 1940. The Company understands that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Guaranteed Account portion of the Contract. Disclosures regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The Guaranteed Account option may not be available in all states.


     During the Accumulation Period the Owner may allocate amounts to the Guaranteed Account. The initial Premium will be invested in the Guaranteed Account if selected by the Owner at the time of application. Additional Premium will be allocated in accordance with the selection made in the application or the most recent instruction received at the Company Office. If the Owner elects to withdraw amounts from the Guaranteed Account, such withdrawal, except as otherwise provided in this Appendix, will be subject to the same conditions as imposed on withdrawals from the Variable Account. The Company reserves the right to delay any payment from the Guaranteed Account for up to six (6) months from the date it receives such request at its Office. The Guaranteed Account may not be available in all states.

Allocations To The Guaranteed Account

     The minimum amount that may be allocated to the Guaranteed Account, either from the initial or a subsequent Premium, is $3,000. Amounts invested in the Guaranteed Account are credited with interest on a daily basis at the then applicable effective guarantee rate. The effective guarantee rate is that rate in effect when the Owner allocates or transfers amounts to the Guaranteed Account. If the Owner has allocated or transferred amounts at different times to the Guaranteed Account, each allocation or transfer may have a unique effective guarantee rate associated with that amount. The effective guarantee rate will not be changed more than once per year and the minimum rate will not be less than 3%.


Guaranteed Account Transfers

     During the accumulation period the Owner may transfer, by written request or telephone authorization, Contract Values to or from a subaccount of the Variable Account to or from the Guaranteed Account at any time, subject to the conditions set out under Transfer of Contract Values Section.


Minimum Surrender Value

     The minimum Surrender Value for amounts allocated to the Guaranteed Account equals the amounts so allocated less withdrawals, with interest compounded annually at the rate of 3%, reduced by any applicable Surrender Charge.





                                       A-1




                                     PART A

                           AIG LIFE INSURANCE COMPANY
                                 One Alico Plaza
                           Wilmington, Delaware 19899

                              INDIVIDUAL AND GROUP
                       SINGLE PREMIUM AND FLEXIBLE PREMIUM
                           VARIABLE ANNUITY CONTRACTS

                                   issued by

                               VARIABLE ACCOUNT I

                                       and

                           AIG LIFE INSURANCE COMPANY

      The Individual Deferred Variable Annuity Contracts (the "Individual Contracts") and Group Deferred Variable Annuity Contracts ("Group Contracts") (collectively, the "Contracts") described in this Prospectus provide for accumulation of Contract Values and payment of monthly annuity payments. The Contracts may be used in retirement plans which do not qualify for federal tax advantages ("Non-Qualified Contracts") or in connection with retirement plans which may qualify as Individual Retirement Annuities ("IRA") under Section 408 of the Internal Revenue Code of 1986, as amended (the "Code") or Section 403(b) of the Code ("403(b) Plan"). The Contracts will not be available in connection with retirement plans designed by AIG Life Insurance Company (the "Company") which qualify for the federal tax advantages available under Sections 401 and 457 of the Code. Purchasers intending to use the Contracts in connection with an IRA or 403(b) Plan should seek competent tax advice.



     Purchase payments for the Contracts will be allocated to a segregated investment account of the Company which account has been designated Variable Account I (the "Variable Account"). The Variable Account invests in shares of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Fund has made available the following Portfolios: Money Market Portfolio; Growth Portfolio; Growth and Income Portfolio; High-Yield Portfolio; International Portfolio; U.S. Government/High Grade Securities Portfolio; North American Government Income Portfolio; Global Dollar Government Portfolio; Utility Income Portfolio; Global Bond Portfolio; Premier Growth Portfolio; Total Return Portfolio; Worldwide Privatization Portfolio; Quasar Portfolio; Real Estate Investment Portfolio; and Technology Portfolio. (See "Alliance Variable Products Series Fund, Inc." on Page __.) The Fund consists of other portfolios which are not currently available as investment options under the Contracts.

     This Prospectus concisely sets forth the information a prospective investor ought to know before investing. Additional information about the Contracts is contained in the "Statement of Additional Information" which is available at no charge. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. The Table of Contents of the Statement of Additional Information can be found on page ____of this Prospectus. For the Statement of Additional Information dated May 1, 1998, call or write AIG Life Insurance Company; Attention: Variable Products, One Alico Plaza, Wilmington, Delaware 19801, 1-800-340-2765.



INQUIRIES:   Purchaser   inquiries   can  be  made  by  calling  the  service
office  at 1-800-255-8402.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

     PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE.


     REPLACEMENT OF AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT MAY NOT BE TO YOUR ADVANTAGE.


     THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE NOT AVAILABLE IN ALL STATES.


                                           Date of Prospectus: May 1, 1998

                                      TABLE CONTENTS


                                                                  PAGE
Definitions....................................
Highlights.....................................
Summary of Expenses............................
Condensed Financial Information................

The Company....................................
The Variable Account...........................
The Fund.......................................

Charges and Deductions.........................

Administration of the Contracts................
Rights under the Contracts.....................
Annuity Period.................................

Death Benefit..................................

Purchasing a Contract..........................

Contract Value.................................
Withdrawals....................................


Taxes..........................................
Legal Proceedings..............................
Legal Matters..................................
Table of Contents of the Statement of Additional Information.........
Appendix - General Account Option...............

                                   DEFINITIONS


Accumulation Period - The period prior to the Annuity Date.

Accumulation Unit - Accounting unit of measure used to calculate the Contract Value prior to the Annuity Date.


Age - Age means age on last birthday.


Annuitant - The person upon whose continuation of life any annuity payment involving life contingencies depends. The Annuitant is named in the application.

Annuity Date - The date at which annuity payments are to begin.

Annuity Unit - Accounting unit of measure used to calculate variable annuity payments.

Beneficiary - The person or persons named in the application who will receive any benefit upon the death of the Owner (or Annuitant as applicable) prior to the Annuity Date.

Contingent Owner - The Contingent Owner, if any, must be the spouse of the Purchaser as named in the application, unless changed.

Contract Anniversary - The same month and date as the Date of Issue in each subsequent year of the Contract or Certificate.

Contract Value - The value of all amounts accumulated under the Contract or Certificate.

Contract Year - Any period of twelve (12) months commencing with the Date of Issue and each Contract or Certificate Anniversary thereafter.

Date of Issue - The date when the initial purchase payment was invested.

Deferred Sales Charge - The sales charge that may be applied against amounts withdrawn prior to the Annuity Date if withdrawal is within six years of a purchase payment.

General Account - All of the Company's assets other than the assets of the Variable Account and any other separate accounts of the Company.

Office - The Annuity Service Office of the Company: c/o Delaware Valley Financial Services, Inc., 300 Berwyn Park, P.O. Box 3031, Berwyn, Pennsylvania 19312-0031.

Owner - The person designated as contract owner or certificate owner in the application, unless changed.


Premium Year - Any period of 12 months commencing with the date a Purchase Payment is made and ending on the same date in each succeeding 12 month period thereafter.


Valuation Date - Each day that the New York Stock Exchange is open for trading.


Valuation Period - The period commencing as of the close of the New York Stock Exchange (presently 4 P.M., Eastern Standard Time (EST) ) on each Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.


Variable Account - A separate investment account of the Company, designated Variable Account I, into which purchase payments will be allocated.

                                        HIGHLIGHTS



Purchase payments for the Contracts will be allocated to a segregated investment account of the Company which account has been designated Variable Account I (the "Variable Account"). The Variable Account invests in shares of the Fund. (See "Alliance Variable Product Series Fund, Inc." on page .)

The Contracts provide that in the event that an Owner withdraws all or a portion of the Contract Value within the first six years of a premium payment there may be assessed a Deferred Sales Charge. The Deferred Sales Charge is based on a table of charges, of which the maximum charge is currently 6% of premium to which the charge is applicable for flexible premium contracts, and 6% of the Contract Value for single premium Contracts, subject to a maximum of 8.5% of purchase payments. (See "Charges and Deductions Deduction for Deferred Sales Charge" on page .)

Any premium or other taxes levied by any governmental entity with respect to the Contracts will be charged against the purchase payments or Contract Value. Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5%. (See "Charges and Deductions - Deduction for State Premium Taxes" on page .)


The Company deducts from the Contract Value and/or the Variable Account any Federal income taxes resulting from the operation of the Variable Account. The Company does not currently anticipate incurring any income taxes. (See "Charges and Deductions - Deduction for Income Taxes" on page .)

The Company deducts for each Valuation Period a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account. (See "Charges and Deductions - Deduction for Mortality and Expense Risk Charge" on page .)

The Company deducts for each Valuation Period an Administrative Charge which is equal on an annual basis to 0.15% of the average daily net asset value of the Variable Account. In addition, the Company deducts an annual Administrative Charge which is currently $30 per year, from the Contract Value. (See "Charges and Deductions - Deduction for Administrative Charge" on page .)

There are deductions and expenses paid out of the assets of the Fund which are described in the accompanying Prospectus for the Fund.


Surrenders and withdrawals may be taxable and subject to a penalty tax. (See "Taxes" beginning on page .)





The Owner may return the Contract within twenty (20) days (the "Free Look Period") after it is received by delivering or mailing it to the Company's Office. Single Premium free look period is 10 days. The return of the Contract by mail will be effective when the postmark is affixed to a properly addressed and postage prepaid envelope. The Company will refund the Contract Value. In the case of Contracts issued in connection with an IRA the Company will refund the greater of the purchase payment, less any withdrawals, or the Contract Value. However, if the laws of a state require that the Company refund, during the Free Look Period, an amount equal to the purchase payment paid less any withdrawals, the Company will refund such an amount.

                               SUMMARY OF EXPENSES


Owner Transaction Expenses

                                All Sub-Accounts


Sales Load Imposed on Purchases                                         None

    Deferred Sales Charge (as a percentage of amount surrendered):

      Single Premium Contracts            Flexible Premium Contracts

          Contract Year 1                           Premium Year 1       6%
          Contract Year 2                           Premium Year 2       5%
          Contract Year 3                           Premium Year 3       4%
          Contract Year 4                           Premium Year 4       3%
          Contract Year 5                           Premium Year 5       2%
          Contract Year 6                           Premium Year 6       1%
          Contract Year 7 and thereafter            Premium Year 7
                                                    and thereafter      None

Exchange Fee Currently:
      First 12 Per Contract Year                                        None

      Thereafter                                                        $ 10
      Annual Contract Fee                                               $ 30

Separate Account Expenses
(as a percentage of average account value)
      Mortality and Expense Risk Fees                                  1.25%
      Account Fees and Expenses                                        0.15%

Total Separate Account Annual Expenses                                 1.40%

                               SUMMARY OF EXPENSES


Annual Fund Expenses After Expense Reimbursements

                                                                                              Total
                                                               Management        Other       Portfolio
Portfolio                                                         Fee          Expenses*     Expenses**
- ---------                                                    ---------       ---------     ---------
Money Market                                                     0.50%         0.14%          0.64%
Growth                                                           0.75          0.09           0.84
Growth and Income                                                0.63          0.09           0.72
International                                                    0.53          0.42           0.95
U.S. Government/High Grade Securities                            0.60          0.24           0.84
North American Government Investors                              0.56          0.39           0.95
Global Dollar Government                                         0.41          0.54           0.95
Utility Income                                                   0.62          0.33           0.95
Global Bond                                                      0.56          0.38           0.94
Premier Growth                                                   1.00          0.08           1.08
Total Return                                                     0.63          0.25           0.88
Worldwide Privatization                                          0.40          0.55           0.95
Technology                                                       0.76          0.19           0.95
Quasar                                                           0.58          0.37           0.95
Real Estate Investment(1)                                        0.00          0.95           0.95
High Yield(1)                                                    0.00          0.95           0.95


     The purpose of the table set forth above is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Variable Account as well as the Funds. The Annual Administrative Charge for purposes of the Expense Table, above, was based upon the assessment of a $30 charge on a Contract Value of $5,000. (See "Charges and Deductions" on page ____ of this Prospectus and each Fund's Prospectus for further information.) The table does not reflect the charges applicable to certain death benefit options offered under the Contracts. (See "Charges and Deductions -- Deduction for Equity Assurance Plan" on page ____; "Charges and Deductions -- Deductions for the Enhanced Equity Assurance Plan" on page ___; Charges and Deductions -- Deductions for the Annual Rachet Plan" on page ____; "Charges and Deductions -- Deductions for the Accidental Death Benefit" on page _____.)

     No deduction will be made for any premium or other taxes levied by any State unless imposed by the State where you reside. Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5% of premiums paid. (See "Charges and Deductions -- Deduction for State Premium Taxes" on page ____.)

- ----------


(1)  The expense  percentages  for the  High-Yield  and Real  Estate  Investment
     Portfolios have been annualized because as of December 31, 1997, the Portfolios had not been in existence for a full year.

* "Other Expenses" are based upon the expenses outlined under the section entitled "Management of the Fund" in the Fund's Prospectus.

**   "Total   Portfolio   Expenses"   for  the   following   Portfolios   before
     reimbursement by the Fund's investment advisor, for the period ended December 31, 1997, were as follows:

     1.10% for Premier Growth; 1.03% for Global Bond; 1.55% for Worldwide Privatization; 2.31% for Real Estate Investment; 8.26% for High Yield; 1.42% for International; 1.04% for North American Government Income; 1.29% for Global Dollar Government; 1.08% for Utility Income; 1.37% for Quasar; and 1.19% for Technology, of average daily net assets. For the year ended December 31, 1997 expenses of the Premier Growth Portfolio were capped at .95%. Effective May 1, 1998 Alliance dicontinued expense reimbursement with respect to the Premier Growth Portfolio.

Expenses on a hypothetical $1,000 Single Premium   policy, assuming 5% growth:

                                             If you surrender



Portfolio                              1 Year    3 Years     5 Years   10 Years


Money Market                              77          105        134       243
Growth                                    79          111        144       264
Growth and Income                         78          107        138       251
High Yield                                80          114        149       275
International                             80          114        149       275
U.S. Gov't/High Grade Securities          79          111        144       264
North American Gov't Income               80          114        149       275
Global Dollar Government                  80          114        149       275
Utility Income                            80          114        149       275
Global Bond                               80          114        149       274
Premier Growth                            81          115        155       288
Total Return                              79          112        146       268
Worldwide Privatization                   80          114        149       275
Technology                                80          114        149       275
Quasar                                    80          114        149       275
Real Estate Investment                    80          114        149       275

Expenses on a hypothetical $1,000 Flexible Premium  policy, assuming 5% growth:


                                        If you surrender

Portfolio                           1 Year    3 Years       5 Years      10Years
- ---------                           ------    -----------   -------      --

Money Market                          75        102       131           243
Growth                                77        108       141           264
Growth and Income                     76        104       135           251
International                         78        111       147           275
U.S. Gov't/High Grade Securities      77        108       141           264
North American Gov't Income           78        111       147           275
Global Dollar Government              78        111       147           275
Utility Income                        78        111       147           275
Global Bond                           78        111       146           274
High Yield                            78        111       147           275
Premier Growth                        80        115       153           288
Total Return                          78        109       143           268
Worldwide Privatization               78        111       147           275
Technology                            78        111       147           275
Quasar                                78        111       147           275
Real Estate Investment                78        111       147           275






Expenses on a hypothetical $1,000 Single or Flexible Premium policy, assuming 5% growth:




                                                            If you annuitize or
                             if you do not surrender


Portfolio                              1 Year      3 Years   5 Years  10 Years
- ---------                              ------      -------   -------  --------

Money Market                             21         66        113     243
Growth                                   23         72        123     264
Growth and Income                        22         68        117     251
High Yield                               24         75        129     275
International                            24         75        129     275
U.S. Gov't/High Grade Securities         23         72        123     264
North American Gov't Income              24         75        129     275
Global Dollar Government                 24         75        129     275
Utility Income                           24         75        129     275
Global Bond                              24         75        128     274
Premier Growth                           26         79        135     288
Total Return                             24         73        125     268
Worldwide Privatization                  24         75        129     275
Technology                               24         75        129     275
Quasar                                   24         75        129     275
Real Estate Investment                   24         75        129     275




      THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         CONDENSED FINANCIAL INFORMATION

                            ACCUMULATION UNIT VALUES*



                                             1997          1996             1995          1994       1993      1992


MONEY MARKET
    Accumulation Unit Value
      Beginning of Period                     10.97           10.63            10.26         10.08      10.00    N/A
      End of Period                           11.37           10.97            10.63         10.26      10.08    N/A
    Accum Units o/s @ end of period    4,291,499.61    4,320,223.01     1,856,020.37    431,319.86   8,487.20    N/A


GROWTH
    Accumulation Unit Value
      Beginning of Period                     17.70           13.97            10.48         10.00      N/A      N/A
      End of Period                           22.70           17.70            13.97         10.48      N/A      N/A
    Accum Units o/s @ end of period    8,054,584.57    5,856,812.02     2,215,092.12    467,688.06      N/A      N/A

GROWTH & INCOME
    Accumulation Unit Value
      Beginning of Period                     19.11           15.62            11.67         11.88      10.78     10.00
      End of Period                           24.27           19.11            15.62         11.67      11.88     10.78
    Accum Units o/s @ end of period    7,258,107.19    4,509,118.40     1,554,549.81    438,680.32  28,041.82    800.00

INTERNATIONAL
    Accumulation Unit Value
      Beginning of Period                     12.26           11.60            10.71         10.17      10.00    N/A
      End of Period                           12.50           12.26            11.60         10.71      10.17    N/A
    Accum Units o/s @ end of period    3,700,183.10    2,718,751.84       981,260.91    447,407.41  21,717.14    N/A

U.S. GOVERNMENT HIGH GRADE SECURITIES
    Accumulation Unit Value
      Beginning of Period                     11.20           11.07             9.42          9.95      10.00    N/A
      End of Period                           12.00           11.20            11.07          9.42       9.95    N/A
    Accum Units o/s @ end of period    2,190,735.81    1,838,415.41       914,988.76    320,574.64  41,210.45    N/A

NORTH AMERICAN GOVERNMENT INCOME
    Accumulation Unit Value
      Beginning of Period                     12.33           10.53             8.70         10.00     N/A       N/A
      End of Period                           13.32           12.33            10.53          8.70     N/A       N/A
    Accum Units o/s @ end of period    1,790,540.24    1,047,240.17       531,374.67    340,817.36     N/A       N/A

GLOBAL DOLLAR GOVERNMENT
    Accumulation Unit Value
      Beginning of Period                     14.56           11.82             9.74         10.00     N/A       N/A
      End of Period                           16.25           14.56            11.82          9.74     N/A       N/A
    Accum Units o/s @ end of period      714,986.09      469,801.08       238,452.60     69,320.82     N/A       N/A

UTILITY INCOME
    Accumulation Unit Value
      Beginning of Period                     12.57           11.82             9.87         10.00     N/A       N/A
      End of Period                           15.58           12.57            11.82          9.87     N/A       N/A
    Accum Units o/s @ end of period      910,470.43      812,579.02       358,005.39    111,604.02     N/A       N/A

GLOBAL BOND
    Accumulation Unit Value
      Beginning of Period                     13.24           12.64            10.28         11.00       9.96     10.00
      End of Period                           13.14           13.24            12.64         10.28      11.00      9.96
    Accum Units o/s @ end of period      708,242.42      579,082.99       213,886.71     85,875.16  18,846.45  5,444.00

PREMIER GROWTH
    Accumulation Unit Value
      Beginning of Period                     17.59           14.54            10.15         11.13      10.00     10.00
      End of Period                           23.22           17.59            14.54         10.15      11.13     10.00
    Accum Units o/s @ end of period    6,662.866.85    3,971,452.13     1,252,211.18    223,550.22  35,271.53   2081.43

TOTAL RETURN
    Accumulation Unit Value
      Beginning of Period                     13.37           11.78             9.65         10.00     N/A        N/A
      End of Period                           15.97           13.37            11.78          9.65     N/A        N/A
    Accum Units o/s @ end of period    1,780,440.77    1,155,818.92       328,256.04     34,684.53     N/A        N/A



                                               1997          1996             1995          1994       1993      1992



WORLDWIDE PRIVATIZATION
    Accumulation Unit Value
      Beginning of Period                     12.84           10.99            10.05         10.00      N/A      N/A
      End of Period                           14.02           12.84            10.99         10.05      N/A      N/A
    Accum Units o/s @ end of period    2,391,217.59    1,135,168.22       394,704.27    105,674.08      N/A      N/A

TECHNOLOGY
    Accumulation Unit Value
      Beginning of Period                     10.89           10.00          N/A          N/A           N/A      N/A
      End of Period                           11.43           10.89          N/A          N/A           N/A      N/A
    Accum Units o/s @ end of period    4,818,385.19    2,127,691.68          N/A          N/A           N/A      N/A

QUASAR
    Accumulation Unit Value
      Beginning of Period                     10.58           10.00          N/A          N/A           N/A      N/A
      End of Period                           12.37           10.58          N/A          N/A           N/A      N/A
    Accum Units o/s @ end of period    3,991,205.09      649,902.74          N/A          N/A           N/A      N/A


REAL ESTATE INVESTMENT
    Accumulation Unit Value
      Beginning of Period                   N/A           N/A                N/A          N/A           N/A      N/A
      End of Period                         N/A           N/A                N/A          N/A           N/A      N/A
    Accum Units o/s @ end of period         N/A           N/A                N/A          N/A           N/A      N/A

HIGH YIELD
    Accumulation Unit Value
      Beginning of Period                   N/A           N/A                N/A          N/A           N/A      N/A
      End of Period                         N/A           N/A                N/A          N/A           N/A      N/A
    Accum Units o/s @ end of period         N/A           N/A                N/A          N/A           N/A      N/A



     *Funds were first invested in the Portfolios as listed below:

    Money Market Portfolio                                          May 13, 1993
    Growth Portfolio                                             August 12, 1994
    Growth & Income Portfolio                                     April 16, 1992
    International Portfolio                                         June 1, 1993
    U.S. Government/High Grade Securities Portfolio                June 14, 1993
    North American Government Income Portfolio                     April 8, 1994
    Global Dollar Government Portfolio                              May 26, 1994
    Utility Income Portfolio                                       June 15, 1994
    Global Bond Portfolio                                           May 10, 1993
    Premier Growth Portfolio                                    December 7, 1992
    Total Return Portfolio                                     September 12,1994
    Worldwide Privatization Portfolio                           October 17, 1994
    Technology Portfolio                                        January 22, 1996
    Quasar Portfolio                                             August 15, 1996
    Real Estate Investment Portfolio                             January 7, 1997
    High Yield Portfolio                                       September 9, 1997

Calculation of Performance Data

     The Company may, from time to time, advertise certain performance related information concerning one or more of the Sub-accounts, including information as to total return and yield. Performance information about a Sub-account is based on the Sub-account's past performance only and is not intended as an indication of future performance.

     When the Company advertises the average annual total return of a Sub-account, it will usually be calculated for one, five, and ten year periods or, where a Sub-account has been in existence for a period less than one, five or ten years, for such lesser period. Average annual total return is measured by comparing the value of the investment in a Sub-account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any Deferred Sales Charge which would be payable if the account were redeemed at the end of the period) and calculating the average annual compounded rate of return necessary to produce the value of the investment at the end of the period. The Company may simultaneously present returns that do not assume a surrender and, therefore, do not deduct the Deferred Sales Charge.

     When the Company advertises the yield of a Sub-account it will be calculated based upon a 30-day period ended on the date of the most recent balance sheet of the Company included in its registration statement. The yield is determined by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period.

     When the Company advertises the performance of the Money Market Sub-account it may advertise in addition to the total return either the yield or the effective yield. The yield of the Money Market Sub-account refers to the income generated by an investment in that Sub-account over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the Money Market Sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

     Total return at the Variable Account level is reduced by all contract charge (sales charges, mortality and expense risk charges, and the administrative charges) and is therefore lower than the total return at the Fund level, which has no comparable charges. Likewise, yield and effective yield at the Variable Account level take into account all recurring charges (except sales charges), and are therefore lower than the yield and effective yield at the Fund level, which has no comparable charges.

     Performance information for a Sub-account may be compared to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers or other indices measuring performance of a pertinent group of securities so that investors may compare a Sub-account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and (iv) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

Financial Data

     Financial statements of the Company and the Variable Account may be found in the Statement of Additional Information.

                                   THE COMPANY


     The Company is a stock life insurance company which is organized under the laws of the State of Delaware in 1962. The Company provides a full range of life insurance and annuity plans. The Company is a subsidiary of American International Group, Inc., which serves as the holding company for a number of companies engaged in the international insurance business, both life and general, in over 130 countries and jurisdictions around the world.



                                   THE VARIABLE ACCOUNT

     The Board of Directors of the Company adopted a resolution to establish the Variable Account pursuant to Delaware insurance law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940.

     The assets of the Variable Account are the property of the Company. However, the assets of the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. The Company's obligations arising under the Contracts are general corporate obligations of the Company. The Variable Account may be subject to liabilities arising from Sub-accounts whose assets are attributable to other variable annuity contracts offered by the Variable Account which are not described in this Prospectus.

     The Variable Account is divided into Sub-accounts, with the assets of each Sub-account invested in one Series of the Fund. The Company may, from time to time, add additional series to the Fund, and, when appropriate, additional mutual funds to act as the funding vehicles for the Contracts.


                                         THE FUND



     Alliance Variable Products Series Fund, Inc. will act as the funding vehicle for the Contracts offered hereby. The Fund is managed by Alliance Capital Management, L.P., (the "Advisor"). The Fund is an open-end, diversified management investment company, which is intended to meet differing investment objectives. The Fund has made available the following portfolios: Money Market; Growth; Growth and Income; International; U.S. Government/High Grade Securities; North American Government Income; Global Dollar Government; Utility Income; Global Bond; Premier Growth; Total Return; Worldwide Privatization; Technology; Quasar; Real Estate Investment; and High Yield. The Advisor has entered into a sub-advisory agreement with AIGAM International Limited (the "Sub-Advisor"), a wholly-owned subsidiary of AIG and an affiliate of the Company, to provide investment advice for the Global Bond Portfolio. A summary of investment objectives for each portfolio is contained in the description of the Fund below. More detailed information including the investment advisory fee of each portfolio and other charges assessed by the Fund, may be found in the current Prospectus for the Fund which contains a discussion of the risks involved in investing in the Fund. The Prospectus for the Fund, which contains a discussion of the risks involved in investing in the Fund is included with this Prospectus. Please read both Prospectuses carefully before investing.

     The investment objectives of the Portfolios are as follows:

Money Market Portfolio

     This Portfolio seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities.


Growth Portfolio

     This Portfolio seeks growth of capital rather than current income. In pursuing its investment objective, the Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the risks involved in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. Moreover, to the extent the Portfolio seeks to achieve its objective through such aggressive investment policies, the risk of loss increases. The Portfolio is therefore not intended for investors whose principal objective is assured income or preservation of capital.

Growth and Income Portfolio

     This Portfolio seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

High Yield Portfolio

     This portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective, this Portfolio seeks capital appreciation where consistent with its primary objective. Many of the high-yielding securities in which the High-Yield Portfolio invests are rated in the lower rating categories (i.e. below investment grade) by nationally recognized rating services. These securities, which are often referred to as "junk bonds", are subject to greater risk loss of principal and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

International Portfolio

     This Portfolio seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.


North American Government Income Portfolio

     This Portfolio seeks the highest level of current income, consistent with what the adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.

Global Dollar Government Portfolio

     This portfolio seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominately speculative as regards the issuer's capacity to pay interest and repay principal.

Utility Income Portfolio

     This Portfolio seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communications equipment and services, and in the provision of other utility or utility-related goods and services.

U.S. Government/High Grade Securities Portfolio

     This Portfolio seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities, and other high grade debt securities.

Global Bond Portfolio

     This Portfolio seeks to provide the highest level of current income consistent with what the Fund's Adviser and Sub-Adviser consider to be prudent investment risk that is available from a multi-currency portfolio of high quality debt securities of varying maturities.

Premier Growth Portfolio

     This Portfolio seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based on their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

Total Return Portfolio

     This Portfolio seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. Government and Agency obligations, bonds and senior debt securities.


Worldwide Privatization Portfolio

     This Portfolio seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

Technology Portfolio

     This Portfolio seeks growth of capital through investment in companies expected to benefit from advances in technology. The Technology Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.


Quasar Portfolio

     This portfolio seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Real Estate Investment Portfolio

     This portfolio seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

     There is no assurance that the investment objectives of the Portfolios will be met.




Voting Rights

     The Fund does not hold regular meetings of shareholders. The Directors of the Fund may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940 or the Articles of Incorporation of the Fund. In accordance with its view of present applicable law, the Company will vote the shares of the Fund held in the Variable Account at special meetings of the shareholders of the Fund in accordance with instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions from Owners and those shares which it owns in the same proportion as it votes shares for which it has received instructions from Owners.

     The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than sixty (60) days prior to the meeting of the Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting. The person having such voting rights will be the Owner before the Annuity Date or the death of the Annuitant (or Owner, as applicable), and thereafter, the payee entitled to receive payments under the Contract. During the Annuity Period, voting rights attributable to a Contract will generally decrease as the Contract Value attributable to an Annuitant decreases.

     The voting rights relate only to amounts invested in the Variable Account. There are no voting rights with respect to funds invested in the General Account.

     Shares of the Fund are sold only to separate accounts of life insurance companies. The shares of the Fund will be sold to separate accounts of the Company and its affiliate, American International Life Assurance Company of New York, as well as to separate accounts of other affiliated or unaffiliated life insurance companies to fund variable annuity contracts and/or variable life insurance policies. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees any such disadvantages, either to variable life insurance policyowners or to variable annuity Owners, the Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a material irreconcilable conflict were to occur, the relevant participating life insurance companies will take whatever steps are necessary, at their expense, to remedy or eliminate the irreconcilable material conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.

Substitution Of Shares

     If the shares of the Fund (or any Series within the Fund) should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the Contracts, the Company may substitute shares of another mutual fund (or Series within the Fund) for Fund shares already purchased or to be purchased in the future by purchase payments under the Contracts. No substitution of securities may take place without any required prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

Allocation Of Purchase Payments to Sub-accounts

     Initial purchase payments are allocated to the Sub-account(s) selected by the Owner in the application except that in those states which require the Company to deduct premium taxes upon receipt of a purchase payment the Company will deduct the premium tax prior to allocating the purchase payment to such Sub-account(s). The selection must specify a percentage for each Sub-account that is a whole number, and must be either 0% or a number equal to or greater than 10%. Subsequent purchase payments under flexible premium Contracts may be made at any time prior to the Annuity Date and will be allocated to the Sub-accounts selected by the Owner. If no selection is made, subsequent purchase payments will be allocated to the Sub-account(s) selected by the Owner according to the most recent selection request received at the Company's Office. At the time of the allocation the purchase payment is divided by the value of the Accumulation Unit for the particular Sub-account for the Valuation Period during which such allocation occurs to determine the number of Accumulation Units attributable to the purchase payment.


     The initial purchase payment under an IRA plan will be allocated to the Money Market Sub-account until the expiration of twenty (20) days from the day the Contract is mailed from the Company's office. Single Premium free look period is 10 days. Thereafter, the Contract Value shall be reallocated in accordance with instructions specified in the application. In the case of flexible premium Contracts, subsequent purchase payments will be directly allocated to the Sub-account(s) selected by the Owner according to the most recent selection request received at the Company's Office.


Transfer Of Contract Values

     Before the Annuity Date, the Owner may transfer, by written request or telephone authorization, Contract Values from one Sub-account to another Sub-account, subject to the following conditions:

     (a) the amount transferred from any Sub-account must be at least $1,000 (or the entire Sub-account value, if less);

     (b)  if  less  than  $1,000  would  remain  in the  Sub-account  after  the
          transfer,   the  Company  will  transfer  the  entire  amount  in  the
          Sub-account;

     (c) the Company may reject any more than twelve (12) transfer requests per Contract Year; and

     (d) The Company will deduct any transfer charge assessed on the transaction. The Company is currently not assessing a transfer fee for the first twelve (12) transfers per Contract Year. The Company is assessing a transfer fee of $10 per transfer thereafter. The Company may increase the transfer fee to an amount not to exceed $30 per transfer. The transfer fee will be deducted from either the
          Sub-account which is the source of the transfer or from the amount transferred if the entire value in the Sub-account is transferred. (See also "Appendix - General Account").

     Transfer by telephone is authorized by and described in the application for the Contract. The Company will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. All calls will be recorded. All transfers performed by telephone authorization will be confirmed in writing to the Contract Owner. The Company is not liable for any loss, cost, or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.

     After the Annuity Date, the payee of the annuity payments may transfer the Contract Value allocated to the Variable Account from one Sub-account to another Sub-account. However, the Company reserves the right to refuse any more than one transfer per month. The transfer fee is the same as before the Annuity Date. This transfer fee will be deducted from the next annuity payment after the transfer. If following the transfer, the units remaining in the Sub-account would generate a monthly payment of less than $100, then the Company may transfer the entire amount in the Sub-account.

     Once the transfer is effected, the Company will recompute the number of Annuity Units for each Sub-account. The number of Annuity Units for each Sub-account will remain the same for the remainder of the payment period unless the payee requests another change.

                                  CHARGES AND DEDUCTIONS

     Various charges and deductions are made from Contract Values and the Variable Account. These charges and deductions are as follows:


Deduction for State Premium Taxes

     Any premium or other taxes levied by any governmental entity with respect to the Contracts will be charged against the purchase payments or Contract Value. Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5% of premiums paid. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time of annuitization. Premium taxes are subject to being changed or amended by state legislatures, administrative interpretations or judicial acts.



Deduction for Mortality and Expense Risk Charge

     The Company deducts for each Valuation Period a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account (consisting of approximately .90% for mortality risks and approximately .35% for expense risks). The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant, to waive the Deferred Sales Charge in the event of the death of the Annuitant and to provide the death benefit prior to the Annuity Date. The expense risk assumed by the Company is that the costs of administering the Contracts and the Variable Account will exceed the amount received from any Administrative Charge.

     If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be profit to the Company.

     The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

     The Mortality and Expense Risk Charge is deducted during the Accumulation Period and after the Annuity Date.

     The Company currently offers annuity payment options that are based on a life contingency. (See "Annuity Period - Annuity Options" on page .) It is possible that in the future the Company may offer additional payment options which are not based on a life contingency. If this should occur and if a Owner should elect a payment option not based on a life contingency, the Mortality and Expense Risk Charge is still deducted but the Owner receives no benefit from it.

Deduction for Deferred Sales Charge

     In the  event  that an  Owner  makes a  withdrawal  in  excess  of the Free
Withdrawal Amount for the first withdrawal in a Contract Year, or makes subsequent withdrawals in a Contract Year, other than by way of the Systematic Withdrawal Program (See "Withdrawals-Systematic Withdrawal Program" on page _____), a Deferred Sales Charge may be imposed. The Free Withdrawal Amount for flexible premium Contracts is equal to 10% of the purchase payments paid, less any prior withdrawals at the time of withdrawal; however, the Deferred Sales Charge applies only to those purchase payments received within six (6) years of the date of surrender. (See, however, "Purchasing a Contract - Discount Purchase Programs" on page ____.) The Free Withdrawal Amount for a Single Premium Contract is equal to 10% of the Contract Value at the time of withdrawal.

     The Deferred Sales Charge will vary in amount depending upon the time which has elapsed since the date on which a purchase payment was made. In calculating the Deferred Sales Charge, Premium is allocated to the amount surrendered on a first-in, first out basis. The amount of any withdrawal which exceeds the Free Withdrawal Amount will be subject to the following charges:


                                                              Deferred
                                                            Sales Charge
   Single Premium Contracts     Flexible Premium Contracts  Percentage



    Contract Year 1               Premium Year 1                 6%
    Contract Year 2               Premium Year 2                 5%
    Contract Year 3               Premium Year 3                 4%
    Contract Year 4               Premium Year 4                 3%
    Contract Year 5               Premium Year 5                 2%
    Contract Year 6               Premium Year 6                 1%
    Contract Year 7               Premium Year 7
    and thereafter                and thereafter                 None


     The aggregate Deferred Sales Charges paid with respect to a Contract shall not exceed 8.5% of the purchase payments for such Contract.

     The Deferred Sales Charge is intended to reimburse the Company for expenses incurred which are related to Contract sales. The Company does not expect the proceeds from the Deferred Sales Charge to cover all distribution costs. To the extent such charge is insufficient to cover all distribution costs, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.


     Certain restrictions on surrenders are imposed on Contracts issued in connection with retirement plans which qualify as a 403(b) Plans or IRA. (See "Taxes - 403(b) Plans" on page .)



Deduction for Administrative Charge

     The Company deducts for each Valuation Period a daily Administrative Charge which is equal on an annual basis to .15% of the average daily net asset value of the Variable Account. The Company also deducts an annual Administrative Charge which is currently $30 per year, from the Contract Value.

     The daily Administrative Charge is deducted during the Accumulation Period and after the Annuity Date.

     Prior to the Annuity Date, the annual Administrative Charge is deducted from the Contract Value on each Contract Anniversary. If the Annuity Date is a date other than a Contract Anniversary, the Company will also deduct a pro-rata portion of the annual Administrative Charge from the Contract Value for the fraction of the Contract Year preceding the Annuity Date.

     The annual Administrative Charge is also deducted in full on the date of any total withdrawal. The annual Administrative Charge will be deducted from each Sub-account of the Variable Account in the proportion that the value of each Sub-account attributable to the Contract bears to the total Contract Value.

     After the Annuity Date, the annual Administrative Charge is deducted on a pro-rata basis from each annuity payment and is guaranteed to remain at the same amount as at the Annuity Date.

Deduction for Income Taxes

     The Company deducts from the Contract Value and/or the Variable Account any Federal income taxes resulting from the operation of the Variable Account. The Company does not currently anticipate incurring any income taxes. Surrenders and withdrawals may be taxable and subject to a penalty tax. (See "Taxes" beginning on page .)


Other Expenses

     There are deductions from and expenses paid out of the assets of the Fund which are described in the accompanying Prospectus for the Fund.


                         ADMINISTRATION OF THE CONTRACTS

     While the Company has primary responsibility for all administration of the Contracts and the Variable Account, it has retained the services of Delaware Valley Financial Services, Inc. ("DVFS") pursuant to an administrative agreement. Such administrative services include issuance of the Contracts and maintenance of Owner's records. DVFS serves as the administrator to various insurance companies offering variable contracts.


                           RIGHTS UNDER THE CONTRACTS

     The Owner has all rights and may receive all benefits under the Contract. The Owner is named in the application. Ownership may be changed prior to the Annuity Date through the submission of written notification of the change to the Company on a form acceptable to the Company. On and after the Annuity Date, the Annuitant and Owner shall be one in the same person, unless otherwise provided for. In the case of Contracts issued in connection with an IRA, the Owner must be the Annuitant.

     The Owner's spouse is the only person eligible to be the Contingent Owner. (See "Death Benefit - Death of the Owner" on page .) Any new choice of Annuitant or Contingent Owner will automatically revoke any prior choices.

     The Owner may, except in the case of a Contract issued in connection with either an IRA or a 403(b) Plan, assign a Contract at any time before the Annuity Date and while the Annuitant is alive. A copy of any assignment must be filed with the Company. The Company is not responsible for the validity of any assignment. If the Contract is assigned, the rights of the Owner and those of any revocable Beneficiary will be subject to the assignment. An assignment will not affect any payments the Company may make or action it may take before it is recorded. Inasmuch as an assignment or change of ownership may be a taxable event, Owners should consult competent tax advisers should they wish to assign their Contracts.

     The Contract may be modified only with the consent of the Owner, except as may be required by applicable law.


                                      ANNUITY PERIOD

Annuity Benefits

     If the Annuitant and Owner are alive on the Annuity Date, the Company will begin making payments to the Annuitant under the annuity option or options the Owner has chosen.

     The Owner may choose or change an annuity payment option by making a written request at least thirty (30) days prior to the Annuity Date.

     The amount of the payments will be determined by applying the Contract Value on the Annuity Date. The amount of the annuity payments will depend on the age of the payee at the time the settlement contract is issued. At the Annuity Date the Contract Value in each Sub-account will be applied to the applicable annuity tables contained in the Contract. The amount of the Sub-account annuity payments are determined through a calculation described in the Section captioned "Annuity Provisions" in the Statement of Additional Information.

Annuity Date

     The Annuity Date for the Annuitant is:

     (a) the first day of the calendar month following the later of the Annuitant's 85th birthday or the 10th Contract Anniversary; or

     (b) such earlier date as may be set by applicable law.

     The Owner may designate an earlier date in the application or may change the Annuity Date by making a written request at least thirty (30) days prior to the Annuity Date being changed. However, any Annuity Date must be:

     (a)  no later than the date defined in (a) above; and

     (b) the first day of a calendar month.

     In addition, for IRA and 403(b) Plan Contracts, certain provisions of your retirement plan or the Code may further restrict your choice of an Annuity Date. (See "Taxes - 403(b) Plans" on page, and "Taxes Individual Retirement Annuities" on page .)


Annuity Options

     The Owner may choose to receive annuity payments which are fixed, or which are based on the Variable Account, or a combination of the two. If the Owner elects annuity payments which are based on the Variable Account, the amount of the payments will be variable. The Owner may not transfer Contract Values between the General Account and the Variable Account after the Annuity Date, but may, subject to certain conditions, transfer Contract Values from one Sub-account to another Sub-account. (See "Alliance Variable Products Series Fund, Inc. - Transfer of Contract Values" on page .)

     If the Owner has not made any annuity payment option selection at the Annuity Date, the Contract Value will be applied to purchase Option 2 fixed basis annuity payments and Option 2 variable basis annuity payments, in proportion to the amount of Contract Value in the General Account and the Variable Account, respectively.

     The annuity payment options are:

     Option 1: Life Income. The Company will pay an annuity during the lifetime of the payee.

     Option 2: Life Income with 10 Years of Payments Guaranteed. The Company will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for less than 10 years:

     (a) payments will be continued during the remainder of the period to the successor payee;

     (b) the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this Option; or

     (c) the guaranteed period will not in the case of Contracts issued in connection with an IRA exceed the life expectancy of the Annuitant at the time the first payment is due.

     Option 3: Joint and Last Survivor Income. The Company will pay an annuity for as long as either the payee or a designated second person is alive. In the event that the Contract is issued in connection with an IRA, the payments in this Option will be made only to the Annuitant and the Annuitant's spouse.

     The annuity payment options are more fully explained in the Statement of Additional Information. The Company may also offer additional options at its own discretion.

Annuity Payments

     If the Contract Value applied to annuity payment options is less than $2,000, the Company has the right to pay the amount in a lump sum in lieu of annuity payments. The Company makes all other annuity payments monthly. However, if the total monthly annuity payment would be less than $100 the Company has the right to make payments semi-annually or annually.

     If fixed annuity payments are selected, the amount of each fixed payment is determined by multiplying the Contract Value allocated to purchase fixed annuity payments by the factor shown in the annuity table specified in the Contract for the option selected, divided by 1,000.

     If variable annuity payments are selected, the Annuitant receives the value of a fixed number of Annuity Units each month. The actual dollar amount of variable annuity payments is dependent upon: (i) the Contract Value at the time of annuitization; (ii) the annuity table specified in the Contract; (iii) the Annuity Option selected; (iv) the investment performance of the Sub-account selected; and (v) the pro-rata portion of the annual Administrative charge.

     The annuity tables contained in the Contract are based on a 5% assumed investment rate. If the actual net investment rate exceeds 5%, payments will increase. Conversely, if the actual rate is less than 5%, annuity payments will decrease.


                                  DEATH BENEFIT

Death Benefit

     If the Annuitant (or Owner, if applicable) dies before the Annuity Date, the Company will pay a death benefit equal to the greater of: (a) the purchase payments paid less withdrawals; (b) the Contract Value; or, (c) the greatest Contract Value at any sixth contract anniversary increment (i.e., sixth, twelfth, eighteenth, etc.) plus any additional purchase payment paid less any subsequent withdrawals.

     Before the Company will pay any death benefit, the Company will require due proof of death. The Company will determine the value of the death benefit as of the Valuation Period following receipt of due proof of death at the Company's Office. The Company will pay the death benefit to the Beneficiary in accordance with any applicable laws governing the payment of death proceeds.

     Payment of the death benefit may be made in one lump sum or applied under one of the annuity payment options. (See "Annuity Period - Annuity Options" on page .) The Owner may by written request elect that any death benefit of at least $2,000 be received by the Beneficiary under an annuity payment option. (See "Annuity Period - Annuity Options" on page .) If no payment option had been selected by the Owner, the Beneficiary has sixty (60) days in which to make a written request to elect either a lump sum payment or any annuity payment option. Any lump sum payment will be made within seven (7) days after the Company has received due proof of death and the written election of the Beneficiary, unless a delay of payments provision is in effect. (See Statement of Additional Information "General Information Delay of Payments.")

Death of the Owner

     If an Owner dies before the Annuity Date, the entire Contract Value must be distributed within five (5) years of the date of death, unless:

     (a) it is payable over the lifetime of a designated Beneficiary with distributions beginning within one (1) year of the date of death; or

     (b) the Contingent Owner, if any, continues the Contract in his or her own name.

     In the case of Contracts issued in connection with an IRA plan, the Beneficiary may elect to accelerate these payments. Any method of acceleration chosen must be approved by the Company.

     If the Owner dies after the Annuity Date, distribution will be as provided in the annuity payment option selected.

                              PURCHASING A CONTRACT

Application

     In order to acquire a Contract, an application provided by the Company must be completed and submitted to the Company's Office for acceptance. The Company must also receive the initial purchase payment. Upon acceptance, the Contract is issued to the Owner and the purchase payment is then credited to the Variable Account and converted into Accumulation Units, except in those states where the applicable premium tax is deducted from the purchase payment. (See "Alliance Variable Products Series Fund, Inc. - Allocation of Purchase Payment to Sub-accounts" on page .) If the application for a Contract is in good order, the Company will apply the purchase payment to the Variable Account and credit the Contract with Accumulation Units within two (2) business days of receipt. In addition to the underwriting requirements of the Company, good order means that the Company has received federal funds (monies credited to a bank's account with its regional Federal Reserve Bank). If the application for a Contract is not in good order, the Company will attempt to get it in good order within five (5) business days or the Company will return the application and the purchase payment, unless the prospective owner specifically consents to the Company's retaining them until the application is made complete.


Purchase Payments

     The minimum initial purchase payment is $5,000 for Non-Qualified Contracts and $2,000 for a Contract purchased in connection with an IRA or 403(b) Plan.

     Owners of flexible premium contracts may make additional purchase payments prior to the Annuity Date. The minimum additional purchase payment the Company will accept is $1,000. The Company reserves the right to refuse to accept any additional purchase payments.

Discount Purchase Programs

     Purchases made by officers, directors and employees of either the Company, an affiliate of the Company or any individual, firm or company that has executed the necessary agreements to sell the Contracts and members of each of their immediate families will not be subject to the Deferred Sales Charge. (See "Charges and Deductions - Deduction for Deferred Sales Charge" on page _____.) Such purchases include retirement accounts and must be for accounts in the name of the individual or qualifying family member.

Distributor


     AIG Equity Sales Corp. ("AIGESC"), formerly known as American International Fund Distributors, Inc., 80 Pine Street, New York, New York, acts as the distributor of the Contracts. AIGESC is a wholly-owned subsidiary of American International Group, Inc. and an affiliate of the Company.


     Commissions not to exceed 7% of purchase payments will be paid to entities which sell the Contracts. Additional payments may be made for other services not directly related to the sale of the Contracts, including the recruitment and training of personnel, production of promotional literature, and similar services.


     Under the Glass-Steagall Act and other laws, certain banking institutions may be prohibited from distributing variable annuity contracts. If a bank were prohibited from performing certain agency or administrative services and receiving fees from AIGESC, Owners who purchased Contracts through the bank would be permitted to retain their Contracts and alternate means for servicing those Owners would be sought. It is not expected, however, that Owners would suffer any loss of services or adverse financial consequences as a result of any of these occurrences.


                                      CONTRACT VALUE

     The Contract Value is the sum of the value of all Sub-account Accumulation Units attributable to the Contract and amounts contributed to a guarantee period of the General Account. (See "Appendix-General Account Option"). The value of an Accumulation Unit will vary from Valuation Period to Valuation Period. The value of an Accumulation Unit is determined at the end of the Valuation Period and reflects the investment earnings, or loss, and the deductions for the Valuation Period.


                                   WITHDRAWALS

Partial Withdrawal

     The Owner may partially withdraw Contract Value from the Contract prior to the Annuity Date. Any partial withdrawal is subject to the following conditions:

     (a)  the Company must receive a written request;

     (b)  the amount requested must be at least $500;

     (c) any applicable Deferred Sales Charge will be deducted;

     (d) the amount withdrawn will be the sum of the amount requested and the amount of any applicable Deferred Sales Charge; and

     (e) the Company will deduct the amount requested plus any Deferred Sales Charge from each Sub-account of the Variable Account either as specified or in the proportion that the Sub-account bears to the total Contract Value.


     Withdrawals (including systematic withdrawals discussed below) may be taxable and subject to a penalty tax. (See "Taxes" beginning on page .)



Systematic Withdrawal Program

     During the Accumulation Period an Owner may at any time elect in writing to take systematic withdrawals from one or more of the Sub-accounts or from a guarantee period of the General Account (See "Appendix-General Account Option") for a period of time not to exceed 12 months. In order to initiate this program, the amount to be systematically withdrawn must be equal to or greater than $200 provided that the Contract Value is equal to or greater than $24,000 and the amount to be withdrawn does not exceed the Free Withdrawal Amount. Systematic withdrawals will be made without the imposition of the Deferred Sales Charge. Systematic withdrawals may occur monthly or quarterly.

     The systematic withdrawal program may be cancelled at any time by written request or automatically should the Contract Value fall below $1,000. In the event the systematic withdrawal program is cancelled, the Owner may not elect to participate in such program until the next Contract Anniversary.

     An Owner may change once per Contract Year the amount or frequency subject to be withdrawn on a systematic basis.

     The systematic withdrawal program is annually renewable, although the limitations set forth above shall continue to apply.

     The Free Withdrawal Amount (see "Charges and Deductions - Deduction for Deferred Sales Charge" on page ) and Dollar Cost Averaging (See Statement of Additional Information-"General Information- Transfers") are not available while a Owner is receiving systematic withdrawals. An Owner will be entitled to the Free Withdrawal Amount and Dollar Cost Averaging on and after the Contract Anniversary next following the termination of the systematic withdrawal program.

     Implementation of the systematic withdrawal program may subject an Owner to adverse tax consequences, including a 10% tax penalty tax. (See "Taxes Taxation of Annuities in General" on page for a discussion of the tax consequences of withdrawals.)

Total Withdrawal

     The Owner may withdraw the entire Contract Value prior to the Annuity Date. A total withdrawal will cancel the Contract. The total withdrawal value is equal to the Contract Value next calculated after receipt of the written withdrawal request, less any applicable Deferred Sales Charge, less the annual Administrative Charge and less any applicable premium taxes, and, less any applicable charges assessed to amounts in the General Account. (See "Charges and Deductions" on page and "Appendix-General Account Option".)

Payment of Withdrawals

     Any Contract Values withdrawn will be sent to the Owner within seven (7) days of receipt of the written request, unless the Delay of Payments provision is in effect. (See Statement of Additional Information "General Information Delay of Payments.") (See "Taxes - Taxation of Annuities in General" on page for a discussion of the tax consequences of withdrawals.)

     The Company reserves the right to ensure that an Owner's check or other form of purchase payment has been cleared for payment prior to processing any withdrawal or redemption request occurring shortly after a purchase payment.

     Certain restrictions on withdrawals are imposed on Contracts issued in connection with 403(b) Plans. (See "Taxes - 403(b) Plans" on page .)

                                      TAXES

Introduction

     The Contracts are designed to accumulate Contract Values with retirement plans which, except for IRAs and 403(b) Plans, are generally not tax-qualified plans. The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, Annuitant or Beneficiary depend on the Company's tax status and upon the tax and employment status of the individual concerned. Accordingly, each potential Owner should consult a competent tax adviser regarding the tax consequences of purchasing a Contract.


     The following discussion is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the Federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service (the "Service"). For a discussion of Federal income taxes as they relate to the Fund, please see the accompanying Prospectus for the Fund.

Company Tax Status

     The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Contract Value. Under existing Federal income tax law, the Variable Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes from the assets of the Variable Account should they be imposed with respect to such items in the future.

Taxation of Annuities in General - Non-Qualified Plans

     Code Section 72 governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under the Contract. However, under certain circumstances, the increase in value may be subject to tax currently. (See "Contracts Owned by Non-Natural Persons," and "Diversification Standards".)

     Withdrawals prior to the Annuity Date

     Code Section 72 provides that a total or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract on the date of withdrawal exceed the "investment in the contract," as that term is defined under the Code. The "investment in the contract" can generally be described as the cost of the Contract. It generally constitutes the sum of all purchase payments made for the contract less any amounts received under the Contract that are excluded from gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

     Withdrawals on or after the Annuity Date

     Upon receipt of a lump sum payment on full surrender of the Contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. The taxable portion is taxed as ordinary income.

     If the recipient receives annuity payments rather than a lump sum payment, a portion of the payment is included in taxable income when received. For fixed annuity payments, the taxable portion of each payment is generally determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the nontaxable portion of the payment. The remaining portion of each payment is taxed as ordinary income.

     For variable annuity payments, the taxable portion is determined by a formula which establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income.

     The recipient is able to exclude a portion of the payments received from taxable income until the investment in the Contract is fully recovered. Annuity payments are fully taxable after the investment in the Contract is recovered. If the recipient dies before the investment in the Contract is recovered, the recipient's estate is allowed a deduction for the remainder.

     Penalty Tax on Certain Withdrawals

     With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a 10% penalty tax is imposed upon the portion of such amount which is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the Owner (or where the Owner is not an individual, the death of the "primary annuitant", who is defined as the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) allocable to investment in the Contract before August 14, 1982; (v) under a qualified funding asset (as defined in Code
Section 130(d)); (vi) under an immediate annuity contract; or (vii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount equal to the tax that would have been imposed but for item (iii) above as determined under Treasury Regulations, plus interest for the deferral period. The foregoing rule applies if the modification takes place: (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2; or (b) before the taxpayer reaches age 59 1/2.

     Assignments

     Any assignment or pledge of the Contract as collateral for a loan may result in a taxable event and the excess of the Contract Value over purchase payments will be taxed to the assignor as ordinary income. Please consult your tax adviser prior to making an assignment of the Contract.


     Generation Skipping Transfer Tax

     A transfer of the Contract or the designation of a beneficiary who is either 37 1/2 years younger than the Owner or a grandchild of the Owner may have Generation Skipping Transfer Tax consequences.


     Distribution-at-Death Rules

     In order to be treated as an annuity contract for Federal income tax purposes, a Contract must generally provide for the following two distribution rules: (i) if the Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as the method in effect on the Owner's death; and (ii) if an Owner dies before the Annuity Date, the entire interest must generally be distributed within five years after the date of death. To the extent such interest is payable to a designated Beneficiary, however, such interest may be annuitized over the life of that Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as distributions commence within one year after the date of death. The designated Beneficiary is the person whom ownership of the Contract passes by reason of death, and must be a natural person. If the Beneficiary is the spouse of the Owner, the Contract may be continued unchanged in the name of the spouse as Owner.


     If the Owner is not an individual, the "primary annuitant" (as defined under the Code) is considered the Owner. In addition, when the Owner is not an individual, a change in the primary annuitant is treated as the death of the Owner.

     Gifts of Contracts

     Any transfer of a Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger tax on the gain in the Contract. The transferee will receive a step-up in basis for the amount included in the transferor's income. This provision, however, does not apply to those transfers between spouses or incident to a divorce which are governed by Code Section 1041(a).

     Contracts Owned by Non-Natural Persons

     If the Contract is held by a non-natural person (for example, a corporation or trust) the Contract is generally not treated as an annuity contract for Federal income tax purposes, and the income on the Contract (generally the excess of the Contract Value over the purchase payments) is includable in income each year. The rule does not apply where the non-natural person is only the nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply when the Contract is acquired by the estate of a decedent, when the Contract is held under certain qualified plans, when the Contract is a qualified funding asset for structured settlements, when the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity.

     Section 1035 Exchanges

     Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another annuity contract, unless money is distributed as part of the exchange. A replacement contract obtained in a tax-free exchange of contracts succeeds to the status of the surrendered contract. Special rules and procedures apply to Code Section 1035 transactions. Prospective owners wishing to take advantage of Code Section 1035 should consult their tax advisers.


     Multiple Contracts

     Annuity contracts that are issued by the same company (or affiliate) to the same Owner during any calendar year will be treated as one annuity contract in determining the amount includable in the taxpayer's gross income. Thus, any amount received under any such contract prior to the contract's annuity starting date will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts. The Treasury has broad regulatory authority to prevent avoidance of the purposes of this aggregation rule. It is possible that, under this authority, Treasury may apply this rule to amounts that are paid as annuities (on or after the starting date) under annuity contracts issued by the same company to the same Owner during any calendar year period. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income. Owners should consult a tax adviser before purchasing more than one Contract or other annuity contracts.


     Withholding

     The Company is required to withhold Federal income taxes on withdrawals, lump sum distributions, and annuity payments that include taxable income unless the payee elects to not have any withholding or in certain other circumstances. Special withholding rules apply to payments made to non-resident aliens.

     Lump-sum Distribution or Withdrawal

     The Company is required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless You elect out of withholding.

     Annuity Payments

     The Company will withhold on the taxable portion of annuity payments based on a withholding certificate You file with the Company. If you do not file a certificate, You will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

     You are liable for payment of Federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Diversification Standards

     To comply  with the  diversification  regulations  promulgated  under  Code
Section 817(h) (the "Diversification Regulations"), after a start-up period, each Sub-account is required to diversify its investments. The Diversification Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the assets of a Sub-account is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies so that an investment in the Fund is not treated as one investment but is treated as an investment in a pro-rata portion of each underlying asset of the Fund. All securities of the same issuer are treated as a single investment. In the case of government securities, each Government agency or instrumentality is treated as a separate issuer.

     In connection with the issuance of the proposed and temporary version of the Diversification Regulations, Treasury announced that such regulations do not provide guidance concerning the extent to which Owners may direct their investments to particular divisions of a separate account. It is possible that if and when additional regulations or IRS pronouncements are issued, the Contract may need to be modified to comply with such rules. For these reasons, the Company reserves the right to modify the Contract, as necessary, to prevent the Owner from being considered the owner of the assets of the Variable Account.

     The Company intends to comply with the Diversification Regulations to assure that the Contracts continue to be treated as annuity contracts for Federal income tax purposes.


Tax-Favored Plans


      By attachment of an endorsement that reflects the limits of Code section 408(b), the Contracts may be used as an IRA. The Contracts are also available for use in connection with a previously established 403(b) Plan. No attempt is made herein to provide more than general information about the use of the Contracts with IRAs or 403(b) Plans. The information herein is not intended as tax advice. A prospective Owner considering use of the Contract to create an IRA or in connection with a 403(b) Plan should first consult a competent tax adviser with regard to the suitability of the Contract as an investment vehicle for their qualified plan.

     While the Contract will not be available in connection with retirement plans designed by the Company which qualify for the federal tax advantages available under Sections 401 and 457 of the Code, a Contract can be used as the investment medium for an individual Owner's separately qualified 401 retirement plan. Distributions from a 401 qualified plan or 403(b) Plan (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan or an IRA. If the recipient is unable to take full advantage of the tax-free rollover provisions, there may be taxable income, and the imposition of a 10% penalty tax if the recipient is under age 59 1/2 (unless another exception applies under Code Section 72(t)). A prospective Owner considering use of the Contract in this manner should consult a competent tax advisor with regard to the suitability of the Contract of this purpose and for information concerning the provisions of the Code applicable to qualified plans, 403(b) Plans, and IRAs.

Individual Retirement Annuities


     Section 408 of the Code permits eligible individuals to contribute to an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA, provided certain conditions are met. Section 408A of the Code provides special rules for "Roth IRAs." The basic distinction between a Roth IRA and a regular IRA is that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are not includible in gross income for federal income tax purposes. Other differences include the ability to make contributions to a Roth IRA after age 70 1/2 and to defer distributions beyond age 70 1/2. Taxpayers whose adjusted gross incomes exceed certain levels are not eligible for Roth IRAs. Sales of the Contracts for use with IRAs are subject to special requirements imposed by the Service, including the requirement that informational disclosure be given to each person desiring to establish an IRA. Contracts offered in connection with an IRA by this Prospectus are not available in all states.

403(b) Plans


      Code Section 403(b)(11) imposes certain restrictions on a Owner's ability to make partial withdrawals from Code Section 403(b) Contracts, if attributable to purchase payments made under a salary reduction agreement. Specifically, Code
Section 403(b)(11) allows a Owner to make a surrender or partial withdrawal only
(a) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, only an amount equal to the purchase payments may be withdrawn. In addition, 403(b) Plans are subject to additional requirements, including: eligibility, limits on contributions, minimum distributions, and nondiscrimination requirements applicable to the employer. Owners and their employers are responsible for compliance with these rules. Contracts offered in connection with a 403(b) Plan offered by this Prospectus, are not available in all states.

                                LEGAL PROCCEDINGS

      The Company knows of no legal proceeding pending to which the Variable Account is a party or which would materially affect the Variable Account.

                                  LEGAL MATTERS


     Legal matters relating to the federal securities laws in connection with the Contracts described herein are being passed upon by the law firm of Jorden, Burt, Boros, Cicchetti, Berenson & Johnson LLP, Washington D.C.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                                                           PAGE
General Information.................................
   The Company......................................
   Independent Accountants..........................
   Legal Counsel....................................
   Distributor......................................
   Calculation of Performance Related Information...
   Delay of Payments................................
   Transfers........................................
Method of Determining Contract Values...............
Annuity Provisions..................................
Annuity Benefits....................................
   Annuity Options..................................
   Variable Annuity Payment Values..................
   Annuity Unit.....................................
   Net Investment Factor............................
   Additional Provisions............................
Financial Statements................................

                                    APPENDIX

GENERAL ACCOUNT OPTION

      Under the General Account option, Contract Values are held in the Company's General Account. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 nor is the General Account registered as an investment company under the Investment Company Act of 1940. The Company understands that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the General Account portion of the Contract. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The General Account option is not available in all states.

      During the Accumulation Period the Owner may allocate amounts to the General Account. The General Account is an account maintained by us into which all of our assets have been allocated other than the assets of the Variable Account and any other separate accounts we maintain. The initial Purchase Payment will be invested in the General Account in accordance with the selection made by the Owner in the application. In the case of flexible premium Contracts, additional Purchase Payments will be allocated to General Account in accordance with the selection made by the Owner in the application or the most recent selection received at the Company Office, unless otherwise specified by the Owner. If the Owner elects to withdrawal amounts from the General Account such withdrawal, except as otherwise provided in this Appendix, will be subject to the same conditions as imposed on withdrawals from the Variable Account. The Company reserves the right to delay any payment from the General Account for up to six (6) months from the date it receives such request at its Office.

INVESTMENTS IN THE GENERAL ACCOUNT


     An allocation of the initial Purchase Payment to the General Account Option must equal the greater of (a) or (b) where: (a) is a percentage that is a whole number, equal to or greater than 10% and (b) is a dollar amount which is equal to or greater than $3,000. Subsequent Purchase Payments under flexible premium Contracts allocated to the General Account Option must be equal to or greater than $3,000. Amounts invested in the General Account are credited with interest on a daily basis at the then applicable effective guarantee rate. The effective guarantee rate is that rate in effect when the Owner allocates or transfers amounts to the General Account. If the Owner has allocated or transferred amounts at different times to the General Account, each allocation or transfer may have a unique effective guarantee rate and the General Account Option associated with that amount. We guarantee that the effective guarantee rate will not be changed more than once per year and will not be less than 3%.


GENERAL ACCOUNT TRANSFERS

      During the Accumulation Period the Owner may transfer, by written request or telephone authorization, Contract Values to or from a sub-account of the Variable Account to or from a guarantee period of the General Account at any time, subject to the conditions set out under Transfer of Contract Values Section.

MINIMUM SURRENDER VALUE


     The Minimum Surrender Value for amounts allocated to the General Account equals the amounts allocated (less withdrawals) with interest compounded annually at the rate of 3%, reduced by any applicable Deferred Sales Charge.




                      INDIVIDUAL AND GROUP SINGLE PREMIUM
                              AND FLEXIBLE PREMIUM
                           VARIABLE ANNUITY CONTRACTS


                                    issued by

                               VARIABLE ACCOUNT I

                                       and

                           AIG LIFE INSURANCE COMPANY
                                 One Alico Plaza
                           Wilmington, Delaware 19899


      The Individual Deferred Variable Annuity Contracts (the "Individual Contracts") and Group Deferred Variable Annuity Contracts ("the Group Contracts") (collectively, the "Contracts") described in this Prospectus provide for accumulation of Contract Values and payment of monthly annuity payments. The Contracts may be used in retirement plans which do not qualify for federal tax advantages ("Non-Qualified Contracts") or in connection with retirement plans which may qualify as Individual Retirement Annuities ("IRA") under Section 408 of the Internal Revenue Code of 1986, as amended (the "Code") or Section 403(b) of the Code ("403(b) Plan"). The Contracts will not be available in connection with retirement plans designed by AIG Life Insurance Company (the "Company") which qualify for the federal tax advantages available under Sections 401 and 457 of the Code. Purchasers intending to use the Contracts in connection with an IRA or 403(b) Plan should seek competent tax advice.


     Purchase payments allocated among the Subaccounts of Variable Account I (the "Variable Account") will be invested in shares of corresponding portfolios as selected by the Owner from the following choices: Growth Portfolio, Quasar Portfolio, Technology Portfolio, Growth and Income Portfolio, Global Bond Portfolio or Premier Growth Portfolio of the ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.; the VIP High Income Portfolio, VIP Growth Portfolio, VIP Money Market Portfolio, of the FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS; VIP II Asset Manager Portfolio, VIP II Contrafund Portfolio or VIP II Investment Grade Bond Portfolio of the FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS II; the Small Company Stock Portfolio of the DREYFUS VARIABLE INVESTMENT FUND; the Worldwide Hard Assets Fund or Worldwide Emerging Markets Fund, of the VAN ECK WORLDWIDE INSURANCE TRUST; the DREYFUS STOCK INDEX FUND; or the Capital Appreciation Fund and International Equity Fund of the AIM VARIABLE INSURANCE FUNDS, INC. This Prospectus concisely sets forth the information a prospective investor ought to know before investing. Additional information about the Contracts is contained in the "Statement of Additional Information" which is available at no charge. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. The Table of Contents of the Statement of Additional Information can be found on page ___ of this Prospectus. For the Statement of Additional Information dated May 1, 1997, call or write AIG Life Insurance Company;
Attention: Variable Products, One Alico Plaza, Wilmington, Delaware 19801, 1-800-340-2765.


INQUIRIES: Purchaser inquiries can be made by calling the service office at 1-800-340-2765.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.


     PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE.


     REPLACEMENT OF AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT MAY NOT BE TO YOUR ADVANTAGE.


     THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE NOT AVAILABLE IN ALL STATES.

                                              Date of Prospectus:  May 1, 1998

                                 TABLE CONTENTS

                                                                            PAGE


Definitions....................................
Highlights.....................................
Fee
Table.............................................
Summary of Expenses............................

Condensed Financial Information................
The Company....................................
The Variable Account...........................
The Funds......................................
Charges and Deductions.........................


Administration of the Contracts................
Rights under the Contracts.....................
Annuity Period.................................


Death Benefit..................................

Purchasing a Contract..........................

Contract Value.................................
Withdrawals....................................


Taxes..........................................
Legal Proceedings..............................
Legal Matters..................................
Table of Contents of the Statement of Additional Information.....
Appendix - General Account Option..............



                                   DEFINITIONS

Accumulation Period - The period prior to the Annuity Date.

Accumulation Unit - Accounting unit of measure used to calculate the Contract Value prior to the Annuity Date.


Age - Age means age on last birthday.


Annuitant - The person upon whose continuation of life any annuity payment involving life contingencies depends. The Annuitant is named in the application.

Annuity Date - The date at which annuity payments are to begin.

Annuity Unit - Accounting unit of measure used to calculate variable annuity payments.


Beneficiary - The person or persons named in the application who will receive any benefit upon the death of the Contract Owner (or Annuitant as applicable) prior to the Annuity Date.


Contingent Owner - The Contingent Owner, if any, must be the spouse of the Purchaser as named in the application, unless changed.

Contract Anniversary - The same month and date as the Date of Issue in each subsequent year of the Contract or Certificate.

Contract Value - The value of all amounts accumulated under the Contract or Certificate.

Contract Year - Any period of twelve (12) months commencing with the Date of Issue and each Contract or Certificate Anniversary thereafter. Date of Issue The date when the initial purchase payment was invested.

Deferred Sales Charge - The sales charge that may be applied against amounts withdrawn prior to the Annuity Date if withdrawal is within six years of a purchase payment.

General Account - All of the Company's assets other than the assets of the Variable Account and any other separate accounts of the Company.


Office  - The  Annuity  Service  Office  of the  Company: c/o  Delaware  Valley
Financial   Services,   Inc.   300  Berwyn  Park,   P.O.  Box  3031,   Berwyn,
Pennsylvania 191312-0031.


Owner - The person designated as contract owner or certificate owner in the application, unless changed.


Premium Year - Any period of 12 months commencing with the date a purchase payment is made and ending on the same date in each succeeding 12 month period thereafter.


Valuation Date - Each day that the New York Stock Exchange is open for trading.


Valuation Period - The period commencing as of the close of the New York Stock Exchange (presently 4 P.M., Eastern Standard Time) on each Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.


Variable Account - A separate investment account of the Company, designated Variable Account I, into which purchase payments will be allocated.

                                   HIGHLIGHTS


Purchase payments for the Contracts will be allocated to a segregated investment account of the Company which account has been designated Variable Account I .The Variable Account invests in shares of the Portfolios of the available Funds.

The Contracts provide that in the event that an Owner withdraws all or a portion of the Contract Value within the first six Contract years of a premium payment there may be assessed a Deferred Sales Charge. The Deferred Sales Charge is based on a table of charges, of which the maximum charge is currently 6% of premium to which the charge is applicable for flexible premium Contracts, and 6% of the Contract Value for single premium Contracts, subject to a maximum of 8.5% of purchase payments. (See "Charges and Deductions - Deduction for Deferred Sales Charge" on page ____.)

Any premium or other taxes levied by any governmental entity with respect to the Contracts will be charged against the purchase payments or Contract Value. Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5%. (See "Charges and Deductions - Deduction for State Premium Taxes on page _____.)


The Company deducts from the Contract Value and/or the Variable Account any Federal income taxes resulting from the operation of the Variable Account. The Company does not currently anticipate incurring any income taxes. (See "Charges and Deductions - Deduction for Income Taxes" on page ______.)

The Company deducts for each Valuation Period a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account. (See "Charges and Deductions Deduction for Mortality and Expense Risk Charge" on page ______.)

The Company deducts for each Valuation Period an Administrative Charge which is equal on an annual basis to 0.15% of the average daily net asset value of the Variable Account. In addition, the Company deducts an annual Administrative Charge which is currently $30 per year, from the Contract Value. (See "Charges and Deductions - Deduction for Administrative Charge" on page ______.)

There are deductions and expenses paid out of the assets of the Funds which are described in the accompanying Prospectuses for the Funds.


Surrenders and withdrawals may be taxable and subject to a penalty tax. (See "Taxes" beginning on page ___.)

The Owner may return the Contract within twenty (20) days (the "Free Look Period") after it is received by delivering or mailing it to the Company's Office. The return of the Contract by mail will be effective when the postmark is affixed to a properly addressed and postage prepaid envelope. The Company will refund the Contract Value. In the case of Contracts issued in connection with an IRA, the Company will refund the greater of the purchase payment, less any withdrawals, or the Contract Value. However, if the laws of a state require that the Company refund, during the Free Look Period, an amount equal to the purchase payment paid less any withdrawals, the Company will refund such an amount.

                                    FEE TABLE



Owner Transaction Expenses
                                All Sub-Accounts

Sales Load Imposed on Purchases.......................................None

           Surrender Charge (as a percentage of amount surrendered):

Single Premium Contracts            Flexible Premium Contracts
- ------------------------            --------------------------

    Contract Year 1                        Premium Year 1             6%
    Contract Year 2                        Premium Year 2             5%
    Contract Year 3                        Premium Year 3             4%
    Contract Year 4                        Premium Year 4             3%
    Contract Year 5                        Premium Year 5             2%
    Contract Year 6                        Premium Year 6             1%
    Contract Year 7                        Premium Year 7             None
    and thereafter                         and thereafter


Exchange Fee Currently:
First 12 Per Contract Year                                            None
Thereafter                                                            $ 10

Annual Contract Fee                                                   $ 30

Separate Account Expenses
(as a percentage of average account value)
Mortality and Expense Risk Fees                                       1.25%
Account Fees and Expenses                                             0.15%

Total Separate Account Annual Expenses                                1.40%

                               SUMMARY OF EXPENSES


Annual Fund Expenses After Expense Reimbursements*

                                                                                                       Total
                                                                       Management       Other        Portfolio
Portfolio                                                                Fee           Expenses*      Expenses**
- ---------                                                             ---------      --------      ---------
Alliance Global Bond................................................     0.56%         0.38%          0.94%(1)
Alliance Premier Growth.............................................     1.00          0.08           1.08(1)
Alliance Growth.....................................................     0.75          0.09           0.84(1)
Alliance Growth and Income..........................................     0.63          0.09           0.72(1)
Alliance Quasar.....................................................     0.58          0.37           0.95(1)
Alliance Technology.................................................     0.76          0.19           0.95(1)
AIM V.I. Capital Appreciation Fund..................................     0.63          0.05           0.68(2)
AIM V.I. International Equity Fund..................................     0.75          0.18           0.93(2)
Fidelity VIP High Income............................................     0.59          0.12           0.71(4)
Fidelity VIP Growth.................................................     0.60          0.09           0.69(4)
Fidelity VIP Money Market...........................................     0.21          0.10           0.31(4)
Fidelity VIP II Contrafund..........................................     0.60          0.11           0.71(4)
Fidelity VIP II Asset Manager.......................................     0.55          0.10           0.65(4)
Fidelity VIP II Investment Grade Bond...............................     0.44          0.14           0.58(4)
Van Eck Worldwide Hard Assets.......................................     1.00          0.17           1.17(5)
Van Eck Worldwide Emerging Markets..................................     1.00         (0.20)          0.80(5)
Dreyfus Small Company Stock.........................................     0.75          0.37           1.12(3)
Dreyfus Stock Index.................................................     0.25          0.03           0.28(3)

     The purpose of the table set forth above is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Variable Account as well as the Funds. The Annual Administrative Charge for purposes of the Expense Table, above, was based upon the assessment of a $30 charge on a Contract Value of $5,000. (See "Charges and Deductions" on page ____ of this Prospectus and each Fund's Prospectus for further information.) The table does not reflect the charges applicable to certain death benefit options offered under the Contracts. (See "Charges and Deductions -- Deduction for Equity Assurance Plan" on page ___; "Charges and Deductions -- Deductions for the Enhanced Equity Assurance Plan" on page _____; Charges and Deductions -- Deductions for the Annual Rachet Plan" on page _____; "Charges and Deductions -- Deductions for the Accidental Death Benefit" on page _____.)

     No deduction will be made for any premium or other taxes levied by any State unless imposed by the State where you reside. Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5% of premiums paid. (See "Charges and Deductions -- Deduction for State Premium Taxes" on page ------.)

* "Other Expenses" are based upon the expenses outlined under the section discussing the management of the Funds in each Fund's Prospectus attached.

- ----------

**   "Total   Portfolio   Expenses"   for  the   following   Portfolios   before
     reimbursement by the relevant Fund's investment advisor, for the period ended December 31, 1997, were as follows:

(1) Alliance Variable Product Series Funds: 1.10% for Premier Growth; 1.03% for Global Bond; 1.37% for Quasar; and 1.19% for Technology, of average daily net assets. For the year ended December31, 1997 expenses of the Premier Growth Portfolio were capped at .95%. Effective May 1, 1998 Alliance disontinued expense reimbursement with respect to the Premier Growth Portfolio;

(2) Regarding the AIM Funds, A I M Advisors, Inc. ("AIM") May from time to time voluntarily waive or reduce its respective fees. Effective may 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently, the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998;

(3) Regarding the Dreyfus Fund, the expenses set forth above are the actual total expenses without any expense reimbursement;

(4) With respect to the Fidelity VIP and VIP II Funds, the expenses set forth above are actual total expenses. However a portion of the brokerage commission that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .69% for the VIP Growth Portfolio, and .65% for the VIP II Asset Manager Portfolio;

(5) The Van Eck Funds: For the Worldwide Hard Assets Fund, Other expenses are net of soft dollor credits. Without such credits, Other Expenses would have been 0.18% and Total Fund Operating Expenses would have been 1.18%. For Worldwide Emerging Markets, Other Expenses are net of the reduction of the Fund's operating fees in connection with a fee arrangement, based on cash balances left on deposit with the custodian, and net of the waiver or assumption by Van Eck Associates Corporation of certain fees and expenses. Without such fee arrangement and, to a lesser extent, the waiver/assumption, Other Expenses would have been 0.34% and Total Fund Operation Expenses would have been 1.34%. Van Eck Associates Corporation is no longer waiving or assuming fees and expenses.


Expenses on a hypothetical $1,000 Single Premium  policy, assuming 5% growth:

                                                 If  you surrender
Portfolios                                        1 Year    3 Years  5 Years  10 Years
- ---------------------------

AIM V.I. Capital Appreciation Fund                   77       106      136   247
AIM V.I. International Equity Fund                   80       113      148   273
Alliance Global Bond                                 80       114      149   274
Alliance Growth                                      79       111      144   264
Alliance Growth and Income                           78       107      138   251
Alliance Premier Growth                              81       118      155   288
Alliance Quasar                                      80       114      149   275
Alliance Real Estate                                 80       114      149   275
Alliance Technology                                  80       114      149   275
Fidelity VIP High Income                             78       107      137   250
Fidelity VIP Growth                                  77       106      136   248
Fidelity VIP Money Market                            74        95      117   208
Fidelity VIP II Asset Manager                        77       105      134   244
Fidelity VIP II Contrafund                           78       107      137   250
Fidelity VIP II Investment Grade Bond                76       103      131   237
Dreyfus Small Company Stock                          81       119      157   291
Dreyfus Stock Index                                  73        94      116   205
Van Eck Worldwide Hard Assets                        82       120      160   296
Van Eck Worldwide Emerging Markets                   83       125      168   313

Expenses  on a  hypothetical  $1,000  Flexible  Premium  policy,  assuming  5%
growth:

                                                  If      you surrender
Portfolios                                     1 Year     3 Years   5 Years     10 Years
- ---------------------------

AIM V.I. Capital Appreciation Fund              76         103      133        247
AIM V.I. International Equity Fund              78         111      146        273
Alliance Global Bond                            78         111      146        274
Alliance Growth                                 77         108      141        264
Alliance Growth and Income                      76         104      135        251
Alliance Premium Growth                         80         115      153        288
Alliance Quasar                                 78         111      147        275
Alliance Real Estate                            78         111      147        275
Alliance Technology                             78         111      147        275
Fidelity VIP High Income                        76         104      134        250
Fidelity VIP Growth                             76         103      133        248
Fidelity VIP Money Market                       72          92      114        208
Fidelity VIP II Asset Manager                   75         102      131        244
Fidelity VIP II Contrafund                      76         104      134        250
Fidelity VIP II Investment Grade Bond           75         100      128        237
Dreyfus Stock Index                             72          91      112        205
Dreyfus Small Company Stock                     80         116      155        291
Van Eck Worldwide Hard Assets                   81         118      158        296
Van Eck Worldwide Emerging Markets              82         123      166        313

Expenses on a hypothetical $1,000 Single and Flexible Premium policy, assuming 5% growth:

                                                        If you annuitize or
                                                      if you do not surrender
Portfolio                            1 Year      3 Years     5 Years  10 Years
---------------



AIM V.I. Capital Appreciation Fund     22          67           112   247
AIM V.I. International Equity Fund     24          75           128   273
Alliance Global Bond                   24          75           128   274
Alliance Growth                        23          72           123   264
Alliance Growth and Income             22          68           117   251
Alliance Premium Growth                26          79           135   288
Alliance Quasar                        24          75           129   275
Alliance Real Estate                   24          75           129   275
Alliance Technology                    24          75           129   275
Fidelity VIP High Income               22          68           116   250
Fidelity VIP Growth                    22          67           115   248
Fidelity VIP Money Market              18          56            96   208
Fidelity VIP II Asset Manager          21          66           113   244
Fidelity VIP II Contrafund             22          68           116   250
Fidelity VIP II Investment Grade Bond  21          64           110   237
Dreyfus Stock  Index                   18          55            94   205
Dreyfus Small Company Stock            26          80           137   291
Van Eck Worldwide Hard Assets          27          82           140   296
Van Eck Worldwide Emerging Markets     28          87           148   313






      THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                         CONDENSED FINANCIAL INFORMATION

                            ACCUMULATION UNIT VALUES*

                                                                    1997             1996
                                                                  ---------        ---------
ALLIANCE GROWTH & INCOME
  Accumulation Unit Value
    Beginning of Period ......................................        11.85             10.00
    End of Period ............................................        15.06             11.85
  Accum Units o/s @ end of period.............................   547,915.82        116,342.75

ALLIANCE GROWTH
  Accumulation Unit Value
    Beginning of Period ......................................        12.24             10.00
    End of Period ............................................        15.69             12.24
  Accum Units o/s @ end of period.............................   333,114.57        123,814.87

ALLIANCE TECHNOLOGY
  Accumulation Unit Value
    Beginning of Period ......................................        10.54             10.00
    End of Period ............................................        11.07             10.54
  Accum Units o/s @ end of period.............................   143,999.25         15,829.55

ALLIANCE QUASAR
  Accumulation Unit Value
    Beginning of Period ......................................        10.28             10.00
    End of Period ............................................        12.02             10.28
  Accum Units o/s @ end of period.............................    94,929.55          4,796.29

FIDELITY VIP MONEY MARKET
  Accumulation Unit Value
    Beginning of Period ......................................        10.29             10.00
    End of Period ............................................        10.70             10.29
  Accum Units o/s @ end of period.............................   944,656.53        385,238.57

FIDELITY VIP II ASSET MANAGER
  Accumulation Unit Value
    Beginning of Period ......................................        11.12             10.00
    End of Period ............................................        13.23             11.12
  Accum Units o/s @ end of period.............................   239,825.14         56,345.46

FIDELITY VIP GROWTH
  Accumulation Unit Value
    Beginning of Period ......................................        10.92             10.00
    End of Period ............................................        13.30             10.92
  Accum Units o/s @ end of period.............................   468,339.86        149,722.06

FIDELITY VIP HIGH INCOME
  Accumulation Unit Value
    Beginning of Period ......................................        10.90             10.00
    End of Period ............................................        12.65             10.90
  Accum Units o/s @ end of period.............................   185,484.29         55,015.77

FIDELITY VIP II INVESTMENT GRADE BOND
  Accumulation Unit Value
    Beginning of Period ......................................        10.49             10.00
    End of Period ............................................        11.28             10.49
  Accum Units o/s @ end of period.............................   221,696.39         40,777.94



                                                                    1997             1996
                                                                                               ---------        ---------
VAN ECK WORLDWIDE HARD ASSETS
  Accumulation Unit Value
    Beginning of Period ......................................        10.17             10.00
    End of Period ............................................         9.86             10.17
  Accum Units o/s @ end of period.............................    22,196.30         11,530.80

DREYFUS STOCK INDEX
  Accumulation Unit Value
    Beginning of Period ......................................        11.74             10.00
    End of Period ............................................        15.39             11.74
  Accum Units o/s @ end of period.............................   490,227.53        113,481.41



     *Funds were first invested in the Portfolios as listed below:


        Alliance Growth and Income                     January 14, 1991
        Alliance Global Bond                           May 10, 1993
        Alliance Growth                                September 15, 1994
        Alliance Premier Growth                        December 7, 1992
        Alliance Quasar                                August 15, 1996
        Alliance Technology                            January 22, 1996
        Fidelity High Income                           September 19, 1985
        Fidelity Growth                                October 9, 1986
        Fidelity Money Market                          April 1, 1982
        Fidelity Contrafund*                           January 3, 1995
        Fidelity Asset Manager                         September 9, 1989
        Fidelity Investment Grade Bond                 December 5, 1988
        Dreyfus Small Company Stock*                   May 1, 1996
        Dreyfus Stock Index                            August 31, 1990
        Van Eck Worldwide Hard Assets                  September 1, 1989
        Van Eck Worldwide Emerging Markets*            December 21, 1995
        AIM Capital Appreciation*                      May 5, 1993
        AIM International Equity*                      May 5, 1993


Calculation of Performance Data

      The Company may, from time to time, advertise certain performance related information concerning one or more of the Sub-accounts, including information as to total return and yield. Performance information about a Sub-account is based on the Sub-account's past performance only and is not intended as an indication of future performance.

      When the Company advertises the average annual total return of a Sub-account, it will usually be calculated for one, five, and ten year periods or, where a Sub-account has been in existence for a period less than one, five or ten years, for such lesser period. Average annual total return is measured by comparing the value of the investment in a Sub-account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any Deferred Sales Charge which would be payable if the account were redeemed at the end of the period) and calculating the average annual compounded rate of return necessary to produce the value of the investment at the end of the period. The Company may simultaneously present returns that do not assume a surrender and, therefore, do not deduct the Deferred Sales Charge.

      When the Company advertises the yield of a Sub-account it will be calculated based upon a given 30-day period. The yield is determined by dividing the net investment income earned per Accumulation Unit during the period by the value of an Accumulation Unit on the last day of the period.

      When the Company advertises the performance of the Money Market Sub-account it may advertise in addition to the total return either the yield or the effective yield. The yield of the Money Market Sub-account refers to the income generated by an investment in that Sub-account over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the Money Market Sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

     Total return at the Variable Account level is reduced by all contract charge (sales charges, mortality and expense risk charges, and the administrative charges) and is therefore lower than the total return at a Fund level, which has no comparable charges. Likewise, yield and effective yield at the Variable Account level take into account all recurring charges (except sales charges), and are therefore lower than the yield and effective yield at a Fund level, which has no comparable charges.

      Performance information for a Sub-account may be compared to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers or other indices measuring performance of a pertinent group of securities so that investors may compare a Sub-account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and (iv) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

Financial Data

      Financial Statements of the Company and the Variable Account may be found in the Statement of Additional Information.

                                   THE COMPANY


      The Company is a stock life insurance company which is organized under the laws of the State of Delaware in 1962. The Company provides a full range of life insurance and annuity plans. The Company is a subsidiary of American International Group, Inc., which serves as the holding company for a number of companies engaged in the international insurance business, both life and general, in over 130 countries and jurisdictions around the world.


                              THE VARIABLE ACCOUNT

      The Board of Directors of the Company adopted a resolution to maintain the Variable Account pursuant to Delaware insurance law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940.


      The assets of the Variable Account are the property of the Company. However, the assets of the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. The Company's obligations arising under the Contracts are general corporate obligations of the Company. The Variable Account may be subject to liabilities arising from Sub-accounts whose assets are attributable to other variable annuity contracts offered by the Variable Account which are not described in this Prospectus.

      The Variable Account is divided into Sub-accounts, with the assets of each Sub-account invested in shares of a corresponding portfolio of the available Funds. The Company may, from time to time, add additional Portfolios of a Fund, and, when appropriate, additional Funds to act as the funding vehicles for the Contracts.

                                    THE FUNDS

     Alliance Funds, Fidelity Funds, Dreyfus Funds, Van Eck Funds and AIM Funds (collectively, the "Funds") are each registered with the SEC as a diversified open-end management investment company under the 1940 Act. Each is made up of different series funds or Portfolios ("Portfolios"). The Dreyfus Stock Index Fund (also a "Fund" herein) is an open-end, non-diversified management investment company. A summary of the investment objectives for each portfolio is contained in the description of the Funds below. More detailed information, including the advisory fee of each portfolio and other charges assessed by each Fund, may be found in the relevant Fund prospectus, which contains a discussion of the risks involved in investing in such Fund. The prospectuses for each Fund are included with this Prospectus.

     The investment objectives of the Portfolios are as follows:

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

   Global Bond Portfolio

     This portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

   Premier Growth Portfolio

     This portfolio seeks growth of capital rather than current income. In pursuing its investment objectives, the Premier Growth Portfolio will employ aggressive investment policies. Since investment will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

   Growth Portfolio

     This portfolio seeks the long term growth of capital by investing primarily in common stocks and other equity securities.

   Growth and Income Portfolio

     This portfolio seeks to balance the objectives of reasonable current income
and   opportunities   for   appreciation   through   investments   primarily  in
dividend-paying common stocks of good quality.

   Technology Portfolio

     This portfolio seeks growth of capital through investment in companies expected to benefit from advances in technology. This portfolio invests principally in diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes

   Quasar Portfolio

     This portfolio seeks growth of capital by pursuing aggressive investment policies. The portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

     Alliance Variable Products Series Fund, Inc., is managed by Alliance Capital Management L.P., ("Alliance"). The fund also includes other portfolios which are not available for use by the Separate Account. More detailed information regarding management of the funds, investment objectives, investment advisory fees and other charges, may be found in the current Alliance Fund prospectus which contains a discussion of the risks involved in investing. The Alliance Fund prospectus is included with this Prospectus.

DREYFUS VARIABLE INVESTMENT FUND

   Small Company Stock Portfolio

     This portfolio seeks investment results that are greater than the total return performance of publicly-traded common stock in the aggregate, as represented by Russel 2500 TM Index.

DREYFUS STOCK INDEX FUND

     This Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. In anticipation of taking a market position, the Fund is permitted to purchase and sell stock index futures. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. Dreyfus has engaged Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as the Fund's index fund manager. Mellon Equity, a registered investment adviser formed in 1957, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of Dreyfus. As of March 31, 1998, Mellon Equity and its employees managed approximately $19.9 billion in assets and served as the investment adviser of 2 other investment companies

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS (VIP)

   VIP Growth Portfolio

     This portfolio seeks capital appreciation through investments primarily in common stock.

   VIP High Income Portfolio

     This portfolio seeks high current income by investing primarily in high-yielding, lower-rated, fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. The potential for high yield is accompanied by higher risk. For a more detailed discussion of the investment risks associated with such securities, please refer to the Fidelity Fund's attached prospectus.

   VIP Money Market Portfolio

     This portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers. An investment in the VIP Money Market Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the portfolio will maintain a stable $1.00 share price.

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND II (VIP II)

   VIP II Asset Manager Portfolio

     This portfolio seeks to provide a high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term money market instruments.

   VIP II Contrafund Portfolio

     This portfolio seeks capital appreciation by investing in securities of companies whose value the manager believes is not fully recognized by the public.

   VIP II Investment Grade Bond Portfolio

     This portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The portfolio will maintain a dollar-weighted average portfolio maturity of ten years or less.

     Fidelity Management & Research Company ("FMR") is the investment advisor for the Variable Insurance Products Funds. FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. ("FIMM"), on behalf of the VIP Money Market Portfolio. On behalf of the VIP Overseas Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far
East), and Fidelity International Investment Advisors (FIIA). FMR U.K. and FMR Far East also are sub-advisors to the VIP II Asset Manager Portfolio. Fidelity Funds include other portfolios which are not available under this Prospectus as funding vehicles for the Contracts. More detailed information regarding management of the funds, investment objectives, investment advisory fees and other charges assessed by the Fidelity Funds, are contained in the prospectuses of the Fidelity Funds, included with this Prospectus.

VAN ECK WORLDWIDE INSURANCE TRUST

   Worldwide Emerging Markets Fund

     This portfolio seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

   Worldwide Hard Assets Fund

     This portfolio seeks long-term capital appreciation by investing in equity and debt securities of companies engaged to a significant extent in the exploration, development, production, or distribution of (1) precious metals;
(2) ferrous and non-ferrous metals; (3) oil and gas; (4) forest products; (5) real estate; and (6) other basic non-agricultural commodities (collectively, "Hard Assets"), and in securities whose value is linked to the price of a Hard Asset commodity or a commodity index. Income is a secondary consideration.

     Van Eck Associates Corporation is the investment advisor and manager of Worldwide Hard Assets Fund. Van Eck Global Asset Management (Asia) Limited, a wholly-owned investment adviser subsidiary of Van Eck Associates Corporation, is the investment adviser to Worldwide Emerging Markets Fund. Van Eck Worldwide Insurance Trust includes other portfolios which are not available under this prospectus as funding vehicles for the Contracts. More detailed information regarding management of the funds, investment objectives, investment advisory fees and other charges assessed by the Van Eck Worldwide Insurance Trust, are contained in the relevant Fund prospectus included with this Prospectus.

AIM VARIABLE INSURANCE FUNDS, INC.

   AIM V.I. Capital Appreciation Fund

     This Fund seeks capital appreciation through investments in common stock, with emphasis on medium-sized and smaller emerging growth companies.

   AIM V.I. International Equity Fund

     This Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

     A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, serves as the investment advisor to each Fund, pursuant to a master investment advisory agreement. More detailed information regarding management of the Funds, investment objectives, investment advisory fees and other charges assessed by the AIM Funds are contained in the prospectus for the Funds included with this Prospectus.

     There is no assurance that any of the Portfolios will achieve their stated objectives.

     The shares of Alliance Funds, Fidelity Funds, Dreyfus Fund, the Dreyfus Stock Index Fund, and Van Eck Funds are sold not only to the Variable Account, but may be sold to other separate accounts of the Company that fund benefits under variable annuity and variable life policies. The shares of the Funds are also sold to separate accounts of other insurance companies. It is conceivable that in the future it may become disadvantageous for variable life and variable annuity separate accounts to invest in the same underlying mutual fund. Although neither we nor Alliance Funds, Fidelity Funds, Dreyfus Fund, the Dreyfus Stock Index Fund, the Tomorrow Funds, and Van Eck Funds currently perceive or anticipate any such disadvantage, the Funds will monitor events to determine whether any material conflict exists between variable annuity Owners and variable life Owners.

     Material conflicts could result from such occurrences as: (1) changes in state insurance laws; (2) changes in federal income tax law; (3) changes in the investment management of any Fund; or (4) differences between voting instructions given by variable annuity Owners and those given by variable life Owners. In the event of a material irreconcilable conflict, we will take the steps necessary to protect our variable annuity and variable life Owners. This could include discontinuance of investment in a Fund.

     Each Fund sells and redeems its shares at Net Asset Value without any sales charge. Any dividends or distributions from security transactions of a Fund are reinvested at Net Asset Value in shares of the same Portfolio; however, there are sales and additional charges associated with the purchase of the Contracts.

     Further information about the Funds and the managers is contained in the accompanying prospectuses, which You should read in conjunction with this prospectus.

Substitution of Securities

     If the shares of a Fund (or any Portfolio within a Fund) should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the Contracts, the Company may substitute shares of another Fund ( or Portfolio with in the Fund) for Fund shares already purchased or to be purchased in the future by purchase payments under the Contracts. No substitution of securities may take place without notice to the Owners, any required approval by the Securities Exchange Commission (SEC) and the insurance regulatory authorities.


Voting Rights

      The Funds do not hold regular meetings of shareholders. The Directors of a Fund may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940 or the Articles of Incorporation of a Fund. In accordance with its view of present applicable law, the Company will vote the shares of a Fund held in the Variable Account at special meetings of the shareholders of the Fund in accordance with instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions from Owners and those shares which it owns in the same proportion as it votes shares for which it has received instructions from Owners.

      The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than sixty (60) days prior to the meeting of a Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting. The person having such voting rights will be the Owner before the Annuity Date, and thereafter, the payee entitled to receive payments under the Contract. During the Annuity Period, voting rights attributable to a Contract will generally decrease as the Contract Value attributable to an Annuitant decreases.

      The voting rights relate only to amounts invested in the Variable Account. There are no voting rights with respect to funds invested in the General Account.


      Shares of the Funds are sold only to separate accounts of life insurance companies. The shares of the Funds will be sold to separate accounts of the Company, its affiliate, AIG Life Insurance Company and unaffiliated life insurance companies to fund variable annuity contracts and/or variable life insurance policies. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees any such disadvantages, either to variable life insurance policyowners or to variable annuity Contract Owners, the Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a material irreconcilable conflict were to occur, the relevant participating life insurance companies will under their agreements governing participation in the Funds take whatever steps are necessary, at their expense, to remedy or eliminate the irreconcilable material conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw its investments in a Fund. This might force the Fund to sell securities at disadvantageous prices.


Allocation Of Purchase Payments to Sub-accounts

      Initial purchase payments are allocated to the Sub-account(s) selected by the Owner in the application except that in those states which require the Company to deduct premium taxes upon receipt of a purchase payment the Company will deduct the premium tax prior to allocating the purchase payment to such Sub-account(s). The selection must specify a percentage for each Sub-account that is a whole number, and must be either 0% or a number equal to or greater than 10%. Subsequent purchase payments under flexible premium Contracts may be made at any time prior to the Annuity Date and will be allocated to the Sub-accounts selected by the Owner. If no selection is made, subsequent purchase payments will be allocated to the Sub-account(s) selected by the Owner according to the most recent selection request received at the Company's Office. At the time of the allocation the purchase payment is divided by the value of the Accumulation Unit for the particular Sub-account for the Valuation Period during which such allocation occurs to determine the number of Accumulation Units attributable to the purchase payment.

      The initial purchase payment under an IRA plan will be allocated to the Money Market Sub-account until the expiration of twenty (20) days from the day the Contract is mailed from the Company's office. Thereafter, the Contract Value shall be reallocated in accordance with instructions specified in the application. In the case of flexible premium Contracts, subsequent purchase payments will be directly allocated to the Sub-account(s) selected by the Owner according to the most recent selection request received at the Company's Office.




Transfer Of Contract Values

      Before the Annuity Date, the Owner may transfer, by written request or telephone authorization, Contract Values from one Sub-account to another Sub-account, subject to the following conditions:

     (a) the amount transferred from any Sub-account must be at least $1,000 (or the entire Sub-account value, if less);

     (b) if less than $1,000 would remain in the Sub-account after the transfer, the Company will transfer the entire amount in the Sub-account;

     (c) the Company may reject any more than twelve (12) transfer requests per Contract Year; and

     (d)  The  Company  will  deduct  any  transfer   charge   assessed  on  the
     transaction.


      The Company is currently not assessing a transfer fee for the first twelve
(12) transfers per Contract Year. The Company is assessing a transfer fee of $10 per transfer thereafter. The Company may increase the transfer fee to an amount not to exceed $30 per transfer. The transfer fee will be deducted from either the Sub-account which is the source of the transfer or from the amount transferred if the entire value in the Sub-account is transferred. (See also "Appendix - General Account").

      Transfer by telephone is authorized by and described in the application for the Contract. The Company will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. All calls will be recorded. All transfers performed by telephone authorization will be confirmed in writing to the Owner. The Company is not liable for any loss, cost, or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.

      After the Annuity Date, the payee of the annuity payments may transfer the Contract Value allocated to the Variable Account from one Sub-account to another Sub-account. However, the Company reserves the right to refuse any more than one transfer per month. The transfer fee is the same as before the Annuity Date. This transfer fee will be deducted from the next annuity payment after the transfer. If following the transfer, the units remaining in the Sub-account would generate a monthly payment of less than $100, then the Company may transfer the entire amount in the Sub-account.

      Once the transfer is effected, the Company will recompute the number of Annuity Units for each Sub-account. The number of Annuity Units for each Sub-account will remain the same for the remainder of the payment period unless the payee requests another change.

                             CHARGES AND DEDUCTIONS

      Various charges and deductions are made from Contract Values and the Variable Account. These charges and deductions are as follows:


Deduction for  State Premium Taxes


      Any premium or other taxes levied by any governmental entity with respect to the Contracts will be charged against the purchase payments or Contract Value. Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5% of premiums paid. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time of annuitization. Premium taxes are subject to being changed or amended by state legislatures, administrative interpretations or judicial acts.



Deduction for Mortality and Expense Risk Charge

      The Company deducts for each Valuation Period a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account (consisting of approximately .90% for mortality risks and approximately .35% for expense risks). The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant, to waive the Deferred Sales Charge in the event of the death of the Annuitant and to provide the death benefit prior to the Annuity Date. The expense risk assumed by the Company is that the costs of administering the Contracts and the Variable Account will exceed the amount received from any Administrative Charge.

      If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be profit to the Company.

      The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

      The Mortality and Expense Risk Charge is deducted during the Accumulation Period and after the Annuity Date.

     The Company currently offers annuity payment options that are based on a life contingency. (See "Annuity Period - Annuity Options" on page ___.) It is possible that in the future the Company may offer additional payment options which are not based on a life contingency. If this should occur and if a Owner should elect a payment option not based on a life contingency, the Mortality and Expense Risk Charge is still deducted but the Owner receives no benefit from it.

Deduction for Deferred Sales Charge

      In the event that an Owner makes a withdrawal in excess of the Free Withdrawal Amount for the first withdrawal in a Contract Year, or makes subsequent withdrawals in a Contract Year, other than by way of the Systematic Withdrawal Program (See "Withdrawals-Systematic Withdrawal Program" on page _____), a Deferred Sales Charge may be imposed. The Free Withdrawal Amount for flexible premium Contracts is equal to 10% of the purchase payments paid, less any prior withdrawals at the time of withdrawal; however, the Deferred Sales Charge applies only to those purchase payments received within six (6) years of the date of surrender. (See, however, "Purchasing a Contract - Discount Purchase Programs" on page ____.) The Free Withdrawal Amount for a single premium Contract is equal to 10% of the Contract Value at the time of withdrawal.

      The Deferred Sales Charge will vary in amount depending upon the time which has elapsed since the date on which the purchase payment was made. In calculating the Deferred Sales Charge purchase payments are allocated to the amount surrendered on a first-in, first out basis. The amount of any withdrawal which exceeds the Free Withdrawal Amount will be subject to the following charge:


                                                            Deferred
                                                          Sales Charge
Single Premium Contracts      Flexible Premium Contracts  Percentage


      Contract Year 1          Premium Year 1              6%
      Contract Year 2          Premium Year 2              5%
      Contract Year 3          Premium Year 3              4%
      Contract Year 4          Premium Year 4              3%
      Contract Year 5          Premium Year 5              2%
      Contract Year 6          Premium Year 6              1%
      Contract Year 7          Premium Year 7            None
      and thereafter           and thereafter

      The aggregate Deferred Sales Charges paid with respect to a Contract shall not exceed 8.5% of the purchase payments for such Contract.

      The Deferred Sales Charge is intended to reimburse the Company for expenses incurred which are related to Contract sales. The Company does not expect the proceeds from the Deferred Sales Charge to cover all distribution costs. To the extent such charge is insufficient to cover all distribution costs, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.


      Certain restrictions on surrenders are imposed on Contracts issued in connection with retirement plans which qualify as a 403(b) Plan or IRA. (See
"Taxes - 403(b) Plans" on page     .)


Deduction for Administrative Charge

      The Company deducts for each Valuation Period a daily Administrative Charge which is equal on an annual basis to .15% of the average daily net asset value of the Variable Account. The Company also deducts an annual Administrative Charge which is currently $30 per year, from the Contract Value. The Company may increase the annual Administrative Charge to an amount not to exceed $100 per year. The Administrative Charges are designed to reimburse the Company for the costs it incurs relating to maintenance of the Contract and the Variable Account.

      The daily Administrative Charge is deducted during the Accumulation Period and after the Annuity Date.

      Prior to the Annuity Date, the annual Administrative Charge is deducted from the Contract Value on each Contract Anniversary. If the Annuity Date is a date other than a Contract Anniversary, the Company will also deduct a pro-rata portion of the annual Administrative Charge from the Contract Value for the fraction of the Contract Year preceding the Annuity Date.

      The annual Administrative Charge is also deducted in full on the date of any total withdrawal. The annual Administrative Charge will be deducted from each Sub-account of the Variable Account in the proportion that the value of each Sub-account attributable to the Contract bears to the total Contract Value.

      After the Annuity Date, the annual Administrative Charge is deducted on a pro-rata basis from each annuity payment and is guaranteed to remain at the same amount as at the Annuity Date.

Deduction for Income Taxes


      The Company deducts from the Contract Value and/or the Variable Account any Federal income taxes resulting from the operation of the Variable Account. The Company does not currently anticipate incurring any income taxes. Surrenders and withdrawals may be taxable and subject to a Penalty Tax. (See "Taxes" beginning on page ___.)


Other Expenses

      There are deductions from and expenses paid out of the assets of the Fund which are described in the accompanying Prospectuses for the Funds.

                         ADMINISTRATION OF THE CONTRACTS

      While the Company has primary responsibility for all administration of the Contracts and the Variable Account, it has retained the services of Delaware Valley Financial Services, Inc. ("DVFS") pursuant to an administrative agreement. Such administrative services include issuance of the Contracts and maintenance of Contract Owners' records. DVFS serves as the administrator to various insurance companies offering variable contracts.


                           RIGHTS UNDER THE CONTRACTS

      The Owner has all rights and may receive all benefits under the Contract. The Owner is named in the application. Ownership may be changed prior to the Annuity Date through the submission of written notification of the change to the Company on a form acceptable to the Company. On and after the Annuity Date, the Annuitant and Owner shall be one in the same person, unless otherwise provided for. In the case of Contracts issued in connection with an IRA, the Owner must be the Annuitant.

       The Owner's spouse is the only person eligible to be the Contingent Owner. (See "Death Benefit - Death of Owner" on page .) Any new choice of Annuitant or Contingent Owner will automatically revoke any prior choices.

      The Owner may, except in the case of a Contract issued in connection with either an IRA or a 403(b) Plan, assign a Contract at any time before the Annuity Date and while the Annuitant is alive. A copy of any assignment must be filed with the Company. The Company is not responsible for the validity of any assignment. If the Contract is assigned, the rights of the Owner and those of any revocable Beneficiary will be subject to the assignment. An assignment will not affect any payments the Company may make or action it may take before it is recorded. Inasmuch as an assignment or change of ownership may be a taxable event, Owners should consult competent tax advisers should they wish to assign their Contracts.

      The Contract may be modified only with the consent of the Owner, except as may be required by applicable law.

                                 ANNUITY PERIOD

Annuity Benefits

      If the Annuitant and Owner are alive on the Annuity Date, the Company will begin making payments to the Annuitant under the annuity option or options the Owner has chosen.

      The Owner may choose or change an annuity payment option by making a written request at least thirty (30) days prior to the Annuity Date.

      The amount of the payments will be determined by applying the Contract Value on the Annuity Date. The amount of the annuity payments will depend on the age of the payee at the time the settlement contract is issued. At the Annuity Date the Contract Value in each Sub-account will be applied to the applicable annuity tables contained in the Contract. The amount of the Sub-account annuity payments are determined through a calculation described in the Section captioned "Annuity Provisions" in the Statement of Additional Information.

Annuity Date

      The Annuity Date for the Annuitant is:

     (a) the first day of the calendar month following the later of the Annuitant's 85th birthday or the 10th Contract Anniversary; or

     (b) such earlier date as may be set by applicable law.

      The Owner may designate an earlier date in the application or may change the Annuity Date by making a written request at least thirty (30) days prior to the Annuity Date being changed. However, any Annuity Date must be:

     (a) no later than the date defined in (a) above; and (b) the first day of a calendar month.


      In addition, for IRA and 403(b) Plan Contracts, certain provisions of your retirement plan or the Code may further restrict your choice of an Annuity Date. (See "Taxes - 403(b) Plans" on page, and "Taxes Individual Retirement Annuities" on page .)


Annuity Options


      The Owner may choose to receive annuity payments which are fixed, or which are based on the Variable Account, or a combination of the two. If the Owner elects annuity payments which are based on the Variable Account, the amount of the payments will be variable. The Owner may not transfer Contract Values between the General Account and the Variable Account after the Annuity Date, but may, subject to certain conditions, transfer Contract Values from one Sub-account to another Sub-account. (See "The Funds - Transfer of Contract Values" on page .)


      If the Owner has not made any annuity payment option selection at the Annuity Date, the Contract Value will be applied to purchase Option 2 fixed basis annuity payments and Option 2 variable basis annuity payments, in proportion to the amount of Contract Value in the General Account and the Variable Account, respectively.

      The annuity payment options are:

      Option 1: Life Income. The Company will pay an annuity during the lifetime of the payee.

      Option 2: Life Income with 10 Years of Payments Guaranteed. The Company will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for less than 10 years:

     (a) payments will be continued during the remainder of the period to the successor payee;

     (b) the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this Option; or

     (c) the guaranteed period will not in the case of Contracts issued in connection with an IRA exceed the life expectancy of the Annuitant at the time the first payment is due.

      Option 3: Joint and Last Survivor Income. The Company will pay an annuity for as long as either the payee or a designated second person is alive. In the event that the Contract is issued in connection with an IRA, the payments in this Option will be made only to the Annuitant and the Annuitant's spouse.

      The annuity payment options are more fully explained in the Statement of Additional Information. The Company may also offer additional options at its own discretion.

Annuity Payments

      If the Contract Value applied to annuity payment options is less than $2,000, the Company has the right to pay the amount in a lump sum in lieu of annuity payments. The Company makes all other annuity payments monthly. However, if the total monthly annuity payment would be less than $100 the Company has the right to make payments semi-annually or annually.

      If fixed annuity payments are selected, the amount of each fixed payment is determined by multiplying the Contract Value allocated to purchase fixed annuity payments by the factor shown in the annuity table specified in the Contract for the option selected, divided by 1,000.

      If variable annuity payments are selected, the Annuitant receives the value of a fixed number of Annuity Units each month. The actual dollar amount of variable annuity payments is dependent upon: (i) the Contract Value at the time of annuitization; (ii) the annuity table specified in the Contract; (iii) the Annuity Option selected; (iv) the investment performance of the Sub-account selected; and (v) the pro-rata portion of the annual Administrative charge.

      The annuity tables contained in the Contract are based on a 5% assumed investment rate. If the actual net investment rate exceeds 5%, payments will increase. Conversely, if the actual rate is less than 5%, annuity payments will decrease.


                                  DEATH BENEFIT
Death Benefit

      If the Annuitant (or Owner, if applicable) dies before the Annuity Date, the Company will pay a death benefit equal to the greater of: (a) the purchase payments paid less withdrawals; (b) the Contract Value; or, (c) the greatest Contract Value at any sixth contract anniversary increment (i.e., sixth, twelfth, eighteenth, etc.) plus any additional purchase payment paid less any subsequent withdrawals.

      Before the Company will pay any death benefit, the Company will require due proof of death. The Company will determine the value of the death benefit as of the Valuation Period following receipt of due proof of death at the Company's Office. The Company will pay the death benefit to the Beneficiary in accordance with any applicable laws governing the payment of death proceeds.

      Payment of the death benefit may be made in one lump sum or applied under one of the annuity payment options. (See "Annuity Period - Annuity Options" on page .) The Owner may by written request elect that any death benefit of at least $2,000 be received by the Beneficiary under an annuity payment option. (See "Annuity Period - Annuity Options" on page .) If no payment option had been selected by the Owner, the Beneficiary has sixty (60) days in which to make a written request to elect either a lump sum payment or any annuity payment option. Any lump sum payment will be made within seven (7) days after the Company has received due proof of death and the written election of the Beneficiary, unless a delay of payments provision is in effect. (See Statement of Additional Information - "General Information Delay of Payments.")

Death of Owner

      If an Owner dies before the Annuity Date, the entire Contract Value must be distributed within five (5) years of the date of death, unless:

      (a) it is payable over the lifetime of a designated Beneficiary with distributions beginning within one (1) year of the date of death; or

      (b) the Contingent Owner, if any, continues the Contract in his or her own name.

      In the case of Contracts issued in connection with an IRA plan, the Beneficiary may elect to accelerate these payments. Any method of acceleration chosen must be approved by the Company.

      If the Owner dies after the Annuity Date, distribution will be as provided in the annuity payment option selected.

                              PURCHASING A CONTRACT

Application

      In order to acquire a Contract, an application provided by the Company must be completed and submitted to the Company's Office for acceptance. The
Company must also receive the initial purchase payment. Upon acceptance, the Contract is issued to the Owner and the purchase payment is then credited to the Variable Account and converted into Accumulation Units, except in those states where the applicable premium tax is deducted from the purchase payment. (See Allocation of Purchase Payment to Sub-accounts" on page .) If the application for a Contract is in good order, the Company will apply the purchase payment to the Variable Account and credit the Contract with Accumulation Units within two
(2) business days of receipt. In addition to the underwriting requirements of the Company, good order means that the Company has received federal funds (monies credited to a bank's account with its regional Federal Reserve Bank). If the application for a Contract is not in good order, the Company will attempt to get it in good order within five (5) business days or the Company will return the application and the purchase payment, unless the prospective owner specifically consents to the Company's retaining them until the application is made complete.

Purchase Payments

      The minimum initial purchase payment is $5,000 for Non-Qualified Contracts and $2,000 for a Contract purchased in connection with an IRA or 403(b) Plan.

      Owners of flexible premium Contracts may make additional purchase payments prior to the Annuity Date. The minimum additional purchase payment the Company will accept is $1,000. The Company reserves the right to refuse to accept any additional purchase payments.

Discount Purchase Programs

      Purchases made by officers, directors and employees of either the Company, an affiliate of the Company or any individual, firm or company that has executed the necessary agreements to sell the Contracts and members of each of their immediate families will not be subject to the Deferred Sales Charge. (See "Charges and Deductions - Deduction for Deferred Sales Charge" on page _____.) Such purchases include retirement accounts and must be for accounts in the name of the individual or qualifying family member.

Distributor


      AIG Equity Sales Corp. ("AIGESC"), 80 Pine Street, New York, New York, acts as the distributor of the Contracts. AIGESC is a wholly-owned subsidiary of American International Group, Inc. and an affiliate of the Company.


      Commissions not to exceed 7% of purchase payments will be paid to registered representatives of AIGESC and other entities which sell the Contracts. Additional payments may be made for other services not directly related to the sale of the Contracts, including the recruitment and training of personnel, production of promotional literature, and similar services.


      Under the Glass-Steagall Act and other laws, certain banking institutions may be prohibited from distributing variable annuity contracts. If a bank were prohibited from performing certain agency or administrative services and receiving fees from AIGESC, Owners who purchased Contracts through the bank would be permitted to retain their Contracts and alternate means for servicing those Owners would be sought. It is not expected, however, that Owners would suffer any loss of services or adverse financial consequences as a result of any of these occurrences.

                                 CONTRACT VALUE

      The Contract Value is the sum of the value of all Sub-account Accumulation Units attributable to the Contract and amounts contributed to a guarantee period of the General Account. (See "Appendix-General Account Option"). The value of an Accumulation Unit will vary from Valuation Period to Valuation Period. The value of an Accumulation Unit is determined at the end of the Valuation Period and reflects the investment earnings, or loss, and the deductions for the Valuation Period.


                                   WITHDRAWALS
Partial Withdrawal

      The Owner may partially withdraw Contract Value from the Contract prior to the Annuity Date. Any partial withdrawal is subject to the following conditions:

      (a) the Company must receive a written request;

      (b) the amount requested must be at least $500;

      (c) any applicable Deferred Sales Charge will be deducted;

      (d) the amount withdrawn will be the sum of the amount requested and the amount of any applicable Deferred Sales Charge; and

      (e) the Company will deduct the amount requested plus any Deferred Sales Charge from each Sub-account of the Variable Account either as specified or in the proportion that the Sub-account bears to the total Contract Value.


      Withdrawals (including systematic withdrawals discussed below) may be taxable and subject to a penalty tax. (See "Taxes" beginning on page .)


Systematic Withdrawal Program

      During the Accumulation Period an Owner may at any time elect in writing to take systematic withdrawals from one or more of the Sub-accounts or from a guarantee period of the General Account (See "Appendix-General Account Option") for a period of time not to exceed 12 months. In order to initiate this program, the amount to be systematically withdrawn must be equal to or greater than $200 provided that the Contract Value is equal to or greater than $24,000 and the amount to be withdrawn does not exceed the Free Withdrawal Amount. Systematic withdrawals will be made without the imposition of the Deferred Sales Charge. Systematic withdrawals may occur monthly or quarterly.

      The systematic withdrawal program may be canceled at any time by written request or automatically should the Contract Value fall below $1,000. In the event the systematic withdrawal program is canceled, the Owner may not elect to participate in such program until the next Contract Anniversary.

      An Owner may change once per Contract Year the amount or frequency subject to be withdrawn on a systematic basis.

      The systematic withdrawal program is annually renewable, although the limitations set forth above shall continue to apply.

      The Free Withdrawal Amount (see "Charges and Deductions - Deduction for Deferred Sales Charge" on page ) and Dollar Cost Averaging (See Statement of Additional Information-"General Information- Transfers") are not available while an Owner is receiving systematic withdrawals. An Owner will be entitled to the Free Withdrawal Amount and Dollar Cost Averaging on and after the Contract Anniversary next following the termination of the systematic withdrawal program.

      Implementation of the systematic withdrawal program may subject an Owner to adverse tax consequences, including a 10% tax penalty tax. (See "Taxes Taxation of Annuities in General" on page for a discussion of the tax consequences of withdrawals.)

Total Withdrawal

      The Owner may withdraw the entire Contract Value prior to the Annuity Date. A total withdrawal will cancel the Contract. The total withdrawal value is equal to the Contract Value next calculated after receipt of the written withdrawal request, less any applicable Deferred Sales Charge, less the annual Administrative Charge and less any applicable premium taxes, and, less any applicable charges assessed to amounts in the General Account. (See "Charges and Deductions" on page and "Appendix-General Account Option".)

Payment of Withdrawals

      Any Contract Values withdrawn will be sent to the Owner within seven (7) days of receipt of the written request, unless the Delay of Payments provision is in effect. (See Statement of Additional Information - "General Information Delay of Payments.") (See "Taxes - Taxation of Annuities in General" on page for a discussion of the tax consequences of withdrawals.)

      The Company reserves the right to ensure that an Owner's check or other form of purchase payment has been cleared for payment prior to processing any withdrawal or redemption request occurring shortly after a purchase payment.

      Certain restrictions on withdrawals are imposed on Contracts issued in connection with 403(b) Plans. (See "Taxes - 403(b) Plans" on page .)

                                      TAXES
Introduction

      The Contracts are designed to accumulate Contract Values with retirement plans which, except for IRAs and 403(b) Plans, are generally not tax-qualified plans (The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, Annuitant or Beneficiary depend on the Company's tax status and upon the tax and employment status of the individual concerned. Accordingly, each potential Owner should consult a competent tax adviser regarding the tax consequences of purchasing a Contract.

      The following discussion is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the Federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service (the "Service"). For a discussion of Federal income taxes as they relate to the Fund, please see the accompanying Prospectus for the Fund.

Company Tax Status

      The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Contract Value. Under existing Federal income tax law, the Variable Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes from the assets of the Variable Account should they be imposed with respect to such items in the future.

Taxation of Annuities in General - Non-Qualified Plans

      Code Section 72 governs the taxation of annuities. In general, a Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under the Contract. However, under certain circumstances, the increase in value may be subject to tax currently. (See "Contracts Owned by Non-Natural Persons," and "Diversification Standards".)

   Withdrawals prior to the Annuity Date

     Code Section 72 provides that a total or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract on the date of withdrawal exceed the "investment in the contract," as that term is defined under the Code. The "investment in the contract" can generally be described as the cost of the Contract. It generally constitutes the sum of all purchase payments made for the contract less any amounts received under the Contract that are excluded from gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

   Withdrawals on or after the Annuity Date

     Upon receipt of a lump sum payment on full surrender of the Contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. The taxable portion is taxed as ordinary income.

     If the recipient receives annuity payments rather than a lump sum payment, a portion of the payment is included in taxable income when received. For fixed annuity payments, the taxable portion of each payment is generally determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the nontaxable portion of the payment. The remaining portion of each payment is taxed as ordinary income.

     For variable annuity payments, the taxable portion is determined by a formula which establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income.

     The recipient is able to exclude a portion of the payments received from taxable income until the investment in the Contract is fully recovered. Annuity payments are fully taxable after the investment in the Contract is recovered. If the recipient dies before the investment in the Contract is recovered, the recipient's estate is allowed a deduction for the remainder.

   Penalty Tax on Certain Withdrawals

     With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a 10% penalty tax is imposed upon the portion of such amount which is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the Owner (or where the Owner is not an individual, the death of the "primary annuitant", who is defined as the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) allocable to investment in the Contract before August 14, 1982; (v) under a qualified funding asset (as defined in Code
Section 130(d)); (vi) under an immediate annuity contract; or (vii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount equal to the tax that would have been imposed but for item (iii) above as determined under Treasury Regulations, plus interest for the deferral period. The foregoing rule applies if the modification takes place: (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2; or (b) before the taxpayer reaches age 59 1/2.

   Assignments

     Any assignment or pledge of the Contract as collateral for a loan may result in a taxable event and the excess of the Contract Value over purchase payments will be taxed to the assignor as ordinary income. Please consult your tax adviser prior to making an assignment of the Contract.


   Generation Skipping Transfer Tax

     A transfer of the Contract or the designation of a beneficiary who is either 37 1/2 years younger than the Contract Owner or a grandchild of the Contract Owner may have Generation Skipping Transfer Tax consequences.

   Distribution-at-Death Rules

     In order to be treated as an annuity contract for Federal income tax purposes, a Contract must generally provide for the following two distribution rules: (i) if the Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as the method in effect on the Owner's death; and (ii) if a Owner dies before the Annuity Date, the entire interest must generally be distributed within five years after the date of death. To the extent such interest is payable to a designated Beneficiary, however, such interest may be annuitized over the life of that Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as distributions commence within one year after the date of death. The designated beneficiary is the person to whom ownership of the contract passes by reason of death, and must be a natural person. If the Beneficiary is the spouse of the Owner, the Contract may be continued unchanged in the name of the spouse as Owner.


     If the Owner is not an individual, the "primary annuitant" (as defined under the Code) is considered the Owner. In addition, when the Owner is not an individual, a change in the primary annuitant is treated as the death of the Owner.

   Gifts of Contracts

     Any transfer of a Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger tax on the gain in the Contract. The transferee will receive a step-up in basis for the amount included in the transferor's income. This provision, however, does not apply to those transfers between spouses or incident to a divorce which are governed by Code Section 1041(a).

   Contracts Owned by Non-Natural Persons

     If the Contract is held by a non-natural person (for example, a corporation or trust) the Contract is generally not treated as an annuity contract for Federal income tax purposes, and the income on the Contract (generally the excess of the Contract Value over the purchase payments) is includable in income each year. The rule does not apply where the non-natural person is only the nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply when the Contract is acquired by the estate of a decedent, when the Contract is held under certain qualified plans, when the Contract is a qualified funding asset for structured settlements, when the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity.

   Section 1035 Exchanges

     Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another annuity contract unless money is distributed as part of the exchange. A replacement contract obtained in a tax-free exchange of contracts succeeds to the status of the surrendered contract. Special rules and procedures apply to Code Section 1035 transactions. Prospective owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

   Multiple Contracts

     Annuity contracts that are issued by the same company (or affiliate) to the same Owner during any calendar year will be treated as one annuity contract in determining the amount includable in the taxpayer's gross income. Thus, any amount received under any such contract prior to the contract's annuity starting date will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts. The Treasury has broad regulatory authority to prevent avoidance of the purposes of this aggregation rule. It is possible that, under this authority, Treasury may apply this rule to amounts that are paid as annuities (on or after the starting date) under annuity contracts issued by the same company to the same Owner during any calendar year period. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income. Owners should consult a tax adviser before purchasing more than one Contract or other annuity contracts.

   Withholding

      The Company is required to withhold Federal income taxes on withdrawals, lump sum distributions, and annuity payments that include taxable income unless the payee elects to not have any withholding or in certain other circumstances. Special withholding rules apply to payments made to non-resident aliens.

   Lump-Sum Distribution or Withdrawal

     The Company is required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding.

   Annuity Payments

     The Company will withhold on the taxable portion of annuity payments based on a withholding certificate you file with the Company. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

     You are liable for payment of Federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Diversification Standards

      To comply  with the  diversification  regulations  promulgated  under Code
Section 817(h) (the "Diversification Regulations"), after a start-up period, each Sub-account is required to diversify its investments. The Diversification Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the assets of a Sub-account is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies so that an investment in the Fund is not treated as one investment but is treated as an investment in a pro-rata portion of each underlying asset of the Fund. All securities of the same issuer are treated as a single investment. In the case of government securities, each Government agency or instrumentality is treated as a separate issuer.

      In connection with the issuance of the proposed and temporary version of the Diversification Regulations, Treasury announced that such regulations do not provide guidance concerning the extent to which Owners may direct their investments to particular divisions of a separate account. It is possible that if and when additional regulations or IRS pronouncements are issued, the Contract may need to be modified to comply with such rules. For these reasons, the Company reserves the right to modify the Contract, as necessary, to prevent the Owner from being considered the owner of the assets of the Variable Account.

      The Company intends to comply with the Diversification Regulations to assure that the Contracts continue to be treated as annuity contracts for Federal income tax purposes.


Tax-Favored Plans


      By attachment of an endorsement that reflects the limits of Code section 408(b), the Contracts may be used as an IRA. The Contracts are also available for use in connection with a previously established 403(b) Plan. No attempt is made herein to provide more than general information about the use of the Contracts with IRAs or 403(b) Plans. The information herein is not intended as tax advice. A prospective Owner considering use of the Contract to create an IRA or in connection with a 403(b) Plan should first consult a competent tax adviser with regard to the suitability of the Contract as an investment vehicle for their qualified plan.

     While the Contract will not be available in connection with retirement plans designed by the Company which qualify for the federal tax advantages available under Sections 401 and 457 of the Code, a Contract can be used as the investment medium for an individual Owner's separately qualified 401 retirement plan. Distributions from a 401 qualified plan or 403(b) Plan (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan or an IRA. If the recipient is unable to take full advantage of the tax-free rollover provisions, there may be taxable income, and the imposition of a 10% penalty tax if the recipient is under age 59 1/2 (unless another exception applies under Code Section 72(t)). A prospective Owner considering use of the Contract in this manner should consult a competent tax advisor with regard to the suitability of the Contract of this purpose and for information concerning the provisions of the Code applicable to qualified plans, 403(b) Plans, and IRAs.

Individual Retirement Annuities


     Section 408 of the Code permits eligible individuals to contribute to an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA, provided certain conditions are met. Section 408A of the Code provides special rules for "Roth IRAs." The basic distinction between a Roth IRA and a regular IRA is that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are not includible in gross income for federal income tax purposes. Other differences include the ability to make contributions to a Roth IRA after age 70 1/2 and to defer distributions beyond age 70 1/2. Taxpayers whose adjusted gross incomes exceed certain levels are not eligible for Roth IRAs. Sales of the Contracts for use with IRAs are subject to special requirements imposed by the Service, including the requirement that informational disclosure be given to each person desiring to establish an IRA. Contracts offered in connection with an IRA by this Prospectus are not available in all states.

403(b) Plans


      Code Section 403(b)(11) imposes certain restrictions on a Owner's ability to make partial withdrawals from Code Section 403(b) Contracts, if attributable to purchase payments made under a salary reduction agreement. Specifically, Code
Section 403(b)(11) allows a Owner to make a surrender or partial withdrawal only
(a) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, only an amount equal to the purchase payments may be withdrawn. In addition, 403(b) Plans are subject to additional requirements, including: eligibility, limits on contributions, minimum distributions, and nondiscrimination requirements applicable to the employer. Owners and their employers are responsible for compliance with these rules. Contracts offered in connection with a 403(b) Plan offered by this Prospectus, are not available in all states.

                                LEGAL PROCCEDINGS

      The Company knows of no legal proceeding pending to which the Variable Account is a party or which would materially affect the Variable Account.

                                  LEGAL MATTERS


     Legal matters relating to the federal securities laws in connection with the Contracts described herein are being passed upon by the law firm of Jorden, Burt, Boros, Cicchetti, Berenson & Johnson LLP, Washington D.C.

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                                                           PAGE
General Information.................................
   The Company......................................
   Independent Accountants..........................
   Legal Counsel....................................
   Distributor......................................
   Calculation of Performance Related Information...
   Delay of Payments................................
   Transfers........................................
Method of Determining Contract Values...............
Annuity Provisions..................................
Annuity Benefits....................................
   Annuity Options..................................
   Variable Annuity Payment Values..................
   Annuity Unit.....................................
   Net Investment Factor............................
   Additional Provisions............................
Financial Statements................................

                                    APPENDIX

GENERAL ACCOUNT OPTION

      Under the General Account option, Contract Values are held in the Company's General Account. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 nor is the General Account registered as an investment company under the Investment Company Act of 1940. The Company understands that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the General Account portion of the Contract. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The General Account option is not available in all states.

      During the Accumulation Period the Owner may allocate amounts to the General Account. The General Account is an account maintained by us into which all of our assets have been allocated other than the assets of the Variable Account and any other separate accounts we maintain. The initial Purchase Payment will be invested in the General Account in accordance with the selection made by the Owner in the application. In the case of flexible premium Contracts, additional Purchase Payments will be allocated to General Account in accordance with the selection made by the Owner in the application or the most recent selection received at the Company Office, unless otherwise specified by the Owner. If the Owner elects to withdrawal amounts from the General Account such withdrawal, except as otherwise provided in this Appendix, will be subject to the same conditions as imposed on withdrawals from the Variable Account. The Company reserves the right to delay any payment from the General Account for up to six (6) months from the date it receives such request at its Office.

INVESTMENTS IN THE GENERAL ACCOUNT


     An allocation of the initial Purchase Payment to the General Account Option must equal the greater of (a) or (b) where: (a) is a percentage that is a whole number, equal to or greater than 10% and (b) is a dollar amount which is equal to or greater than $3,000. Subsequent Purchase Payments under flexible premium Contracts allocated to the General Account Option must be equal to or greater than $3,000. Amounts invested in the General Account are credited with interest on a daily basis at the then applicable effective guarantee rate. The effective guarantee rate is that rate in effect when the Owner allocates or transfers amounts to the General Account. If the Owner has allocated or transferred amounts at different times to the General Account, each allocation or transfer may have a unique effective guarantee rate and the General Account Option associated with that amount. We guarantee that the effective guarantee rate will not be changed more than once per year and will not be less than 3%.


GENERAL ACCOUNT TRANSFERS

      During the Accumulation Period the Owner may transfer, by written request or telephone authorization, Contract Values to or from a sub-account of the Variable Account to or from a guarantee period of the General Account at any time, subject to the conditions set out under Transfer of Contract Values Section.

MINIMUM SURRENDER VALUE


     The Minimum Surrender Value for amounts allocated to the General Account equals the amounts allocated (less withdrawals) with interest compounded annually at the rate of 3%, reduced by any applicable Deferred Sales Charge.


                      STATEMENT OF ADDITIONAL INFORMATION

                                    issued by

                               VARIABLE ACCOUNT I

                                       and

                           AIG LIFE INSURANCE COMPANY



     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DESCRIBING THE FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS. THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE
PROSPECTUS  DATED  MAY 1,  1998,  CALL OR  WRITE:  AIG Life  Insurance  Company,
Attention: Variable Products, One Alico Plaza, Wilmington, Delaware 19801, 1-800-340-2765.



Date of Statement of Additional Information: May 1, 1998.

                                TABLE OF CONTENTS


                                                                                                              Page
General Information.......................................................................................
     The Company..........................................................................................
     Independent Accountants..............................................................................
     Legal Counsel........................................................................................
     Distributor..........................................................................................
     Calculation of Performance Related Information.......................................................
Annuity Provisions........................................................................................
     Variable Annuity Payment Values......................................................................
     Annuity Unit.........................................................................................
     Net Investment Factor................................................................................
     Additional Provisions................................................................................
Financial Statements......................................................................................


                               GENERAL INFORMATION

The Company

         A description of AIG Life Insurance Company (the "Company") and its ownership is contained in the Prospectus. The Company will provide for the safekeeping of the assets of Variable Account I (the "Variable Account").

Independent Accountants

         The financial statements of the Company have been audited by Coopers and Lybrand, L.L.P., independent certified public accountants, whose offices are located in Philadelphia, Pennsylvania.

Legal Counsel


         Legal matters relating to the Federal securities laws in connection with the Contracts described herein and in the Prospectus are being passed upon by the law firm of Jorden Burt Boros Cicchetti Berenson & Johnson LLP, Washington, D.C..


Distributor

         AIG  Equity  Sales  Corp.,  a  wholly  owned   subsidiary  of  American
International Group, Inc. and an affiliate of the Company, acts as the distributor. Commissions are paid by the Variable Account directly to selling dealers and representatives on behalf of the Distributor. Commissions retained by the Distributor in 1997 were $193,263.91.

Calculation of Performance Related Information

A.       Yield and Effective Yield Quotations for the Money Market Subaccount


         The yield quotation for the Money Market Subaccount will be for the seven days ended on the date of the most recent balance sheet of the Variable Account included in the registration statement, and will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.


         Any effective yield quotation for the Money Market Subaccount will be for the seven days ended on the date of the most recent balance sheet of the Variable Account included in the registration statement, and will be carried at least to the nearest hundredth of one percent, and will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result, according to the following formula:

                           EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1


         For purposes of the yield and effective yield computations, the hypothetical charge reflects all deductions that are charged to all Owner accounts in proportion to the length of the base period. For any fees that vary with the size of the account, the account size is assumed to be the Money Market Subaccount's mean account size. The yield and effective yield quotations do not reflect the Surrender Charge that may be assessed at the time of withdrawal in an amount ranging up to 6% of the requested withdrawal amount, with the specific percentage applicable to a particular withdrawal depending on the length of time the purchase payment was held under the Contracts and whether withdrawals had been previously made during that Contract Year. (See "Charges and Deductions - Deduction for Surrender Charge" in the Prospectus). No deductions or sales loads are assessed upon annuitization under the Contracts. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the Money Market Subaccount and the Funds are excluded from the calculation of yield.


B.       Total Return Quotations


         The total return quotations for all of the Subaccounts will be average annual total return quotations for the one, five, and ten year periods (or, where a Subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the Variable Account and for the period from the date monies were first placed into the Subaccounts until the aforesaid date. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                             P(1+T)n = ERV

                  Where:   P = a hypothetical initial payment of $1,000

                             T = average annual total return

                             n = number of years

                                      ERV  =  ending   redeemable   value  of  a
                                      hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period.

         For the purposes of the total return quotations, the calculations take into effect all fees that are charged to all Owner accounts. For any fees that vary with the size of the account, the account size is assumed to be the respective Subaccount's mean account size. The calculations also assume a total withdrawal as of the end of the particular period.

C.       Yield Quotations


         Yield quotations will be based on the thirty-day period ended on the date of the most recent balance sheet of the Variable Account included in the registration statement, and are computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:


                               Yield = 2[(a - b + 1)6 - 1]
                                              cd

          Where: a = net investment income earned during the period by the corresponding portfolio of the Fund attributable to shares owned by the Subaccount.

                               b = expenses accrued for the period (net of reimbursements).

                               c = the average daily number of Accumulation Units outstanding during the period.

                               d    =   the   maximum    offering    price   per
                                    Accumulation Unit on the last day of the period.

         For the purposes of yield quotations for a Subaccount, the calculations take into effect all fees that are charged to all Owner accounts. For any fees that vary with the size of the account, the account size is assumed to be the respective Subaccount's mean account size. The calculations do not take into account the Surrender Charge or any transfer charges.


          A Surrender Charge may be assessed at the time of withdrawal in an amount ranging up to 6% of the requested withdrawal amount, with the specific percentage applicable to a particular withdrawal depending on the length of time the premium was held under the Contracts, and whether withdrawals had been previously made during that Contract Year. (See "Charges and Deductions - Deduction for Surrender Charge" in the Prospectus.) There is currently a transfer charge of $10 per transfer after a specified number of transfers in each Contract Year.
(See "Transfers" in the Prospectus).


D.       Non-Standardized Performance Data

         1.       Total Return Quotations


         The total return quotations for all of the Subaccounts other than a Money Market Subaccount, will be average annual total return quotations for the one, five, and ten year periods (or, where a Subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the Variable Account and for the period from the date monies were first placed into the Subaccounts until the aforesaid date. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                              P(1+T)n = ERV

                   Where:  P = a hypothetical initial payment of $1,000

                              T = average annual total return

                              n = number of years

                              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period.


         For the purposes of the total return quotations, the calculations take into effect all fees that are charged to all Owner accounts. For any fees that vary with the size of the account, the account size is assumed to be the respective Subaccount's mean account size. The calculations do not, however, assume a total withdrawal as of the end of the particular period and, therefore, no Surrender Charge is reflected.


         2.       Tax Deferred Accumulation

         In reports or other communications to You or in advertising or sales materials, the Company may also describe the effects of tax-deferred compounding on the separate account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contracts or in general on a tax-deferred basis with the returns on a taxable basis.
Different tax rates may be assumed.

         In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the Accumulation Period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The chart shows accumulations on an initial investment or Premium of a given amount, assuming hypothetical gross annual returns compounded annually, and a stated assumed rate. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity in a chart reflect the deduction of contractual expenses such as the 1.25% Mortality and Expense Risk Charge, the 0.15% Administrative Fee, and the $30 Contract Maintenance Charge, but not the expenses of an underlying investment vehicle. In addition, these values assume that the Owner does not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 31% rate on the amount in excess of the Premium.

         In developing tax-deferral charts, the Company will follow general principles: (1) the assumed rate of earnings will be realistic; (2) the chart will (a) depict accurately the effect of all fees and charges, or (b) provide a narrative that prominently discloses all fees and charges; (3) comparative charts for accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of withdrawals and surrenders; and (4) a narrative accompanying the chart will disclose prominently that there may be a 10% tax penalty on withdrawals by Owners who have not reached age 59 1/2.

         The rates of return illustrated in a chart will be hypothetical and are not an estimate or guaranty of performance. Actual tax rates may vary for different taxpayers from that illustrated and, as noted above, withdrawals by Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.


Variable Annuity Payments


         A variable annuity is an annuity with payments which (1) are not predetermined as to dollar amount, and (2) will vary in amount with the net investment results of the applicable Subaccount(s) of the Variable Account. At the Annuity Date the Contract Value in each Subaccount will be applied to the applicable Annuity Tables contained in the Contracts. The Annuity Table used will depend upon the payment option chosen. The same Contract Value amount applied to each payment option may produce a different initial annuity payment. If, as of the Annuity Date, the then current annuity rates applicable to this class of contracts will provide a larger income than that guaranteed for the same form of annuity under the Contracts described herein, the larger amount will be paid.

         The first annuity payment for each Subaccount is determined by multiplying the amount of the Contract Value allocated to that Subaccount by the factor shown in the table for the option selected, divided by 1000.

         The dollar amount of Subaccount annuity payments after the first is determined as follows:

                   (a) The dollar amount of the first annuity payment is divided by the value for the Subaccount Annuity Unit as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the Annuity payment period, subject to any transfers.

                   (b) The fixed number of Annuity Units is multiplied by the Annuity Unit value for the Valuation Period 14 days prior to the date of payment.

          The total dollar amount of each variable annuity payment is the sum of all Subaccount variable annuity payments less the pro-rata amount of the annual Administrative Charge.

Annuity Unit

         The value of an Annuity Unit for each Subaccount was arbitrarily set initially at $10. This was done when the first Fund shares were purchased. The Subaccount Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

                    (a) is the net investment factor for the Valuation Period for which the Subaccount Annuity Unit value is being determined; and

                  (b) is the assumed investment factor for such Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed investment rate of 5%.

Net Investment Factor

         The net investment factor is used to determine how investment results of the Funds affect the Subaccount Annuity Unit value from one Valuation Period to the next. The net investment factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

                   (a)     is equal to:

                            (i) the net asset value per share of the Fund held in the Subaccount determined at the end of that Valuation Period; plus

                           (ii) the per share amount of any dividend or capital gain distribution made by the Fund held in the Subaccount if the "ex-dividend" date occurs during that same Valuation Period; plus or minus

                           (iii) a per share charge or credit, which is determined by the Company, for changes in tax reserves resulting from investment operations of the Subaccount.

                   (b)     is equal to:

                           (i)the net  asset  value  per  share of the Fund held
                                    in the Subaccount determined as of the end of the prior Valuation Period; plus or minus

                           (ii)     the  per  share  charge  or  credit  for any
                                    change  in  tax   reserves   for  the  prior
                                    Valuation Period.

                   (c)     is equal to:

                           (i)the percentage  factor  representing the Mortality
                                    and Expense  Risk Charge, plus

                           (ii)     the  percentage   factor   representing  the
                                    daily Administrative  Charge.

         The net investment factor may be greater or less than the assumed investment factor; therefore, the Subaccount Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

Additional Provisions

         The Company may require proof of the age of the Annuitant before making any life annuity payment provided for by the Contracts. If the age of the Annuitant has been misstated, the Company will compute the amount payable based on the correct age. If annuity payments have begun, any underpayments that may have been made will be paid in full with the next annuity payment, including interest at the annual rate of 5%. Any overpayments, including interest at the annual rate of 5%, unless repaid to the Company in one sum, will be deducted from future annuity payments until the Company is repaid in full.

         If a Contract provision requires that a person be alive, the Company may require due proof that the person is alive before the Company acts under that provision.

         The Company will give the payee under an annuity payment option a settlement contract for the payment option.

         You may assign a Contract prior to the Annuity Date. A written request, dated and signed by you must be sent to our Administrative Office. A duly executed copy of any assignment must be filed with our Administrative Office. We are not responsible for the validity of any assignment.

                              FINANCIAL STATEMENTS


         The financial statements of the Company and the Variable Account are incorporated by reference herein and shall be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.













                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION



                           INDIVIDUAL SINGLE PURCHASE
                   PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS



                                    issued by



                               VARIABLE ACCOUNT I



                                       and



                           AIG LIFE INSURANCE COMPANY



     THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE VARIABLE ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.



     THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS DATED May 1, 1998 CALL OR WRITE: AIG Life Insurance Company, Attention: Variable Products, One Alico Plaza, Wilmington, Delaware 19801, 10005, 1-800-340-2765.


      DATE OF STATEMENT OF ADDITIONAL INFORMATION:     May 1, 1998

                              TABLE OF CONTENTS



                                                              PAGE
General Information.........................................
    The Company.............................................
    Independent Accountants.................................
    Legal Counsel...........................................
    Distributor.............................................
    Calculation of Performance Related Information..........
    Delay of Payments.......................................
    Transfers...............................................
Method of Determining Contract Values.......................
Annuity Provisions..........................................
    Annuity Benefits........................................
    Annuity Options.........................................
    Variable Annuity Payment Values.........................
    Annuity Unit............................................
    Net Investment Factor...................................
    Additional Provisions...................................
Financial Statements.........................................

                                  GENERAL INFORMATION

The Company

     A description of AIG Life Insurance Company (the "Company"), and its ownership is contained in the Prospectus. The Company will provide for the safekeeping of the assets of the Variable Account.

Independent  Accountants

     The audited financial statements of the Company and Variable Account A have been audited by Coopers and Lybrand, independent certified public accountants, whose offices are located in Philadelphia, Pennsylvania.

Legal Counsel


     Legal matters relating to the Federal securities laws in connection with the Contracts described herein and in the Prospectus are being passed upon by the law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, Washington, D.C.


Distributor

     AIG Equity Sales Corp.  ("AIGESC"),  a wholly owned  subsidiary of American
International Group, Inc. and an affiliate of the Company, acts as the distributor. The offering is on a continuous basis. Commissions in the amount of $193,263.91 were retained by the Distributor in 1997.


Calculation Of Performance Related Information

A. Yield and Effective Yield Quotations for the Money Market Sub-account


     The yield quotation for the Money Market Sub-account will be for the seven days ended on the date of the most recent balance sheet of the Variable Account included in the registration statement, and will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one Accumulation Unit in the Money Market Sub-account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.



     Any effective yield quotation for the Money Market Sub-account will be for the seven days ended on the date of the most recent balance sheet of the Variable Account included in the registration statement, and will be carried at least to the nearest hundredth of one percent, and will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one Accumulation Unit in the Money Market Sub-account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result, according to the following formula:


         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1.


     For purposes of the yield and effective yield computations, the hypothetical charge reflects all deductions that are charged to all Contract Owner accounts in proportion to the length of the base period. For any fees that vary with the size of the account, the account size is assumed to be the Money Market Sub-account's mean account size. The yield and effective yield quotations do not reflect the Deferred Sales Charge that may be assessed at the time of withdrawal in an amount ranging up to 6% of the requested withdrawal amount, with the specific percentage applicable to a particular withdrawal depending on the length of time the purchase payment was held under the Contract and whether withdrawals had been previously made during that Contract Year. (See "Charges and Deductions - Deduction for Deferred Sales Charge" on page 17 of the Prospectus) No deductions or sales loads are assessed upon annuitization under the Contracts. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the Money Market Sub-account and the Fund are excluded from the calculation of yield.

 B.   Total Return Quotations

     The total return quotations for all the Sub-accounts will be average annual total return quotations for the one, five, and ten year periods (or, where a Sub-account has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the Variable Account and for the period from the date monies were first placed into the Sub-accounts until the aforesaid date. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T) to the power of n = ERV

         Where:  P = a hypothetical initial payment of $1,000

                 T = average annual total return

                 n = number of years

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period.

     For the purposes of the total return quotations , the calculations take into effect all fees that are charged to all Contract Owner accounts. For any fees that vary with the size of the account, the account size is assumed to be the respective Sub-account's mean account size. The calculations also assume a total withdrawal as of the end of the particular period.

C.   Yield  Quotations


     The yield quotations for the Short-Term Multi-Market, U.S. Government/High Grade Securities and Global Bond Sub-accounts will be based on the thirty-day period ended on the date of the most recent balance sheet of the Variable Account included in the registration statement, and are computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:


                      Yield = 2[(a - b + 1) to the power of 6 - 1]
                                ----------
                                   cd

 Where: a = net investment income earned during the period by the corresponding Portfolio of the Fund attributable to shares owned by the Sub-account.

           b = expenses accrued for the period (net of reimbursements).

           c = the average daily number of Accumulation Units outstanding during the period.

           d = the maximum offering price per Accumulation Unit on the last day of the period.


     For the purposes of the yield quotations for a Sub-accounts, the calculations take into effect all fees that are charged to all Contract Owner accounts. For any fees that vary with the size of the account, the account size is assumed to be the respective Sub-account's mean account size. The calculations do not take into account the Deferred Sales Charge or any transfer charges.


     A Deferred Sales Charge may be assessed at the time of withdrawal in an amount ranging up to 6% of the requested withdrawal amount, with the specific percentage applicable to a particular withdrawal depending on the length of time the purchase payment was held under the Contract, and whether withdrawals had been previously made during that Contract Year. (See "Charges and Deductions - Deduction for Deferred Sales Charge" on page 17 of the Prospectus) There is currently a transfer charge of $10 per transfer after a specified number of transfers in each Contract Year. (See "The Fund, - Transfer of Contract Values" on page 15 of the Prospectus)

D.   Non- Standardized Performance Data

     1.   Total Return Quotations


     The total return quotations for all the Sub-accounts will be average annual total return quotations for the one, five, and ten year periods (or, where a Sub-account has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the Variable Account and for the period from the date monies were first placed into the Sub-accounts until the aforesaid date. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula: P(1+T)to the powere of n = ERV


        Where:  P = a hypothetical initial payment of $1,000

                      T = average annual total return

                      n = number of years

                    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period.


    For the purposes of the total return quotations, the calculations take into effect all fees that are charged to all Contract Owner accounts. For any fees that vary with the size of the account, the account size is assumed to be the respective Sub-account's mean account size. The calculations do not, however, assume a total withdrawal as of the end of the particular period.

    2.    Tax Deferred Accumulation


     In reports or other communications to You or in advertising or sales materials, the Company may also describe the effects of tax-deferred compounding on the separate account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

     In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The charts may show accumulations on an initial investment or Purchase Payment of a given amount, assuming hypothetical gross annual returns compounded annually, and a stated assumed rate. The values shown for the taxable investment will not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity in a chart reflect the deduction of contractual expenses such as the 1.25% mortality and expense risk charge, the 0.15% Administrative Fee and the $30 Contract Maintenance Charge , but not the expenses of an underlying investment vehicle, such as the Fund. In addition, these values assume that the Owner does not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all contract value and the payment of taxes at the stated assumed rate on the amount in excess of the Purchase Payment.

     In developing tax-deferral charts, the Company will follow these general principles: (1) the assumed rate of earnings will be realistic; (2) the chart will (a)depict accurately the effect of all fees and charges, or (b) provide a narrative that prominently discloses all fees and charges; (3) comparative charts for accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of withdrawals and surrenders; and (4) a narrative accompanying the chart will disclose prominently that there may be a 10% tax penalty on withdrawals by Owners who have not reached age 59 1/2.

     The rates of return illustrated in a chart will be hypothetical and not an estimate or guaranty of performance. Actual tax rates may vary for different taxpayers from those illustrated in a chart.

Delay of Payments

     Any payments due under the Contracts will generally be sent to the Contract Owner within seven (7) days of a completed request for payment. However, the Company has reserved the right to postpone any type of payment from the Variable Account for any period when:

     (a) the New York Stock Exchange is closed for other than customary weekends and holidays;

     (b)  trading on the Exchange is restricted;

     (c) an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

     (d) an order of the Securities and Exchange Commission permits delay for the protection of security holders.

     The applicable rules of the Securities and Exchange Commission shall govern as to whether the conditions in (b) and (c) exists.

Transfers

     A Contract Owner may deposit prior to the Annuity Date, all or part of his Contract Value into either the Money Market or Short-Term Multi-Market Sub-account (the "Sending Sub-account"), and then automatically transfer those assets into one or more of the other Sub-accounts on a systematic basis. The amount transferred to the Sending Sub-account must be at least $12,000 in order to initiate this option. This process is called Automatic Dollar Cost Averaging.

     The Automatic Dollar Cost Averaging option is available for use with any of the investment options, other than the General Account.

     Automatic Dollar Cost Averaging transfers may occur monthly or quarterly. The Contract Owner may designate the dollar amount to be transferred each month or elect to have a percentage transferred each month, up to a maximum of 60 months.

     The Company will make all Automatic Dollar Cost Averaging transfers on the 15th calendar day of each month, or the next day the New York Stock Exchange is open for business if the 15th calendar day of the month should fall on a day the New York Stock Exchange is closed. In order to process an Automatic Dollar Cost Averaging transfer, the Company must have received a request in writing by no later than the 6th calendar day of the month.

     The Automatic Dollar Cost Averaging option may be cancelled at any time by written request or automatically if the value of the Sending Sub-account subject to the Automatic Dollar Cost Averaging option is less than $1,000.

     A Contract Owner may change his Automatic Dollar Cost Averaging investment allocation only once during any 12 month period.

     Any transfers made under this section are subject to the conditions of the section entitled " The Fund- Transfer of Contract Values" on page 15 of the Prospectus, except that the Company will not deem the election of the Automatic Dollar Cost Averaging option to count towards a Contract Owner's twelve (12) free transfers.

          METHOD OF  DETERMINING  CONTRACT  VALUES

     The Contract Value will fluctuate in accordance with the investment results of the underlying Portfolios of the Fund held within the Sub-account. In order to determine how these fluctuations affect Contract Values, Accumulation Units are utilized. The value of an Accumulation Unit applicable during any Valuation Period is determined at the end of that period.

     When the first shares of the respective Portfolios of the Fund were purchased for the Sub-accounts, the Accumulation Units for the Sub-accounts were valued at $10. The value of an Accumulation Unit for a Sub-account on any Valuation Date thereafter is determined by dividing (a) by (b), where:

         (a)  is equal to:

          (i) the total value of the net assets attributable to Accumulation Units in the Sub-account, minus (ii) the daily charge for assuming the risk of guaranteeing mortality factors and expense charges, which is equal on an annual basis to 1.25% multiplied by the daily net asset value of the Sub-account; minus (iii) the daily charge for providing certain administrative functions which is equal on an annual basis to 0.15% multiplied by the daily net asset value of the Sub-Account, minus or plus (iv) a charge or credit for any tax provision established for the Sub-account. The Company is not currently making any provision for taxes.

          (b) is the total number of Accumulation Units applicable to that Sub-account at the end of the Valuation Period.

     The resulting value of each Sub-account Accumulation Unit is multiplied by the respective number of Sub-account Accumulation Units for a Contract. The Contract Value is the sum of all Sub-account values for the Contract.

     An Accumulation Unit may increase or decrease in value from Valuation Date to Valuation Date.


                             ANNUITY PROVISIONS
Annuity Benefits

     If the Annuitant is alive on the Annuity Date the Company will begin making payments to the Annuitant under the payment option or options selected. The amount of the annuity payments will depend on the age or sex of the payee at the time the settlement contract is issued.

Annuity Options
         The an
nuity options are as follows:

         Option 1: Life Income. The Company will pay an annuity during the lifetime of the payee.

         Option 2: Income with 10 Years of Payments Guaranteed. The Company will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for less than 10 years:

          (a) payments will be continued during the remainder of the period to the successor payee; or

          (b) the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this Option.

         Option 3: Joint and Last Survivor Income. The Company will pay an annuity for as long as either payee or a designated second person is alive.

     Annuity options are available on a fixed and/or a variable basis. The Contract Owner may allocate Contract Values to purchase only fixed annuity payments, or to purchase only variable annuity payments, or to purchase a combination of the two. Contract Values which purchase fixed annuity payments will be invested in the General Account. Contract Values which purchase variable annuity payments will be invested in the Variable Account. The Contract Owner may make no transfers between the General Account and the Variable Account after the Annuity Date. The Company also may offer additional options at its discretion.

Variable Annuity Payment Values

     A Variable Annuity is an annuity with payments which (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable Sub-account(s) of the Variable Account. At the Annuity Date the Contract Value in each Sub-account will be applied to the applicable Annuity Tables contained in the Contract. The Annuity Table used will depend upon the payment option chosen. The same Contract Value amount applied to each payment option may produce a different initial annuity payment. If, as of the Annuity Date, the then current annuity rates applicable to this class of contracts will provide a larger income than that guaranteed for the same form of annuity under the Contracts described herein, the larger amount will be paid.

     The first annuity payment for each Sub-account is determined by multiplying the amount of the Contract Value allocated to that Sub-account by the factor shown in the table for the option selected, divided by 1000.

     The dollar amount of Sub-account annuity payments after the first is determined as follows:

          (a) The dollar amount of the first annuity payment is divided by the value for the Sub-account Annuity Unit as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the Annuity payment period, subject to any transfers.

          (b) The fixed number of Annuity Units is multiplied by the Annuity Unit value for the Valuation Period 14 days prior to the date of payment.

     The total dollar amount of each Variable  Annuity payment is the sum of all
Sub-account   variable   annuity  payments  less  the  pro-rata  amount  of  the
Administrative Charge.

Annuity Unit

     The value of an Annuity Unit for each Sub-account was arbitrarily set initially at $10. This was done when the first Fund shares were purchased. The Sub-account Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the Sub-account Annuity Unit value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

          (a) is the net investment factor for the Valuation Period for which the Sub-account Annuity Unit value is being determined; and

          (b) is the assumed investment factor for such Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed investment rate of 5%.

Net Investment Factor

     The net investment factor is used to determine how investment results of the Fund affect Variable Account Values within the Sub-accounts from one Valuation Period to the next. The net investment factor for each Sub-account for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

          (a)  is equal to:

               (i) the net asset value per share of the Fund held in the Sub-account determined at the end of that Valuation Period; plus

               (ii) the  per  share  amount  of any  dividend  or  capital  gain distribution made by the Fund held in the Sub-account if the "ex-dividend" date occurs during that same Valuation Period; plus or minus (iii) a per share charge or credit, which is determined by the Company, for changes in tax reserves resulting from investment operations of the Sub-account.

          (b)  is equal to:

               (i) the net asset value per share of the Fund held in the Sub-account determined as of the end of the prior Valuation Period; plus or minus

               (ii) the  per  share  charge  or  credit  for any  change  in tax reserves for the prior Valuation Period.

          (c)  is equal to:

               (i) is the percentage factor representing the Mortality and Expense Risk Charge plus

               (ii) the percentage factor representing the daily  Administrative
                    Charge.

     The net investment factor may be greater or less than the assumed investment factor; therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

Additional Provisions

     The Company may require proof of the age or sex of the Annuitant before making any life annuity payment provided for by the Contract. If the age or sex of the Annuitant has been misstated the Company will compute the amount payable based on the correct age or sex. If annuity payments have begun, any underpayments that may have been made will be paid in full with the next annuity payment,including interest at an annual rate of 5%. Any overpayments, including interest at the annual rate of 5%, unless repaid to the Company in one sum, will be deducted from future annuity payments until the Company is repaid in full.

     If a Contract provision requires that a person be alive, the Company may require proof that the person is alive before the Company acts under that provision.

     The Company will give the payee under an annuity payment option a settlement contract for the payment option.

     You may assign this Contract prior to the Annuity Date. A written request,dated and signed by you must be sent to our Administrative Office. A duly executed copy of any assignment must be filed with our Administrative Office. We are not responsible for the validiy of any assignment.

                              FINANCIAL STATEMENTS


     The financial statements of the Company and the Variable Account included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.


                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997

------------------------------------------------------------------------------------------------------------------------------

ASSETS:
                Investments at Market Value:
                   Alliance Variable Products Series Fund, Inc.:

                                                                           Shares             Cost            Market Value
                                                                    ----------------------------------------------------------
                      Money Market Portfolio                          48,834,452.680     $  48,834,453       $  48,834,453
                      Premier Growth Portfolio                         7,334,024.453       126,780,760         153,941,173
                      Growth & Income Portfolio                        8,850,142.222       145,701,485         176,383,335
                      International Portfolio                          3,086,320.026        45,051,696          46,356,524
                      Short-Term Multi-Market Portfolio                  440,535.119         4,664,906           4,656,454
                      Global Bond Portfolio                              840,870.747         9,642,327           9,333,665
                      U.S. Government/High Grade
                           Securities Portfolio                        2,204,634.379        25,120,942          26,301,290
                      Global Dollar Government Portfolio                 794,133.993        11,052,840          11,634,063
                      North American Government Portfolio              1,840,371.285        22,289,136          23,869,617
                      Utility Income Portfolio                           907,168.060        11,240,616          14,215,333
                      Conservative Investors Portfolio                 1,571,605.621        18,811,156          20,588,033
                      Growth Investors Portfolio                         819,482.481        10,390,635          11,784,159
                      Growth Portfolio                                 8,155,911.321       132,878,605         182,855,530
                      Total Return Portfolio                           1,685,498.520        24,075,974          28,518,632
                      Worldwide Privatization Portfolio                2,366,232.165        31,344,728          33,600,497
                      Technology Portfolio                             4,703,246.181        52,659,984          55,122,044
                      Quasar Portfolio                                 3,929,160.165        45,236,808          49,546,710
                      Real Estate Investment Portfolio                   927,129.922        10,273,862          11,431,513
                      High Yield Portfolio                               106,361.572         1,079,797           1,098,716
                                                                                        ------------------  ------------------

                      Total Investments                                                   $777,130,710         910,071,741
                                                                                                            --------------
                           Total Assets                                                                       $910,071,741
                                                                                                            ===============

EQUITY:
                Variable Annuity Contracts                                                                    $909,035,323
                Annuity Reserves                                                                                 1,036,418
                                                                                                            --------------
                           Total Equity                                                                       $910,071,741
                                                                                                            ==============


                        See Notes to Financial Statements


                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                             STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1997
                                                                                           Alliance               Alliance
                                                                                            Money                 Premier
                                                                                           Market                 Growth
                                                                  Total                   Portfolio              Portfolio
                                                             -----------------        -----------------      -----------------
Investment Income (Loss):
    Dividends                                                     $22,408,904             $2,470,839               $131,769
Expenses:
    Mortality & Expense Risk Fees                                   8,824,201                618,958              1,403,115
    Daily Administrative Charges                                    1,057,542                 74,125                168,030
                                                             -----------------      -----------------      -----------------
Net Investment Income (Loss)                                       12,527,161              1,777,756             (1,439,376)
                                                             -----------------      -----------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                    8,533,937                      0              1,068,076
    Change in Unrealized Appreciation
        (Depreciation)                                             95,859,687                      0             28,012,215
                                                             -----------------      -----------------      -----------------
    Net Gain (Loss) on Investments                                104,393,624                      0             29,080,291
                                                             -----------------      -----------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                    $116,920,785             $1,777,756            $27,640,915
                                                             =================      =================      =================

                                                                Alliance
                                                                  Growth                                       Alliance
                                                                    &                   Alliance              Short-Term
                                                                  Income             International           Multi-Market
                                                                Portfolio              Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Investment Income (Loss):
    Dividends                                                      $7,305,791             $1,045,391               $295,893
Expenses:
    Mortality & Expense Risk Fees                                   1,667,041                526,886                 65,376
    Daily Administrative Charges                                      198,955                 63,595                  7,833
                                                             -----------------      -----------------      -----------------
Net Investment Income (Loss)                                        5,439,795                454,910                222,684
                                                             -----------------      -----------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                      840,480                357,951                 15,429
    Change in Unrealized Appreciation
        (Depreciation)                                             23,873,153               (438,658)               (77,786)
                                                             -----------------      -----------------      -----------------
    Net Gain (Loss) on Investments                                 24,713,633                (80,707)               (62,357)
                                                             -----------------      -----------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                     $30,153,428               $374,203               $160,327
                                                             =================      =================      =================

                                                                                           Alliance
                                                                                             U.S.                    Alliance
                                                                    Alliance              Government                  Global
                                                                     Global                  High                     Dollar
                                                                      Bond                  Grade                   Government
                                                                   Portfolio              Portfolio                 Portfolio
                                                                -----------------      -----------------         ----------------
Investment Income (Loss):

    Dividends                                                        $496,391             $1,048,291               $946,476
Expenses:
    Mortality & Expense Risk Fees                                     102,215                283,488                123,031
    Daily Administrative Charges                                       12,355                 33,934                 14,805
                                                             -----------------      -----------------      -----------------
Net Investment Income (Loss)                                          381,821                730,869                808,640
                                                             -----------------      -----------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                        1,224                249,171                530,664
    Change in Unrealized Appreciation
        (Depreciation)                                               (424,240)               593,093               (441,472)
                                                             -----------------      -----------------      -----------------
    Net Gain (Loss) on Investments                                   (423,016)               842,264                 89,192
                                                             -----------------      -----------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                        ($41,195)            $1,573,133               $897,832
                                                             =================      =================      =================

                                                                 Alliance
                                                                  North                 Alliance               Alliance
                                                                 American               Utility              Conservative
                                                                Government               Income               Investors
                                                                Portfolio              Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Investment Income (Loss):
    Dividends                                                        $861,978               $197,080               $372,843
Expenses:
    Mortality & Expense Risk Fees                                     244,872                142,760                202,281
    Daily Administrative Charges                                       29,359                 16,953                 24,301
                                                             -----------------      -----------------      -----------------
Net Investment Income (Loss)                                          587,747                 37,367                146,261
                                                             -----------------      -----------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                      935,084                357,093                147,520
    Change in Unrealized Appreciation
        (Depreciation)                                               (131,720)             2,221,402              1,180,644
                                                             -----------------      -----------------      -----------------
    Net Gain (Loss) on Investments                                    803,364              2,578,495              1,328,164
                                                             -----------------      -----------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                      $1,391,111             $2,615,862             $1,474,425
                                                             =================      =================      =================

                                                                 Alliance                                      Alliance
                                                                  Growth                Alliance                Total
                                                                Investors                Growth                 Return
                                                                Portfolio              Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Investment Income (Loss):
    Dividends                                                        $267,445             $5,251,158               $960,722
Expenses:
    Mortality & Expense Risk Fees                                     114,559              1,790,772                267,729
    Daily Administrative Charges                                       13,902                213,819                 32,294
                                                             -----------------      -----------------      -----------------
Net Investment Income (Loss)                                          138,984              3,246,567                660,699
                                                             -----------------      -----------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                      190,817              2,477,607                339,981
    Change in Unrealized Appreciation
        (Depreciation)                                                894,580             30,741,149              2,789,900
                                                             -----------------      -----------------      -----------------
    Net Gain (Loss) on Investments                                  1,085,397             33,218,756              3,129,881
                                                             -----------------      -----------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                      $1,224,381            $36,465,323             $3,790,580
                                                             =================      =================      =================

                                                                Alliance
                                                                Worldwide               Alliance               Alliance
                                                              Privatization            Technology               Quasar
                                                                Portfolio              Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Investment Income (Loss):
    Dividends                                                        $616,885               $121,367                $18,585
Expenses:
    Mortality & Expense Risk Fees                                     321,765                529,646                361,801
    Daily Administrative Charges                                       38,822                 63,984                 43,518
                                                             -----------------      -----------------      -----------------
Net Investment Income (Loss)                                          256,298               (472,263)              (386,734)
                                                             -----------------      -----------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                      303,968                360,141                329,576
    Change in Unrealized Appreciation
        (Depreciation)                                                767,160                970,209              4,153,490
                                                             -----------------      -----------------      -----------------
    Net Gain (Loss) on Investments                                  1,071,128              1,330,350              4,483,066
                                                             -----------------      -----------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                      $1,327,426               $858,087             $4,096,332
                                                             =================      =================      =================

                                                                 Alliance               Alliance
                                                                   Real                   High
                                                                  Estate                 Yield
                                                                Portfolio              Portfolio
                                                             -----------------      -----------------
Investment Income (Loss):
    Dividends                                                              $0                     $0
Expenses:
    Mortality & Expense Risk Fees                                      56,548                  1,358
    Daily Administrative Charges                                        6,796                    162
                                                             -----------------      -----------------
Net Investment Income (Loss)                                          (63,344)                (1,520)
                                                             -----------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                       29,149                      6
    Change in Unrealized Appreciation
        (Depreciation)                                              1,157,650                 18,918
                                                             -----------------      -----------------
    Net Gain (Loss) on Investments                                  1,186,799                 18,924
                                                             -----------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                      $1,123,455                $17,404
                                                             =================      =================

                        See Notes to Financial Statements

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                       STATEMENT OF CHANGES IN NET ASSETS
                    For The Years Ended December 31, 1997 and
                                December 31, 1996

                                                                                       1997
                                                                                        Alliance               Alliance
                                                                                         Money                 Premier
                                                                                         Market                 Growth
                                                                  Total                Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets
Operations:

    Net Investment Income (Loss)                                  $12,527,161             $1,777,756            ($1,439,376)
    Realized Gain (Loss) on Investment Activity                     8,533,937                      0              1,068,076
    Change in Unrealized Appreciation
        (Depreciation) of Investments                              95,859,687                      0             28,012,215
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                              $116,920,785              1,777,756             27,640,915
                                                             -----------------      -----------------      -----------------

Capital Transactions:
    Contract Deposits                                             358,230,727            112,042,295             42,843,795
    Administrative Charges                                           (230,848)               (10,967)               (36,258)
    Transfers Between Funds                                         1,374,645           (102,045,811)            20,952,051
    Contract Withdrawals                                          (42,834,561)            (8,565,077)            (6,138,067)
    Deferred Sales Charges                                         (1,251,060)              (304,347)              (185,450)
    Death Benefits                                                 (6,433,953)            (1,442,716)              (991,469)
    Annuity Payments                                                 (130,144)                (2,837)               (19,084)
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                     308,724,806               (329,460)            56,425,518
                                                             -----------------      -----------------      -----------------

Total Increase (Decrease) in Net Assets                           425,645,591              1,448,296             84,066,433
Net Assets, at Beginning of Year                                  484,426,150             47,386,157             69,874,740
                                                             -----------------      -----------------      -----------------
Net Assets, at End of Year                                    $   910,071,741            $48,834,453           $153,941,173
                                                             =================      =================      =================

                                                                 Alliance
                                                                  Growth                                       Alliance
                                                                    &                   Alliance              Short-Term
                                                                  Income             International           Multi-Market
                                                                Portfolio              Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                   $5,439,795               $454,910               $222,684
    Realized Gain (Loss) on Investment Activity                       840,480                357,951                 15,429
    Change in Unrealized Appreciation
        (Depreciation) of Investments                              23,873,153               (438,658)               (77,786)
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                30,153,428                374,203                160,327
                                                             -----------------      -----------------      -----------------

Capital Transactions:
    Contract Deposits                                              47,608,921             11,808,046              1,806,048
    Administrative Charges                                            (41,228)               (16,005)                (1,450)
    Transfers Between Funds                                        20,893,295              2,920,809             (2,020,981)
    Contract Withdrawals                                           (7,179,891)            (1,677,563)              (245,827)
    Deferred Sales Charges                                           (187,648)               (39,973)                (6,556)
    Death Benefits                                                 (1,020,337)              (337,804)                (9,754)
    Annuity Payments                                                  (21,546)               (18,316)                     0
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                      60,051,566             12,639,194               (478,520)
                                                             -----------------      -----------------      -----------------

Total Increase (Decrease) in Net Assets                            90,204,994             13,013,397               (318,193)
Net Assets, at Beginning of Year                                   86,178,341             33,343,127              4,974,647
                                                             -----------------      -----------------      -----------------
Net Assets, at End of Year                                       $176,383,335            $46,356,524             $4,656,454
                                                             =================      =================      =================

                                                                                        Alliance
                                                                                          U.S.                 Alliance
                                                                 Alliance              Government               Global
                                                                  Global                  High                  Dollar
                                                                   Bond                  Grade                Government
                                                                Portfolio              Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     $381,821               $730,869               $808,640
    Realized Gain (Loss) on Investment Activity                         1,224                249,171                530,664
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                (424,240)               593,093               (441,472)
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                   (41,195)             1,573,133                897,832
                                                             -----------------      -----------------      -----------------

Capital Transactions:
    Contract Deposits                                               2,119,563              4,714,575              3,433,148
    Administrative Charges                                             (3,652)                (8,042)                (3,107)
    Transfers Between Funds                                           201,828              1,541,845              1,057,723
    Contract Withdrawals                                             (453,045)            (1,835,032)              (451,520)
    Deferred Sales Charges                                            (10,379)               (59,106)               (11,697)
    Death Benefits                                                   (143,059)              (209,720)              (126,761)
    Annuity Payments                                                   (2,250)                  (416)                  (396)
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       1,709,006              4,144,104              3,897,390
                                                             -----------------      -----------------      -----------------

Total Increase (Decrease) in Net Assets                             1,667,811              5,717,237              4,795,222
Net Assets, at Beginning of Year                                    7,665,854             20,584,053              6,838,841
                                                             -----------------      -----------------      -----------------
Net Assets, at End of Year                                         $9,333,665            $26,301,290            $11,634,063
                                                             =================      =================      =================

                                                                Alliance
                                                                  North                                        Alliance
                                                                 American               Alliance             Conservative
                                                                Government              Utility               Investors
                                                                Portfolio              Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     $587,747                $37,367               $146,261
    Realized Gain (Loss) on Investment Activity                       935,084                357,093                147,520
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                (131,720)             2,221,402              1,180,644
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 1,391,111              2,615,862              1,474,425
                                                             -----------------      -----------------      -----------------

Capital Transactions:
    Contract Deposits                                              10,996,294              2,299,126              5,396,255
    Administrative Charges                                             (5,479)                (4,445)                (5,879)
    Transfers Between Funds                                           211,940                127,100              1,685,840
    Contract Withdrawals                                           (1,319,709)              (886,281)              (877,882)
    Deferred Sales Charges                                            (32,098)               (25,065)               (25,909)
    Death Benefits                                                   (280,050)              (119,410)              (191,508)
    Annuity Payments                                                     (407)                (6,061)                (1,494)
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       9,570,491              1,384,964              5,979,423
                                                             -----------------      -----------------      -----------------

Total Increase (Decrease) in Net Assets                            10,961,602              4,000,826              7,453,848
Net Assets, at Beginning of Year                                   12,908,015             10,214,507             13,134,185
                                                             -----------------      -----------------      -----------------
Net Assets, at End of Year                                        $23,869,617            $14,215,333            $20,588,033
                                                             =================      =================      =================

                                                                 Alliance                                      Alliance
                                                                  Growth                Alliance                Total
                                                                Investors                Growth                 Return
                                                                Portfolio              Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     $138,984             $3,246,567               $660,699
    Realized Gain (Loss) on Investment Activity                       190,817              2,477,607                339,981
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                 894,580             30,741,149              2,789,900
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 1,224,381             36,465,323              3,790,580
                                                             -----------------      -----------------      -----------------

Capital Transactions:
    Contract Deposits                                               1,982,830             39,062,915              7,396,356
    Administrative Charges                                             (3,767)               (54,830)                (7,650)
    Transfers Between Funds                                         1,506,680             13,438,395              3,163,780
    Contract Withdrawals                                             (440,406)            (8,618,048)              (983,874)
    Deferred Sales Charges                                            (11,620)              (257,258)               (22,403)
    Death Benefits                                                    (46,107)              (847,552)              (265,632)
    Annuity Payments                                                   (3,376)                (5,714)                (8,410)
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       2,984,234             42,717,908              9,272,167
                                                             -----------------      -----------------      -----------------

Total Increase (Decrease) in Net Assets                             4,208,615             79,183,231             13,062,747
Net Assets, at Beginning of Year                                    7,575,544            103,672,299             15,455,885
                                                             -----------------      -----------------      -----------------
Net Assets, at End of Year                                        $11,784,159           $182,855,530            $28,518,632
                                                             =================      =================      =================

                                                                Alliance
                                                                Worldwide               Alliance               Alliance
                                                              Privatization            Technology               Quasar
                                                                Portfolio              Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     $256,298              ($472,263)             ($386,734)
    Realized Gain (Loss) on Investment Activity                       303,968                360,141                329,576
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                 767,160                970,209              4,153,490
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 1,327,426                858,087              4,096,332
                                                             -----------------      -----------------      -----------------

Capital Transactions:
    Contract Deposits                                              11,178,801             22,425,147             25,473,865
    Administrative Charges                                             (7,664)               (15,108)                (4,914)
    Transfers Between Funds                                         7,550,479             10,198,537             13,947,301
    Contract Withdrawals                                             (865,371)            (1,312,134)              (721,870)
    Deferred Sales Charges                                            (19,193)               (29,901)               (15,073)
    Death Benefits                                                   (124,743)              (171,592)               (81,002)
    Annuity Payments                                                  (12,093)                (3,010)               (23,011)
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                      17,700,216             31,091,939             38,575,296
                                                             -----------------      -----------------      -----------------

Total Increase (Decrease) in Net Assets                            19,027,642             31,950,026             42,671,628
Net Assets, at Beginning of Year                                   14,572,855             23,172,018              6,875,082
                                                             -----------------      -----------------      -----------------
Net Assets, at End of Year                                        $33,600,497            $55,122,044            $49,546,710
                                                             =================      =================      =================

                                                                 Alliance               Alliance
                                                                   Real                   High
                                                                  Estate                 Yield
                                                                Portfolio              Portfolio
                                                             -----------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     ($63,344)               ($1,520)
    Realized Gain (Loss) on Investment Activity                        29,149                      6
    Change in Unrealized Appreciation
        (Depreciation) of Investments                               1,157,650                 18,918
                                                             -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 1,123,455                 17,404
                                                             -----------------      -----------------

Capital Transactions:
    Contract Deposits                                               5,146,970                495,777
    Administrative Charges                                               (394)                    (9)
    Transfers Between Funds                                         5,457,093                586,741
    Contract Withdrawals                                             (261,767)                (1,197)
    Deferred Sales Charges                                             (7,384)                     0
    Death Benefits                                                    (24,737)                     0
    Annuity Payments                                                   (1,723)                     0
                                                             -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                      10,308,058              1,081,312
                                                             -----------------      -----------------

Total Increase (Decrease) in Net Assets                            11,431,513              1,098,716
Net Assets, at Beginning of Year                                            0                      0
                                                             -----------------      -----------------
Net Assets, at End of Year                                        $11,431,513             $1,098,716
                                                             =================      =================

                        See Notes to Financial Statements

                                                                    1996

                                                                                        Alliance               Alliance
                                                                                         Money                 Premier
                                                                                         Market                 Growth
                                                                  Total                Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                  $21,111,053             $1,189,968            $11,451,389
    Realized Gain (Loss) on Investment Activity                     2,242,088                      0                 84,696
    Change in Unrealized Appreciation
        (Depreciation) of Investments                              24,819,919                      0             (2,412,194)
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                               $48,173,060              1,189,968              9,123,891
                                                             -----------------      -----------------      -----------------

Capital Transactions:
    Contract Deposits                                             303,903,508             95,035,811             32,551,159
    Administrative Charges                                            (79,529)                (5,786)               (11,424)
    Transfers Between Funds                                         6,320,503            (60,701,039)            11,691,930
    Contract Withdrawals                                          (15,765,479)            (6,362,545)            (1,281,044)
    Deferred Sales Charges                                           (380,704)              (176,941)               (30,465)
    Death Benefits                                                 (5,210,593)            (1,314,276)              (378,874)
    Annuity Payments                                                        0                      0                      0
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                     288,787,706             26,475,224             42,541,282
                                                             -----------------      -----------------      -----------------

Total Increase (Decrease) in Net Assets                           336,960,766             27,665,192             51,665,173
Net Assets, at Beginning of Year                                  147,465,384             19,720,965             18,209,567
                                                             -----------------      -----------------      -----------------
Net Assets, at End of Year                                    $   484,426,150            $47,386,157            $69,874,740
                                                             =================      =================      =================

                                                                Alliance
                                                                  Growth                                       Alliance
                                                                    &                   Alliance              Short-Term
                                                                  Income             International           Multi-Market
                                                                Portfolio              Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                   $7,453,558               ($24,546)              $157,007
    Realized Gain (Loss) on Investment Activity                       118,675                 61,622                 34,922
    Change in Unrealized Appreciation
        (Depreciation) of Investments                               3,949,531              1,071,980                 34,992
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                11,521,764              1,109,056                226,921
                                                             -----------------      -----------------      -----------------

Capital Transactions:
    Contract Deposits                                              38,513,090             15,497,251              3,535,318
    Administrative Charges                                            (12,981)                (6,467)                  (658)
    Transfers Between Funds                                        14,538,664              6,319,550                150,744
    Contract Withdrawals                                           (1,819,114)              (686,795)               (62,197)
    Deferred Sales Charges                                            (32,545)               (16,028)                (1,087)
    Death Benefits                                                   (811,949)              (253,527)               (24,890)
    Annuity Payments                                                        0                      0                      0
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                      50,375,165             20,853,984              3,597,230
                                                             -----------------      -----------------      -----------------

Total Increase (Decrease) in Net Assets                            61,896,929             21,963,040              3,824,151
Net Assets, at Beginning of Year                                   24,281,412             11,380,087              1,150,496
                                                             -----------------      -----------------      -----------------
Net Assets, at End of Year                                        $86,178,341            $33,343,127             $4,974,647
                                                             =================      =================      =================

                                                                                        Alliance
                                                                                          U.S.                 Alliance
                                                                 Alliance              Government               Global
                                                                  Global                  High                  Dollar
                                                                   Bond                  Grade                Government
                                                                Portfolio              Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     $410,011               $402,387                $96,442
    Realized Gain (Loss) on Investment Activity                        50,794                303,912                180,711
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                (132,618)              (216,624)               690,608
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                   328,187                489,675                967,761
                                                             -----------------      -----------------      -----------------

Capital Transactions:
    Contract Deposits                                               2,965,502             10,728,863              2,406,515
    Administrative Charges                                             (1,533)                (4,992)                (1,213)
    Transfers Between Funds                                         1,918,259                539,517              1,040,481
    Contract Withdrawals                                             (204,154)              (880,807)              (308,516)
    Deferred Sales Charges                                             (4,666)               (16,309)               (16,223)
    Death Benefits                                                    (39,335)              (403,753)               (68,328)
    Annuity Payments                                                        0                      0                      0
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       4,634,073              9,962,519              3,052,716
                                                             -----------------      -----------------      -----------------

Total Increase (Decrease) in Net Assets                             4,962,260             10,452,194              4,020,477
Net Assets, at Beginning of Year                                    2,703,594             10,131,859              2,818,364
                                                             -----------------      -----------------      -----------------
Net Assets, at End of Year                                         $7,665,854            $20,584,053             $6,838,841
                                                             =================      =================      =================

                                                                Alliance
                                                                  North                                        Alliance
                                                                 American               Alliance             Conservative
                                                                Government              Utility               Investors
                                                                Portfolio              Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     ($79,051)               $50,806               ($26,716)
    Realized Gain (Loss) on Investment Activity                       215,181                128,528                129,961
    Change in Unrealized Appreciation
        (Depreciation) of Investments                               1,233,584                404,614                322,938
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 1,369,714                583,948                426,183
                                                             -----------------      -----------------      -----------------

Capital Transactions:
    Contract Deposits                                               6,159,973              4,137,659              6,884,955
    Administrative Charges                                             (2,485)                (2,077)                (2,289)
    Transfers Between Funds                                           610,451              1,611,229              1,626,943
    Contract Withdrawals                                             (536,764)              (250,771)              (371,748)
    Deferred Sales Charges                                            (14,601)                (2,098)                (3,819)
    Death Benefits                                                   (273,075)               (94,291)              (116,109)
    Annuity Payments                                                        0                      0                      0
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       5,943,499              5,399,651              8,017,933
                                                             -----------------      -----------------      -----------------

Total Increase (Decrease) in Net Assets                             7,313,213              5,983,599              8,444,116
Net Assets, at Beginning of Year                                    5,594,802              4,230,908              4,690,069
                                                             -----------------      -----------------      -----------------
Net Assets, at End of Year                                        $12,908,015            $10,214,507            $13,134,185
                                                             =================      =================      =================

                                                                 Alliance                                      Alliance
                                                                  Growth                Alliance                Total
                                                                Investors                Growth                 Return
                                                                Portfolio              Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     ($37,139)              $336,915               ($55,849)
    Realized Gain (Loss) on Investment Activity                       215,321                466,277                109,865
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                 300,210             15,249,478              1,397,060
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                   478,392             16,052,670              1,451,076
                                                             -----------------      -----------------      -----------------

Capital Transactions:
    Contract Deposits                                               3,457,199             45,760,038              8,048,133
    Administrative Charges                                             (1,672)               (20,050)                (2,152)
    Transfers Between Funds                                           612,926             13,984,438              2,568,470
    Contract Withdrawals                                             (259,364)            (2,021,823)              (213,664)
    Deferred Sales Charges                                             (6,376)               (45,403)                (2,683)
    Death Benefits                                                   (110,606)              (984,450)              (258,515)
    Annuity Payments                                                        0                      0                      0
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       3,692,107             56,672,750             10,139,589
                                                             -----------------      -----------------      -----------------

Total Increase (Decrease) in Net Assets                             4,170,499             72,725,420             11,590,665
Net Assets, at Beginning of Year                                    3,405,045             30,946,879              3,865,220
                                                             -----------------      -----------------      -----------------
Net Assets, at End of Year                                         $7,575,544           $103,672,299            $15,455,885
                                                             =================      =================      =================

                                                                Alliance
                                                                Worldwide               Alliance               Alliance
                                                              Privatization            Technology               Quasar
                                                                Portfolio              Portfolio              Portfolio
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     ($54,893)             ($144,681)              ($14,555)
    Realized Gain (Loss) on Investment Activity                        86,127                 55,493                      3
    Change in Unrealized Appreciation
        (Depreciation) of Investments                               1,278,096              1,491,852                156,412
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 1,309,330              1,402,664                141,860
                                                             -----------------      -----------------      -----------------

Capital Transactions:
    Contract Deposits                                               6,615,023             17,192,089              4,414,930
    Administrative Charges                                             (2,506)                  (606)                  (638)
    Transfers Between Funds                                         2,575,271              4,880,120              2,352,549
    Contract Withdrawals                                             (226,493)              (246,071)               (33,609)
    Deferred Sales Charges                                             (6,165)                (5,285)                   (10)
    Death Benefits                                                    (27,722)               (50,893)                     0
    Annuity Payments                                                        0                      0                      0
                                                             -----------------      -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       8,927,408             21,769,354              6,733,222
                                                             -----------------      -----------------      -----------------

Total Increase (Decrease) in Net Assets                            10,236,738             23,172,018              6,875,082
Net Assets, at Beginning of Year                                    4,336,117                      0                      0
                                                             -----------------      -----------------      -----------------
Net Assets, at End of Year                                        $14,572,855            $23,172,018             $6,875,082
                                                             =================      =================      =================

                                                                 Alliance               Alliance
                                                                   Real                   High
                                                                  Estate                 Yield
                                                                Portfolio              Portfolio
                                                             -----------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                           $0                     $0
    Realized Gain (Loss) on Investment Activity                             0                      0
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                       0                      0
                                                             -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                         0                      0
                                                             -----------------      -----------------

Capital Transactions:
    Contract Deposits                                                       0                      0
    Administrative Charges                                                  0                      0
    Transfers Between Funds                                                 0                      0
    Contract Withdrawals                                                    0                      0
    Deferred Sales Charges                                                  0                      0
    Death Benefits                                                          0                      0
    Annuity Payments                                                        0                      0
                                                             -----------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                               0                      0
                                                             -----------------      -----------------

Total Increase (Decrease) in Net Assets                                     0                      0
Net Assets, at Beginning of Year                                            0                      0
                                                             -----------------      -----------------
Net Assets, at End of Year                                                 $0                     $0
                                                             =================      =================

                        See Notes to Financial Statements

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                          NOTES TO FINANCIAL STATEMENTS

1. History

Variable Account I (the "Account") is a separate investment account established under the provisions of Delaware Insurance Law by AIG Life Insurance Company (the "Company"), a wholly-owned subsidiary of American International Group, Inc. The Account operates as a unit investment trust registered under the Investment Company Act of 1940, as amended, and supports the operations of the Company's individual single purchase payment deferred variable annuity contracts, individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (the "contracts"). The Account invests in shares of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Fund consists of nineteen series: Money Market Portfolio; Short-Term Multi-Market Portfolio; Premier Growth Portfolio; Growth and Income Portfolio; International Portfolio; Global Bond Portfolio; U.S. Government/High Grade Securities Portfolio; Global Dollar Government Portfolio; North American Government Portfolio; Utility Income Portfolio; Conservative Investors Portfolio; Growth Investors Portfolio; Growth Portfolio; Total Return Portfolio; World Privatization Portfolio; Quasar Portfolio; Technology Portfolio; High Yield Portfolio and Real Estate Investors Portfolio. The Account invests in shares of other funds which are not available to these contracts.

The assets of the Account are the property of the Company. The portion of the Account's assets applicable to the contracts are not chargeable with liabilities arising out of any other business conducted by the Company.

In addition to the Account, a contract owner may also allocate funds to the Guaranteed Account, which is part of the Company's general account. Amounts allocated to the Guaranteed Account are credited with a guaranteed rate of interest for a selected period. Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933 and the Guaranteed Account has not been registered as an investment company under the Investment Company Act of 1940.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation - The investments in the Funds are stated at market value which is the net asset value of each of the respective series as determined at the close of business on the last business day of the period by the Fund.

B. Accounting for Investments - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes - The Company is taxed under federal law as a life insurance company. The Account is part of the Company's total operations and is not taxed separately. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Account.

D. The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions. Actual results could differ from those estimates.

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                    NOTES TO FINANCIAL STATEMENTS (continued)

Annuity reserves are computed for currently payable contracts according to the 1983 Individual Annuity Mortality Table. The assumed interest rate is 5%. If the actual net investment rate exceeds 5%, variable annuity payments will increase. Conversely, if the actual rate is less than 5%, payments will decrease. Charges to annuity reserves for mortality and expense risks experience are reimbursed to the Insurance Company if the reserves required are less than originally estimated. If additional reserves are required, the Insurance Company reimburses the variable annuity account.

3. Contract Charges

Daily charges for mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and are equivalent on an annual basis to 1.25% of the value of the contracts.

Daily charges for administrative expenses are assessed through the daily unit value calculation and are equivalent on an annual basis to 0.15% of the value of the contracts. In addition, an annual administrative expense charge of $30 is assessed against each contract on its anniversary date by surrendering units.

The contracts provide that in the event that a contract owner withdraws all or a portion of the contract value within six contract years of a premium payment, they will be assessed a deferred sales charge. The deferred sales charge is based on a table of charges, of which the maximum charge is 6% of the contract value for single premium contracts and 6% of premiums paid for flexible premium contracts, subject to a maximum of 8.5% of purchase payments.

Certain states impose premium taxes upon contracts. The Company intends to advance premium taxes due until the contract is surrendered or annuitized.

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                    NOTES TO FINANCIAL STATEMENTS (continued)

4. Purchases of Investments

For the year ended  December  31, 1997,  investment  activity in the Fund was as follows:
                                                                      Cost of                  Proceeds
                                                                     Purchases                From Sales
Shares of
Alliance Variable Product Series Fund, Inc.:
        Money Market Portfolio                                          $ 67,305,299            $ 65,857,004
        Premier Growth Portfolio                                          58,784,038               3,797,460
        Growth & Income Portfolio                                         67,932,946               2,441,586
        International Portfolio                                           16,031,756               2,937,651
        Short-Term Multi-Market Portfolio                                  3,182,206               3,438,048
        Global Bond Portfolio                                              4,091,379               2,000,550
        U.S. Government/High Grade
            Securities Portfolio                                           8,794,260               3,919,288
        Global Dollar Government Portfolio                                 6,675,204               1,969,175
        North American Government Portfolio                               13,547,222               3,388,988
        Utility Income Portfolio                                           3,355,494               1,933,163
        Conservative Investors Portfolio                                   7,384,901               1,259,217
        Growth Investors Portfolio                                         4,520,378               1,397,157
        Growth Portfolio                                                  51,082,434               5,117,958
        Total Return Portfolio                                            11,219,656               1,286,790
        Worldwide Privatization Portfolio                                 18,993,504               1,036,988
        Technology Portfolio                                              32,419,966               1,800,289
        Quasar Portfolio                                                  40,093,115               1,904,531
        Real Estate Investment Portfolio                                  10,774,880                 530,167
        High Yield Portfolio                                               1,080,228                     437

For the year ended  December  31, 1996,  investment  activity in the Fund was as follows:
                                                                      Cost of                  Proceeds
                                                                     Purchases                From Sales
Shares of
Alliance Variable Product Series Fund, Inc.:
        Money Market Portfolio                                         $ 124,219,021            $ 96,475,207
        Premier Growth Portfolio                                          54,607,443                 573,341
        Growth & Income Portfolio                                         58,328,638                 499,791
        International Portfolio                                           21,439,246                 609,672
        Short-Term Multi-Market Portfolio                                  5,858,005               2,103,874
        Global Bond Portfolio                                              5,428,581                 384,469
        U.S. Government/High Grade
            Securities Portfolio                                          13,226,814               2,862,834
        Global Dollar Government Portfolio                                 3,979,512                 830,352
        North American Government Portfolio                                7,768,254               1,904,000
        Utility Income Portfolio                                           6,308,123                 857,662
        Conservative Investors Portfolio                                   9,327,023               1,333,009
        Growth Investors Portfolio                                         5,072,368               1,417,398
        Growth Portfolio                                                  58,532,808               1,522,096
        Total Return Portfolio                                            10,622,604                 539,390
        Worldwide Privatization Portfolio                                  9,357,325                 484,806
        Technology Portfolio                                              22,557,083                 932,410
        Quasar Portfolio                                                   6,719,429                     762

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                    NOTES TO FINANCIAL STATEMENTS (continued)

     5.  Net Increase (Decrease) in Accumulation Units

     For the year ended December 31, 1997, transactions in accumulation units of the account were as follows:
                                                                                     Alliance
                                                Alliance          Alliance           Growth            Alliance         Alliance
                                                  Money           Premier               &               Inter-         Short-Term
                                                 Market            Growth            Income            national       Multi-Market
                                                Portfolio        Portfolio          Portfolio         Portfolio        Portfolio
     VARIABLE ANNUITY
 Units Purchased                            10,035,444.77       2,034,572.40      2,186,163.89         929,758.59       165,808.98
 Units Withdrawn                              (928,535.62)       (347,467.73)      (375,789.72)       (174,056.32)      (23,934.90)
 Units Transferred Between Funds            (9,137,107.42)        967,996.72        920,316.47         216,942.02      (184,502.95)
 Units Transferred From (To) AIG Life            1,474.87          (3,686.67)        18,298.15           8,786.97             -
                                           ---------------    ---------------    --------------    ---------------  ---------------

 Net Increase (Decrease)                       (28,723.40)      2,651,414.72      2,748,988.79         981,431.26       (42,628.87)
 Units, at Beginning of the Year             4,320,223.01       3,971,452.13      4,509,118.40       2,718,751.84       461,069.70
                                           ----------------  ---------------    --------------    ---------------  ---------------

 Units, at End of the Year                   4,291,499.61       6,622,866.85      7,258,107.19       3,700,183.10       418,440.83
                                         ================     ==============    ==============    ===============   ==============


 Unit Value at December 31, 1997          $         11.37     $       23.22      $       24.27    $         12.50    $       11.13
                                         ================     ==============    ==============    ===============   ==============


                                    Alliance
                                                                        U.S.            Alliance        Alliance
                                                  Alliance           Government          Global          North          Alliance
                                                   Global               High             Dollar         American        Utility
                                                    Bond               Grade           Government      Government        Income
                                                  Portfolio          Portfolio          Portfolio      Portfolio       Portfolio
     Units Purchased                              163,955.07         410,860.64        236,326.12      854,498.02      165,163.94
     Units Withdrawn                              (49,201.19)       (185,999.02)       (38,292.62)    (127,665.21)     (81,625.47)
     Units Transferred Between Funds               12,201.72         126,248.97         43,577.34       14,158.68        6,833.49
     Units Transferred From (To) AIG Life           2,203.83           1,209.81          3,574.17        2,308.58        7,519.45
                                               ----------------    -------------      -------------- --------------- ---------------

     Net Increase (Decrease)                      129,159.43         352,320.40        245,185.01      743,300.07       97,891.41
     Units, at Beginning of the Year              579,082.99       1,838,415.41        469,801.08    1,047,240.17      812,579.02
                                            ----------------       ------------       -----------    ------------      ------------

     Units, at End of the Year                    708,242.42       2,190,735.81        714,986.09    1,790,540.24      910,470.43
                                            ================    ===============    ==============    ============      =============


     Unit Value at December 31, 1997      $            13.14   $          12.00  $          16.25     $     13.32      $    15.58
                                            ================    ===============    ==============     ===============  =============


                                                Alliance            Alliance                             Alliance         Alliance
                                              Conservative           Growth           Alliance            Total          Worldwide
                                                Investors          Investors           Growth             Return       Privatization
                                                Portfolio          Portfolio          Portfolio         Portfolio        Portfolio
     Units Purchased                            431,738.41         148,827.45      2,004,061.39         502,557.02       796,443.38
     Units Withdrawn                            (89,752.65)        (38,241.56)      (484,867.60)        (91,925.75)      (77,813.97)
     Units Transferred Between Funds            132,081.33         103,144.57        667,145.27         201,982.40       535,042.60
     Units Transferred From (To) AIG Life         1,510.13           1,470.79         11,433.49          12,008.18         2,377.36
                                             ----------------    ---------------    --------------    ---------------  -------------
     Net Increase (Decrease)                    475,577.22         215,201.25      2,197,772.55         624,621.85     1,256,049.37
     Units, at Beginning of the Year          1,109,173.48         609,405.23      5,856,812.02       1,155,818.92     1,135,168.22
                                             ----------------    ---------------   --------------    ---------------  --------------

     Units, at End of the Year                1,584,750.70         824,606.48      8,054,584.57       1,780,440.77     2,391,217.59
                                             ================    ===============   ==============    ===============  ==============


     Unit Value at December 31, 1997       $         12.99       $      14.26       $     22.70       $      15.97     $      14.02
                                             ================    ===============    ==============    ===============  =============



                                                                                       Alliance            Alliance
                                                Alliance             Alliance            Real                High
                                               Technology             Quasar             Estate             Yield
                                                Portfolio           Portfolio           Portfolio          Portfolio
     Units Purchased                           1,931,673.04        2,213,576.32        473,972.06           48,634.09
     Units Withdrawn                            (130,670.78)         (85,319.13)       (31,226.33)            (118.22)
     Units Transferred Between Funds             888,989.04        1,213,465.94        483,230.47           56,902.21
     Units Transferred From (To) AIG Life            702.21             (420.78)        10,413.16            1,253.88
                                             ----------------    ---------------    --------------     ---------------

     Net Increase (Decrease)                    2,690,693.51       3,341,302.35        936,389.36          106,671.96
     Units, at Beginning of the Year            2,127,691.68         649,902.74              -                   -
                                             ----------------    ---------------    --------------     ---------------

     Units, at End of the Year                  4,818,385.19       3,991,205.09        936,389.36          106,671.96
                                             ================    ===============    ==============     ===============


     Unit Value at December 31, 1997         $         11.43     $       12.37      $       12.16      $        10.30
                                             ================    ===============    ==============     ===============

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                    NOTES TO FINANCIAL STATEMENTS (continued)

       6.  Net Increase (Decrease) in Annuity Units

       For the year ended December 31, 1997, transactions in annuity units of the account were as follows:



                                                                                   Alliance
                                                          Alliance    Alliance      Growth                   Alliance
                                                            Money      Premier        &        Alliance      Short-Term
                                                           Market      Growth       Income   International  Multi-Market
                                                          Portfolio   Portfolio   Portfolio    Portfolio     Portfolio
                                  VARIABLE ANNUITY
Units Purchased                                             -           -           -            -             -
Units Withdrawn                                             -           -           -            -             -
Units Transferred Between Funds                          2,177.25    5,694.61     7,417.86    9,565.91         -
Units Transferred From (To) AIG Life                        -           -           -            -             -
                                                         --------    --------     --------    --------       -----

Net Increase (Decrease)                                  2,177.25    5,694.61     7,417.86    9,565.91         -
Units, at Beginning of the Year                             -           -           -            -             -
                                                         --------    -------      --------    --------       -----

Units, at End of the Year                                2,177.25    5,694.61     7,417.86    9,565.91         -
                                                        =========    ========     ========    ========       =====


Unit Value at December 31, 1997                       $     11.03   $   22.54    $   23.55   $   12.13     $ 10.80
                                                        =========   =========    =========   =========     =======


                                                                      Alliance
                                                                        U.S.       Alliance   Alliance
                                                          Alliance   Government     Global      North      Alliance
                                                           Global       High        Dollar    American     Utility
                                                            Bond        Grade     Government Government     Income
                                                          Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
Units Purchased                                               -          -            -        -             -
Units Withdrawn                                               -          -            -        -             -

Units Transferred Between Funds                           1,989.75    1,117.05     783.09    978.04       1,842.10
Units Transferred From (To) AIG Life                          -          -            -        -             -
                                                          -------    --------      ------    ------       --------

Net Increase (Decrease)                                   1,989.75    1,117.05     783.09    978.04       1,842.10
Units, at Beginning of the Year                               -          -            -        -             -
                                                          --------    --------    -------    ------       --------

Units, at End of the Year                                    12.75       11.64      15.77     12.93          15.12
                                                         =========    ========    =======    ======       ========


Unit Value at December 31, 1997                        $     13.14    $  12.00   $  16.25   $ 13.32      $   15.58
                                                         =========    ========    =======   =======      =========



                                                       Alliance    Alliance                Alliance     Alliance
                                                      Conservative   Growth     Alliance    Total       Worldwide
                                                       Investors   Investors     Growth    Return     Privatization
                                                       Portfolio   Portfolio    Portfolio  Portfolio   Portfolio
Units Purchased                                           -           -           -           -           -
Units Withdrawn                                           -           -           -           -           -
Units Transferred Between Funds                         546.59    2,731.68     2,411.36    5,286.24    5,646.89
Units Transferred From (To) AIG Life                      -           -           -           -           -
                                                       --------    --------    -------     --------    --------

Net Increase (Decrease)                                 546.59    2,731.68     2,411.36    5,286.24    5,646.89
Units, at Beginning of the Year                           -           -           -           -           -
                                                       --------    --------    -------     --------    --------

Units, at End of the Year                               546.59    2,731.68     2,411.36    5,286.24    5,646.89
                                                       ========   ========     ========    ========    ========


Unit Value at December 31, 1997                      $   12.60   $   12.84    $   22.02   $   15.50    $  13.60
                                                       ========   ========    =========   =========    ========


                                                                                                        Alliance
                                                                   Alliance         Alliance              Real
                                                                  Technology         Quasar             Estate
                                                                   Portfolio        Portfolio          Portfolio
Units Purchased                                                        -               -                   -
Units Withdrawn                                                        -               -                   -
Units Transferred Between Funds                                    2,717.29         14,166.88          3,843.56
Units Transferred From (To) AIG Life                                   -               -                   -
                                                                   ---------        --------           --------

Net Increase (Decrease)                                            2,717.29         14,166.88          3,843.56
Units, at Beginning of the Year                                        -               -                   -
                                                                   ---------        --------           --------

Units, at End of the Year                                          2,717.29         14,166.88          3,843.56
                                                                  =========         ========           ========


Unit Value at December 31, 1997                                 $     11.10        $    12.01          $  11.80
                                                                  =========         ========           ========


                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of
AIG Life Insurance Company
Variable Account I

We have audited the accompanying statement of assets and liabilities of AIG Life Insurance Company Variable Account I (the "Account") comprising the Money
Market, Premier Growth, Growth and Income, International, Short-Term Multi-Market, Global Bond, U.S. Government/High Grade Securities, Global Dollar Government, North American Government, Utility Income, Conservative Investors, Growth Investors, Growth, Total Return, Worldwide Privatization, Technology, Quasar, Real Estate Investment and High Yield Subaccounts as of December 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years then ended. These financial statements are the responsibility of the management of Variable
Account I. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held as of December 31, 1997 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AIG Life Insurance Company Variable Account I as of December 31, 1997, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years then ended, in conformity with generally accepted accounting principles.


/s/Cooper & Lybrand L.L.P.
COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 4, 1998

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997

------------------------------------------------------------------------------------------------------------------------------

ASSETS:
                Investments at Market Value:

                                                                           Shares             Cost            Market Value
                                                                    ----------------------------------------------------------
                      Fidelity
                        Money Market Portfolio                         10,108,945.810      $  10,108,946       $  10,108,946
                        Asset Manager Portfolio                           176,187.483          3,005,208           3,173,137
                        Growth Portfolio                                  167,900.235          5,694,592           6,229,098
                        High Income Portfolio                             172,755.885          2,188,611           2,346,024
                        Investment Grade Bond Portfolio                   199,047.108          2,403,035           2,500,033
                        Overseas Portfolio                                 71,654.335          1,362,938           1,375,762
                      Alliance
                        Conservative Investors Portfolio                   79,513.656          1,012,851           1,041,630
                        Growth & Income Portfolio                         413,930.957          7,547,861           8,249,643
                        Growth Investors Portfolio                         68,095.821            931,611             979,217
                        Growth Portfolio                                  233,116.341          4,452,864           5,226,468
                        Technology Portfolio                              135,956.029          1,653,845           1,593,404
                        Quasar Portfolio                                   90,518.171          1,046,389           1,141,434
                      Dreyfus
                        Stock Index Portfolio                             292,927.559          6,953,830           7,542,884
                        Zero Coupon 2000 Portfolio                         26,434.770            323,347             325,146
                        Small Company Stock Portfolio                      38,379.646            639,583             619,064
                      Van Eck
                        Worldwide Hard Assets Portfolio                    13,928.849            223,105             218,823
                        Worldwide Balanced Portfolio                       32,461.899            377,931             390,516
                      Weiss, Peck & Greer
                        Tomorrow Short Term Portfolio                      69,307.296            700,157             680,596
                        Tomorrow Medium Term Portfolio                     84,177.959            723,649             726,459
                        Tomorrow Long Term Portfolio                       71,716.649            568,158             578,755
                      Aim
                        International Equity Portfolio                        155.099              2,601               2,658
                                                                                        ------------------  ------------------

                      Total Investments                                                      $ 51,921,112          55,049,697
                                                                                                            ------------------
                           Total Assets                                                                          $ 55,049,697
                                                                                                            ==================

EQUITY:
                Contract Owners' Equity                                                                          $ 55,049,697
                                                                                                            ------------------
                           Total Equity                                                                          $ 55,049,697
                                                                                                            ==================

                        See Notes to Financial Statements

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                             STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1997

                                                                                     Fidelity              Fidelity
                                                                                      Money                 Asset
                                                                                      Market               Manager
                                                                  Total             Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                    $1,447,547             $359,103               $104,629
Expenses:
    Mortality & Expense Risk Fees                                   380,682               83,908                 19,474
    Daily Administrative Charges                                     45,522               10,027                  2,322
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                      1,021,343              265,168                 82,833
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                    395,949                    0                 16,597
    Change in Unrealized Appreciation
        (Depreciation)                                            2,761,433                    0                141,622
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                3,157,382                    0                158,219
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                    $4,178,725             $265,168               $241,052
                                                              ==============      ===============      =================

                                                                                                           Fidelity
                                                                                     Fidelity             Investment
                                                                Fidelity               High                 Grade
                                                                 Growth               Income                 Bond
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                       $67,992              $63,817                $29,379
Expenses:
    Mortality & Expense Risk Fees                                    41,541               17,333                 15,524
    Daily Administrative Charges                                      4,964                2,070                  1,855
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                         21,487               44,414                 12,000
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                     28,003               11,120                  2,359
    Change in Unrealized Appreciation
        (Depreciation)                                              508,005              141,397                 92,201
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                  536,008              152,517                 94,560
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                      $557,495             $196,931               $106,560
                                                              ==============      ===============      =================

                                                                                                           Alliance
                                                                                     Alliance               Growth
                                                                Fidelity              Conservative            &
                                                                Overseas            Investors               Income
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                       $34,119               $6,385               $185,476
Expenses:
    Mortality & Expense Risk Fees                                     9,887                5,795                 49,256
    Daily Administrative Charges                                      1,190                  694                  5,886
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                         23,042                 (104)               130,334
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                      3,263                5,865                 60,914
    Change in Unrealized Appreciation
        (Depreciation)                                               (2,743)              24,946                610,021
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                      520               30,811                670,935
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                       $23,562              $30,707               $801,269
                                                              ==============      ===============      =================

                                                                Alliance
                                                                 Growth              Alliance              Alliance
                                                                Investors             Growth              Technology
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                       $17,770             $114,354                 $1,919
Expenses:
    Mortality & Expense Risk Fees                                     7,565               40,928                 10,689
    Daily Administrative Charges                                        906                4,882                  1,292
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                          9,299               68,544                (10,062)
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                     18,587              117,463                 (5,522)
    Change in Unrealized Appreciation
        (Depreciation)                                               42,739              667,059                (57,035)
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                   61,326              784,522                (62,557)
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                       $70,625             $853,066               ($72,619)
                                                              ==============      ===============      =================

                                                                                                           Dreyfus
                                                                                     Dreyfus                 Zero
                                                                Alliance              Stock                 Coupon
                                                                 Quasar               Index                  2000
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                          $429             $245,398                $21,595
Expenses:
    Mortality & Expense Risk Fees                                     8,425               45,430                  3,627
    Daily Administrative Charges                                      1,003                5,428                    457
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                         (8,999)             194,540                 17,511
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                      8,293               58,497                    942
    Change in Unrealized Appreciation
        (Depreciation)                                               94,250              541,429                    753
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                  102,543              599,926                  1,695
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                       $93,544             $794,466                $19,206
                                                              ==============      ===============      =================

                                                                 Dreyfus              VanEck
                                                                  Small             Worldwide               VanEck
                                                                 Company               Hard               Worldwide
                                                                  Stock               Assets               Balanced
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                       $10,969               $5,617                 $2,462
Expenses:
    Mortality & Expense Risk Fees                                     1,328                2,645                  2,875
    Daily Administrative Charges                                        160                  317                    345
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                          9,481                2,655                   (758)
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                     (2,418)               5,096                  7,673
    Change in Unrealized Appreciation
        (Depreciation)                                              (20,519)             (10,767)                 6,663
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                  (22,937)              (5,671)                14,336
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                      ($13,456)             ($3,016)               $13,578
                                                              ==============      ===============      =================

                                                                  WP&G                 WP&G                  WP&G
                                                                Tomorrow             Tomorrow              Tomorrow
                                                                  Short               Medium                 Long
                                                                  Term                 Term                  Term
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                       $69,198              $58,865                $48,071
Expenses:
    Mortality & Expense Risk Fees                                     4,472                5,192                  4,787
    Daily Administrative Charges                                        534                  620                    570
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                         64,192               53,053                 42,714
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                     17,171               14,690                 27,356
    Change in Unrealized Appreciation
        (Depreciation)                                              (26,629)               1,490                  6,495
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                   (9,458)              16,180                 33,851
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                       $54,734              $69,233                $76,565
                                                              ==============      ===============      =================

                                       AIM
                                  International
                                     Equity
                                    Portfolio
                                                              --------------
Investment Income (Loss):
    Dividends                                                            $0
Expenses:
    Mortality & Expense Risk Fees                                         1
    Daily Administrative Charges                                          0
                                                              --------------
Net Investment Income (Loss)                                             (1)
                                                              --------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                          0
    Change in Unrealized Appreciation
        (Depreciation)                                                   56
                                                              --------------
    Net Gain (Loss) on Investments                                       56
                                                              --------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                           $55
                                                              ==============

                        See Notes to Financial Statements

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                     STATEMENT  OF CHANGES  IN NET  ASSETS  For The Years  Ended
             December 31, 1997 and December 31, 1996

                                                                                     1997
                                                                                     Fidelity              Fidelity
                                                                                      Money                 Asset
                                                                                      Market               Manager
                                                                  Total             Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                 $1,021,343             $265,168                $82,833
    Realized Gain (Loss) on Investment Activity                     395,949                    0                 16,597
    Change in Unrealized Appreciation
        (Depreciation) of Investments                             2,761,433                    0                141,622
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                               4,178,725              265,168                241,052
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                            39,569,349           27,367,968                785,125
    Administrative Charges                                           (8,009)                (377)                  (322)
    Transfers Between Funds                                         (74,298)         (20,984,865)             1,596,921
    Contract Withdrawals                                         (1,808,399)            (500,338)               (73,541)
    Deferred Sales Charges                                          (38,630)              (2,097)                (2,711)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                    37,640,013            5,880,291              2,305,472
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                          41,818,738            6,145,459              2,546,524
Net Assets, at Beginning of Year                                 13,230,959            3,963,487                626,613
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                     $ 55,049,697        $  10,108,946       $      3,173,137
                                                              ==============      ===============      =================

                                                                                                           Fidelity
                                                                                     Fidelity             Investment
                                                                Fidelity               High                 Grade
                                                                 Growth               Income                 Bond
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    $21,487              $44,414                $12,000
    Realized Gain (Loss) on Investment Activity                      28,003               11,120                  2,359
    Change in Unrealized Appreciation
        (Depreciation) of Investments                               508,005              141,397                 92,201
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 557,495              196,931                106,560
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                             1,498,080              517,600                709,688
    Administrative Charges                                           (1,522)                (347)                  (208)
    Transfers Between Funds                                       2,705,816            1,119,803              1,299,739
    Contract Withdrawals                                           (161,312)             (84,788)               (43,331)
    Deferred Sales Charges                                           (4,871)              (2,881)                     0
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                     4,036,191            1,549,387              1,965,888
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                           4,593,686            1,746,318              2,072,448
Net Assets, at Beginning of Year                                  1,635,412              599,706                427,585
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                       $6,229,098           $2,346,024             $2,500,033
                                                              ==============      ===============      =================

                                                                                                           Alliance
                                                                                     Alliance               Growth
                                                                Fidelity           Conservative               &
                                                                Overseas            Investors               Income
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    $23,042                ($104)              $130,334
    Realized Gain (Loss) on Investment Activity                       3,263                5,865                 60,914
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                (2,743)              24,946                610,021
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  23,562               30,707                801,269
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               536,913              347,643              2,151,586
    Administrative Charges                                             (244)                (134)                (1,075)
    Transfers Between Funds                                         494,958              511,081              4,112,800
    Contract Withdrawals                                            (16,014)             (12,951)              (189,408)
    Deferred Sales Charges                                             (117)                (400)                (4,752)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                     1,015,496              845,239              6,069,151
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                           1,039,058              875,946              6,870,420
Net Assets, at Beginning of Year                                    336,704              165,684              1,379,223
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                       $1,375,762           $1,041,630             $8,249,643
                                                              ==============      ===============      =================

                                                                Alliance
                                                                 Growth              Alliance              Alliance
                                                                Investors             Growth              Technology
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     $9,299              $68,544               ($10,062)
    Realized Gain (Loss) on Investment Activity                      18,587              117,463                 (5,522)
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                42,739              667,059                (57,035)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  70,625              853,066                (72,619)
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               392,351            1,011,610                691,287
    Administrative Charges                                             (135)              (1,455)                  (201)
    Transfers Between Funds                                         355,474            2,088,184                842,275
    Contract Withdrawals                                            (64,891)            (231,703)               (33,954)
    Deferred Sales Charges                                           (2,517)              (8,375)                  (215)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       680,282            2,858,261              1,499,192
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             750,907            3,711,327              1,426,573
Net Assets, at Beginning of Year                                    228,310            1,515,141                166,831
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $979,217           $5,226,468             $1,593,404
                                                              ==============      ===============      =================

                                                                                                           Dreyfus
                                                                                     Dreyfus                 Zero
                                                                Alliance              Stock                 Coupon
                                                                 Quasar               Index                  2000
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    ($8,999)            $194,540                $17,511
    Realized Gain (Loss) on Investment Activity                       8,293               58,497                    942
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                94,250              541,429                    753
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  93,544              794,466                 19,206
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               392,169            2,159,734                196,470
    Administrative Charges                                             (194)              (1,043)                  (140)
    Transfers Between Funds                                         614,566            3,453,754                (56,713)
    Contract Withdrawals                                             (7,840)            (191,098)                (2,013)
    Deferred Sales Charges                                             (123)              (4,689)                     0
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       998,578            5,416,658                137,604
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                           1,092,122            6,211,124                156,810
Net Assets, at Beginning of Year                                     49,312            1,331,760                168,336
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                       $1,141,434           $7,542,884               $325,146
                                                              ==============      ===============      =================

                                                                 Dreyfus              VanEck
                                                                  Small             Worldwide               VanEck
                                                                 Company               Hard               Worldwide
                                                                  Stock               Assets               Balanced
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     $9,481               $2,655                  ($758)
    Realized Gain (Loss) on Investment Activity                      (2,418)               5,096                  7,673
    Change in Unrealized Appreciation
        (Depreciation) of Investments                               (20,519)             (10,767)                 6,663
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 (13,456)              (3,016)                13,578
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                60,957               21,151                178,444
    Administrative Charges                                              (15)                 (94)                   (91)
    Transfers Between Funds                                         599,833              101,597                107,211
    Contract Withdrawals                                            (28,255)             (17,458)                (5,505)
    Deferred Sales Charges                                                0                 (674)                   (23)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       632,520              104,522                280,036
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             619,064              101,506                293,614
Net Assets, at Beginning of Year                                          0              117,317                 96,902
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $619,064             $218,823               $390,516
                                                              ==============      ===============      =================

                                                                  WP&G                 WP&G                  WP&G
                                                                Tomorrow             Tomorrow              Tomorrow
                                                                  Short               Medium                 Long
                                                                  Term                 Term                  Term
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    $64,192              $53,053                $42,714
    Realized Gain (Loss) on Investment Activity                      17,171               14,690                 27,356
    Change in Unrealized Appreciation
        (Depreciation) of Investments                               (26,629)               1,490                  6,495
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  54,734               69,233                 76,565
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               254,541              137,015                159,017
    Administrative Charges                                              (96)                (183)                  (133)
    Transfers Between Funds                                         261,671              445,893                253,101
    Contract Withdrawals                                            (15,648)             (18,291)              (110,060)
    Deferred Sales Charges                                             (202)                 (34)                (3,949)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       500,266              564,400                297,976
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             555,000              633,633                374,541
Net Assets, at Beginning of Year                                    125,596               92,826                204,214
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $680,596             $726,459               $578,755
                                                              ==============      ===============      =================

                                                                   AIM
                                                              International
                                                                  Equity
                                                                Portfolio
                                                              --------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                        ($1)
    Realized Gain (Loss) on Investment Activity                           0
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                    56
                                                              --------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                      55
                                                              --------------

Capital Transactions:
    Contract Deposits                                                     0
    Administrative Charges                                                0
    Transfers Between Funds                                           2,603
    Contract Withdrawals                                                  0
    Deferred Sales Charges                                                0
                                                              --------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                         2,603
                                                              --------------
Total Increase (Decrease) in Net Assets                               2,658
Net Assets, at Beginning of Year                                          0
                                                              --------------
Net Assets, at End of Year                                           $2,658
                                                              ==============

                        See Notes to Financial Statements

                                                                 1996

                                                                                     Fidelity              Fidelity
                                                                                      Money                 Asset
                                                                                      Market               Manager
                                                                  Total             Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    $74,325              $42,263                ($1,567)
    Realized Gain (Loss) on Investment Activity                       6,188                    0                     19
    Change in Unrealized Appreciation
        (Depreciation) of Investments                               367,150                    0                 26,307
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 447,663               42,263                 24,759
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                            12,978,254            8,824,400                231,094
    Administrative Charges                                                0                    0                      0
    Transfers Between Funds                                         (34,151)          (4,876,868)               372,288
    Contract Withdrawals                                           (160,764)             (26,308)                (1,528)
    Deferred Sales Charges                                              (43)                   0                      0
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                    12,783,296            3,921,224                601,854
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                          13,230,959            3,963,487                626,613
Net Assets, at Beginning of Year                                          0                    0                      0
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                     $ 13,230,959           $3,963,487               $626,613
                                                              ==============      ===============      =================

                                                                                     Fidelity              Fidelity
                                                                Fidelity               High               Investment
                                                                 Growth               Income                Grade
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    ($5,344)             ($1,521)               ($1,080)
    Realized Gain (Loss) on Investment Activity                       5,396                  130                      0
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                26,502               16,017                  4,795
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  26,554               14,626                  3,715
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               873,806              171,003                155,298
    Administrative Charges                                                0                    0                      0
    Transfers Between Funds                                         772,758              415,670                268,572
    Contract Withdrawals                                            (37,701)              (1,593)                     0
    Deferred Sales Charges                                               (5)                   0                      0
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                     1,608,858              585,080                423,870
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                           1,635,412              599,706                427,585
Net Assets, at Beginning of Year                                          0                    0                      0
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                       $1,635,412             $599,706               $427,585
                                                              ==============      ===============      =================

                                                                                                           Alliance
                                                                                     Alliance               Growth
                                                                Fidelity              Conservative            &
                                                                Overseas            Investors               Income
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    ($1,827)               ($497)               $20,196
    Realized Gain (Loss) on Investment Activity                       1,917                   10                 (3,083)
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                15,569                3,832                 91,762
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  15,659                3,345                108,875
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               181,145              125,062                572,119
    Administrative Charges                                                0                    0                      0
    Transfers Between Funds                                         175,593               37,277                751,633
    Contract Withdrawals                                            (35,693)                   0                (53,402)
    Deferred Sales Charges                                                0                    0                     (2)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       321,045              162,339              1,270,348
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             336,704              165,684              1,379,223
Net Assets, at Beginning of Year                                          0                    0                      0
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $336,704             $165,684             $1,379,223
                                                              ==============      ===============      =================

                                                                Alliance
                                                                 Growth              Alliance              Alliance
                                                                Investors             Growth              Technology
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                      ($542)             ($1,687)                 ($198)
    Realized Gain (Loss) on Investment Activity                          20                1,649                     11
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                 4,866              106,545                 (3,406)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                   4,344              106,507                 (3,593)
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                63,126              688,597                134,570
    Administrative Charges                                                0                    0                      0
    Transfers Between Funds                                         160,840              722,129                 35,854
    Contract Withdrawals                                                  0               (2,090)                     0
    Deferred Sales Charges                                                0                   (2)                     0
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       223,966            1,408,634                170,424
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             228,310            1,515,141                166,831
Net Assets, at Beginning of Year                                          0                    0                      0
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $228,310           $1,515,141               $166,831
                                                              ==============      ===============      =================

                                                                                                           Dreyfus
                                                                                     Dreyfus                 Zero
                                                                Alliance              Stock                 Coupon
                                                                 Quasar               Index                  2000
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                      ($113)             $20,687                 $2,899
    Realized Gain (Loss) on Investment Activity                         (72)                  86                      4
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                   795               47,626                  1,047
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                     610               68,399                  3,950
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                13,225              604,826                102,235
    Administrative Charges                                                0                    0                      0
    Transfers Between Funds                                          35,477              660,699                 62,151
    Contract Withdrawals                                                  0               (2,164)                     0
    Deferred Sales Charges                                                0                    0                      0
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                        48,702            1,263,361                164,386
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                              49,312            1,331,760                168,336
Net Assets, at Beginning of Year                                          0                    0                      0
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                          $49,312           $1,331,760               $168,336
                                                              ==============      ===============      =================

                                                                 Dreyfus              VanEck
                                                                  Small             Worldwide               VanEck
                                                                 Company               Hard               Worldwide
                                                                  Stock               Assets               Balance
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                         $0                ($405)                 ($452)
    Realized Gain (Loss) on Investment Activity                           0                   (8)                    21
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                     0                6,483                  5,922
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                       0                6,070                  5,491
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                     0               57,057                 29,229
    Administrative Charges                                                0                    0                      0
    Transfers Between Funds                                               0               54,338                 62,182
    Contract Withdrawals                                                  0                 (148)                     0
    Deferred Sales Charges                                                0                    0                      0
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                             0              111,247                 91,411
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                                   0              117,317                 96,902
Net Assets, at Beginning of Year                                          0                    0                      0
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                               $0             $117,317                $96,902
                                                              ==============      ===============      =================

                                                                  WP&G                 WP&G                  WP&G
                                                                Tomorrow             Tomorrow              Tomorrow
                                                                  Short               Medium                 Long
                                                                  Term                 Term                  Term
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                      ($493)              $3,125                   $881
    Realized Gain (Loss) on Investment Activity                          27                   13                     48
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                 7,070                1,317                  4,101
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                   6,604                4,455                  5,030
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                77,645               26,701                 47,116
    Administrative Charges                                                0                    0                      0
    Transfers Between Funds                                          41,347               61,670                152,239
    Contract Withdrawals                                                  0                    0                   (137)
    Deferred Sales Charges                                                0                    0                    (34)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       118,992               88,371                199,184
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             125,596               92,826                204,214
Net Assets, at Beginning of Year                                          0                    0                      0
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $125,596              $92,826               $204,214
                                                              ==============      ===============      =================

                                       AIM
                                  International
                                                                   Equity
                                    Portfolio
                                                              --------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                         $0
    Realized Gain (Loss) on Investment Activity                           0
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                     0
                                                              --------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                       0
                                                              --------------

Capital Transactions:
    Contract Deposits                                                     0
    Administrative Charges                                                0
    Transfers Between Funds                                               0
    Contract Withdrawals                                                  0
    Deferred Sales Charges                                                0
                                                              --------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                             0
                                                              --------------
Total Increase (Decrease) in Net Assets                                   0
Net Assets, at Beginning of Year                                          0
                                                              --------------
Net Assets, at End of Year                                               $0
                                                              ==============

                     See Notes to Financial Statements

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                          NOTES TO FINANCIAL STATEMENTS

1. History

Variable Account I (the "Account") is a separate investment account established under the provisions of Delaware Insurance Law by AIG Life Insurance Company (the "Company"), a wholly-owned subsidiary of American International Group, Inc. The Account operates as a unit investment trust registered under the Investment Company Act of 1940, as amended, and supports the operations of the Company's individual single purchase payment deferred variable annuity contracts, individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (the "contracts").The Account invests in shares of Alliance Variable Products Series Fund, Inc. ("Alliance Fund"), AIM Variable Insurance Fund ("AIM Fund"), Dreyfus Variable Investment Fund ("Dreyfus Fund"), Van Eck Investment Trust ("Van Eck Trust"), Fidelity Investments Variable Insurance Products Fund ("Fidelity Trust"), Fidelity Variable Insurance Products Fund II ("Fidelity Trust II") and Weiss, Peck & Greer ("Tomorrow Funds"). The assets in the policies may be invested in the following subaccounts:

Alliance Fund:                                   Fidelity Trust:
         Growth & Income Portfolio               Money Market Portfolio
         Conservative Investors Portfolio        High Income Portfolio
         Growth Portfolio                        Growth Portfolio
         Growth Investors Portfolio              Overseas Portfolio
         Quasar Portfolio
         Technology Portfolio

AIM Fund:                                        Fidelity Trust II:
         International Equity Portfolio          Investment Grade Bond Portfolio
         Capital Appreciation Portfolio          Asset Manager Portfolio
                                                 Contrafund Portfolio

Dreyfus Fund:
         Zero Coupon 2000 Portfolio          Weiss, Peck & Greer Tomorrow Funds:
         Stock Index Portfolio               Tomorrow Long Term Portfolio
         Small Company Stock Portfolio       Tomorrow Medium Term Portfolio
                                             Tomorrow Short Term Portfolio

Van Eck Trust:
   Worldwide Hard Asset Portfolio (formerly Gold & Natural Resources Portfolio) Worldwide Balanced Portfolio
   Worldwide Emerging Markets Portfolio


The assets of the Account are the property of the Company. The portion of the Account's assets applicable to the contracts are not chargeable with liabilities arising out of any other business conducted by the Company.

In addition to the Account, a contract owner may also allocate funds to the Guaranteed Account, which is part of the Company's general account. Amounts allocated to the Guaranteed Account are credited with a guaranteed rate of interest for a selected period. Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933, and the Guaranteed Account has not been registered as an investment company under the Investment Company Act of 1940.

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                    NOTES TO FINANCIAL STATEMENTS (continued)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation - The investments in the respective funds and trusts are stated at market value which is the net asset value of each of the respective series as determined at the close of business on the last business day of the period by the Fund.

B. Accounting for Investments - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes - The Company is taxed under federal law as a life insurance company. The Account is part of the Company's total operations and is not taxed separately. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Account.

D. The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions. Actual results could differ from those estimates.

3. Contract Charges

Daily charges for mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and are equivalent on an annual basis to 1.25% of the value of the contracts.

Daily charges for administrative expenses are assessed through the daily unit value calculation and are equivalent on an annual basis to 0.15% of the value of the contracts. In addition, an annual administrative expense charge of $30 is assessed against each contract on its anniversary date by surrendering units.

The contracts provide that in the event that a contract owner withdraws all or a portion of the contract value within six years of a premium payment, they will be assessed a deferred sales charge. The deferred sales charge is based on a table of charges, of which the maximum charge is 6% of the contract value for single premium contracts subject to a maximum of 8.5% of premiums and 6% of premiums, paid for flexible premium contracts.

Certain states impose premium taxes upon contracts. The Company intends to advance premium taxes due until the contract is surrendered or annuitized.

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                    NOTES TO FINANCIAL STATEMENTS (continued)

4. Purchases of Investments

For the year ended  December  31, 1997,  investment  activity in the Fund was as follows:
                                                                      Cost of                    Proceeds
                                                                     Purchases                  From Sales
Shares of
Fidelity Trust Funds:
        Money Market Portfolio                                     $ 21,256,393               $ 15,110,935
        Asset Manager Portfolio                                       2,696,004                    307,699
        Growth Portfolio                                              4,292,328                    234,649
        High Income Portfolio                                         1,734,753                    140,950
        Investment Grade Bond Portfolio                               2,152,819                    174,932
        Overseas Portfolio                                            1,074,495                     35,955
Alliance Funds:
        Conservative Investors Portfolio                                898,498                     53,364
        Growth & Income Portfolio                                     6,527,171                    327,686
        Growth Investors Portfolio                                      875,800                    186,219
        Growth Portfolio                                              3,424,157                    497,350
        Technology Portfolio                                          1,601,767                    112,637
        Quasar Portfolio                                              1,154,992                    165,415
Dreyfus:
        Stock Index Portfolio                                         5,881,514                    270,314
        Zero Coupon 2000 Portfolio                                      350,113                    194,996
        Small Company Stock Portfolio                                   697,691                     55,690
Van Eck:
        Worldwide Hard Assets Portfolio                                 223,599                    116,430
        Worldwide Balanced Portfolio                                    378,769                     99,491
Weiss, Peck, & Greer:
        Tomorrow Short Term Portfolio                                   692,629                    128,170
        Tomorrow Medium Term Portfolio                                  706,268                     88,817
        Tomorrow Long Term Portfolio                                    469,133                    128,444
AIM:
        International Equity Portfolio                                    2,603                          2

For the period April 1 through  December 31,  1996,  investment  activity in the
Fund was as follows:
                                                                         Cost of                    Proceeds
                                                                       Purchases                  From Sales
Shares of
Fidelity Trust Funds:
        Money Market Portfolio                                       $ 7,370,819                $ 3,407,332
        Asset Manager Portfolio                                          600,819                        532
        Growth Portfolio                                               1,651,679                     48,165
        High Income Portfolio                                            588,327                      4,768
        Investment Grade Bond Portfolio                                  423,058                        269
        Overseas Portfolio                                               361,770                     42,552
Alliance Funds:
        Conservative Investors Portfolio                                 162,112                        270
        Growth & Income Portfolio                                      1,342,544                     52,000
        Growth Investors Portfolio                                       223,801                        376
        Growth Portfolio                                               1,428,720                     21,773
        Technology Portfolio                                             170,428                        203
        Quasar Portfolio                                                  59,597                     11,008
Dreyfus:
        Stock Index Portfolio                                          1,299,097                     15,049
        Zero Coupon 2000 Portfolio                                       167,953                        668
Van Eck:
        Worldwide Hard Assets Portfolio                                  111,353                        507
        Worldwide Balanced Portfolio                                      91,350                        391
Weiss, Peck, & Greer:
        Tomorrow Short Term Portfolio                                    118,992                        493
        Tomorrow Medium Term Portfolio                                    91,972                        477
        Tomorrow Long Term Portfolio                                     200,689                        624

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                    NOTES TO FINANCIAL STATEMENTS (continued)

      5.  Net Increase (Decrease) in Accumulation Units

      For the year ended December 31, 1997,  transactions in accumulation  units of the account were as follows:
                                                                                                                         Fidelity
                                                      Fidelity           Fidelity                         Fidelity      Investment
                                                        Money              Asset          Fidelity          High           Grade
                                                       Market             Manager          Growth          Income          Bond
                                                      Portfolio          Portfolio       Portfolio        Portfolio      Portfolio
                   VARIABLE ANNUITY
      Units Purchased                                2,597,309.86          62,039.97     119,501.70       36,661.67       65,099.72
      Units Withdrawn                                  (47,391.18)         (5,914.15)    (13,229.99)        (433.39)      (3,973.01)
      Units Transferred Between Funds               (1,983,677.27)        127,353.86     212,346.09       95,041.47      119,791.74
      Units Transferred From (To) AIG Life              (6,823.45)                 -              -         (801.23)           -
                                                    --------------  ----------------- --------------  --------------  --------------

      Net Increase (Decrease)                          559,417.96         183,479.68     318,617.80      130,468.52      180,918.45
      Units, at Beginning of the Year                  385,238.57          56,345.46     149,722.06       55,015.77       40,777.94
                                                  ------------------ ----------------- ---------------  ----------------------------

      Units, at End of the Year                        944,656.53         239,825.14     468,339.86      185,484.29      221,696.39
                                                  ================== ================= ===============  ============   ============


      Unit Value at December 31, 1997           $           10.70     $        13.23     $    13.30      $    12.65    $      11.28
                                                  ================== =================  ==============  ============== ============


                                                                                         Alliance
                                                                      Alliance            Growth        Alliance
                                                  Fidelity         Conservative            &            Growth        Alliance
                                                  Overseas           Investors           Income        Investors       Growth
                                                  Portfolio          Portfolio         Portfolio       Portfolio      Portfolio
     Units Purchased                             44,402.45          30,768.82       153,864.15      33,018.74       73,786.72
      Units Withdrawn                             (1,336.14)         (1,187.85)      (13,422.60)     (5,749.18)     (16,554.93)
      Units Transferred Between Funds             41,811.35          46,837.97       291,130.98      30,812.69      152,067.91
      Units Transferred From (To) AIG Life            -             (2,090.79)                -             -            -
                                              -----------------  -----------------   ------------    -----------   ----------------

      Net Increase (Decrease)                     84,877.66          74,328.15       431,572.53      58,082.25      209,299.70
      Units, at Beginning of the Year             31,269.77          15,705.94       116,342.75      21,208.38      123,814.87
                                              -----------------  -----------------   ------------    -----------   ----------------

      Units, at End of the Year                  116,147.43          90,034.09       547,915.28      79,290.63      333,114.57
                                              =================  =================   ============    ===========   ================


      Unit Value at December 31, 1997       $        11.84          $    11.57       $    15.06      $   12.35       $   15.69
                                              ==================   ==============    ===========    ==============  ================


                                                                                                           Dreyfus          Dreyfus
                                                                                         Dreyfus            Zero             Small
                                                   Alliance          Alliance            Stock            Coupon           Company
                                                  Technology          Quasar             Index             2000             Stock
                                                   Portfolio         Portfolio         Portfolio         Portfolio        Portfolio
      Units Purchased                               59,146.15         35,675.90       149,997.37        18,512.01          5,723.36
      Units Withdrawn                               (2,709.44)          (698.48)      (13,487.28)         (205.55)        (2,685.75)
      Units Transferred Between Funds               71,732.99         55,155.84       241,290.35        (4,939.49)        55,621.61
      Units Transferred From (To) AIG Life              -                  -           (1,054.32)            -                 -
                                               ----------------- -----------------   ---------------   --------------  -------------
      Net Increase (Decrease)                      128,169.70         90,133.26       376,746.12        13,366.97         58,659.22
      Units, at Beginning of the Year               15,829.55          4,796.29       113,481.41        16,124.79              -
                                               ----------------- -----------------   ---------------   --------------  -------------

      Units, at End of the Year                    143,999.25         94,929.55       490,227.53        29,491.76         58,659.22
                                               ================= =================   ===============   ==============  =============


      Unit Value at December 31, 1997        $          11.07     $       12.02      $     15.39       $    11.03       $     10.55
                                               ================= =================   ===============   ==============  =============


                                                    VanEck                               WP&G             WP&G              WP&G
                                                   Worldwide        VanEck             Tomorrow         Tomorrow          Tomorrow
                                                     Hard          Worldwide            Short            Medium             Long
                                                    Assets         Balanced              Term             Term              Term
                                                   Portfolio       Portfolio          Portfolio         Portfolio         Portfolio

      Units Purchased                               2,085.92       15,667.26         21,913.06        12,011.49          13,213.48
      Units Withdrawn                              (1,721.04)        (494.29)        (1,374.84)        5,618.34          (8,498.50)
      Units Transferred Between Funds              10,300.62        8,986.72         23,907.06        31,480.05          19,377.88
      Units Transferred From (To) AIG Life             -               -             (2,041.47)            -                     -
                                                ------------   -------------    --------------      -----------     --------------

      Net Increase (Decrease)                      10,665.50       24,159.69         42,403.81        49,109.88          24,092.86
      Units, at Beginning of the Year              11,530.80        8,944.65         11,681.33         8,703.52          18,501.53
                                                ------------   -------------    --------------      -----------     --------------

      Units, at End of the Year                    22,196.30       33,104.34         54,085.14        57,813.40          42,594.39
                                                ============   =============    ==============      ===========     ==============


      Unit Value at December 31, 1997        $          9.86 $         11.80   $         12.58   $        12.57 $            13.59
                                                ============   =============    ==============      ===========     ==============


                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT I

                    NOTES TO FINANCIAL STATEMENTS (continued)

       5.  Net Increase (Decrease) in Accumulation Units

       For the year ended December 31, 1997,  transactions in accumulation units of the account were as follows:
                                       Aim
                                  International
                                     Equity
                                    Portfolio
                                  VARIABLE ANNUITY
       Units Purchased                                                  -
       Units Withdrawn                                                  -
       Units Transferred Between Funds                                262.97
       Units Transferred From (To) AIG Life                             -
                                                                ---------------

       Net Increase (Decrease)                                        262.97
       Units, at Beginning of the Year                                  -
                                                                ---------------

       Units, at End of the Year                                      262.97
                                                                ===============


       Unit Value at December 31, 1997                        $        10.10
                                                                ===============


                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of
AIG Life Insurance Company
Variable Account I

We have audited the accompanying statement of assets and liabilities of AIG Life Insurance Company Variable Account I comprising the Fidelity Money Market, Asset Manager, Contrafund, Growth, High Income, Investment Grade Bond, Overseas; the Alliance Conservative Investors, Growth and Income, Growth Investors, Growth, Technology, Quasar; the Dreyfus Stock Index, Zero Coupon 2000, Small Company Stock; the Van Eck Worldwide Hard Asset, Worldwide Balanced, Worldwide Emerging Markets; the Weiss, Peck and Greer Tomorrow Short-Term, Tomorrow Medium-Term, Tomorrow Long-Term; and the AIM International Equity and Capital Appreciation Subaccounts as of December 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years then ended. These financial statements are the responsibility of the management of the Variable Account I. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held at December 31, 1997 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AIG Life Insurance Company Variable Account I as of December 31, 1997, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years then ended, in conformity with generally accepted accounting principles.

/s/Coopers & Lybrand L.L.P.
COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 4, 1998
















                           AIG LIFE INSURANCE COMPANY
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)












                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                        REPORT OF INDEPENDENT ACCOUNTANTS






To the Stockholders and Board of Directors
AIG Life Insurance Company:


We have audited the accompanying balance sheets of AIG Life Insurance Company (a wholly-owned subsidiary of American International Group, Inc.) as of December 31, 1997 and 1996, and the related statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AIG Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.




/s/ Coopers & Lybrand L.L.P.
COOPERS & LYBRAND L.L.P.



2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 4, 1998



                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                 (in thousands)

                                                         December 31,   December 31,
                                                            1997           1996
                                                         -----------    -----------

Assets
------
Investments and cash:
     Fixed maturities:
        Bonds available for sale, at market value        $2,984,255   $2,271,326
        (cost: 1997 - $2,826,088: 1996 - $2,190,580)
     Equity securities:
        Common stock
        (cost: 1997 - $1,381: 1996 - $3,548)                  2,775        5,578
         Non - redeemable preferred stock
        (cost: 1997 - $250 : 1996 - $0)                         250         --
Mortgage loans on real estate, net                          350,823      297,363
Real estate, net of accumulated
 depreciation of $4,740 in 1997 and $4,099 in 1996           15,940       16,169
Policy loans                                              1,496,837    1,873,961
Other invested assets                                        56,219       64,109
Short-term investments                                      667,912      100,036
Cash                                                          5,132        5,780
                                                         ----------   ----------

    Total investments and cash                            5,580,143    4,634,322


Amounts due from related parties                             11,446        3,193
Investment income due and accrued                            85,135      107,268
Premium and insurance balances receivable-net                46,937       36,357
Reinsurance assets                                           60,744      218,453
Deferred policy acquisition costs                           118,535       84,287
Separate and variable accounts                            1,204,643      644,980
Other assets                                                  4,855        5,092
                                                         ----------   ----------

                                    Total assets         $7,112,438   $5,733,952
                                                         ==========   ==========


                 See accompanying notes to financial statements.


                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                         December 31,   December 31,
                                                            1997           1996

Liabilities
-----------

  Policyholders' funds on deposit                        $3,745,902   $3,810,095
  Future policy benefits                                    749,918      630,520
  Reserve for unearned premiums                              24,108       29,911
  Policy and contract claims                                199,069      191,338
  Reserve for commissions, expenses and taxes                16,103        2,860
  Insurance balances payable                                 47,372       42,137
  Amounts due to related parties                              3,945        5,921
  Federal income tax payable                                  1,684        2,959
  Deferred income taxes                                      37,498        5,713
  Separate and variable accounts                          1,204,643      644,980
  Minority interest                                           6,067        6,077
  Other liabilities                                         621,585       30,932
                                                         ----------   ----------


                                    Total liabilities     6,657,894    5,403,443
                                                         ----------   ----------


Stockholders' Equity
--------------------
                                                        December 31,   December 31,
                                                            1997           1996

  Common stock, $5 par value; 1,000,000 shares
       authorized; 976,703 shares issued and
       outstanding                                            4,884        4,884

  Additional paid-in capital                                153,283      123,283
  Unrealized appreciation of investments,
   net of future policy benefits and taxes
   of $61,644 in 1997 and $33,823 in 1996                   114,490       62,814
  Retained earnings                                         181,887      139,528
                                                         ----------   ----------

                           Total stockholders' equity       454,544      330,509
                                                         ----------   ----------


Total liabilities and stockholders' equity               $7,112,438   $5,733,952
                                                         ==========   ==========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                                 (in thousands)


                                                                            Years ended December 31,

                                                           1997                 1996                 1995
                                                       ------------          ------------         --------
Revenues:
  Premiums                                             $ 437,650            $ 394,480            $ 364,502
  Net investment income                                  381,868              504,661              435,683
  Realized capital (losses) gains                         (3,025)                 (51)                (417)
                                                       ---------            ---------            ---------


                     Total revenues                      816,493              899,090              799,768
                                                       ---------            ---------            ---------


Benefits and expenses:
  Benefits to policyholders                              188,969              189,933              202,105
  Increase in future policy benefits
   and policyholders' funds on deposit                   397,481              495,529              392,592
  Acquisition and insurance expenses                     163,533              161,841              170,343
                                                       ---------            ---------            ---------

                    Total benefits and expenses         749,983               847,303              765,040
                                                       ---------            ---------            ---------


Income before income taxes                               66,510                51,787               34,728
                                                                            ---------            ---------

Income taxes (benefits):
   Current                                               20,059                25,087               18,709
   Deferred                                               3,964                (5,486)              (6,339)
                                                       ---------            ---------            ---------

      Total income taxes                                 24,023                19,601               12,370
                                                       ---------            ---------            ---------

Net income before minority interest                      42,487                32,186               22,358
Minority interest income (loss)                            (128)                  154                   11
                                                       ---------            ---------            ---------

Net income                                            $  42,359             $  32,340            $  22,369
                                                       =========            =========            =========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                                 (in thousands)


                                                                         Years ended December 31,

                                                           1997                   1996                      1995
                                                       ------------           ------------             ---------
Common Stock
------------

Balance at beginning of year                           $      4,884           $      4,884             $      4,884
                                                        -----------            -----------              -----------

Balance at end of year                                        4,884                  4,884                    4,884
                                                        -----------            -----------              -----------



 Additional paid-in capital

Balance at beginning of year:                               123,283                123,283                  123,283
Capital contribution                                         30,000                   -                        -
                                                          ---------              ---------                ---------
Balance at end of year                                      153,283                123,283                  123,283
                                                          ---------              ---------                ---------



Unrealized appreciation (depreciation)
 of investments, net
 Balance at beginning of year                                62,814                 87,673                  (15,029)
 Change during year                                          79,497                (50,245)                 170,003
 Changes due to deferred income tax
    (expense) benefit and future policy benefits            (27,821)                25,386                  (67,301)
                                                         -----------            ----------               -----------

  Balance at end of year                                    114,490                 62,814                   87,673
                                                          ---------             ----------               ----------


Retained earnings
  Balance at beginning of year                              139,528                107,188                   84,819
  Net income                                                 42,359                 32,340                   22,369
                                                         ----------             ----------              -----------

  Balance at end of year                                    181,887                139,528                  107,188
                                                          ---------              ---------               ----------

               Total stockholders' equity                $  454,544             $  330,509              $   323,028
                                                          =========              =========               ==========


                 See accompanying notes to financial statements.


                           AIG LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)


                                                                                 Years ended December 31,

                                                                            1997               1996              1995
                                                                         -----------        ----------          --------
Cash flows from operating activities:
 Net income                                                              $   42,359      $     32,340       $      22,369
                                                                          ---------       -----------        ------------

Adjustments to reconcile net income
 to net cash provided by operating
 activities:
 Non-cash revenues, expenses, gains and losses included in income:
 Change in insurance reserves                                               121,325            72,151             133,207
 Change in premiums and insurance balances
  receivable and payable -net                                                (5,346)           11,782              (4,695)
 Change in reinsurance assets                                               157,710           (10,627)               (201)
 Change in deferred policy acquisition costs                                (34,248)          (23,662)             (6,151)
 Change in investment income due and accrued                                 22,133           135,480            (126,299)
 Realized capital gains (losses)                                              3,025                51                 417
 Change in current and deferred income taxes -net                             2,689            (7,133)            (15,112)
 Change in reserves for commissions, expenses and taxes                      13,243           (21,274)             (9,857)
 Change in other assets and liabilities - net                                69,169            11,852              (7,466)
                                                                        -----------       -----------       -------------
         Total adjustments                                                  349,700           168,620             (36,157)
                                                                         ----------        ----------        ------------
 Net cash (used in) provided by operating activities                        392,059           200,960             (13,788)
                                                                         ----------        ----------        ------------

Cash flows from investing activities:
 Cost of fixed maturities at market, sold                                    23,816            40,098              36,678
 Cost of fixed maturities at market, matured or redeemed                    153,963           124,621              76,989
 Cost of equity securities sold                                               3,676             2,607                 405
 Realized capital gains                                                       1,975               (51)                582
 Purchase of fixed maturities                                              (804,262)         (524,245)           (590,864)
 Purchase of equity securities                                               (1,750)           (1,678)             (1,213)
 Mortgage loans granted                                                     (87,690)          (74,590)            (75,100)
 Repayments of mortgage loans                                                29,298            16,416              12,406
 Change in policy loans                                                     377,124         1,087,765          (1,589,502)
 Change in short-term investments                                          (567,876)          102,616            (115,532)
 Change in other invested assets                                              6,294            11,002              (4,296)
 Other - net                                                                 11,917               (38)             (6,042)
                                                                        -----------        -----------       -------------

  Net cash used in investing activities                                    (853,515)          784,523          (2,255,489)
                                                                         -----------       ----------          -----------

Cash flows from financing activities:
 Change in policyholders' funds on deposit                                  430,808          (980,835)          2,265,900
 Proceeds from capital contribution                                          30,000                 -                   -
                                                                        -----------       -----------   -----------------
   Net cash provided by financing activities                                460,808          (980,835)          2,265,900
                                                                         ----------        ----------          ----------

Change in cash                                                                 (648)            4,648              (3,377)
Cash at beginning of year                                                     5,780             1,132               4,509
                                                                       ------------      ------------       -------------
Cash at end of year                                                   $       5,132     $       5,780      $        1,132
                                                                       ============      ============       =============


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.   Summary of Significant Accounting Policies
     -----------------------------------------

(a) Basis of Presentation: AIG Life Insurance Company (the Company) is a wholly-owned subsidiary of American International Group, Inc. (the Parent). The financial statements of the Company have been prepared on the basis of generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The Company is licensed to sell life and accident and health insurance in the District of Columbia and all states except for Maine and New York.

     The Company also files financial statements prepared in accordance with statutory practices prescribed or permitted by the Insurance Department of the State of Delaware. Financial statements prepared in accordance with generally accepted accounting principles differ in certain respects from the practices prescribed or permitted by regulatory authorities. The significant differences are: (1) statutory financial statements do not reflect fixed maturities available for sale at market value; (2) policy acquisition costs, charged against operations as incurred for regulatory purposes, have been deferred and are being amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves based on statutory requirements have been adjusted based upon mortality, lapse and interest assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards; (4) deferred income taxes not recognized for regulatory purposes have been provided for temporary differences between the bases of assets and liabilities for financial reporting purposes and tax purposes; (5) for regulatory purposes, future policy benefits, policyholders' funds on deposit, policy and contract claims and reserve for unearned premiums are presented net of ceded reinsurance; and (6) an asset valuation reserve and interest maintenance reserve using National Association of Insurance Commissioners (NAIC) formulas are set up for regulatory purposes.

    (b) Investments: Fixed maturities available for sale, where the company may not have the ability or positive intent to hold these securities until maturity, are carried at market value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations
        (CMOs). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over the estimated life. Common and non-redeemable preferred stocks are carried at market value. Dividend income is generally recognized when payable. Short-term investments are carried at cost, which approximates market.

        Unrealized gains and losses from investments in equity securities and fixed maturities available for sale are reflected in stockholders' equity, net of amounts recorded as future policy benefits and any related deferred income taxes.

        Realized capital gains and losses are determined principally by specific identification. Where declines in values of securities below cost or amortized cost are considered to be other than temporary, a charge is reflected in income for the difference between cost or amortized cost and estimated net realizable value.

        Mortgage loans on real estate are carried at unpaid principal balance less unamortized loan origination fees and costs less an allowance for uncollectible loans. Interest income on such loans is accrued currently.

     --------------------------------------------------------

     (b) Investments: (continued)

        Real estate is carried at depreciated cost and is depreciated on a straight-line basis over 31.5 years. Expenditures for maintenance and repairs are charged to income as incurred; expenditures for betterments are capitalized and depreciated over their estimated lives.

        Policy loans are carried at the aggregate unpaid principal balance.

        Other invested assets consist primarily of limited partnership interests which are carried at market value. Unrealized gains and losses from the revaluation of these investments are reflected in stockholders' equity, net of any related taxes. Also included in this category is an interest rate cap agreement, which is carried at its amortized cost. The cost of the cap is being amortized against investment income on a straight line basis over the life of the cap.

     (c)Income Taxes: The Company joins in a consolidated federal income tax return with the Parent and its domestic subsidiaries. The Company and the Parent have a written tax allocation agreement whereby the Parent agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate return. Additionally, the Parent agrees to reimburse the Company for any tax benefits arising out of its net losses within ninety days after the filing of that consolidated tax return for the year in which these losses are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

    (d) Premium Recognition and Related Benefits and Expenses: Premiums on traditional life insurance and life contingent annuity contracts are recognized when due. Revenues for universal life and investment-type products consist of policy charges for the cost of insurance, administration, and surrenders during the period. Premiums on accident and health insurance are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as unearned premiums. Estimates of premiums due but not yet collected are accrued. Policy benefits and expenses are associated with earned premiums on long-duration contracts resulting in a level recognition of profits over the anticipated life of the contracts.

        Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Deferred policy acquisition costs and policy initiation costs related to universal life and investment-type products are amortized in relation to expected gross profits over the life of the policies (see
        Note 3).

        The liability for future policy benefits and policyholders' contract deposits is established using assumptions described in Note 4.

     (e)Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

     --------------------------------------------------------


    (f) Separate and Variable Accounts: These accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders. Each account has specific investment objectives, and the assets are carried at market value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company.

    (g) Reinsurance Assets: Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholders' funds on deposit and policy and contract claims. It also includes funds held under reinsurance treaties.

    (h) During 1996, the Company changed its method of accounting for a subsidiary to reflect the minority interest. The financial statements for 1995 have been reclassified to conform to this presentation.

2.   Investment Information
     ----------------------

     (a) Statutory Deposits: Securities with a carrying value of $2,454,000 and $2,460,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 1997 and 1996, respectively.

     (b) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                                   Years ended December 31,
                                                1997         1996         1995
Fixed maturities                              $200,097     $164,548     $138,341
Equity securities                                   58          219          225
Mortgage loans                                  28,714       22,797       19,399
Real estate .                                    2,254        2,125          997
Policy loans                                   148,555      314,020      268,454
Cash and short-term investments                  3,582        2,924        4,348
  Other invested assets                          2,380        2,549        6,129
                                              --------     --------     --------
          Total investment income              385,640      509,182      437,893

Investment expenses                              3,772        4,521        2,210
                                              --------     --------     --------

          Net investment income               $381,868     $504,661     $435,683
                                              ========     ========     ========

     ------------------------------------

     (c)Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 1997, 1996 and 1995 are summarized below (in thousands):

                                                                               Years ended December 31,
                                                                      1997              1996              1995
Net realized (losses) gains on investments:
    Fixed maturities                                               $    --           $     (79)        $    (166)
    Equity securities                                                  1,975                28               712
    Mortgage loans                                                    (5,000)             --              (1,000)
    Other invested assets                                               --                --                  37
                                                                   ---------         ---------         ---------
    Net realized gains                                             $  (3,025)        $     (51)        $    (417)
                                                                   =========         =========         =========

Change in unrealized appreciation (depreciation) of investments:
      Fixed maturities                                             $  77,422         $ (58,659)
                                                                                                       $ 168,561
    Equity securities                                                   (626)            1,517                69
      Other invested assets                                            2,701             6,897             1,373
                                                                   ---------         ---------         ---------
    Net change in unrealized appreciation
      (depreciation) of investments                                $  79,497         $ (50,245)        $ 170,003
                                                                   =========         =========         =========

     Proceeds from the sale of investments in fixed maturities during 1997, 1996 and 1995 were $23,816,000, $40,098,000, and $36,678,000, respectively.

     During 1997,  1996 and 1995,  gross gains of $0,  $176,000,  and  $109,000, respectively, and gross losses of $0, $255,000, and $275,000, respectively, were realized on dispositions of fixed maturity investments.

     During  1997,  1996 and  1995,  gross  gains of  $1,975,000,  $28,000,  and
     $712,000, respectively, were realized on disposition of equity securities.

     (d)  Market  Value of  Fixed  Maturities  and  Unrealized  Appreciation  of
          Investments: At December 31, 1997 and 1996, unrealized appreciation of investments in equity securities (before applicable taxes) included gross gains of $1,530,000 and $2,265,000 and gross losses of $136,000 and $235,000, respectively.

          The amortized cost and estimated market values of investments in fixed
          maturities   at  December  31,  1997  and  1996  are  as  follows  (in
          thousands):

                                                    Gross         Gross
        1997                          Amortized   Unrealized     Unrealized   Market
                                         Cost      Gains          Losses      Value
Fixed maturities:
  U.S. Government and government
      agencies and authorities     $   42,866    $  14,667   $     --     $   57,533
  States, municipalities and
      political subdivisions          371,477       21,481          252      392,706
  Foreign governments                  30,168        4,887         --         35,055
  All other corporate               2,381,577      125,382        7,998    2,498,961
                                    ----------   ----------   ----------   ---------

Total fixed maturities             $2,826,088   $  166,417   $    8,250   $2,984,255
                                   ==========   ==========   ==========   ==========


2.   Investment Information - (continued)
     ------------------------------------

                                                    Gross         Gross
        1996                         Amortized   Unrealized     Unrealized   Market
                                         Cost      Gains          Losses      Value
Fixed maturities:
  U.S. Government and government
      agencies and authorities     $   47,848   $    7,814   $      151   $   55,511
  States, municipalities and
      political subdivisions          327,944       15,525        1,934      341,535
  Foreign governments                  33,340        2,855          113       36,082
  All other corporate               1,781,448       71,994       15,244    1,838,198
                                   ----------   ----------   ----------   ----------

Total fixed maturities             $2,190,580   $   98,188   $   17,442   $2,271,326
                                   ==========   ==========   ==========   ==========

        The amortized cost and estimated market value of fixed maturities, available for sale at December 31, 1997, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        Estimated
                                                      Amortized           Market
                                                           Cost           Value


Due in one year or less                               $  119,207      $  123,786
Due after one year through five years                    765,185         802,683
Due after five years through ten years                 1,047,622       1,102,764
Due after ten years                                      894,074         955,022
                                                      ----------      ----------

                                                      $2,826,088      $2,984,255
                                                      ==========      ==========

    (e) CMOs: CMOs are U.S. Government and Government agency backed and triple A-rated securities. CMOs are included in other corporate fixed maturities. At December 31, 1997 and 1996, the market value of the CMO portfolio was $445,739,000 and $435,313,000, respectively; the estimated amortized cost was approximately $426,760,000 in 1997 and $419,276,000 in 1996. The Company's CMO portfolio is readily marketable. There were no derivative (high risk) CMO securities contained in the portfolio at December 31, 1997.

    (f) Fixed Maturities Below Investment Grade: At December 31, 1997 and 1996, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $242,573,000 and $136,502,000, respectively, and an aggregate market value of $244,417,000 and $135,218,000, respectively.

     (g)  Non-income   Producing  Assets:   Non-income   producing  assets  were
          insignificant.

     (h)  Investments  Greater than 10% Equity:  The market value of investments
          in  the  following   company  exceeded  10%  of  the  Company's  total
          stockholders' equity at December 31, 1997 (in thousands):

          Other Invested Assets:
          Equity Linked Investors II, L.P.                            $   49,640

3.   Deferred Policy Acquisition Costs
     ---------------------------------

     The following reflects the policy acquisition costs deferred (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands). The 1995 amortization includes $9,455,000, respectively, to recognize excess loss experienced on credit insurance.

                                                  Years ended December 31,
                                              1997          1996          1995
Balance at beginning of year              $  84,287     $  60,625     $  54,474
Acquisition costs deferred                   50,927        43,534        35,008
Amortization charged to income              (16,679)      (19,872)      (28,857)
                                          ---------     ---------     ---------
Balance at end of year                    $ 118,535     $  84,287     $  60,625
                                          =========     =========     =========



4.  Future Policy Benefits and Policyholders' Funds on Deposit

     (a) The analysis of the future policy benefits and policyholders' funds on deposit at December 31, 1997 and 1996 follows (in thousands):


                                                          1997            1996
                                                       -----------      -------
Future Policy Benefits:
Long duration contracts                               $  740,969      $  619,511
Short duration contracts                                   8,949          11,009
                                                      ----------      ----------
                                                      $  749,918      $  630,520
                                                      ==========      ==========

Policyholders' funds on deposit:
Annuities                                             $1,265,490      $1,082,217
Universal life                                           149,202         130,413
Guaranteed investment contracts (GICs)                   379,049         278,680
Corporate owned life insurance                         1,948,558       2,314,149
   Other investment contracts                              3,603           4,636
                                                      ----------      ----------
                                                      $3,745,902      $3,810,095
                                                      ==========      ==========

    (b) Long duration contract liabilities included in future policy benefits, as presented in the table above, result from traditional life products. Short duration contract liabilities are primarily accident and health products. The liability for future policy benefits has been established based upon the following assumptions:

      (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 12.2 percent and grade to not greater than 7.5 percent.

       (ii)Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual life approximated
           17.6 percent.

4.   Future Policy Benefits and Policyholders' Funds on Deposit - (continued)
     ------------------------------------------------------------------------

     (c) The liability for policyholders' funds on deposit has been established based on the following assumptions:

        (i)Interest rates credited on deferred annuities vary by year of issuance and range from 3.0 percent to 7.5 percent. Credited interest rate guarantees are generally for a period of one year. Withdrawal charges generally range from 3.0 percent to 10.0 percent grading to zero over a period of 5 to 10 years.

       (ii)GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 4.7 percent to 8.1 percent and maturities range from 3 to 20 years.

      (iii)Interest  rates  on  corporate-owned   life  insurance  business  are
        guaranteed at 4.0 percent and the weighted average rate credited in 1997 was 7.7 percent.

      (iv) The universal life funds, exclusive of corporate owned life insurance business, have credited interest rates of 5.9 percent to 7.5 percent and guarantees ranging from 3.5 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 11.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

5.  Income Taxes
     ------------

    (a) The Federal income tax rate applicable to ordinary income is 35% for 1997, 1996 and 1995. Actual tax expense on income from operations differs from the "expected" amount computed by applying the Federal income tax rate because of the following (in thousands except percentages):

                                                                               Years ended December 31,
                                                          1997                        1996                         1995
                                                       Percent                      Percent                      Percent
                                                         of                           of                            of
                                                       pre-tax                      pre-tax                      pre-tax
                                                     operating                     operating                    operating
                                                  Amount    Income             Amount    Income          Amount         Income
"Expected" income tax
     expense                                    $ 23,279          35.0%     $ 18,125        35.0%      $ 12,155          35.0%
Prior year federal
     income tax benefit                               (6)          --            (51)       (0.1)          (798)         (2.3)
  State income tax                                   673           1.0           850         1.6            894           2.6
Other                                                 77           0.1           677         1.3            119           0.3
                                                --------          ----        --------      ----         --------        ----
Actual income tax expense                       $ 24,023          36.1%     $ 19,601        37.8%      $ 12,370          35.6%
                                                ========          ====        ========      ====         ========        ====

     --------------------------

     (b) The components of the net deferred tax liability were as follows (in thousands):

                            Years ended December 31,
                                    1997 1996
Deferred tax assets:
    Adjustment to life reserves                            $ 51,992     $ 41,522
    Adjustments to mortgage loans and
          investment income due and accrued                   4,250        2,531
    Adjustment to policy and contract claims                  8,816       10,687
    Other                                                     4,292        2,585
                                                           --------     --------
                                                             69,350       57,325
                                                           --------     --------

Deferred tax liabilities:
    Deferred policy acquisition costs                      $ 37,559     $ 23,047
    Unrealized appreciation on investments                   61,644       33,823
    Bond discount                                             4,843        4,085
    Other                                                     2,802        2,083
                                                           --------     --------
                                                            106,848       63,038
                                                           --------     --------

    Net deferred tax liability                             $ 37,498     $  5,713
                                                           ========     ========

     (c) At December 31, 1997, accumulated earnings of the Company for Federal income tax purposes include approximately $2,204,000 of "Policyholders' Surplus" as defined under the Code. Under provisions of the Code, "Policyholders' Surplus" has not been currently taxed but would be taxed at current rates if distributed to the Parent. There is no present intention to make cash distributions from "Policyholders' Surplus" and accordingly, no provision has been made for taxes on this amount.

     (d) Income taxes paid in 1997, 1996, and 1995 amounted to $20,311,000, $25,412,000, and $26,030,000, respectively.

6.   Commitments and Contingencies
     -----------------------------

        The Company, in common with the insurance industry in general, is subject to litigation, including claims for punitive damages, in the normal course of their business. The Company does not believe that such litigation will have a material effect on its operating results and financial condition.

        During 1997, the Company entered into a partnership agreement with Private Equity Investors III, L.P. The agreement requires the Company to make capital contributions totaling $50,000,000. The total contribution for 1997 was $2,900,000.

7.   Fair Value of Financial Instruments
     -----------------------------------

    (a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" (FASB 107) requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. These financial instruments may or may not be recognized in the balance sheet. In the measurement of the fair value of certain of the financial instruments, quoted market prices were not available and other valuation techniques were utilized. These derived fair value estimates are significantly affected by the assumptions used. FASB 107 excludes certain financial instruments, including those related to insurance contracts.

     -------------------------------------------------

     The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

     Cash and short term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair values.

     Fixed maturities: Fair values for fixed maturity securities carried at market value are generally based upon quoted market prices. For certain fixed maturities for which market prices were not readily available, fair values were estimated using values obtained from independent pricing services.

     Equity securities: Fair values for equity securities were based upon quoted market prices.


     Mortgage and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair value of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived. Therefore, the fair value of policy loans was estimated at carrying value.

     Interest rate cap: Fair values for the interest rate cap were estimated using values obtained from an independent pricing service.

     Policyholders' funds on deposit: Fair value of policyholder contract deposits were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

     (b) The fair value and carrying amounts of financial instruments is as follows (in thousands):

1997                                                      Fair           Carrying
                                                         Value            Amount
Cash and short-term investments                      $  673,044       $  673,044
Fixed maturities                                      2,984,255        2,984,255
Equity securities                                         3,025            3,025
Mortgage and policy loans                             1,868,449        1,847,660
  Interest rate cap                                        --                 19

Policyholders' funds on deposit                      $3,777,435       $3,745,902

1996                                                     Fair           Carrying
                                                        Value             Amount
Cash and short-term investments                      $  105,816       $  105,816
Fixed maturities                                      2,271,326        2,271,326
Equity securities                                         5,578            5,578
Mortgage and policy loans                             2,183,873        2,171,324
  Interest rate cap                                          75               94

Policyholders' funds on deposit                      $3,832,601       $3,810,095


8.   Stockholders' Equity
     ---------------------

    (a) The maximum stockholder dividend which can be paid without prior regulatory approval is subject to restrictions relating to statutory surplus and statutory net gain from operations. These restrictions limited payment of dividends to $47,100,000 during 1997, however, no dividends were paid during the year.

    (b) The Company's stockholders' equity as determined in accordance with statutory accounting practices was $285,350,000 at December 31, 1997 and $221,567,000 at December 31, 1996. Statutory net income amounted to $35,350,000, $47,074,000 and $39,712,000 for 1997, 1996 and 1995,
        respectively.

    (c) During 1997, the Company received a $30,000,000 surplus contribution from American International Group, the parent.

9.   Employee Benefits
     -----------------

    (a) The Company participates with its affiliates in a qualified, non-contributory, defined benefit pension plan which is administered by the Parent. All qualified employees who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement age 65.
        Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service. Pension expense for current service costs, retirement and termination benefits for the years ended December 31, 1997, 1996 and 1995 were approximately $373,000, $400,000, and $304,000, respectively. The Parent's plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates. The projected benefit obligations exceeded the plan assets at December 31, 1997 by $65,924,000.

        The Parent has adopted a Supplemental Executive Retirement Program (Supplemental Plan) to provide additional retirement benefits to designated executives and key employees. Under the Supplemental Plan, the annual benefit, not to exceed 60 percent of average final compensation, accrues at a percentage of average final pay multiplied for each year of credited service reduced by any benefits from the current and any predecessor retirement plans, Social Security, if any, and from any qualified pension plan of prior employers. The Supplemental Plan also provides a benefit equal to the reduction in benefits payable under the AIG retirement plan as a result of Federal limitations on benefits payable thereunder. Currently, the Supplemental Plan is not funded.

    (b) The Parent also sponsors a voluntary savings plan for domestic employees (a 401(k) plan), which, during the two years ended December 31, 1997, provided for salary reduction contributions by employees and matching contributions by the Parent of up to 6 percent of annual salary depending on the employees' years of service.

    (c) In addition to the Parent's defined benefit pension plan, the Parent and its subsidiaries provide a post-retirement benefit program for medical care and life insurance. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and reaching a specified age.

     -------------------------------

    (d) The Parent applies APB Opinion 25 "Accounting for Stock issued to Employees" and related interpretations in accounting for its plans. Employees of the Company participate in certain stock option and stock purchase plans of the Parent. In general, under the stock option plan, officers and other key employees are granted options to purchase AIG common stock at a price not less than fair market value at the date of grant. In general, the stock purchase plan provide for eligible employees to receive privileges to purchase AIG common stock at a price equal to 85% of the fair market value on the date of grant of the purchase privilege. The Parent has not recognized compensation costs for either plan. The effect of the compensation costs, as determined consistent with FASB 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of the Parent and therefore are not presented herein.

10.  Leases
     ------

    (a) The Company occupies leased space in many locations under various long-term leases and has entered into various leases covering the long-term use of data processing equipment. At December 31, 1997, the future minimum lease payments under operating leases were as follows (in thousands):

               Year                                   Payment

               1998                                $  3,739
               1999                                   3,196
               2000                                   2,265
               2001                                   2,107
               2002                                   1,979
               Remaining years after 2002             2,943
                                                     ------

               Total                               $ 16,229

     Rent expense approximated $3,881,000, $4,263,000, and $3,764,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

     (b)  Sublease   Income  -The  Company  does  not  participate  in  sublease agreements.

11.  Reinsurance
     ----------

    (a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

     -------------------------

        The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 12). The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                                                 Percentage
                                                                                 of Amount
    December 31, 1997                                                             Assumed
                              Gross         Ceded        Assumed        Net       to Net

Life Insurance in Force   $52,183,971   $18,779,228   $   935,975   $34,340,718      2.7%
                          ===========   ===========   ===========   ===========

  Premiums:
    Life                      200,926        67,350         2,389       135,965      1.8%
    Accident and Health       118,663        59,550       115,573       174,686     66.2%
    Annuity                   126,999          --            --         126,999       --
                              -------   -----------   -----------       -------

  Total Premiums          $   446,588   $   126,900   $   117,962   $   437,650     27.0%
                              =======   ===========   ===========   ===========


                                                                                 Percentage
                                                                                 of Amount
    December 31, 1996                                                             Assumed
                              Gross         Ceded        Assumed        Net       to Net

Life Insurance in Force   $53,854,456   $17,392,184   $   605,831   $37,068,103      1.6%
                          ===========   ===========   ===========   ===========

  Premiums:
    Life                      187,886        49,150           327       139,063      --
    Accident and Health        97,971        28,359       107,447       177,059     60.7%
    Annuity                    78,358          --            --          78,358      --
                          -----------   -----------   -----------   ----------

  Total Premiums          $   364,215   $   77,509    $   107,774   $   394,480     27.3%
                          ===========   ===========   ===========   ==========

                                                                                 Percentage
                                                                                 of Amount
    December 31, 1995                                                             Assumed
                              Gross         Ceded        Assumed        Net       to Net
Life Insurance in Force   $48,644,007   $16,635,298   $    58,966   $32,067,675     0.2%
                          ===========   ===========   ==========    ===========

  Premiums:
    Life                      184,981        33,768         1,670       152,883     1.1%
    Accident and Health        72,473        16,800        93,060       148,733    62.6%
    Annuity                    62,886          --            --          62,886      --
                          -----------   -----------   ----------    -----------

  Total Premiums          $   320,340   $   50,568    $    94,730   $    364,502   26.0%
                          ===========   ===========   ==========    ===========

     (b) The maximum amount retained on any one life by the Company is $1,000,000.

     -------------------------

     (c) Reinsurance recoveries, which reduced death and other benefits, approximated $100,029,000, $54,456,000, and $51,264,000, respectively, for each of the years ended December 31, 1997, 1996 and 1995.

          The Company's reinsurance arrangements do not relieve the Company from its direct obligation to its insureds.

12.  Transactions with Related Parties
     ---------------------------------

     (a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded for 1997 amounted to $1,251,000 and $1,000, respectively. Premium income and commission ceded for 1996 amounted to $1,345,000 and $0, respectively. Premium income and commission ceded to affiliates amounted to $1,269,000 and $1,000 for the year ended December 31, 1995. Premium income and ceding commission expense assumed from affiliates aggregated $110,529,000 and $24,853,000, respectively, for 1997, compared to $103,885,000 and
          $27,609,000,  respectively, for 1996, and $90,688,000 and $23,422,000, respectively for 1995.

     (b) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 1997, 1996 and 1995, the Company was charged $37,846,000, $28,277,000 and $23,193,000, respectively, for expenses attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $18,134,000, $17,598,000 and $14,496,000, respectively, for costs incurred by the Company but attributable to affiliates.

     (c) During 1997, a reinsurance agreement covering certain annuity policies was terminated. Upon cancellation, assets totaling $164,895,000 were transferred from Delaware American Life Insurance Company to the Company.

     (d) During 1996, the Company purchased 1,500,000 shares of AIG Life Ireland, LTD., a subsidiary.

                                    PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

     a.   Financial Statements#####

     b.   Exhibits

          1. Resolution of Board of Directors of the Company authorizing the establishment of the Variable Account*

          2.   Not Applicable

          3.   (i)  Principal Underwriter's Agreement**
               (ii) Broker-Dealer Agreement**
               (iii)General Agency Agreement***
               (iv) Distribution Agreement***
               (v)  Buy-Sell Agreement #

          4.   Form of Annuity Contract
               (i)   Old Contract #
               (ii)  New Contract ####

          5.   Application for Annuity Contract#

          6.   (i)  Copy of Articles of Incorporation of the Company*
               (ii) Copy of the Bylaws of the Company*

          7.   Not Applicable

          8.   Administrative  Agreement* (filed confidentially)

          9.   Opinion of Counsel (filed herewith electronically)

          10.  (i) Consent of Counsel (filed herewith  electronically)
               (ii)Consent   of   Independent    Accountants   (filed   herewith
                   electronically)

          11.  Not Applicable

          12.  Agreement Governing Contribution*

          13.  Performance Data##

          14.  Financial Data Schedule (not applicable)

          15.  Powers of Attorney(filed herewith electronically)

 * Incorporated by reference to initial filing on Form N-4, (File No. 33-16708) filed on October 7, 1986.

   ** Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 (File No. 33-16708), filed on May 1, 1989.

   *** Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 (File No. 33-16708), filed on May 1, 1990.

   # Incorporated by reference to Registrant's Post-Effective Amendment No. 2 to Form N-4 (File No. 33-39171) filed on April 30, 1992.

   ## Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to Form N-4 (File No. 33-39171) filed on May 1, 1993.

   ### Incorporated by reference to Post-Effective Amendment No. 7 for Variable Account II on Form S-6 (File No. 33-18301) filed on December 8, 1994.

   ####  Incorporated  by  reference  to  Post-Effective  Amendment  No. 9 for
         Variable Account I on Form  N-4    (FileNo. 33-19171) filed
         on May 1, 1996

Item 25.  Directors and Officers of the Depositor.

        The following are the Officers and Directors of the Company:

Officers:
Name and Principal                         Position and Offices
Business Address                           with  the Company


Ernest E. Stempel(1)                       Director &Chairman of the Board

Robert J. O'Connell(2)                     Director,  Chief Executive  Officer
                                           &President
Michele L. Abruzzo(2)                      Senior Vice President

James A. Bambrick(2)                       Senior Vice President

Howard Gunton(3)                           Vice  President & Comptroller

Jeffrey M. Kestenbaum(2)                   Senior  Vice President

Robert Liguori(3)                          Vice President and Counsel

Edward E. Matthews(1)                      Director,  Senior Vice  President -
                                           Finance

Jerome T. Muldowney(4)                     Director,   Vice President -
                                           Domestic Investments

Michael Mullin(3)                          VicePresident

Nicholas A. O'Kulich(1)                    Director, Vice  President & Treasurer

John R. Skar(3)                            Director,Vice President Chief Actuary

Gerald W. Wyndorf(2)                       Director& Executive   VicePresident

Edmund Sze-Wing Tse (1)                    Director, Vice Chairman

Elizabeth M. Tuck(1)                       Secretary - Corporate

Maurice R.Greenerg(1)                      Director
Edwin A.G Manton (1)                       Director

Win J. Neuger (1)                          Director

Howard I. Smith (1)                        Director


   (1)  Business address is:  70 Pine Street, New York, New York 10270
   (2)  Business address is:  80 Pine Street, New York, New York 10005
   (3)  Business address is:  One Alico Plaza, Wilmington, Delaware 19801
   (4)  Business address is:  One Chase Plaza, New York, New York 10005

Directors:
Name                                         Address

M.R. Greenberg                               American International Group, Inc.
                                             70 Pine Street
                                             New York, New York 10270

Edwin A.G. Manton                            American International Group, Inc.
                                             70 Pine Street
                                             New York, New York 10270

Edward E. Matthews                           American International Group, Inc.
                                             70 Pine Street
                                             New York, New York 10270

Jerome T. Muldowney                          American International Group, Inc.
                                             One Chase Plaza
                                             New York, New York 10005

Win J. Neuger                                American International Group, Inc.
                                             70 Pine Street
                                             New York, New York 10270

Robert J. O'Connell                          American International Group, Inc.
                                             80 Pine Street
                                             New York, New York 10005

Nicholas A. O'Kulich                         American International Group, Inc.
                                             70 Pine Street
                                             New York, New York 10270

John R. Skar                                 AIG Life Insurance Company
                                             One Alico Plaza
                                             Wilmington, DE 19801

Howard I. Smith                              AmericanInternational Group, Inc.
                                             70 Pine Street
                                             New York, New York 10270

Ernest E. Stempel                            American International Companies
                                             70 Pine Street
                                             New York, New York 10270

Edmund Sze-Wing Tse                          American International Companies
                                             70 Pine Street
                                             New York, New York 10270

Gerald W. Wyndorf                            American International Companies
                                             80 Pine Street
                                             New York, New York 10005

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

               Incorporated by reference to the Form 10K, Exhibit 21 filed by American International Group, Inc. parent of registrant for year end December 31, 1997.


Item 27.  Number of Contract Owners.


   There were approximately 15,431 contractholders as of March 31, 1998.


Item 28.  Indemnification

     Incorporated by reference to initial Form N-4 (File No. 33-9144) filed on October 7, 1986, by American International Life Assurance Company of New York, an affiliate of Registrant.


Item 29.  Principal Underwriter

   a. AIG Equity Sales Corp. also acts as the principal underwriter for other separate accounts of the Depositor, as well as the separate accounts of American International Life Assurance Company of New York, and for the AIG All Ages Funds, Inc. These are affiliated companies.

   b. The following information is provided for each director and officer of the Principal Underwriter:

             Name and Principal            Positions and Offices
             Business Address              with Underwriter


             Michele L. Abruzzo(1)         Director and President
             Kevin Clowe (2)               Director and Vice President

             Edward E. Matthews(1)         Director and Chairman of the Board

             Jerome T. Muldowney(3)        Director
             Robert J. O'Connell(1)        Director
             Ernest E. Stempel(2)          Director
             Kenneth F. Judkowitz(1)       Treasurer,Comptroller, VicePresident
             Philomena Scamardella(1)      Vice President and Senior
                                           Compliance Officer

             Florence Davis(2)             Director and General Counsel
             Elizabeth M. Tuck(2)          Secretary
             Daniel Keith Kingsbury(2)     Vice President

             (1) Business address is:  80 Pine Street, New York, N Y 10270.
             (2) Business address is: 70 Pine Street, New York, NY 10270
             (3) Business  address is: One Chase  Manhattan  Plaza,  57th Flr,
               New York, NY 10005

   c.

  Name of         Underwriting
  Principal       Discounts           Compensation on  Brokerage
  Underwriter     and Commissions     Redemptions      Commissions Compensation


 AIG Equity Sales  $193,263.91          $0            $0           $0
 Corp.

Item 30.  Location of Accounts and Records.

   Kenneth F. Judkowitz, Assistant Vice President of the Company, whose address is 80 Pine Street, New York, New York 10005, maintains physical possession of the accounts, books or documents of the Variable Account required to be maintained by Section 31(a) of Investment Act of 1940 and the rules promulgated thereunder.


Item 31.  Management Services.

          Not Applicable


Item 32.  Undertakings.

     a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

     b. Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     d. Registrant represents that in connection with 403(b) Plans, it is relying on the November 28, 1988 no-action letter issued by the SEC to the American Council of Life Insurance.

     e. Registrant represents that Variable Account I meets the definition of a separate account under the federal securities laws.

     f. Registrant represents that the fees and charges deducted under the contracts covered by this registration statement, in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the company.

                      SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of the Securities Exchange Act Rule 485(b)for effectiveness of this registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Wilmington, and State of Delaware on this 28th day of April, 1998


                               Variable Account I
                                   Registrant


                              By:  Kenneth D. Walma
                              ----------------------
                              Kenneth D. Walma,
                              Assistant Secretary and Associate General Counsel


                         By: AIG Life Insurance Company
                                    Depositor


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                               Title                    Date



     Howard E. Gunton, Jr.*          Chief Accounting            April 28 1998
     ---------------------           Officer
     Howard E. Gunton, Jr.


     Nicholas A. O'Kulich*
     -------------------------       Director                    April 28 1998
     Nicholas A.O'Kulich

     Maurice R. Greenberg*           Director                    April 28 1998
     ------------------------
     Maurice R. Greenberg

     Edwin A.G.Manton*               Director                    April 28 1998
     ----------------
     Edwin A.G.Manton

     Edward E. Matthews*             Director                    April 28 1998
     -------------------
     Edward E. Matthews

     Jerome T. Muldowney*            Director                    April 28 1998
     -------------------
     Jerome T. Muldowney

     Win J. Neuger*                  Director                    April 28 1998
     -------------
     Win J. Neuger

     John R. Skar*                   Director                    April 28 1998
     -------------
     John R. Skar

     Howard I. Smith*                Director                    April 28 1998
     ----------------
     Howard I. Smith

     Ernest E.Stempel*               Director                    April 28 1998
     ---------------------
     Ernest E. Stempel

     ---------------------           Director
     Edmund Sze-Wing Tse*

     Gerald W. Wyndorf*              Director                    April 28 1998
     ---------------------
     Gerald W. Wyndorf

     Robert J. O'Connell*            Director                    April 28 1998
     ---------------------
     Robert J. O'Connell

                                        *By:/s/ Kenneth D. Walma
                                        -----------------------
                                        Kenneth D. Walma
                                        Attorney in Fact

                                  EXHIBITS TO

                           AMENDMENT NUMBER      TO
                                   FORM N-4

                                 FOR VARIABLE

                                   ACCOUNT I

                               INDEX TO EXHIBITS

Exhibit                                                     Page

9       Opinion of Counsel
10 (i)  Consent of Counsel
10 (ii) Consent of Independent Accountants